AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2009
-------------------------------------------------------------------------------

                              FILE NOS. 333-100934
                                        811-21250

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-6

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 6

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 18

           ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
                           (Exact Name of Registrant)

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                              (Name of Depositor)

                               100 Motor Parkway
                                    Suite 132
                            Hauppauge, NY 11788-5107
                                  631-357-8920
        (Address and Telephone Number of Depositor's Principal Offices)

                                  SUSAN L. LEES
                 VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL
                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                               3100 SANDERS ROAD
                           NORTHBROOK, ILLINOIS 60062
                                  847-402-2400
           (Name, Address and Telephone Number of Agent for Service)


                                   COPIES TO:

                             SONYA EKART, ESQUIRE
                       ALLSTATE LIFE INSURANCE COMPANY OF
                                    NEW YORK
                               3100 SANDERS ROAD
                                   SUITE J5B
                              NORTHBROOK, IL 60062

             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                            (CHECK APPROPRIATE BOX)

/ /immediately upon filing pursuant to paragraph (b) of Rule 485
/x/on May 1, 2009, pursuant to paragraph (b) of Rule 485
/ /60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ /on (date) pursuant to paragraph (a)(1) of Rule 485

                   IF APPROPRIATE, CHECK THE FOLLOWING BOX:

/ /This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24 of the Investment Company Act of 1940.

Securities being offered - interests in Allstate Life of New York Variable Life Separate Account A of Allstate Life Insurance Company of New York under variable life insurance contracts.

Approximate date of proposed public offering:  continuous.

           CONSULTANT ACCUMULATOR VARIABLE UNIVERSAL LIFE PROSPECTUS



          Flexible Premium Variable Universal Life Insurance Policies



                                   Issued by:

                  Allstate Life Insurance Company of New York



                               In connection with:

           Allstate Life of New York Variable Life Separate Account A



                                 Street Address:

                               2940 S. 84th Street

                             Lincoln, NE 68506-4142



                                Mailing Address:

                                 P.O. Box 82656

                             Lincoln, NE 68501-2656



                        Telephone Number: 1-800-268-5619

                           Fax Number: 1-866-628-1006



This Prospectus describes information you should know before you purchase the Consultant Accumulator Flexible Premium Variable Universal Life Insurance Policy. Please read it carefully and retain it for your records.

This Policy is designed to provide both life insurance protection and flexibility in connection with Premium payments and Death Benefits. Subject to certain restrictions, you may vary the frequency and amount of Premium payments and increase or decrease the level of life insurance benefits payable under the Policy. In addition, it may not be advantageous for you to replace existing insurance coverage or buy additional insurance coverage if you already own a variable life insurance policy.

EFFECTIVE DECEMBER 31, 2008, THIS PRODUCT IS NO LONGER AVAILABLE FOR SALE.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                  The date of this Prospectus is May 1, 2009.


                                  1 PROSPECTUS

TABLE OF CONTENTS
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                                                                        PAGE

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SUMMARY
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  Description of the Policy and Policy Benefits                         3
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  Risks of the Policy                                                   5
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  The Portfolios And Associated Risks                                   6
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FEE TABLES
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  Transaction Fees                                                      7
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  Periodic Charges Other Than Portfolio Operating Expenses              8
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  Optional Benefit Charges                                              9
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  Portfolio Annual Expenses (As a percentage of Portfolio Average Daily Net
  Assets)                                                               10
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PURCHASE OF POLICY AND PREMIUMS
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  Application for a Policy                                              10
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  Premium Payments                                                      11
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  Premium Limits                                                        11
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  Safety Net Premium                                                    11
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  Modified Endowment Contracts                                          11
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  Allocation of Premiums                                                12
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POLICY VALUE
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  General                                                               12
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  Accumulation Units                                                    12
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  Accumulation Unit Value                                               12
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  Postponement of Payments                                              13
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TRANSFERS
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  General                                                               13
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  Transfers Authorized by Telephone                                     13
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  Dollar Cost Averaging                                                 14
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  Portfolio Rebalancing                                                 14
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  Market Timing and Excessive Trading                                   14
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  Trading Limitations                                                   15
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  Agreements to Share Information with Funds                            15
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  Short Term Trading Fees                                               16
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INVESTMENT AND FIXED ACCOUNT OPTIONS
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  The Sub-Accounts and the Portfolios                                   16
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  Voting Rights                                                         20
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  Additions, Deletions and Substitutions of Securities                  21
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  The Fixed Account                                                     21
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  SelectBalance/SM/ Asset Allocation Program                            21
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DEATH BENEFITS AND OPTIONAL INSURANCE BENEFITS
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  Death Benefits                                                        22
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  Death Benefit Options                                                 22
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  Change to Death Benefit Option                                        23
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  Change to Face Amount                                                 23
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  Optional Insurance Benefits                                           24
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                                                                        PAGE

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POLICY LOANS
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  General                                                               25
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  Loan Interest                                                         25
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  Loan Repayment                                                        26
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  Pre-Existing Loan                                                     26
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  Effect on Policy Value                                                26
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SURRENDERS AND WITHDRAWALS
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  Surrenders                                                            26
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  Partial Withdrawal                                                    27
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SETTLEMENT OPTIONS                                                      27
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MATURITY                                                                28
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LAPSE AND REINSTATEMENT
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  Lapse and Grace Period                                                28
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  Reinstatement                                                         28
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CANCELLATION AND CONVERSION RIGHTS
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  Free-Look Period                                                      28
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  Conversion                                                            28
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CHARGES AND DEDUCTIONS
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  Premium Expense Charge                                                29
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  Monthly Deduction                                                     29
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  Policy Fee                                                            29
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  Administrative Expense Charge                                         29
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  Mortality and Expense Risk Charge                                     29
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  Cost of Insurance Charge                                              29
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  Rider Charges                                                         30
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  Separate Account Income Taxes                                         30
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  Portfolio Charges                                                     30
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  Surrender Charge                                                      30
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  Transfer Fee                                                          32
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GENERAL POLICY PROVISIONS
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  Beneficiaries                                                         32
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  Assignment                                                            32
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  Dividends                                                             32
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ABOUT US
--------------------------------------------------------------------------------
  Allstate Life Insurance Company of New York                           32
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  The Separate Account                                                  32
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FEDERAL TAXES
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  Introduction                                                          33
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  Taxation of the Company and the Separate Account                      33
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  Taxation of Policy Benefits                                           33
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  Employer Owned Life Insurance (a.k.a. "COLI")                         34
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  Modified Endowment Contracts                                          34
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  Income Tax Withholding                                                35
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  Diversification Requirements                                          35
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                                  2 PROSPECTUS

--------------------------------------------------------------------------------
  Ownership Treatment                                                   35
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DISTRIBUTION                                                            35
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LEGAL PROCEEDINGS                                                       36
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LEGAL MATTERS                                                           36
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FINANCIAL STATEMENTS                                                    36
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GLOSSARY OF SPECIAL TERMS                                               36
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THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH
SUCH OFFERING MAY NOT BE LAWFULLY MADE. ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.

Capitalized terms used in this prospectus are defined where first used or in the Glossary beginning on page 36 of this prospectus.


SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE POLICY AND POLICY BENEFITS

1. WHAT IS A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY?

Your Policy is designed to be flexible to meet your specific life insurance needs. Your Policy has a Death Benefit, Policy Value (both terms defined below) and other features of life insurance providing fixed benefits. Your Policy is a "flexible premium" policy because you have a great amount of flexibility in determining when and how much Premium you want to pay. Your Policy is a "variable" policy because the Death Benefit and Policy Value vary according to the investment performance of the Sub-Accounts to which you have allocated your Premiums. The Policy provides you with an opportunity to take advantage of any increase in your Policy Value but you also bear the risk of any decrease.

2. WHAT ARE THE PREMIUMS FOR THIS POLICY?

You have considerable flexibility as to the timing and amount of your Premiums.
 You have a required first year Premium for your Policy, which is based on your Policy's Face Amount and the Insured's age, sex and risk class. You do not have to pay the required Premium after the first Policy Year. However, to take advantage of the Safety Net Premium feature (discussed below), you must pay the cumulative Safety Net Premiums due. Otherwise, you may pay any level of Premium, as long as the Premium would not cause your Policy to lose its status as a life insurance contract under the Tax Code. For more information, please see "Purchase of Policy and Premiums" on page 10 and "Federal Taxes" beginning on page 33.

You also may establish a planned periodic Premium. You are not required to pay the planned periodic Premium and we will not terminate your Policy merely because you did not.

If you pay more Premium than permitted under section 7702A of the Tax Code, your Policy would be classified as a modified endowment contract, which would affect the federal income tax treatment of loans and withdrawals. For more information, see "Federal Taxes - Modified Endowment Contracts" on page 34.

3. WHAT IS THE SAFETY NET PREMIUM FEATURE?

We agree to keep the Policy (including any riders) in force for a specified period, regardless of the investment performance of the Sub-Accounts, as long as your total Premiums paid (as reduced to reflect withdrawals and Policy Debt) at least equals the cumulative Safety Net Premium amount shown in your Policy. If the Insured is age 60 or less at the Issue Date, the specified period is the first twenty Policy Years. Otherwise, it runs from the Issue Date until the next Policy Anniversary after the Insured's 80th birthday. For additional discussion, see "Purchase of Policy and Premiums - Safety Net Premium" on page 11.

When the Safety Net Premium is not in effect, your Policy remains in force as long as the Net Surrender Value is large enough to pay the charges on your Policy as they come due. For more detail please see "Lapse and Reinstatement" on page 28.

4. HOW IS MY POLICY VALUE DETERMINED?

Your Premiums are invested in one or more of the Sub-Accounts or allocated to the Fixed Account, as you instruct us. Your Policy Value is the sum of the values of your interests in the Sub-Accounts of the Separate Account, plus the values in the Fixed Account and the Loan Account. Your Policy Value depends on the investment performance of the Sub-Accounts and the amount of interest we credit to the Fixed Account, as well as the Net Premiums paid, partial withdrawals, and charges assessed. We have summarized the charges imposed under the Policy in "Fee Tables" and described them in more detail in "Charges and Deductions" on page 29. For additional discussion of your Policy Value, please see "Policy Value" on page 12.

5. WHAT ARE THE INVESTMENT CHOICES FOR THIS POLICY?

The Policy currently offers multiple investment options, each of which is a Sub-Account. You may invest in up to twenty-one (21) Sub-Accounts or twenty (20) Sub-Accounts plus the Fixed Account. Each Sub-Account invests in a single Portfolio. See "Investment and Fixed Account Options - The Sub-Accounts and the Portfolios" on page 16 for a listing of the Sub-Accounts currently available under the Policy. We also offer a Fixed Account


                                  3 PROSPECTUS
option. You may transfer money among your investment choices, subject to restrictions. Please see "Risks of the Policy" on page 5 and "Transfers - Trading Limitations" on page 15.



6. HOW ARE MY PREMIUMS AND POLICY VALUE ALLOCATED?

Before your Premiums are allocated to the Policy Value, we deduct a Premium Expense Charge of 5.25%. For more detail, see "Charges and Deductions" on page
29. The amount remaining after the deduction of the Premium Expense Charge is called the Net Premium.

When you apply for the Policy, you specify in your application how to allocate your Net Premiums. You may change your allocations at any time by notifying us in writing at the address on the front cover of this Prospectus. See "Purchase of Policy and Premiums - Allocation of Premiums" on page 12.

Generally, we allocate your initial Premiums to the Sub-Accounts and the Fixed Account when we have received your Premium and underwriting approval. We reserve the right, however, to delay the allocation of your initial Premium to the Sub-Accounts as described in "Purchase of Policy and Premiums - Allocation of Premiums" on page 12. Furthermore, if outstanding requirements prevent us from placing your Policy in force, your Premiums are not allocated until you satisfy those requirements.

We generally allocate your other Premiums to the Sub-Accounts and the Fixed Account as of the date we receive your Premiums in our home office. However, we reserve the right to delay the allocation of any Premium that requires underwriting.

7. MAY I TRANSFER POLICY VALUE AMONG THE SUB-ACCOUNTS AND THE FIXED ACCOUNT?

You may transfer Policy Value among the Sub-Accounts and the Fixed Account by writing to or calling us at 1-800-268-5619. While you also may transfer amounts from the Fixed Account, certain restrictions may apply. While we currently are waiving the transfer fee, we reserve the right under your Policy to charge a transfer fee on certain transfers.

In addition, you may use our automatic Dollar Cost Averaging Program or our Portfolio Rebalancing Program, though you may not use both at the same time. For additional information, please see "Transfers - Dollar Cost Averaging" on page 14.

8. WHAT ARE THE DEATH BENEFIT OPTIONS?

While your Policy is in force, we will pay a Death Benefit to the Beneficiary upon the death of the Insured. The Policy provides for two Death Benefit options you may choose between while the Insured is alive. Under Option 1, the Death Benefit is equal to the greater of your Policy's Face Amount or the Policy Value multiplied by a specified percentage. Under Option 2, the Death Benefit is equal to the greater of your Policy's Face Amount plus the Policy Value on the Insured's date of death or the Policy Value multiplied by a specified percentage. Decreases in the Policy Value never cause the Death Benefit to be less than the Face Amount. Before we pay the Death Benefit to the Beneficiary, however, we subtract an amount sufficient to repay any outstanding Policy Debt and to pay any due and unpaid charge. For additional information, please see "Policy Loans" on page 25 and "Death Benefits and Optional Insurance Benefits" on page 22.

9. HOW IS THE DEATH BENEFIT PAID?

While the Policy is in force and when the Insured dies, we pay a Death Benefit to your Beneficiary. You or your Beneficiary may choose to receive the proceeds of the Policy in the form of a lump sum payment or over a period under an optional payment plan. The Death Benefit proceeds are reduced by any amount you owe us, such as outstanding loans, loan interest or unpaid charges. The proceeds may be increased, if for example, you have added a rider that provides an additional benefit. We determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the Insured dies. We usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied.

10. CAN I INCREASE OR DECREASE MY POLICY'S FACE AMOUNT?

Yes, you have considerable flexibility to increase or decrease your Policy's Face Amount. You may request an increase and/or a decrease after the first Policy Year by sending a written request to us. Your requested increase must be at least $10,000. If you request an increase, you must provide evidence of insurability to us that meets our standards. An increase in the Face Amount increases the charges deducted from your Policy Value. You may not decrease the Face Amount of your Policy below $100,000. We do not permit a Face Amount change if the Policy is in the Grace Period. For more detail, see "Death Benefits and Optional Insurance Benefits - Change to Face Amount" on page 23. In addition, modifying your Policy's Face Amount might have tax ramifications. For an additional discussion, please see "Federal Taxes" on page 33.

11. DO I HAVE ACCESS TO THE VALUE OF MY POLICY?

Yes. You may surrender your Policy at any time for its Net Surrender Value. Upon surrender, life insurance coverage under your Policy ends. We may subtract a surrender charge from your surrender proceeds during the first nine Policy Years and the first nine years following an increase to the Face Amount.
 For more information concerning the calculation of surrender charges, see "Charges and Deductions - Surrender Charge" on page 30.


                                  4 PROSPECTUS

You also may withdraw part of your Policy Value through a partial withdrawal, which must equal at least $500. In addition, the maximum partial withdrawal amount may not reduce the Face Amount below $25,000. For more detail, see "Surrenders and Withdrawals" on page 26.

Surrenders and withdrawals may have tax consequences. For an additional discussion, please see "Risks of the Policy" on page 5 and "Federal Taxes - Taxation of Policy Benefits" on page 33.

12. MAY I TAKE OUT A POLICY LOAN?

You may borrow money from us using your Policy as security for the loan. The maximum loan amount is equal to 90% of the Surrender Value. For more detail, see "Policy Loans" on page 25.

13. CAN I EXCHANGE MY POLICY?

During the first 24 months after your Policy is issued, or the first two years after an increase in the Face Amount, if your Policy remains in force, you may exchange or amend your Policy to convert it to a non-variable universal life insurance policy without submitting proof of insurability. We will accomplish the conversion by transferring all of your Policy Value to the Fixed Account and ending your right under the Policy to allocate Policy Value to the Subaccounts. Charges under the amended Policy will be based on the same risk classification as the Policy. We will not charge you for this conversion. In addition, if at any time we make a material change to the investment policy of the separate account, you may exchange your Policy. We will notify you in writing of any such change and your exchange rights and you will have 60 days thereafter to execute a plan exchange.

14. CAN I CANCEL MY POLICY?

You may cancel your Policy by returning it to us within 10 days after you receive it. We refund the Premium paid. Your Policy contains specific information about your free-look rights. For more information, see "Cancellation and Conversion Rights - Free-Look Period," on page 28.

RISKS OF THE POLICY

1. IS MY POLICY VALUE GUARANTEED?

Your Policy Value is not guaranteed. However, the payment of the Death Benefit may be guaranteed under the Safety Net Premium feature. The value of your Policy fluctuates with the performance of the investment options you choose.
 Your investment options may not perform to your expectations. Your Policy Values in the Sub-Accounts may rise or fall depending on the performance of the Portfolios in which the Sub-Accounts invest and the charges under your Policy.
 For more detail, please see "The Portfolios and Associated Risks" on page 6 and "Investment and Fixed Account Options" on page 16. In addition, a guarantee with respect to interest rate applies only to the Fixed Account investment option.

2. IS THIS POLICY SUITABLE FOR SHORT-TERM SAVINGS?

No, you should not purchase the Policy if you may need to access the Policy Value within a short time. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered.

3. CAN MY POLICY LAPSE?

Your Policy could terminate if the value of your Policy becomes too low to support the Policy's monthly charges and the Safety Net Premium feature is not in effect. If this occurs, we notify you in writing. You will then have a 61-day Grace Period to pay additional amounts to prevent your Policy from terminating. See "Lapse and Reinstatement" on page 28. If you have any outstanding Policy Loans when your Policy lapses, you may have taxable income as a result. See "Federal Taxes" on page 33.

4. ARE THERE RISKS INVOLVED WITH SPECIALIZED USES OF THE POLICY?

Because the Policy provides for an accumulation of Policy Values as well as Death Benefit, you may wish to use it for various individual and business planning purposes. Purchasing the Policy in part for such purposes may involve certain risks. For example, if the investment performance of the Sub-Accounts is poorer than expected or if sufficient Premiums are not paid, the Policy may lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the Policy. Withdrawals and Policy Loans may significantly affect current and future Policy Value, Surrender Value or Death Benefit proceeds. The Policy is designed to provide benefits on a long-term basis.
 Before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. In addition, using a Policy for a specialized purpose may have tax consequences. See "Federal Taxes" on page 33.

5. WHAT ARE THE LIMITATIONS ON WITHDRAWAL?

After the first Policy Year, withdrawals are permitted. As noted above, the minimum withdrawal amount permitted is $500, and maximum partial withdrawal amounts may not reduce the Face Amount below $25,000. While the surrender charge does not apply to partial withdrawals, we impose a $10 service fee on each withdrawal. Please note that withdrawals reduce your Policy's Death Benefit, See "Partial Withdrawals" on page 27. In addition, withdrawals may have tax consequences. See "Federal Taxes" on page 33.

6. WHAT ARE THE LIMITATIONS ON TRANSFER?

We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account. In addition, while we currently


                                  5 PROSPECTUS
are not charging a transfer fee, the Policy gives us the right to impose a transfer fee of up to $10 in certain circumstances. We reserve the right to limit transfers in any Policy Year, or to refuse any transfer request for a Policy Owner or certain Policy Owners. For example, we reserve the right to limit excessive trading and transfers that would disadvantage Policy Owners or have a detrimental effect on Accumulation Unit Values or the share price of any Portfolio. See "Transfers - Market Timing and Excessive Trading" on page 15 and "Transfers - Trading Limitations" on page 15.

7. WHAT ARE THE LIMITATIONS OR CHARGES ON SURRENDER OF THE POLICY?

You may surrender your Policy at any time. We deduct a surrender charge from the surrender proceeds. The surrender charge is calculated as described in "Charges and Deductions- Surrender Charge" on page 30. While the amount of the surrender charge decreases over time, it may be a substantial portion or even exceed your Policy Value. In addition, the surrender of your Policy may have tax consequences. See "Federal Taxes" on page 33.

8. WHAT ARE THE RISKS OF TAKING A POLICY LOAN?

Taking a loan from your Policy may increase the risk that your Policy will lapse, will have a permanent effect on your Policy Value and will reduce the Death Proceeds. In addition, if your Policy is a Modified Endowment Contract for tax purposes, taking a Policy Loan may have tax consequences. See "Federal Taxes
- Modified Endowment Contracts" on page 34.

9. WHAT ARE THE TAX CONSEQUENCES OF BUYING THIS POLICY?

Your Policy is structured to meet the definition of a life insurance contract under the Tax Code. We may need to limit the amount of Premiums you pay under the Policy to ensure that your Policy continues to meet that definition.

Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance policy. In addition, you generally are not subject to taxation on any increase in the Policy Value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total Premiums paid. Amounts received upon surrender or withdrawal in excess of Premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies, which meet the federal definition of a modified endowment contract. Depending on the amount and timing of your Premiums, your Policy may meet that definition. Under current tax law, Death Benefit payments under modified endowment contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. Withdrawals and policy loans, however, are treated differently. Amounts withdrawn and policy loans are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includible in your taxable income. In addition, an additional 10% federal penalty tax is generally imposed on the taxable portion of amounts received before age 59 1/2. We will not accept any Premium that would cause the Policy not to qualify as a life insurance contract under the Tax Code. For more information on the tax treatment of the Policy, see "Federal Taxes" on page 33.

The death benefit of life insurance policies that were transferred for value may be subject to ordinary income taxes. Estate taxes may apply. Consult your tax advisor for additional information.

THE PORTFOLIOS AND ASSOCIATED RISKS

1. WHAT IS A PORTFOLIO?

Each of the Sub-Accounts invests in the shares of one of the Portfolios. Each Portfolio is either an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act") or a separate investment series of an open-end management investment company. Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies, which are described in the Prospectuses for the Portfolios. Each Portfolio operates as a separate investment fund, and the income, gains and losses of one Portfolio generally have no effect on the investment performance of any other. Under the Policy, the Sub-Accounts currently invest in the Portfolios set forth in this Prospectus. Some of the Sub-Accounts described in this Prospectus may not be available under your Policy. For an additional discussion of the Portfolios, please see "Investment and Fixed Account Options - The Sub-Accounts and the Portfolios" on page 16.

2. WHAT ARE THE RISKS OF THE PORTFOLIOS?

We do not promise that the Portfolios will meet their investment objectives.
 Amounts you have allocated to Sub-Accounts may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub-Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives. A description of each Portfolio's investment policies and a comprehensive statement of each Portfolio's risks may be found in its Prospectus. For additional information, please see "Investment and Fixed Account Options - The Sub-Accounts and the Portfolios" on page 16.

3. HOW CAN I LEARN MORE ABOUT THE PORTFOLIOS?

You should read the Portfolios' current Prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks. You should read the Portfolios' Prospectuses before allocating


                                  6 PROSPECTUS
amounts to the Sub-Accounts. If you do not have a Prospectus for a Portfolio, please contact us at the number listed on the first page of this Prospectus and we will send you a copy.
                                   FEE TABLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE MAXIMUM FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY OR SURRENDER THE POLICY OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

                                TRANSACTION FEES
          Charge             When Charge is Deducted       Amount Deducted
          ------             -----------------------       ---------------
Premium Expense Charge       When you pay a Premium.   5.25% of the Premium
                                                        amount.

Surrender Charge (per $1000  When you surrender your
 of Face Amount)(1)           Policy during the first
                                 9 Policy Years.

                                                       Minimum:  $3.32 per
                                                        $1000.
 Minimum and Maximum                                   Maximum:  $46.51 per
 Initial Surrender Charge:                              $1000

 Initial Surrender Charge                              $19.31 per $1000.
 for 45 year-old male
 non-smoker, $120,000 Face
 Amount

Transfer Fee (2)             Second and each           $10.00 maximum; $0
                              subsequent transfer in    current
                              each calendar month.

Partial Withdrawal Service   When you make a           $10.00 per withdrawal
 Fee                          withdrawal.

Loan Interest (3)(4)         When you have a Policy    Interest Rate on
                              loan.                     Preferred Loans 4%
                                                       Interest Rate on
                                                        Standard Loans 5%


(1) The initial amount of the surrender charge generally equals the Initial Face Amount of your Policy multiplied by the applicable rate per thousand dollars of Face Amount. The applicable rate depends on the Insured's age at issue, sex and status as a smoker. An additional surrender charge applies to Face Amount increases.

  The surrender charge shown in the table above may not be representative of the charge you would pay. For more information about the surrender charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of this Prospectus or contact your agent.

(2) Currently, we are waiving this fee.

(3) When we make a Policy Loan, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. The amounts allocated to the Loan Account are currently credited with interest at 4%. For more information, see "Policy Loans" on page 25.

(4) Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans.


                                  7 PROSPECTUS

THE TABLE BELOW DESCRIBES THE FEES AND EXPENSES THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE PORTFOLIO FEES AND EXPENSES. EACH OF THESE FEES IS CALCULATED MONTHLY AND DEDUCTED FROM YOUR POLICY VALUE AS PART OF THE MONTHLY DEDUCTION

          PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
           Charge                  When Charge is          Amount Deducted
           ------                  ---Deducted---          ---------------
                                      --------
Minimum and Maximum COI                                Guaranteed:
 Charge (1):                                            Minimum: $0.06 per
                                                        $1000.
                                                        Maximum: $83.33 per
                                                        $1000.
                                    Current:
                                                        Minimum: $0.02 per
                                                        $1000.
                                                        Maximum: $31.99 per
                                                        $1000


Minimum & Maximum COI Charge                           Guaranteed:
 for a 45-year old Male                                 Minimum: $0.29 per
 Non-Smoker, $120,000 Face                              $1000.
 Amount                                                 Maximum: $83.33 per
                                                        $1000.
                                    Current:
                                                        Minimum: $0.23 per
                                                        $1000.
                                                        Maximum: $20.96 per
                                                        $1000.

Administrative Expense Charge  Monthly during the      Minimum Annual Rate:
 (per $1000 Initial Face        first 10 Policy years   $0.25 per $1000
 Amount)(2)                                            Maximum Annual Rate:
                                                        $2.50 per $1000

Administrative Expense Charge Monthly during the Annual rate of : $0.96 for a
 45-year old Male first 10 Policy years per $1,000 Non-Smoker, $120,000 Face
 Amount

Policy Fee                     Monthly                 Guaranteed: $10.00
                                                       Current:         $7.50

Mortality and Expense Risk     Monthly                 Annual Rate for Policy
 Charge (as a percentage of                             Years 1-10: 0.55%.
 total monthly Sub-Account                             Annual Rate for Policy
 Value)(3)                                              Years 11+: 0.15%

                                                        .

(1) The cost of insurance charge varies based on individual characteristics such as the age, Policy Year, underwriting class, Face Amount and sex of the Insured. We determine the current cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rate than the guaranteed rate shown in your Policy. We calculate a separate cost of insurance charge for any increase in the Face Amount based on the Insured's circumstances at the time of the increase. For more information about the calculation of the cost of insurance charges, see "Charges and Deductions" on page 29.
   The cost of insurance charge shown in the table above may not be representative of the charge you would pay. For more information about the cost of insurance charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of this Prospectus or contact your agent.

(2)The monthly Administrative Expense Charge is 1/12 the annual rate. The maximum monthly rate for the Administrative Expense Charge is $0.21. The minimum monthly rate is $0.02.

(3)The monthly mortality and expense risk charge is 0.046% for the first 10 Policy Years and 0.012% thereafter. We currently do not deduct a separate charge against the Separate Account for income taxes. In the future, however, we may impose such a charge if, in our sole discretion, we determine that we will incur a tax from the operation of the Separate Account.



                                  8 PROSPECTUS

                            OPTIONAL BENEFIT CHARGES

 Currently, we are offering the following optional riders. The charges for the riders you select are deducted monthly from your Policy Value as part of the Monthly Deduction. You may not be eligible for all optional Riders shown below.
  The benefits provided under each rider are summarized in "Optional Insurance
                     Benefits" beginning on page 24 below:

         Optional Benefit                When Charge is          Amount Deducted
         ----------------                ---Deducted---          ---------------
                                            --------
CHILDREN'S LEVEL TERM RIDER (per            Monthly
 $1,000 unit of coverage                                     $0.50 per unit

ACCIDENTAL DEATH BENEFIT RIDER (per         Monthly
 $1,000 of benefit amount) (1)

Minimum and maximum COI Charge:                              Minimum COI: $0.02917
                                                                      per $1,000
Minimum and maximum COI Charge for                           Maximum COI: $0.13083
 a 45-year old male Non-Smoker,                               per $1,000
 $120,000 face amount:
                                                             Minimum COI: $0.07000
                                                                      per $1,000
                                                             Maximum COI: $0.13083
                                                                      per $1,000

CONTINUATION OF PREMIUM RIDER (per          Monthly
 $100 of benefit amount) (2)

Minimum and maximum COI Charge:                              Minimum COI: $0.23000
                                                                        per $100
Minimum and maximum COI Charge for                           Maximum COI: $1.54000
 a 45-year old male Non-Smoker,                               per $100
 $120,000 face amount:
                                                             Minimum COI: $0.53 per
                                                                            $100
                                                             Maximum COI: $0.53 per
                                                                            $100

ADDITIONAL INSURED RIDER (per               Monthly
 $1,000 of benefit amount) (3)

Minimum and maximum COI Charge:                              Guaranteed:
                                                             Minimum COI: $0.05750
                                                                      per $1,000
                                                             Maximum COI: $83.33333
                                                                      per $1,000
                                                                        Current:
                                                             Minimum COI: $0.01833
                                                                      per $1,000
Minimum and Maximum COI Charge for                           Maximum COI: $33.67500
 a 45-year old male Non-Smoker,                               per $1,000
 $120,000 face amount:
                                                                     Guaranteed:
                                                             Minimum COI: $0.05750
                                                                      per $1,000
                                                             Maximum COI: $83.33333
                                                                      per $1,000
                                                                        Current:
                                                             Minimum COI: $0.23216
                                                                      per $1,000
                                                             Maximum COI: $22.06250
                                                                      per $1,000

PRIMARY INSURED TERM INSURANCE              Monthly
 BENEFIT RIDER (per $1,000 of
 benefit amount (4)
                                                                     Guaranteed:
Minimum and Maximum COI Charge:                              Minimum COI: $0.05750
                                                                      per $1,000
                                                             Maximum COI: $83.33333
                                                                      per $1,000
                                                                        Current:
                                                             Minimum COI: $0.01900
                                                                      per $1,000
Minimum and Maximum COI Charge for                           Maximum COI: $25.25583
 a 45-year old male Non-Smoker,                               per $1,000
 $120,000 face amount:
                                                                     Guaranteed:
                                                             Minimum COI: $0.05750
                                                                      per $1,000
                                                             Maximum COI: $83.33333
                                                                      per $1,000
                                                                        Current:
                                                             Minimum COI: $0.06167
                                                                      per $1,000
                                                             Maximum COI: $17.03083
                                                                      per $1,000

ACCELERATED DEATH BENEFIT RIDER (5)           N/A                      N/A

OVERLOAN PROTECTION RIDER (6)                 N/A                      N/A




                                  9 PROSPECTUS

(1) The applicable charge depends on the Insured's age when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(2) The applicable charge depends on the Insured's sex and age when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(3) The applicable charge depends on the Additional Insured's age, sex and underwriting status when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that applies to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(4) The applicable charge depends on the Insured's age at issue, sex and underwriting status. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(5) There is no additional cost for this Rider. The Accelerated Death Benefit Rider may be added to your Policy at any time.

(6) The Overloan Protection Rider is available only for policies applied for on or after the later of May 1, 2007, or the date New York approved the rider. There is no charge for the rider unless the benefit is elected, when a one-time charge of 4.5% of the Policy Value will be deducted.





PORTFOLIO ANNUAL EXPENSES (AS A PERCENTAGE OF PORTFOLIO AVERAGE DAILY NET
ASSETS)

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. Advisers and/or other service providers of certain Portfolios may have agreed to waive their fees and/or reimburse Portfolio expenses in order to keep the Portfolios' expenses below specified limits. The range of expenses shown in this table does not show the effect of any such fee waiver or expense reimbursement. More detail concerning each Portfolio's fees and expenses appears in the prospectus for each Portfolio.

                   PORTFOLIO TOTAL ANNUAL OPERATING EXPENSES
----------------------------------------------------------------------------------
                                 Minimum                       Maximum
----------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses/(1)/
(expenses that are deducted from
Portfolio assets, which may
include management fees,
distribution and/or
services (12b-1) fees,              0.10%                         4.86%
and other expenses)
----------------------------------------------------------------------------------


(1) Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2008.






PURCHASE OF POLICY AND PREMIUMS
--------------------------------------------------------------------------------




APPLICATION FOR A POLICY. You may apply to purchase a Policy by submitting a written application to us at the address given on the first page of this Prospectus. We generally do not issue Policies to insure people who are older than age 80. The minimum Face Amount for a Policy is $100,000. Before we issue a Policy, we require you to submit evidence of insurability satisfactory to us.
 Acceptance of your application is subject to our underwriting rules. We reserve the right to reject your application for any lawful reason. If we do not issue a Policy to you, we return your Premium to you. We reserve the right to change the terms or conditions of your Policy to comply with changes in the applicable law.

We issue your Policy when we have determined that your application meets our underwriting requirements. We apply our customary underwriting standards to the proposed Insured. If on the Issue Date there are outstanding requirements that prevent us from placing your Policy in force, we will allocate your Premium when all requirements have been met. An example of an outstanding requirement is an amendment to your application that requires your signature. We commence coverage of the Insured under the Policy, on the later of: (i) the Issue Date, (ii) the date that we receive your first Premium, or (iii) the date that all requirements have been met.

If you pay a Premium with your application and your requested Face Amount is less than $500,000, we provide the Insured with temporary conditional insurance only if you meet all of the terms of a conditional receipt. The


                                  10 PROSPECTUS
temporary conditional insurance provides coverage during the underwriting of your application but only if you are ultimately approved for coverage on the same basis as the risk classification and Face Amount of coverage for which you applied. This temporary conditional coverage starts when you complete your application and pay the first Premium, unless a medical exam or lab test results are required. In that event, temporary conditional coverage starts when all medical exams and lab tests have been completed. The Issue Date determines Monthly Deduction Days, Policy Months, and Policy Years.


PREMIUM PAYMENTS. During the first Policy Year, you must pay an amount at least equal to the required Premium shown in your Policy. We send you a reminder notice if you pay annually, semi-annually or quarterly. You may also make a Monthly Automatic Payment.

After the first Policy Year, you may pay additional Premium at any time, and in any amount, as long as your Premium would not cause your Policy to lose its status as a life insurance contract under the Tax Code, as explained in "Federal Taxes" beginning on page 33. Premiums must be sent to us at the address on the first page. Unless you request otherwise in writing, we treat all payments received while a Policy loan exists as new Premium.

Your Policy also shows a planned periodic Premium amount; however, you are not required to pay the planned periodic Premiums. You set the planned periodic Premium when you purchase your Policy. Your Policy will not lapse because you did not pay a planned periodic Premium.

Even if you pay all of the planned periodic Premiums, however, your Policy nevertheless may enter the Grace Period and thereafter lapse if you have not paid the required Safety Net Premium amount and the Net Surrender Value is no longer enough to pay the Monthly Deductions. Please see the "Safety Net Premium" discussion just below. Yet, paying planned periodic Premiums will generally provide greater benefits than if a lower amount of Premium is paid.
 Paying planned periodic Premiums can also help to keep your Policy in force if your planned Premium payments are at least as great as the Safety Net Premium amount.


PREMIUM LIMITS. Before we accept any Premium that would require an increase in the net amount at risk under the Policy, you first must provide us with evidence of insurability. The Tax Code imposes limits on the amount of Premium that can be contributed under a life insurance contract. If you exceed this limit, your Policy would lose its favorable federal income tax treatment under the Tax Code.
 Accordingly, we will not accept any Premium that would cause your Policy to exceed this limit, unless you increase the Face Amount of your Policy appropriately. To obtain this increase, you must submit a written request to us and provide evidence of insurability meeting our then current underwriting standards. Otherwise, we will only accept the portion of your Premium that would cause your total Premiums to equal the maximum permitted amount and we will return the excess to you. In addition, we will not accept any additional Premium from you until we can do so without exceeding the limit set by the Tax Code.

Paying too much Premium also could cause your Policy to be treated as a "modified endowment contract" for federal income tax purposes. See "Modified Endowment Contract" at page 34 below for more information.


SAFETY NET PREMIUM. The Safety Net Premium feature can enable you to keep your Policy (including any riders) in force during a specified period regardless of changes in the Policy Value. If the Insured is age 60 or under at the Issue Date, the specified period is the first twenty Policy Years. Otherwise, the specified period runs until the Policy Anniversary after the Insured's 80th birthday.

Ordinarily, your Policy enters the Grace Period and may lapse if the Net Surrender Value is not sufficient to pay a Monthly Deduction when it is due.
 For additional discussion of lapse, please see "Lapse and Reinstatement" on page 28. Under the Safety Net Premium feature, however, we guarantee that, regardless of declines in your Policy Value, your Policy will not enter the Grace Period if your total Premiums paid since the Issue Date, less any partial withdrawals and outstanding Policy Loans, are greater than the monthly Safety Net Premium amount times the number of months since the Issue Date.

During the first Policy Year, the Safety Net Premium amount equals the required Premium. As a result, if you pay your required Premium on a timely basis, the Safety Net Premium feature remains in effect. Because the Safety Net Premium feature covers optional Riders, adding optional Riders to your Policy increases your Safety Net Premium amount.

If at any time your total Premiums, less partial withdrawals and Policy Debt, are less than the product of the monthly Safety Net Premium times the number of Policy Months since the Issue Date, the Safety Net Premium guarantee ends. We will notify you and you will be given 61 days to satisfy any shortfall. If such payments are not made during this period, the Safety Net Premium provision will terminate. Once the Safety Net Premium guarantee terminates, you cannot reinstate it and your Policy stays in force only as long as the Net Surrender Value is sufficient to pay the Monthly Deductions. For more detail about the circumstances in which the Policy will lapse, see "Lapse and Reinstatement" on page 28.


MODIFIED ENDOWMENT CONTRACTS. Under certain circumstances, a Policy could be classified as a "modified endowment contract," which is a category of life insurance contract defined in the Tax Code. If your Policy were to become a modified endowment contract, distributions and loans from the Policy could result in current taxable income for you, as well as other adverse tax consequences. These tax consequences are described


                                  11 PROSPECTUS
in more detail in "Federal Taxes - Modified Endowment Contracts."

Your Policy could be a modified endowment contract if, among other things, you pay too much Premium or if the Death Benefit is reduced. We monitor the status of your Policy and advise you if you need to take action to prevent the Policy from becoming a modified endowment contract. If you pay a Premium that would result in this classification, we notify you and allow you to request a refund of the excess Premium, or other action, to avoid having your Policy becoming a modified endowment contract. If, however, you choose to have your Policy become a modified endowment contract, we do not refund the Premium.

Your Policy will be a modified endowment contract if it is issued to replace a modified endowment contract issued by another insurer. Payment of additional Premium in connection with a replacement also could cause your Policy to become a modified endowment contract. For more information, please consult your tax adviser, and see "Replacement of Modified Endowment Contracts" in the SAI.


ALLOCATION OF PREMIUMS. Your Net Premiums are allocated to the Sub-Account(s) and the Fixed Account in the proportions that you have selected. You must specify your allocation percentages in your Policy application. Percentages must be in whole numbers and the total allocation must equal 100%. We allocate your subsequent Net Premiums in those percentages, until you give us new allocation instructions.

Initially, you may allocate your Policy Value among twenty-one (21) options, counting each Sub-Account and the Fixed Account as one option. You may add or delete among these options from time to time so long as your Policy Value is spread among no more than the 21 options. In the future, we may waive this limit.

We allocate your initial Net Premium to the Sub-Accounts and the Fixed Account, as you have instructed us, on the Issue Date. If you do not pay the first Premium until after the Issue Date, we allocate your initial Net Premium to the Sub-Accounts and the Fixed Account on the date we receive it at the Home Office.
 If there are outstanding requirements when we issue the Policy, which prevent us from placing your Policy in force, your Premiums are not allocated until all requirements are satisfied. We do not credit earnings or interest before the Issue Date.

We are required to return your Premium if you cancel your Policy during the "free-look" period. Currently, we allocate any Premium received before the end of the free-look period as described above. In the future, however, we reserve the right to delay allocating your Premiums to the Sub-Accounts you have selected or to the Fixed Account until after the "free-look" period; in the interim, we allocate your Premiums to the Fixed Account. For more information, please see "Cancellation and Conversion Rights" on page 28.


POLICY VALUE
--------------------------------------------------------------------------------




GENERAL. Your Policy Value is the sum of the value of your Accumulation Units in the Sub-Accounts you have chosen, plus the value of your interest in the Fixed Account, plus your Loan Account. Your Policy Value changes daily to reflect the performance of the Sub-Accounts you have chosen, the addition of interest credited to the Fixed Account, the addition of Net Premiums, and the subtraction of partial withdrawals and charges assessed. There is no minimum guaranteed Policy Value.

On the Issue Date or, if later, the date your first Premium is received, we deduct the Monthly Deduction for the first Policy Month. We have described the formula to compute your portion of Policy Value in a particular Sub-Account in the Statement of Additional Information.

We make all calculations in connection with the Policy (other than the initial Premiums) on the date we receive your Premium or your request for other action, if that date is a Valuation Date and we are open for business. Otherwise, we make that determination on the next succeeding day that is a Valuation Date and a date on which we are open for business. Calculations for initial Premiums and Premiums requiring underwriting are made on the date your Net Premium is allocated to the Sub-Accounts and the Fixed Account, as described in "Allocation of Premiums" above.


ACCUMULATION UNITS. We determine the number of Accumulation Units in each Sub-Account to allocate to your Policy by dividing that portion of your Net Premium or other transaction allocated to a Sub-Account by that Sub-Account's Accumulation Unit Value on the Valuation Date when the allocation occurs.


ACCUMULATION UNIT VALUE. The Accumulation Unit Value for each Sub-Account varies to reflect the investment experience of the applicable Portfolio. We determine the Accumulation Unit Value for each Sub-Account on each Valuation Date by multiplying the Accumulation Unit Value on the preceding Valuation Date by the Net Investment Factor for that Sub-Account for the Valuation Period then ended.

The Net Investment Factor for each Sub-Account is (1) divided by (2), where:

1) equals (a) the net asset value per share of the Portfolio held in the Sub-Account at the end of the current Valuation Period, plus (b) the per share amount of any dividend or capital gains distribution made by the Portfolio during the current Valuation
                                  12 PROSPECTUS

  Period, plus or minus (c) a per share credit or charge with respect to any taxes which we paid or for which we reserved during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account (no federal income taxes currently are applicable); and

2) is the net asset value per share of the Portfolio held in the Sub-Account at the end of the last prior Valuation Period.

Please refer to the Prospectuses for the Portfolios for a description of how the assets of each Portfolio are valued, since that determination has a direct bearing on the Net Investment Factor of the corresponding Sub-Account and, therefore, your Policy Value.


POSTPONEMENT OF PAYMENTS. We may defer for up to fifteen days the payment of any amount attributable to a Premium paid by check to allow the check a reasonable time to clear. We may postpone paying any amount for a total surrender or a partial withdrawal, the disbursement of a Policy Loan, or the payment of the Death Benefit proceeds, in the following circumstances: (i) whenever the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings); (ii) when trading on the NYSE is restricted or an emergency exists, as determined by the SEC, so that disposal of the Separate Account's investments or determination of the value of its net assets is not reasonably practicable; or (iii) at any other time permitted by the SEC for your protection.

In addition, we may delay payment of the Surrender Value in the Fixed Account for up to six months or a shorter period if required by law. If we defer payment for more than 10 days, we add interest at our current rate from the time you asked for the Surrender Value.


TRANSFERS
--------------------------------------------------------------------------------


GENERAL. While the Policy is in force, you may transfer Policy Value among the Fixed Account and Sub-Accounts in writing or by telephone. Currently, there is no minimum transfer amount. We may set a minimum transfer amount in the future.
 In the future, we may charge you the transfer fee described on page 32, although currently we are waiving it.

You currently may not have Policy Value in more than twenty-one (21) options, counting each Sub-Account and the Fixed Account as one option. Accordingly, we will not perform a transfer that would cause your Policy to exceed that limit.
 We may waive this limit in the future.

Generally, we only make transfers on days when the NYSE and we are open for business. See "Policy Value" on page 12. If we receive your request on a day when the NYSE or we are not open for business, or if we receive your request after the close of business on the NYSE, we make the transfer on the first subsequent day on which the NYSE and we are open.

Special requirements apply to transfers from the Fixed Account. You may transfer a lump sum from the Fixed Account to the Sub-Accounts only during the 60-day period beginning on the Issue Date and each Policy Anniversary. We do not process transfer requests involving the Fixed Account at any other time, except transfers pursuant to a Dollar Cost Averaging or Portfolio Rebalancing program.

The maximum amount which may be transferred as a lump sum or as Portfolio Rebalancing transfers from the Fixed Account during a Policy Year usually is:
 (i) 30% of the Fixed Account balance on the most recent Policy Anniversary; or
(ii) the largest total amount transferred from the Fixed Account in any prior Policy Year. You may not transfer Policy Value or allocate new Premiums into the Fixed Account if transfers are being made out under the Dollar Cost Averaging program. However, we may waive or modify these restrictions on transfers from the Fixed Account.

This limit also applies to transfers under a Dollar Cost Averaging program, unless you choose to transfer your entire Fixed Account balance to Sub-Accounts.
 In that case, your maximum monthly transfer amount may not be more than 1/36/TH/ of your Fixed Account balance on the day of the first transfer.

In addition, you may transfer 100% of the Fixed Account balance in a lump sum to the Sub-Account(s), if on any Policy Anniversary the interest rate on the Fixed Account is lower than it was on the Policy Anniversary one year previously or if on the first Policy Anniversary that interest rate is lower than it was on the Issue Date. We notify you by mail if this occurs. You may request a transfer for 60 days following the date we mail notification to you. The Policy permits us to defer transfers from the Fixed Account for up to six months from the date you request a transfer.

TRANSFERS AUTHORIZED BY TELEPHONE.  You may make transfers by telephone.
 Telephone transfers may not be available if all lines are busy. In that case, you will need to submit a written request or try to call later. Please see the SAI for a description of our procedures for telephone transfers.

We use procedures that we believe provide reasonable assurance that telephone authorized transfers are genuine. For example, we request identifying information from persons purporting to authorize transfers. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.


                                  13 PROSPECTUS

At any time, we may suspend, modify or terminate your privilege to make transfers via the telephone, or via other electronic or automated means specifically approved by the Company, including, but not limited to, automated telephone services, facsimile machine, e-mail and electronic services via online access. Among other things, we reserve the right to limit the number of such transfers among the Sub-Accounts in any Policy Year, or to refuse any telephone transfer request. We also reserve the right to restrict such transfers in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Policy Owners.


DOLLAR COST AVERAGING. Under our automatic Dollar Cost Averaging program, while the Policy is in force, you may authorize us to transfer a fixed dollar amount at fixed intervals from the Fixed Account or a Sub-Account of your choosing to up to twenty-one options, including other Sub-Accounts or the Fixed Account.
 The interval between transfers may be monthly, quarterly or annually, at your option. The transfers are made at the Accumulation Unit Value on the date of the transfer. The transfers continue until you instruct us otherwise, or until your chosen source of transfer payments is exhausted. Currently, the minimum transfer amount is $100 per transfer. We may change this minimum or grant exceptions. If you elect this program, the first transfer occurs one interval after your Issue Date. Your request to participate in this program is effective when we receive your completed application at the P.O. Box given on the first page of this Prospectus. Please call or write us for a copy of the application.
 You may elect to increase, decrease or change the frequency or amount of transfer payments under a Dollar Cost Averaging program. Special restrictions apply to transfers from the Fixed Account. Please see "Transfers - General" on page 13 for a discussion of these restrictions.

The theory of Dollar Cost Averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment. In addition, because a given dollar amount purchases more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates. However, participation in this program does not assure you of a greater profit from your purchases under the program, nor does it prevent or necessarily reduce losses in a declining market. Moreover, while we refer to this program of periodic transfers generally as Dollar Cost Averaging, periodic transfers from a Sub-Account with more volatile performance experience is unlikely to produce the desired effects of Dollar Cost Averaging as would transfers from a less volatile Sub-Account.
 You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time.


PORTFOLIO REBALANCING. Portfolio Rebalancing allows you to maintain the percentage of your Policy Value allocated to each Sub-Account or the Fixed Account or both at a preset level. Over time, the variations in each Sub-Account's investment results shift the balance of your Policy Value allocations. Under the Portfolio Rebalancing feature, we automatically transfer your Policy Value, including new Premiums, back to the percentages you specify.
 Portfolio Rebalancing is consistent with maintaining your desired allocation among the investment options.

You may choose to rebalance monthly, quarterly, semi-annually or annually. We do not charge a transfer fee for Portfolio Rebalancing. No more than twenty-one
(21) Sub-Accounts, or twenty (20) Sub-Accounts and the Fixed Account, can be included in a Portfolio Rebalancing program at one time. Transfers from the Fixed Account under a Portfolio Rebalancing program are subject to the overall limit on transfers from the Fixed Account. Accordingly, if the total amount transferred from the Fixed Account in any Policy Year reaches that limit before the end of the year, we do not transfer additional amounts from the Fixed Account for Portfolio Rebalancing purposes until the next Policy Year. We automatically terminate this option if you request any transfers outside the Portfolio Rebalancing program. If you wish to resume the Portfolio Rebalancing after it has been canceled, then you must complete a new Portfolio Rebalancing form and send it to our home office.

You may request Portfolio Rebalancing at any time by submitting a completed written request to us at the address given on the first page of the Prospectus.
 Please call or write us for a copy of the request form. If you stop Portfolio Rebalancing, you must wait 30 days to begin again. The date of your rebalancing must coincide with the same day of the month as your Issue Date. If you request rebalancing on your Policy application and specify the frequency, but not the date, for your first rebalancing, it occurs one interval after the Issue Date. Otherwise, your first rebalancing occurs one interval after we receive your completed request form. All subsequent rebalancings occur at the intervals you have specified on the day of the month that coincides with the same day of the month as your Issue Date.

Generally, you may change the allocation percentages, frequency or choice of Sub-Accounts at any time. If you include the Fixed Account in a Portfolio Rebalancing program, however, in any consecutive twelve months you may not change the allocation percentages more than twice and the total change to the Fixed Amount allocation may not exceed 20%. We may waive this restriction.

If your total Policy Value subject to rebalancing falls below any minimum value that we may establish, we may prohibit or limit your use of Portfolio Rebalancing. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time. We may change, terminate, limit or suspend Portfolio Rebalancing at any time.


MARKET TIMING & EXCESSIVE TRADING The Policies are intended for long-term investment. Market timing


                                  14 PROSPECTUS
and excessive trading can potentially dilute the value of Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance and adversely affect your Policy Value. Our policy is not to accept knowingly any premium intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Policy if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Policy.

We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under "Trading Limitations." Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.

While we seek to deter market timing and excessive trading in Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the Sub-Account may experience the adverse effects of market timing and excessive trading described above.


TRADING LIMITATIONS. We reserve the right to limit transfers among the investment alternatives in any Policy Year, require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery, or to refuse any transfer request, if:

.. we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Policy Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Policy Owners; or

.. we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

.. the total dollar amount being transferred, both in the aggregate and in the transfer request;

.. the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Sub-Account in a short period of time can constitute market timing);

.. whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Sub-Account underlying Portfolios that we have identified as being susceptible to market timing activities (e.g., International, High Yield, and Small Cap Sub-Accounts);

.. whether the manager of the underlying Portfolio has indicated that the transfers interfere with Portfolio management or otherwise adversely impact the Portfolio; and

.. the investment objectives and/or size of the Sub-Account's underlying
  Portfolio.

We seek to uniformly apply these trading limitations to all trades, including those that occur through omnibus accounts at intermediaries. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.

If we determine that a Policy Owner has engaged in market timing or excessive trading activity, we will require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. If we determine that a Policy Owner continues to engage in a pattern of market timing or excessive trading activity we will restrict that Policy Owner from making future additions or transfers into the impacted Sub-Account(s) or will restrict that Policy Owner from making future additions or transfers into the class of Sub-Account(s) if the Sub-Accounts(s) involved are vulnerable to arbitrage market timing trading activity (e.g., International, High Yield, and Small Cap Sub-Accounts).

In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.


AGREEMENTS TO SHARE INFORMATION WITH FUNDS. Under the Investment Company Act of 1940, Allstate New York has entered into information sharing


                                  15 PROSPECTUS
agreements with each of the fund companies whose funds are offered under the Policy. Policy Owner trading information is shared under these agreements as necessary for the fund companies to monitor fund trading and Allstate New York's trading policy. Under these agreements, Allstate New York is required to share information regarding Policy Owner transactions, including but not limited to information regarding fund transfers initiated by you. In addition to information about Policy Owner transactions, this information may include personal Policy Owner information, including names and social security numbers or other tax identification numbers. As a result of this information sharing, a fund company may direct us to restrict a Policy Owner's transactions if the fund determines that the Policy Owner has violated the fund's frequent trading policies. This could include the fund directing us to reject any allocations of premium or Policy value to the fund.


SHORT TERM TRADING FEES The underlying Portfolios are authorized by SEC regulation to adopt and impose redemption fees if a Portfolio's Board of Directors determines that such fees are necessary to minimize or eliminate short-term transfer activity and/or holding periods that can reduce or dilute the value of outstanding shares issued by the Portfolio. The Portfolio will set the parameters relating to the redemption fee and such parameters may vary by Portfolio. If a Portfolio elects to adopt and charge redemption fees, these fees will be passed on to the Policy Owner(s) responsible for the short-term transfer activity generating the fee.

We will administer and collect redemption fees and forward these fees to the Portfolio. Please consult the Portfolio's prospectus for more complete information regarding the fees and charges associated with each Portfolio.


INVESTMENT AND FIXED ACCOUNT OPTIONS
--------------------------------------------------------------------------------


THE SUB-ACCOUNTS AND THE PORTFOLIOS. Each of the Sub-Accounts of the Separate Account invests in the shares of one of the Portfolios. The income and realized and unrealized gains or losses on the assets of each Sub-Account are separate and are credited to or charged against the particular Sub-Account without regard to income, gains or losses from any other Sub-Account or from any other part of our business. We use the Net Premiums you allocate to a Sub-Account to purchase shares in the corresponding Portfolio and redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

Each Portfolio is either an open-end management investment company registered under the 1940 Act or a separate investment series of an open-end management investment company.

Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio is subject to certain investment restrictions and policies, which may not be changed without the approval of a majority of the shareholders of the Portfolio. Each Portfolio operates as a separate investment fund, and the income, gains and losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.

We do not promise that the Portfolios will meet their investment objectives.
 Amounts you have allocated to Sub-Accounts may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub-Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives.

We have briefly described the Portfolios below. You should read the current Prospectuses for the Portfolios for more detailed and complete information concerning the Portfolios, their investment objectives and strategies, and the investment risks associated with the Portfolios. If you do not have a
                                                  --------------------
Prospectus for a Portfolio, contact us and we will send you a copy.
-------------------------------------------------------------------


Sub-Accounts            Investment Objective           Investment Adviser
-------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS
-------------------------------------------------------------------------------
AIM V.I. Basic Value    Long-term growth of capital
 Fund - Series I
-------------------------------------------------------
AIM V.I. Capital        Growth of capital              INVESCO AIM ADVISORS,
 Appreciation Fund -                                   INC. (1)
 Series I
-------------------------------------------------------
AIM V.I. Core Equity    Growth of capital
 Fund - Series I
-------------------------------------------------------
AIM V.I. Mid Cap Core   Long-term growth of capital
 Equity Fund - Series
 I
-------------------------------------------------------





                                 16  PROSPECTUS

Sub-Accounts            Investment Objective           Investment Adviser
-------------------------------------------------------------------------------
THE ALGER AMERICAN FUND
-------------------------------------------------------------------------------
Alger American          Long-term capital
 LargeCap Growth         appreciation
 Portfolio - Class O
-------------------------------------------------------FRED ALGER MANAGEMENT,
Alger American Capital Long-term capital INC.
 Appreciation            appreciation
 Portfolio - Class O
-------------------------------------------------------
Alger American MidCap   Long-term capital
 Growth Portfolio -      appreciation
 Class O
-------------------------------------------------------------------------------
DWS VARIABLE SERIES II
-------------------------------------------------------------------------------
DWS Balanced VIP - High total return, a DEUTSCHE INVESTMENT Class A combination of income and MANAGEMENT AMERICAS INC.
                         capital appreciation
-------------------------------------------------------------------------------
DWS INVESTMENTS VIT FUNDS
-------------------------------------------------------------------------------
DWS Equity 500 Index    To replicate as closely as
 VIP - Class A           possible before deduction of
                          expenses, performance of the
                         S&P 500 Index which
                         emphasizes stocks of large    DEUTSCHE INVESTMENT
                         U.S. companies.               MANAGEMENT AMERICAS INC.
-------------------------------------------------------
DWS Small Cap Index     To replicate as closely as
 VIP - Class A           possible before deduction of
                          expenses, performance of the
                         Russell 2000 Index which
                           emphasizes stocks of small
                         U.S. companies.
-------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS
-------------------------------------------------------------------------------
Fidelity VIP Asset To obtain high total return Manager(SM) Portfolio with reduced risk over the - Initial Class long term by allocating its assets among stocks, bonds,
                         and short-term instruments.
-------------------------------------------------------
Fidelity VIP            Long-term capital
 Contrafund(R)           appreciation.
 Portfolio - Initial
 Class
-------------------------------------------------------
Fidelity VIP            Reasonable Income.  The fund
 Equity-Income           will also consider the
 Portfolio - Initial     potential for capital
 Class                   appreciation.  The fund's
                           goal is to achieve a yield
                           which exceeds the composite
                         yield on the securities
                            comprising the Standard &
                         Poor's 500(SM) Index (S&P     FIDELITY MANAGEMENT &
                         500(R)).                      RESEARCH COMPANY
-------------------------------------------------------
Fidelity VIP Growth     To achieve capital
 Portfolio - Initial     appreciation.
 Class
-------------------------------------------------------
Fidelity VIP Index 500  Investment results that
 Portfolio - Initial     correspond to the total
 Class                   return of common stocks
                         publicly traded in the
                         United States, as represented by the Standard & Poor's
                         500(SM) Index (S&P 500(R)).
-------------------------------------------------------
Fidelity VIP            As high a level of current
 Investment Grade Bond   income as is consistent with
 Portfolio - Initial     the preservation of capital.
 Class
-------------------------------------------------------
Fidelity VIP Money      As high a level of current
 Market Portfolio -      income as is consistent with
 Initial Class (2)(3)    preservation of capital and
                         liquidity.
-------------------------------------------------------
Fidelity VIP Overseas Long-term growth of capital.
 Portfolio - Initial
 Class
-------------------------------------------------------------------------------
FINANCIAL INVESTORS VARIABLE INSURANCE TRUST (4)
-------------------------------------------------------------------------------
Ibbotson Aggressive     Capital appreciation
 Growth ETF Asset
 Allocation Portfolio
 Class I
-------------------------------------------------------
Ibbotson Balanced ETF   Capital appreciation and some
 Asset Allocation        current income                ALPS ADVISORS, INC.
 Portfolio Class I                                     (ADVISER) / IBBOTSON
-------------------------------------------------------ASSOCIATES, INC.
Ibbotson Conservative   Current income and             (SUB-ADVISER)
 ETF Asset Allocation    preservation of capital
 Portfolio Class I
-------------------------------------------------------
Ibbotson Growth ETF     Capital appreciation
 Asset Allocation
 Portfolio Class I
-------------------------------------------------------
Ibbotson Income and     Current income and capital
 Growth ETF Asset        appreciation
 Allocation Portfolio
 Class I
-------------------------------------------------------





                                 17  PROSPECTUS

Sub-Accounts            Investment Objective           Investment Adviser
-------------------------------------------------------------------------------
Janus Aspen Series      Long-term capital growth,
 Balanced Portfolio -    consistent with preservation
 Service Shares          of capital and balanced by
                         current income
-------------------------------------------------------
Janus Aspen Series      Long-term growth of capital
 Forty Portfolio -
 Institutional Shares
-------------------------------------------------------JANUS CAPITAL MANAGEMENT
Janus Aspen Perkins Mid  Capital appreciation           LLC
 Cap Value Portfolio -
 Service Shares
-------------------------------------------------------
Janus Aspen Series      Long-term growth of capital
 INTECH Risk-Managed
 Core Portfolio -
 Service Shares
-------------------------------------------------------
Janus Aspen Series      Long-term growth of capital
 Overseas Portfolio -
 Service Shares (5)
-------------------------------------------------------
Janus Aspen Series      Long-term growth of capital
Worldwide Portfolio -   in a manner consistent with
Service Shares (6)     the preservation of capital.
-------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES , INC.
-------------------------------------------------------------------------------
Lazard Retirement       Long-term capital              LAZARD ASSET MANAGEMENT
 Emerging Markets        appreciation                  LLC
 Equity Portfolio
-------------------------------------------------------------------------------
LEGG MASON PARTNERS VARIABLE EQUITY TRUST
-------------------------------------------------------------------------------
Legg Mason Partners    Long-term capital growth with   LEGG MASON PARTNERS FUND
 Variable Fundamental  current income as a             ADVISOR, LLC
Value Portfolio -      secondary consideration
 Class I
-------------------------------------------------------------------------------
Legg Mason Partners     Long-term growth of capital
 Variable Investors      with current income as a
 Portfolio - Class I     secondary objective
-------------------------------------------------------------------------------
LEGG MASON PARTNERS VARIABLE INCOME TRUST
-------------------------------------------------------------------------------
Legg Mason Partners Maximize total return, LEGG MASON PARTNERS FUND Variable
 Global High consistent with preservation ADVISOR, LLC Yield Bond Portfolio of capital
 - Class I
-------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE TRUST(SM)
-------------------------------------------------------------------------------
MFS High Income Series  Total return with an emphasis
 - Initial Class         on high current income, but
                         also considering capital
                         appreciation
-------------------------------------------------------
MFS Investors Growth    Capital appreciation
 Stock Series -
 Initial Class
-------------------------------------------------------MFS(TM) INVESTMENT MFS
Investors Trust Capital appreciation MANAGEMENT
 Series - Initial
 Class
-------------------------------------------------------
MFS New Discovery       Capital appreciation
 Series - Initial
 Class
-------------------------------------------------------
MFS Total Return        Total return
 Series - Initial
 Class
-------------------------------------------------------
MFS Utilities Series -  Total return
 Initial Class
-------------------------------------------------------
MFS Value Series -      Capital appreciation
 Initial Class
-------------------------------------------------------------------------------
OPPENHEIMER VARIABLE ACCOUNT FUNDS
-------------------------------------------------------------------------------
Oppenheimer MidCap      Capital appreciation by
 Fund/VA                 investing in  "growth type"
                         companies.
-------------------------------------------------------
Oppenheimer Global      Long-term capital
 Securities Fund/VA      appreciation by investing a
                         substantial portion of
                         assets in securities of       OPPENHEIMERFUNDS, INC.
                         foreign issuers, growth-type
                         companies, cyclical
                         industries and special
                         situations that are
                         considered to have
                         appreciation possibilities.
-------------------------------------------------------
Oppenheimer Main        Capital appreciation.
 Street Small Cap
 Fund(R)/ VA
-------------------------------------------------------------------------------
PANORAMA SERIES FUND, INC.
-------------------------------------------------------------------------------
Oppenheimer             Long term capital              OPPENHEIMERFUNDS, INC.
 International Growth    appreciation.
 Fund/VA
-------------------------------------------------------





                                 18  PROSPECTUS

Sub-Accounts            Investment Objective           Investment Adviser
-------------------------------------------------------------------------------
PREMIER VIT
-------------------------------------------------------------------------------
Premier VIT NACM Small  Capital appreciation.          ALLIANZ GLOBAL INVESTORS
 Cap Portfolio                                         FUND MANAGEMENT LLC (7)
-------------------------------------------------------------------------------
PIMCO VARIABLE INSURANCE TRUST
-------------------------------------------------------------------------------
PIMCO VIT Foreign Bond   Maximum total return,
Portfolio (U.S.          consistent with preservation
Dollar-Hedged) -         of capital and prudent
Administrative Shares    investment management.
-------------------------------------------------------
PIMCO VIT Money Market  Maximum current income,
 Portfolio -             consistent with preservation  PACIFIC INVESTMENT
 Administrative Shares   of capital and daily          MANAGEMENT COMPANY LLC
                         liquidity
-------------------------------------------------------
PIMCO VIT Real Return   Maximum real return,
Portfolio -              consistent with preservation
Administrative Shares    of real capital and prudent
                         investment management
-------------------------------------------------------
PIMCO VIT Total Return  Maximum total return,
 Portfolio -             consistent with preservation
 Administrative Shares   of capital and prudent
                         investment management.
-------------------------------------------------------------------------------
PUTNAM VARIABLE TRUST
-------------------------------------------------------------------------------
Putnam VT High Yield    High current income. Capital
 Fund - Class IA         growth is a secondary goal
                         when consistent with
                         achieving high current        PUTNAM INVESTMENT
                         income.                       MANAGEMENT, LLC
-------------------------------------------------------
Putnam VT               Capital growth. Current
 International Growth    income is a secondary
 and Income Fund -       objective.
 Class IA
-------------------------------------------------------------------------------
THE RYDEX VARIABLE TRUST
-------------------------------------------------------------------------------
Rydex VT All-Cap       Long-term capital                RYDEX INVESTMENTS
Opportunity Fund (8)   appreciation.
-------------------------------------------------------------------------------
T. ROWE PRICE EQUITY SERIES, INC.
-------------------------------------------------------------------------------
T. Rowe Price Blue     Long-term capital growth.
Chip Growth Portfolio  Income is a secondary            T. ROWE PRICE - I
objective.                                              ASSOCIATES, INC.
-------------------------------------------------------
T. Rowe Price Equity   Substantial dividend income
Income Portfolio - I    as well as long-term growth
                         of capital.
-------------------------------------------------------------------------------
VAN ECK WORLDWIDE INSURANCE TRUST
-------------------------------------------------------------------------------
Van Eck Worldwide       Long-term capital
 Emerging Markets Fund   appreciation by investing
                         primarily in equity
                         securities in emerging
                         markets around the world
-------------------------------------------------------VAN ECK ASSOCIATES
Van Eck Worldwide       Consistent absolute            CORPORATION
 Multi-Manager           (positive) returns in
 Alternatives Fund (9)   various market cycles
-------------------------------------------------------
Van Eck Worldwide Hard  Long-term capital
 Assets Fund             appreciation by investing
                         primarily in "hard asset
                         securities" with income as a
                         secondary consideration
-------------------------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
-------------------------------------------------------------------------------
Van Kampen's UIF        Long-term capital
 Capital Growth          appreciation by investing
 Portfolio, Class I      primarily in growth-oriented
                           equity securities of large
                            capitalization companies.
-------------------------------------------------------
Van Kampen's UIF High   Above-average total return
 Yield Portfolio,       over a market cycle of three
 Class I                to five years by investing     VAN KAMPEN (10)
                        primarily in a diversified
                        portfolio of high yield
                        securities.
-------------------------------------------------------
Van Kampen's UIF U.S.   Above average current income
 Real Estate             and long-term capital
 Portfolio, Class I      appreciation by investing
                         primarily in equity
                         securities of companies in
                         the U.S. real estate
                         industry, including real
                         estate investment trusts.
-------------------------------------------------------





                                 19  PROSPECTUS

Sub-Accounts            Investment Objective           Investment Adviser
-------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST
-------------------------------------------------------------------------------
Van Kampen LIT Mid Cap  Capital growth
 Growth Portfolio,
 Class II
-------------------------------------------------------VAN KAMPEN ASSET
Van Kampen LIT          High current return            MANAGEMENT
 Government Portfolio,   consistent with preservation
 Class I                 of capital
-------------------------------------------------------
 Van Kampen LIT Growth  Long-term growth of capital
 and Income Portfolio,   and income.
 Class I
-------------------------------------------------------------------------------

(1) Previously A I M Advisors, Inc.

(2) Effective 4/24/09, the Premier VIT OpCap Balanced Portfolio was reorganized into the Fidelity VIP Money Market Portfolio - Initial Class. Accordingly, on 4/24/09 we combined the Premier VIT OpCap Balanced Sub-Account into the Fidelity VIP Money Market - Initial Class Sub-Account.

(3) Effective 4/30/09, the Janus Aspen Perkins Series Small Company Value Portfolio - Service Shares was reorganized into the Fidelity VIP Money Market Portfolio - Initial Class. Accordingly, on 4/30/09 we combined the Janus Aspen Perkins Series Small Company Value - Service Shares Sub-Account into the Fidelity VIP Money Market - Initial Class Sub-Account.

(4) The Ibbotson ETF Allocation Series Portfolios invest in underlying ETFs and will indirectly bear their proportionate share of any fees and expenses payable directly by the underlying ETFs. As a result, the Portfolios may incur higher expenses, many of which may be duplicative.

(5) Effective May 1, 2009, Janus Aspen Series International Growth Portfolio - Service Shares changed its name to Janus Aspen Series Overseas Portfolio - Service Shares. We have made a corresponding name change to the Variable Sub-Account that invests in this Portfolio.

(6) Effective May 1, 2009, Janus Aspen Series Worldwide Growth Portfolio - Service Shares changed its name to Janus Aspen Series Worldwide Portfolio - Service Shares. We have made a corresponding name change to the Variable Sub-Account that invests in this Portfolio.

(7) Effective January 15, 2009, the advisor changed its name from OpCap Advisors LLC to ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC.

(8) Effective May 1, 2009, Rydex VT Sector Rotation Fund changed its name to Rydex VT All-Cap Opportunity Fund. We have made a corresponding name change to the Variable Sub-Account that invests in this Portfolio.

(9) Effective May 1, 2009, Van Eck Worldwide Absolute Return Fund changed its name to Van Eck Worldwide Multi-Manager Alternatives Fund. We have made a corresponding name change to the Variable Sub-Account that invests in this Portfolio.

(10) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen. The Advisor requested changes to the naming convention of the portfolios within The Universal Institutional Funds, Inc. Series from "Van Kampen UIF" followed by the portfolio name to "Van Kampen's UIF" followed by the portfolio name.

EACH PORTFOLIO IS SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS AND POLICIES, WHICH MAY NOT BE CHANGED WITHOUT THE APPROVAL OF A MAJORITY OF SHAREHOLDERS OF THE PORTFOLIO. PLEASE SEE THE ACCOMPANYING PROSPECTUSES OF THE PORTFOLIOS FOR ADDITIONAL INFORMATION.

 We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value.


Some of the Portfolios have been established by investment advisers, which manage retail mutual funds having similar names and investment objectives.
 While some of the Portfolios may be similar to, and may in fact be modeled after retail mutual funds, you should understand that the Portfolios are not otherwise directly related to any retail mutual fund. Consequently, the investment performance of retail mutual funds and any similarly named Portfolio may differ substantially.

Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contacts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. Although neither we nor any of the Portfolios currently foresees any such disadvantages either to variable life insurance or variable annuity contract owners, each Portfolio's Board of Directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If a Board of Directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Policy Owners will not bear the attendant expenses.


VOTING RIGHTS. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Sub-Accounts to which you have allocated your Policy Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. We notify you when your instructions are needed and provide proxy materials or other information to assist you in understanding the matter at issue. We determine the number of votes for which you may give voting instructions as of the record date set by the relevant Portfolio for the shareholder meeting at which the vote will occur.

In most cases, you are the person entitled to give voting instructions. However, if you assign your Policy, the assignee may be entitled to give voting instructions. Retirement plans may have different rules for voting by plan participants.


                                  20 PROSPECTUS

If you send written voting instructions to us, we follow your instructions in voting the Portfolio shares attributable to your Policy. If you do not send written instructions, we vote the shares attributable to your Policy in the same proportions as the shares for which we have received instructions from other Policy Owners. While proportional voting guarantees all outstanding shares of a Portfolio are voted, it can lead to a small number of shareholders determining the outcome of a proxy.

We may, when required by state insurance regulatory authorities, disregard Policy Owner voting instructions if the instructions would cause a change in the sub-classification or investment objective of one or more of the Portfolios or to approve or disapprove an investment advisory contract for one or more of the Portfolios.

In addition, we may disregard voting instructions in favor of changes initiated by Policy Owners in the investment objectives or the investment adviser of the Portfolios if we reasonably disapprove of the proposed change. We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the Portfolio or would result in the purchase of securities for the Portfolio which vary from the general quality and nature of investments and investment techniques utilized by the Portfolio. If we disregard voting instructions, we include a summary of that action and our reasons for that action in the next semi-annual financial report to you.

This description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the Portfolio shares without obtaining instructions from our Policy Owners, and we may choose to do so.


ADDITIONS, DELETIONS AND SUBSTITUTIONS OF SECURITIES. If the shares of any of the Portfolios are no longer available for investment by the Separate Account or if, in the judgment of our management, further investment in the shares of a Portfolio is no longer appropriate in view of the purposes of the Policy, we may add or substitute shares of another Portfolio or mutual fund for Portfolio shares already purchased or to be purchased in the future by Premiums under the Policy. Any substitution of securities will comply with the requirements of the 1940 Act.

We also reserve the right to make the following changes in the operation of the Separate Account and the Sub-Accounts:

.. to operate the Separate Account in any form permitted by law;

.. to take any action necessary to comply with, or obtain and continue any exemption from, applicable laws;

.. to transfer assets from one Sub-Account to another, or to our general account;

.. to add, combine, or remove Sub-Accounts in the Separate Account;

.. to assess a charge for taxes attributable to the operations of the Separate
  Account or for other taxes, as described in "Charges and Deductions"; and

.. to change the way in which we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

If we take any of these actions, we will comply with the then applicable legal requirements.


THE FIXED ACCOUNT. The portion of the Policy relating to the Fixed Account is not registered under the Securities Act of 1933 ("1933 Act") and the Fixed Account is not registered as an investment company under the 1940 Act.
 Accordingly, neither the Fixed Account nor any interests in the Fixed Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the disclosure regarding the Fixed Account has not been reviewed by the staff of the SEC. The statements about the Fixed Account in this Prospectus may be subject to generally applicable provisions of the federal securities laws regarding accuracy and completeness.

You may allocate part or all of your Premiums to the Fixed Account. The Fixed Account supports our insurance and annuity obligations. Amounts allocated to the Fixed Account become part of the general assets of Allstate New York. Allstate New York invests the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts.

We credit interest to amounts allocated to the Fixed Account at an effective annual rate of at least 4%. We are not obligated to, but we may credit interest at a higher rate. You assume the risk that the interest rate credited to the Fixed Account may be no higher than 4%.


SELECTBALANCE/SM/ ASSET ALLOCATION PROGRAM As a Policy Owner, you may elect to participate in the optional SelectBalance asset allocation program ("SelectBalance") for no additional charge to you. SelectBalance can be elected at any time your Policy is inforce. The Select Balance program provides Policy Owners with an assessment questionnaire to help them determine their investment time horizon and tolerance for risk. The questions on the questionnaire have been provided by ALPS, Inc. and Ibbotson Associates and included in the SelectBalance program information developed and provided by us. Based on the answers to the questionnaire, one of five asset allocation Sub-Accounts, the Ibbotson ETF Asset Allocation Series Portfolios, is recommended. These portfolios are managed such that the allocations between different asset classes remain consistent with the qualities identified during the


                                  21 PROSPECTUS
initial assessment. The objective of each asset allocation Sub-Account is to provide disciplined, diversified access to a variety of asset classes that is consistent with an investor's risk profile and investment time horizon.

Asset allocation is the process by which your Policy Value is invested in different asset classes in a way that matches your risk tolerance, time horizon, and investment goals. Theoretically, different asset classes tend to behave differently under various economic and market conditions. By spreading your Policy Value across a range of asset classes, you may, over time, be able to reduce the risk of investment volatility and potentially enhance returns. Asset allocation does not guarantee a profit or protect against loss in a declining market.

If you elect to participate in this program, you may select one of the currently available Ibbotson ETF Allocation Series Portfolios. The Portfolios, advised by ALPS Advisers, Inc. and sub-advised Ibbotson Associates, Inc., represent five different investment styles: Conservative, Income and Growth, Balanced, Growth, and Aggressive Growth. Each of the Ibbotson ETF Allocation Series Portfolios is designed to meet the investment goals of the applicable investment style. Once you select an Ibbotson ETF Allocation Series Portfolio, your Policy Value will be allocated to the corresponding Ibbotson ETF Allocation Series Sub-Account.
 Additional investment options available with the SelectBalance program at issue include the Fixed Account and the Fidelity VIP Money Market Sub-Account. We recommend that you consult with your sales representative and obtain and read the prospectus for the Ibbotson ETF Allocation Series carefully before participating in the SelectBalance program.

You may also allocate Policy Value among the Ibbotson ETF Allocation Series Portfolios and any other investment options offered on your Policy as desired. You can discontinue participation in the SelectBalance program at any time by submitting a Fund Change form. Each transfer you make to modify your SelectBalance program will count towards the number of transfers you can make without paying a transfer fee. You may want to consult with your sales representative before making a change to the SelectBalance program to help you determine if the change is appropriate for your needs.

Although it is not advised, the Ibbotson ETF Allocation Series Portfolios Sub-Accounts could be invested in without completing the assessment questionnaire. This is not advised because the differing responses to the questionnaire are what have been used to develop the investment styles of the five Ibbotson ETF Series Portfolios.

Allstate New York, the principal underwriter of the Policy and ALFS, Inc., ("ALFS"), the distributor of the Policy, do not intend to provide any personalized investment advice in connection with the SelectBalance program and you should not rely on this program as providing individualized investment recommendations to you. Policy Owners should ultimately rely on their own judgment and/or the judgment of a financial advisor in making their financial decisions.

The SelectBalance program can be used in conjunction with our Dollar Cost Averaging program or Portfolio Rebalancing program. We reserve the right to terminate the SelectBalance program at any time. If the program is terminated, but the Ibbotson ETF Allocation Series Portfolios are still available, the policyholder's allocation will remain in the Ibbotson ETF Allocation Series Portfolios Subaccounts previously elected.


DEATH BENEFITS AND OPTIONAL INSURANCE BENEFITS
--------------------------------------------------------------------------------


DEATH BENEFITS. While your Policy is in force, we pay the Death Benefit proceeds upon the death of the Insured. We will pay the Death Benefit proceeds to the named Beneficiary(ies) or contingent Beneficiary(ies). As described below in "Settlement Options," we pay the Death Benefit proceeds in a lump sum or under an optional payment plan.

The Death Benefit proceeds payable to the Beneficiary equal the applicable Death Benefit, less any Policy Debt and less any due and unpaid charges. The proceeds may be increased, if you have added a rider that provides an additional benefit. Please see "Optional Insurance Benefits" beginning on page 24. We determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the Insured dies. We usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied. The amount of the Death Benefit is based on the Death Benefit Option you have selected, any increases or decreases in the Face Amount, and in some instances your Policy Value.


DEATH BENEFIT OPTIONS.  You may choose one of two Death Benefit Options:

  Option 1:  the Death Benefit is the greater of:  (a) the Face Amount of the
  ------ -
  Policy; or (b) the Policy Value multiplied by the applicable corridor percentage as described below, and as set forth in your Policy. Option 1 is designed to provide a specific amount of Death Benefit that generally does not vary with changes in the Policy Value. As your Policy Value increases, the Net Amount at Risk under your Policy generally decreases, unless your Policy Value is sufficiently large to require that the Death Benefit be determined using the applicable corridor percentage.


                                  22 PROSPECTUS

  Option 2:  the Death Benefit is the greater of:  (a) the Face Amount plus the
  ------ -
  Policy Value; or (b) the Policy Value multiplied by the applicable corridor percentage. Under Option 2, the amount of the Death Benefit generally increases to reflect increases in the Policy Value. Under this option your Policy generally involves a constant Net Amount at Risk.

Your Policy has a minimum Death Benefit. While your Policy remains in force, we guarantee that the Death Benefit will not be less than the greater of the current Face Amount of the Policy or the Policy Value multiplied by the applicable corridor percentage. We have set forth the applicable corridor percentages in the Policy. The corridor percentages are based upon the age of the Insured. The applicable corridor percentage decreases from 250% at age 40 or less to 101% at age 94 or above.

Since the cost of insurance charge is based upon the net amount at risk, it generally is less under a Policy with an Option 1 Death Benefit than one with an Option 2 Death Benefit. As a result, if the Sub-Accounts you select experience favorable investment results, your Policy Value tends to increase faster under Option 1 than under Option 2, but the total Death Benefit under Option 2 increases or decreases directly with changes in Policy Value. Thus, you may prefer Option 1 if you are more interested in the possibility of increasing your Policy Value based upon favorable investment experience, while you may prefer Option 2 if you are seeking to increase total Death Benefits.

Example of Applicable Corridor Percentage.  The corridor percentages are set so
------------------------------------------
as to seek to ensure that the Policies qualify for favorable federal income tax treatment. An increase in Policy Value due to favorable investment experience may increase the Death Benefit above the Face Amount, and a decrease in Policy Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Face Amount). For example, if in the example below the Policy Owner paid a Net Premium of $40,000 and the Policy Value increased to $48,000 and then decreased to $34,000, the changes in Policy Value would have the following effects on the Death Benefit:

                 EXAMPLES                       A          B

Face Amount                                  $100,000   $100,000
Death Benefit Option                            1          1
Insured's Age                                   45         45
Policy Value on Date of Death                $48,000    $34,000
Applicable Corridor Percentage                 215%       215%
Death Benefit                                $103,200   $100,000


In Example A, the Death Benefit equals $103,200, i.e., the greater of $100,000 (the Face Amount) and $103,200 (the Policy Value at the Date of Death of $48,000, multiplied by the corridor percentage of 215%). This amount, less any Policy Debt and unpaid charges, constitutes the Death Benefit proceeds that we would pay to the Beneficiary.

In Example B, the Death Benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $73,100 (the Policy Value of $34,000 multiplied by the corridor percentage of 215%).


CHANGE TO DEATH BENEFIT OPTION. After the first Policy Year, you may change the Death Benefit Option by writing to us at the address given on the first page of this Prospectus. If you ask to change from Option 2 to Option 1, we increase the Face Amount of your Policy by the amount of the Policy Value. If you ask to change from Option 1 to Option 2, we decrease the Face Amount of your Policy by the amount of the Policy Value. The change takes effect on the Monthly Deduction Day on or immediately following the day we receive your written request. We do not currently require you to prove insurability for a change from Death Benefit Option 2 to Option 1. We do require such evidence satisfactory to us for a change from Option 1 to Option 2.

You may not change the Death Benefit Option under your Policy if afterward the Face Amount remaining in force would be less than $250,000.


CHANGE TO FACE AMOUNT. You may change the Face Amount after the first Policy Year. You may request the change by writing to us at the address shown on the first page of this Prospectus. You should be aware that a change in the Face Amount changes the net amount at risk and, therefore, changes the cost of insurance charges on your Policy. The change will take effect on the Monthly Deduction Day after we approve the request.We do not permit a Face Amount change if the Policy is in the Grace Period.

If you request a decrease in Face Amount, we first apply it to coverage provided by the most recent increase in Face Amount, then to the next most recent increase successively and finally to the coverage under the original application. We do not permit a decrease in the Face Amount of your Policy if afterward the Face Amount remaining in force would be less than $100,000. A decrease in the Face Amount affects the Safety Net Premium.

To apply for an increase in the Face Amount, you must submit to us a supplemental application, accompanied by satisfactory evidence that the Insured is insurable. We do not permit any increase in Face Amount after the


                                  23 PROSPECTUS

Insured's 80th birthday. The minimum amount of a Face Amount increase is $10,000. You may not increase the Face Amount of your Policy more often than once every twelve months.

You should be aware that an increase in the Face Amount of your Policy affects the cost of insurance charges applicable to your Policy. As noted above, we deduct a larger amount of cost of insurance charges, because an increase in the Face Amount also increases the net amount at risk under your Policy. We will not approve a request for a Face Amount increase if the Net Surrender Value is too small to pay the Monthly Deduction for the Policy Month following the increase. As described in "Surrender Charge" on page 30 of this Prospectus, if you increase the Face Amount of your Policy, your maximum surrender charge also increases. Finally, increases in the Face Amount of your Policy also increase the Safety Net Premium amount. Modifying the Policy's Face Amount may have tax ramifications. For additional information, please see "Federal Taxes" on page 33.


OPTIONAL INSURANCE BENEFITS. You may ask to add one or more riders to your Policy to provide additional optional insurance benefits. We require evidence of insurability before we issue a rider to you. We deduct the cost of any riders as part of the Monthly Deduction. Adding a rider may also increase the Safety Net Premium amount for your Policy. The riders we currently offer are described below. All of these riders may be added to your Policy at any time except the Primary Insured Rider and the Overloan Protection Rider which are only available at Policy issue. In our discretion, we may offer additional riders or stop offering a rider. The Overloan Protection Rider is available only for policies applied for on or after the later of May 1, 2007, or the date New York approved the rider.

Children's Level Term Rider.
----------------------------

This rider provides for level term insurance on the Insured's children, as defined in the rider. We provide coverage until the earlier of the child's 22/ND/ birthday or the Insured's age 65. We pay the Death Benefit to the person designated by you. If the Insured dies while the rider is in effect, we convert the coverage on each child to paid-up term insurance that remains in force until the child reaches age 22. The rider may be exchanged for a new term policy on the earlier of each child's 22/ND/ birthday, or the Insured's age 65. We do not require evidence of insurability to exchange the rider.

.. Accidental Death Benefit Rider

Under this rider, we provide additional insurance if the Insured dies from accidental bodily injury as defined in the rider. This rider ends when one of the following occurs: (1) the Policy terminates; (2) the next Policy Anniversary after the Insured's 70/TH/ birthday; or (3) you ask to end the rider.

Continuation of Premium Rider.
------------------------------

Under this rider, we contribute a monthly amount to the Policy Value if the Insured becomes totally disabled as defined in the rider. This rider ends when one of the following occurs: (1) the Policy terminates; (2) the Insured reaches age 60; or (3) you ask to end the rider.

.. Additional Insured Term Rider.

This rider provides life insurance coverage on an Additional Insured. We pay the Face Amount of the rider to the named Beneficiary when we receive due proof that the Additional Insured died while the rider was in force. You may renew the coverage until the Additional Insured reaches age 80. Until the Additional Insured's 75/TH/ birthday, you may exchange the rider for a new Policy on the Additional Insured's life, subject to certain conditions as defined in the rider. We do not require evidence of insurability to exchange the rider.

.. Primary Insured Term Rider

This rider provides additional term life insurance coverage on the Primary Insured. You may renew this coverage until the Insured reaches age 80. Until the Insured reaches age 75, you may exchange the rider for a new Policy. In addition, after the first Policy Year and until the Insured reaches age 75, you may convert the rider to the base Policy. We do not require evidence of insurability to exchange or convert the Policy. If you purchase this rider, your surrender charge is less than if you purchased a single Policy with the same Face Amount as the total coverage of your Policy and Primary Insured Term Rider. In addition, at least initially your total insurance charges are lower for a Policy/Primary Insured Term Rider combination, although they may be higher if your Policy Value increases and the net amount at risk under your Policy decreases sufficiently.

Commissions payable to sales representatives on the sale of Policies with a Primary Insured Term Rider are


                                  24 PROSPECTUS
calculated based on the total premium payments made for the base Policy and the rider. The commissions will vary depending on the ratio of the premium for the base Policy and the rider. The same amount of premium will result in the highest commission when there is no rider, with the commission declining as the portion of the death benefit coverage allocated to the rider increases. Thus, the lowest commission amount is payable when the maximum rider is purchased.

Accelerated Death Benefit Rider, Terminal Illness.
--------------------------------------------------

This rider provides for an advance of a portion of the Death Benefit if the Insured is diagnosed with a terminal illness and satisfactory proof of the terminal illness is provided to us. A terminal illness is a medical condition of the Insured that, notwithstanding medical care, will result in death within twelve months, or as otherwise provided by applicable state law. There is no additional cost for this rider. The maximum accelerated death benefit you may receive is the lesser of:

(i)50% of the Death Benefit as of the date the first request is paid; or

(ii)$250,000, including all other accelerated benefit amounts paid under all policies issued by us on the life of the Insured.

The Death Benefit and Policy Value of your Policy are reduced if an accelerated benefit is paid. The amount of Death Benefit that you request to accelerate is reduced by:

(i) any due and uncollected Monthly Deductions, or unpaid required Premium if a claim occurs during a Grace Period;

(ii) if allowed in your state, an administrative expense charge of up to $200 for each accelerated benefit request;

(iii) pro-rata amount of any outstanding Policy Loan; and

(iv) twelve-month actuarial discount that reflects the early payment of the accelerated benefit amount.

Overloan Protection
-------------------

If the rider benefit is elected under this rider, the Policy will not lapse even if Policy loans exceed the Surrender Value. There is no charge for the rider unless the benefit is elected, when a one-time charge of 4.5% of the Policy Value will be deducted. The rider benefit is only available if certain conditions are met. These conditions are;

1) the Policy has been in force for at least 15 policy years;

2) the Insured has attained age 75;

3) the Death Benefit option for the Policy must be Option 1;

4) the Policy Debt is greater than the Face Amount;

5) the Policy Debt is more than 90% of the Surrender Value;

6) the sum of all partial withdrawals must be at least equal to the sum of all Premiums paid;

7) the Policy must not be a modified endowment contract (MEC) as defined by federal tax laws, and exercising the rider must not cause the Policy to become a MEC; and

8) the Policy Debt is no more than 99.9% of the Surrender Value after the overloan protection election charge has been deducted from the Policy Value.




POLICY LOANS
--------------------------------------------------------------------------------


GENERAL. While the Policy is in force, you may borrow money from us using the Policy as the only security for your loan. Loans have priority over the claims of any assignee or any other person. The maximum amount available for Policy Loans is 90% of the Surrender Value of your Policy at the end of the Valuation Period in which we receive your loan request. Outstanding Policy Loans and loan interest reduce the amount you may request. In addition, if you have named an irrevocable Beneficiary, you must also obtain his or her written consent before we make a Policy Loan to you.

We ordinarily disburse your loan to you within seven days after we receive your loan request at our home office. We may, however, postpone payment in the circumstances described above in "Policy Value - Postponement of Payments."

When we make a Policy Loan to you, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. We also transfer in this manner Policy Value equal to any due and unpaid loan interest. As of May 1, 2009, we usually take the transfers from the Sub-Accounts and the Fixed Account pro rata based upon the balances of each Sub-Account and the Fixed Account. On or about August 1, 2009, all loan amounts will be transferred from the Sub-Accounts and the Fixed Account to the Loan Account in the same allocation percentages as specified for premium payments. However, we do not withdraw amounts from the Fixed Account equaling more than the total loan multiplied by the ratio of the Fixed Account to the Policy Value immediately preceding the loan. The amounts allocated to the Loan Account are credited with interest at the Loan Credited Rate stated in your Policy.


LOAN INTEREST. Interest on Policy Loans accrues daily and is due at the end of each Policy Year. If you do not pay the interest on a Policy Loan when due, the unpaid interest becomes part of the Policy Loan and accrues interest at the same rate. In addition, we transfer the difference between the values of the Loan Account and


                                  25 PROSPECTUS
the Policy Debt on a pro-rata basis from the Sub-Accounts and the Fixed Account to the Loan Account.

You may borrow an amount equal to your Policy Value, less all Premiums paid, as a preferred loan. The interest rate charged for preferred loans is 4.0% per year. A standard loan is the amount that may be borrowed from the sum of Premiums paid. All non-preferred loans will be treated as a standard loan. The interest rate charged for standard loans is currently 5.0% per year.

Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans. The initial surrender charge period expires when the surrender charge amount becomes zero as shown on the Policy Data pages of your policy.


LOAN REPAYMENT. While the Policy remains in force, you may repay the Policy Loan in whole or in part without any penalty at any time while the Insured is living. If you have a Policy Loan outstanding, we assume that any payment we receive from you is to be applied as Premium to your Policy Value, unless you tell us to treat your payment as a loan repayment. If you designate a payment as a loan repayment or interest payments, your payment is allocated among the Sub-Accounts and the Fixed Account using the same percentages used to allocate Net Premiums. An amount equal to the payment is deducted from the Loan Account.

If the total outstanding loan(s) and loan interest exceeds the Surrender Value of your Policy, we notify you and any assignee in writing. To keep the Policy in force, we require you to pay a Premium sufficient to keep the Policy in force for at least three more months. If you do not pay us sufficient Premium within the 61-day Grace Period, your Policy lapses and terminates without value. As explained in the section entitled "Lapse and Reinstatement" below, you may subsequently reinstate the Policy by either repayment or reimbursement of any Policy Debt that was outstanding at the end of the Grace Period. If your Policy lapses while a Policy Loan is outstanding, you may owe taxes or suffer other adverse tax consequences even if you subsequently reinstate the Policy. Please consult a tax adviser for details.


PRE-EXISTING LOAN. If you have a loan with another insurance company, and you are terminating that policy to buy one from us, usually you would repay the old loan during the process of surrendering the old policy. Income taxes on the interest earned may be due. We permit you to carry this old loan over to your new Policy through a Tax Code Section 1035 tax-free exchange, up to certain limits. The use of a Section 1035 tax-free exchange may avoid any current income tax liability that would be due if the old loan was extinguished.

If you transfer a Policy Loan from another insurer as part of Section 1035 tax-free exchange, we treat a loan of up to 20% of your Policy Value as a preferred loan. If the amount due is more than 20% of your Policy Value, we treat the excess as a standard loan. The treatment of transferred Policy Loans is illustrated in the following example

Transferred Policy Value                $190,000
Transferred Policy Loan                 $ 40,000
Surrender Value                         $150,000
20% of Policy Value                     $ 38,000
Preferred Loan                          $ 38,000
Standard Loan                           $  2,000

                                       :

Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans.


EFFECT ON POLICY VALUE. A Policy Loan, whether or not repaid, has a permanent effect on the Policy Value because the investment results of each Sub-Account and the Fixed Account apply only to the amount remaining in that account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Sub-Accounts and/or Fixed Account earn more than the annual interest rate for amounts held in the Loan Account, your Policy Value does not increase as rapidly as it would if you had not taken a Policy Loan. However, if the Sub-Accounts or the Fixed Account or both earn less than that rate, then your Policy Value is greater than it would have been if you had not taken a Policy Loan. The combination of an increasing loan balance, deductions for contract charges and fees, and unfavorable investment performance may cause the Policy to lapse, triggering ordinary income taxation on the outstanding loan balance to the extent it exceeds your cost basis in the Policy. Also, if you do not repay a Policy Loan, total outstanding Policy Debt is subtracted from the Death Benefit and Surrender Value otherwise payable.


SURRENDERS AND WITHDRAWALS
--------------------------------------------------------------------------------


SURRENDERS. While your Policy is in force, you may surrender the Policy. Your Policy terminates on the day we receive your written request, or the surrender effective date requested by you, whichever is later.

The Net Surrender Value equals the Policy Value, minus the surrender charge, minus any Policy Debt. The surrender charge is described in "Charges and Deductions - Surrender Charge" below. Upon surrender, we pay you the Net Surrender Value determined as of the day we receive your written request. We ordinarily pay you the Net Surrender Value of the Policy within seven days of our receiving your complete written request or on the effective surrender date you request, whichever is later. We may, however, postpone payment in the circumstances described in the "Policy Value -


                                  26 PROSPECTUS

Postponement of Payments" section. The Policy cannot be reinstated once it is surrendered. You may receive the surrender proceeds in a lump sum or under any of the settlement options described in "Settlement Options" below. We have set forth the tax consequences of surrendering the Policy in "Federal Taxes" below.


PARTIAL WITHDRAWAL.  General.  While the Policy is in force after the first
                     --------
Policy Year, you may receive a portion of the Net Surrender Value by making a partial withdrawal from your Policy. The minimum partial withdrawal amount is $500. You may not withdraw an amount that would reduce the Net Surrender Value below $500 or reduce the Face Amount below $25,000. We deduct a partial withdrawal service fee of $10 from your withdrawal proceeds.

We subtract the amount withdrawn from your Policy Value. You may specify how much of your partial withdrawal you wish taken from each Sub-Account or from the Fixed Account. You may not withdraw from the Fixed Account more than the total withdrawal amount times the ratio of the Fixed Account to your total Policy Value immediately before the withdrawal.

You must request the partial withdrawal in writing. Your request is effective on the date received. Before we pay any partial withdrawal, you must provide us with a completed withholding form.

Effect on Face Amount.  If you have selected Death Benefit Option 1, a partial
----------------------
withdrawal reduces the Face Amount of your Policy as well as the Policy Value.
 We reduce the Face Amount by the amount of the partial withdrawal. The Face Amount after a partial withdrawal may not be less than $25,000. If you have previously increased the Face Amount of your Policy, your partial withdrawals first reduce the Face Amount of the most recent increase, then the most recent increases successively, then the coverage under the original Policy.

Under Option 2, a reduction in Policy Value as a result of a partial withdrawal typically results in a dollar for dollar reduction in the Death Benefit proceeds payable under the Policy.

Tax Consequences.  The tax consequences of partial withdrawals are discussed in
-----------------
"Federal Taxes" below.


SETTLEMENT OPTIONS
--------------------------------------------------------------------------------

We pay the surrender proceeds or Death Benefit proceeds under the Policy in a lump sum or under one of the Settlement Options that we then offer. You may request a Settlement Option by notifying us in writing at the address given on the first page of this Prospectus. We transfer to our Fixed Account any amount placed under a Settlement Option, which amount will not be affected thereafter by the investment performance of the Separate Account. We do not permit surrenders or partial withdrawals after payment under a settlement option commences.

The amount applied to a Settlement Option must include at least $5,000 of Policy Value and result in installment payments of not less than $50. When the proceeds are payable, we inform you concerning the rate of interest we credit to funds left with us. We guarantee that the rate of interest will be at least 3%.
 We may pay interest in excess of the guaranteed rate.

We currently offer the five Settlement Options described below:

  Option A - Interest. We hold the proceeds, credit interest to them and pay
  --------------------
  out the funds when the person entitled to them requests.

  Option B - Fixed Payments.  We pay a selected monthly income until the
  --------------------------
  proceeds, and any interest credits, are exhausted.

  Option C - Life Income Guaranteed Period Certain.  We pay the proceeds in a
  -------------------------------------------------
  monthly income for as long as the payee lives, or you may also select a guarantee period of between five and twenty years. If a guarantee period is selected, we make monthly payments at least until the payee dies. If the payee dies before the end of the guarantee period, we continue payments to a successor payee until the end of the guarantee period. If no guarantee period is selected or if the payee dies after the end of the guarantee period, we stop payments when the payee dies. It is possible for the payee to receive only one payment under this option, if the payee dies before the second payment is due and you did not choose a guarantee period. This Settlement Option is not available if settlement is to a non-natural Owner or non-natural Beneficiary.

  Option D - Joint and Survivor. We pay the proceeds in a monthly income to two
  ------------------------------
  payees for as long as either payee is alive. Payments stop when both payees have died. It is possible for the payees to receive only one payment, if both payees die before the second payment is due. This Settlement Option is not available if settlement is to a non-natural Owner or non-natural Beneficiary.

  Option E - Period Certain.  We pay the proceeds in monthly installments for a
  --------------------------
  specified number of years, from five to twenty-five years. If the payee dies before the end of the specified period, we pay the remaining guaranteed payments to a successor payee.

In addition, we may agree to other Settlement Option plans. Write or call us to obtain information about them.


                                  27 PROSPECTUS

You may request that the proceeds of the Policy be paid under a Settlement Option by submitting a request to us in writing before the death of the Insured.
 If at the time of the Insured's death, no Settlement Option is in effect, the Beneficiary may choose a Settlement Option after the Death Benefit is payable and before it is paid. If you change the Beneficiary, the existing choice of Settlement Option becomes invalid and you may either notify us that you wish to continue the pre-existing choice of Settlement Option or select a new one.


MATURITY
--------------------------------------------------------------------------------

The Policies have no Maturity Date. Your Policy will continue after the Insured reaches age 121 as long as Net Surrender Value is sufficient to cover Monthly Deductions. Following the Insured's 121st birthday, we will waive any cost of insurance charge, administrative expense charge, mortality and expense risk charge, or policy fee.


LAPSE AND REINSTATEMENT
--------------------------------------------------------------------------------


LAPSE AND GRACE PERIOD. If the Net Surrender Value is less than the Monthly Deduction due on a Monthly Deduction Day and the Safety Net Premium feature is not in effect, your Policy may lapse. We give you a 61-day Grace Period in which to pay an adequate amount of additional Premium to keep the Policy in force after the end of the Grace Period.

At least 30 days before the end of the Grace Period, we send you a notice.

The Policy continues in effect through the Grace Period. If the Insured dies during the Grace Period, we pay a Death Benefit in accordance with your instructions. However, we reduce the proceeds by an amount equal to Monthly Deduction(s) due and unpaid. See "Death Benefits and Optional Insurance Benefits" on page 22. If you do not pay us the amount shown in the notice before the end of the Grace Period, your Policy ends at the end of the Grace Period.


REINSTATEMENT. If the Policy lapses, you may apply for reinstatement by paying to us the reinstatement Premium and any applicable charges required under the Policy. You must request reinstatement within five years of the date the Policy entered a Grace Period. The reinstatement Premium equals an amount sufficient to
(1) cover all unpaid Monthly Deductions for the Grace Period, and (2) keep your Policy in force for three months. If a Policy Loan was outstanding at the time of your Policy's lapse, you must either repay or reinstate the loan before we reinstate your Policy. In addition, we may require you to provide evidence of insurability satisfactory to us. The Face Amount upon reinstatement cannot exceed the Face Amount of your Policy at its lapse. The Policy Value on the reinstatement date reflects the Policy Value at the time of termination of the Policy plus the Premium paid at the time of reinstatement. All Policy charges continue to be based on your original Issue Date. You cannot reinstate the Policy once it has been surrendered.


CANCELLATION AND CONVERSION RIGHTS
--------------------------------------------------------------------------------


FREE-LOOK PERIOD. You may cancel your Policy by returning it to us within ten
(10) days after you receive it. If you return your Policy, the Policy terminates and we are required to send you the amount of your Premiums. Our current procedure is to allocate any Premium received before the end of the free-look period as described in "Allocation of Premium" above. In the future, however, we reserve the right to delay allocating your Premiums to the Sub-Accounts you have selected until 10 days after the Issue Date. We will allocate Premiums received during that time to the Fixed Account.


CONVERSION. In addition, during the first two Policy Years or the first two years after an increase in the Face Amount, if the Policy is in force you may amend the Policy to convert it into a non-variable universal life insurance policy. We will accomplish this by transferring all of your Policy Value to the Fixed Account and ending your right under the Policy to allocate Policy Value to the Sub-Accounts. We will not require evidence of insurability. We will not charge you to perform this amendment. In addition, you may convert your Policy to a non-variable universal life insurance policy if at any time the investment policy of the Separate Account should materially change. We will notify you in writing of any such change. You will have 60 days from the date of notification to exercise your conversion option.

The net amount at risk (i.e., the difference between the Death Benefit and the Policy Value) under the amended policy will be equal to or less than the net amount at risk under the previous coverage. Premiums and charges under the amended policy will be based on the same risk classification as the previous coverage.


                                  28 PROSPECTUS

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------


PREMIUM EXPENSE CHARGE. Before we allocate a Premium to the Policy Value, we subtract the Premium Expense Charge. The Premium Expense Charge equals 5.25% of all Premiums in all years. This charge is intended to help us pay for: (a) actual sales expenses, which include agents' sales commissions and other sales and distribution expenses; (b) state premium taxes and other state and local premium taxes; and (c) certain Federal taxes and other expenses related to the receipt of Premiums.

 New York does not currently have a premium tax.


MONTHLY DEDUCTION. On the Issue Date and on each Monthly Deduction Day, we deduct from your Policy Value a Monthly Deduction to cover certain charges and expenses in connection with the Policy. The Monthly Deduction is the sum of the following five items:

1) the Policy Fee;

2) the administrative expense charge;

3) the mortality and expense risk charge;

4) the cost of insurance charge for your Policy; and

5) the cost of additional benefits provided by a rider, if any.

We allocate the mortality and expense risk charge pro rata among the Sub-Accounts in proportion to the amount of your Policy Value in each Sub-Account. We allocate the remainder of the Monthly Deduction pro rata among the Sub-Accounts and the Fixed Account, unless you specify otherwise.


POLICY FEE. The current monthly policy fee is $7.50 per month, and we guarantee that we will never raise it to more than $10.00 per month. This charge compensates us in part for administrative expenses such as salaries, postage, telephone, office equipment and periodic reports. The Policy Fee is waived after the Insured's age 100.


ADMINISTRATIVE EXPENSE CHARGE. The monthly Administrative Expense Charge applies for the first 10 Policy Years. The rate is set at Policy issue. The monthly Administrative Expense Charge rates are individualized depending on the Insured's age at Policy Issue. The maximum monthly Administrative Expense Charge is $0.2083 per $1,000 of Face Amount and the maximum annual Administrative Expense Charge is $2.4996 per $1,000 of Face Amount. This charge covers administration expenses and issuance costs. A monthly Administrative Expense Charge is determined separately for each increase in Face Amount based on the Insured's attained age at the time of the increase. The applicable charge applies for ten years from the date of the increase. The Administrative Expense Charge is waived after the Insured's age 100.


MORTALITY AND EXPENSE RISK CHARGE. For the first ten Policy Years, the monthly mortality and expense risk charge is calculated at an annual rate of 0.55% of the net Policy Value allocated to the Sub-Accounts. Thereafter, the annual rate is 0.15%. The mortality and expense risk charge is not assessed against your Policy Value in the Fixed Account. This charge compensates us for the mortality and expense risks that we assume in relation to the Policies. The mortality risk assumed includes the risk that the cost of insurance charges specified in the Policy will be insufficient to meet claims. We also assume a risk that, on the Monthly Deduction Day preceding the death of an Insured, the Death Benefit will exceed the amount on which the cost of insurance charges were based. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges set in the Policy. The Mortality and Expense Risk Charge is waived after the Insured's Age 100.


COST OF INSURANCE CHARGE. The cost of insurance is determined monthly. The cost of insurance charge is determined by multiplying the applicable current cost of insurance rate per $1,000 by the net amount risk for each Policy Month.
 The net amount at risk is (a) - (b), where: (a) is the Death Benefit as of the current Monthly Deduction Day divided by 1.0032737; and (b) is the Policy Value as of the current Monthly Deduction Day. The cost of insurance rate is individualized depending on the Insured's age at issue of the Policy, Policy Year, gender and payment class, thus, the rate differs from year to year. The rates are determined by us, but they will never be more than the guaranteed rates shown in the table on Page 8 of your Policy. Please see the following example.

          Example (45-Year Old Non-Smoking Male):
          ---------------------------------------
Face Amount                                         $100,000
Death Benefit Option                                       1
Policy Value on the Current Monthly Deduction Day   $ 30,000
Insured's Attained Age                                    45
Corridor Percentage                                      215%
Death Benefit                                       $100,000


On the Monthly Deduction Day in this example, the Death Benefit as then computed would be $100,000, because the Face Amount ($100,000) is greater than the Policy Value multiplied by the applicable corridor percentage ($30,000 X 215% = $64,500). Since the Policy Value on that date is $30,000, the cost of insurance charges per $1,000 are applied to the difference in the net amount at risk of $69,674 (($100,000/1.0032737) - $30,000).

Assume that the Policy Value in the above example was $50,000. The Death Benefit would then be $107,500 (215% X $50,000), since this is greater than the Face


                                  29 PROSPECTUS

Amount ($100,000). The cost of insurance rates in this case would be applied to the net amount at risk of $57,149 (($107,500/1.0032737) - $50,000).

The Policy Value may vary monthly, based on the investment performance of the Sub-Accounts you have selected, the addition of interest credited to your Fixed Account (if any), the deduction of charges, and any other Policy transaction.
 Under Policies with an Option 1 Death Benefit, increases in the Policy Value generally decrease the net amount at risk; conversely, decreases in the Policy Value increase the net amount at risk. Since the cost of insurance charge is based on the net amount at risk, your cost of insurance charge probably will be correspondingly different each month. Under Policies with an Option 2 Death Benefit, however, the net amount at risk does not vary with changes in the Policy Value, unless your Policy's death benefit is determined under a corridor percentage. In that circumstance, increases in the Policy Value increase the net amount at risk. See "Policy Value" on page 12. Accordingly, a change in the Policy Value does not affect your monthly cost of insurance charge, unless it increases your net amount at risk.

We determine the cost of insurance charge separately for the initial Face Amount and each subsequent increase. The cost of insurance charge for increases reflects circumstances, such as the Insured's age and health status, at the time of the increase. The cost of insurance charge covers our anticipated mortality costs for standard and substandard risks. We determine the current cost of insurance rates, but we guarantee that we will never charge you a cost of insurance rate higher than the guaranteed cost of insurance rates shown in the Policy.

We base the cost of insurance rate on the sex, issue age, Policy Year and premium rating class of the Insured, and on the Face Amount. We charge a lower current cost of insurance rate for Policies with a Face Amount of $200,000 or above and further lower the current rate for Policies with a Face Amount of $1,000,000 or above. If an increase in Face Amount of your Policy would raise the total Face Amount above one of these breakpoints, only the amount of the increase above the breakpoint is eligible for a lower current cost of insurance rate. Although we base the current cost of insurance rate on our expectations as to future mortality experience, that rate will never exceed a maximum cost of insurance rate based on the 1980 Commissioners Standard Ordinary ("1980 CSO") Smoker and Non-Smoker Mortality Table based on the Insured's sex and Age.

If we ever charge you a cost of insurance rate during the first five Policy Years that is greater than the rate provided by the rate scale in effect on the Issue Date we will notify you. For 60 days after we mail that notice, you may surrender your Policy without paying any surrender charge.

Beginning on the Policy Anniversary following the Insured's 100th birthday, we waive all cost of insurance charges, administrative expense charges, mortality and expense risk charge, and monthly policy fees.


RIDER CHARGES. If your Policy includes one or more riders, a charge applicable to each rider you purchased is made from your Policy Value each month. The charge is to compensate us for the anticipated cost of providing these benefits and is specified on the applicable rider. The rider charges are summarized in the table on page 9 of this Prospectus. For a description of the optional riders, see "Optional Insurance Benefits" beginning on page 24.


SEPARATE ACCOUNT INCOME TAXES. We are not currently deducting or maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax from the operation of the Separate Account. We will deduct for any taxes we incur as a result of the operation of the Separate Account, whether or not we previously made a provision for taxes and whether or not it was sufficient.


PORTFOLIO CHARGES. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Sub-Accounts to which you allocate your Policy Value. The third table in "Fee Tables" above contains a summary of current estimates of those charges and expenses. These charges and expenses are deducted from the assets of the Portfolios. For more detailed information, please refer to the Prospectuses for the appropriate Portfolios.

We receive compensation from the investment advisers or administrators of some of the Portfolios. Such compensation is consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ between Portfolios. Such compensation typically is a percentage of the Separate Account assets invested in the relevant Portfolio and generally may range up to 0.25% annually of net assets. We receive Rule 12b-1 fees or service fees directly from some of the Portfolios for providing certain services primarily intended to assist in the account servicing of the Portfolios' shares held by corresponding Sub-Accounts. These fees also may range up to 0.25% of net assets invested in the relevant Portfolio.


SURRENDER CHARGE. If you surrender your Policy, we may subtract a surrender charge from the surrender proceeds. The surrender charge equals the amount shown in the surrender charge table in your Policy, plus any additional surrender charge due to increases in the Face Amount of your Policy. The amount of the surrender charge decreases over time.

Initial Surrender Charge.  When we issue your Policy, we determine the initial
-------------------------
surrender charge. To determine the initial surrender charge, we multiply the Initial Face Amount of your Policy by a rate per thousand dollars of Face Amount. The applicable rate depends on the Insured's Age at issue, sex and status as a smoker or non-smoker. For example, if the Insured is Age 45 when your


                                  30 PROSPECTUS

Policy is issued, the applicable rates per thousand are as follows:

Male Non-Smoker                $19.31
Male Smoker                    $23.49
Female Non-Smoker              $16.00
Female Smoker                  $18.28


Accordingly, if the Insured were a male non-smoker Age 45 and the Policy's Face Amount were $100,000, the surrender charge initially would be $1,931.

The rates for each category are greater or lesser according to the Age of the Insured when your Policy is issued. The maximum rates are as follows:

Male Non-Smoker                $46.06
Male Smoker                    $46.51
Female Non-Smoker              $42.56
Female Smoker                  $46.33


If you surrender your Policy after nine Policy Years have elapsed, we do not charge a surrender charge (unless you have increased the Face Amount of your Policy, as explained below). Before that time, we determine the applicable surrender charge by multiplying the initial surrender charge on your Policy by the appropriate surrender charge percentage for the Policy Year in which the surrender occurs. The applicable surrender charge percentage depends on the Insured's sex, Age when your Policy was issued, and the number of years elapsed since your Policy was issued. For example, the following surrender charge percentage rates would apply if the Insured were 45 years old when your Policy was issued:

                                         MALE,    MALE,    FEMALE,     FEMALE,
                                       NONSMOKER  SMOKER  NONSMOKER    SMOKER
             POLICY YEAR                AGE 45    AGE 45    AGE 45     AGE 45
             -----------                ------    ------    ------     ------
                  1                      100%      100%      100%       100%
                  2                      100%      100%      100%       100%
                  3                      100%      100%      100%       100%
                  4                       85%       85%       85%        85%
                  5                       71%       71%       71%        71%
                  6                       57%       57%       57%        57%
                  7                       43%       43%       43%        43%
                  8                       29%       28%       28%        28%
                  9                       15%       15%       14%        15%
                 10                        0%        0%        0%         0%


Thus, in the example given above, if the Policy were surrendered during the 7th Policy Year, the surrender charge would equal [$830.33 ($1,931 X 43%)]. A different surrender charge percentage rate might apply if the Insured is older than 45 when the Policy is issued.

Surrender Charge on Increases in Initial Face Amount.  If you increase the
-----------------------------------------------------
Initial Face Amount of your Policy, we determine an additional surrender charge amount applicable to the amount of the increase. We determine the initial amount of the additional surrender charge using the same formula and rates used in determining the initial surrender charge, except that we use the Insured's Age and smoking status at the time of the increase, rather than at the time your Policy was issued.

The surrender charge on the increase also decreases over a nine Policy Year period, starting from the effective date of the increase. The schedule of surrender charge percentages applicable to the additional surrender charge is based on the Insured's Age at the time of the increase. If you surrender your Policy or make a partial withdrawal, we separately calculate the surrender charge applicable to the Initial Face amount and each increase and add those amounts to determine the total surrender charge.

If you decrease the Face Amount, the applicable surrender charge remains the same.

We include in your Policy a table showing the surrender charge rates and the surrender charge percentages applicable under the Policies. For additional information concerning the rates applicable to you, please consult your agent.
 In addition, a table of the applicable rates is on file with the SEC as an exhibit to the registration statement for the Policies.

The Premium Expense Charge (in part) and the surrender charge are imposed to cover our actual sales expenses, which include agents' sales commissions and other sales and distribution expenses. We expect to recover total sales expenses of the Policies over the life of the Policies. However, the Premium Expense Charge and surrender charge paid with respect to a particular Policy may be higher or lower than the distribution expenses we incurred in connection with that Policy. To the extent distribution costs are not recovered by these charges, we may make up any shortfall from the assets of our general account, which includes funds derived from the mortality and expense charge on the Separate Account assets and the other charges imposed under the Policies.


                                  31 PROSPECTUS

We do not subtract any portion of the then applicable surrender charge from a partial withdrawal. We do, however, subtract a partial withdrawal service fee of $10 from the amount withdrawn, to cover our expenses relating to the partial withdrawal.


TRANSFER FEE. We currently are not charging a transfer fee. The Policy, however, permits us to charge a transfer fee of $10 on the second and each subsequent transaction in each calendar month in which transfer(s) are effected between Sub-Account(s) and/or the Fixed Account. We will notify you if we begin to charge this fee.

 We will deduct the transfer fee from the Policy Value that remains in the Sub-Account(s) or Fixed Account from which we process your transfer. If that amount is insufficient to pay the transfer fee, we will deduct the fee from the transferred amount.


GENERAL POLICY PROVISIONS
--------------------------------------------------------------------------------


BENEFICIARIES. You name the original Beneficiary(ies) and Contingent Beneficiary(ies) in the application for the Policy. You may change the Beneficiary or Contingent Beneficiary at any time, except irrevocable Beneficiaries may not be changed without their consent.

You must request a change of Beneficiary in writing. We provide a form to be completed, signed and filed with us. Your request for a change in Beneficiary or Contingent Beneficiary takes effect upon our filing of a signed and completed form, effective as of the date you signed the form. Until we receive your change instructions, we are entitled to rely on your most recent instructions in our files. Accordingly, we are not liable for making a payment to the person shown in our files as the Beneficiary or treating that person in any other respect as the Beneficiary, even if instructions that we subsequently receive from you seek to change your Beneficiaries effective as of a date before we made the payment or took the action in question.

If you name more than one Beneficiary, we divide the Death Benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we pay the Death Benefit in equal shares to the Beneficiaries. If one of the Beneficiaries dies before you, we divide the Death Benefit among the surviving Beneficiaries.


ASSIGNMENT. You may assign your Policy as collateral security. You must notify us in writing if you assign the Policy. Until we receive notice from you, we are not liable for any action we may take or payments we may make that may be contrary to the terms of your assignment. We are not responsible for the validity of an assignment. Your rights and the rights of the Beneficiary may be affected by an assignment.


DIVIDENDS. We do not pay any dividend under the Policies.


ABOUT US
--------------------------------------------------------------------------------


ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK. Allstate Life Insurance Company of New York is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group. Our home office is located in Hauppauge, New York. Our administrative offices are located at 2940
S. 84th Street, Lincoln, NE 68506-4142; however, our mailing address is P.O. Box 82656, Lincoln, NE 68501-2656. Please see also "General Information and History" in the SAI.


THE SEPARATE ACCOUNT. Allstate Life of New York Variable Life Separate Account A is a segregated asset account of Allstate New York. Allstate New York owns the assets of the Separate Account, but we hold them separate from our other assets.
 To the extent that these assets are attributable to the Policy Value of the Policies offered by this Prospectus, these assets may not be used to pay any liabilities of Allstate New York other than those arising from the Policies.
 Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, gains, losses or any investment experience of Allstate New York's other assets. Allstate New York is obligated to pay all amounts promised to Policy Owners under the Policies.

The Separate Account is divided into Sub-Accounts. The assets of each Sub-Account are invested in the shares of one of the Portfolios. We do not guarantee the investment performance of the Separate Account, its Sub-Accounts or the Portfolios. Values allocated to the Separate Account rise and fall with the values of shares of the Portfolios and are also reduced by Policy charges.
 We use the Separate Account to fund the Policies and our other variable universal life insurance policies. We account separately for each type of variable life insurance policy funded by the Separate Account.


FEDERAL TAXES
--------------------------------------------------------------------------------


INTRODUCTION. The following discussion is general and is not intended as tax advice. Allstate New York makes no guarantee regarding the tax treatment of any Policy or transaction involving a Policy. Federal, state, local and


                                  32 PROSPECTUS
other tax consequences of ownership or purchase of a life insurance policy depend upon your circumstances. Our general discussion of the tax treatment of this Policy is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this Policy cannot be made in the Prospectus. For detailed information, you should consult with a qualified tax adviser familiar with your situation. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a qualified tax adviser.


TAXATION OF THE COMPANY AND THE SEPARATE ACCOUNT. Allstate New York is taxed as a life insurance company under Part I of Subchapter L of the Tax Code. The Separate Account is not an entity separate from Allstate New York and its operations form a part of Allstate New York. Therefore, the Separate Account is not taxed separately as a "Regulated Investment Company" under Subchapter M of the Tax Code. Investment income and realized capital gains are automatically applied to increase reserves under the Policies. Under current federal tax law, Allstate New York believes that the Separate Account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Policies. Generally, reserves are amounts that Allstate New York is legally required to accumulate and maintain in order to meet future obligations under the Policies. Allstate New York does not anticipate that it will incur any federal income tax liability attributable to the Separate Account. Therefore, we do not intend to make provisions for any such taxes. If we are taxed on investment income or capital gains of the Separate Account, then we may impose a charge against the Separate Account in order to make provisions for any such taxes.


TAXATION OF POLICY BENEFITS. In order to qualify as a life insurance policy for federal income tax purposes, the policy must meet the definition of a life insurance policy set forth in Section 7702 of the Code. Section 7702 limits the amount of premiums that may be invested in a policy that qualifies as life insurance. The Policy is structured to meet the Section 7702 definition of a life insurance policy. This means that the Death Benefit is generally excluded from the Beneficiary's gross income under Section 101(a) of the Tax Code and you are generally not taxed on increases in the Policy Value until a distribution occurs.

If the Death Benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the Death Benefit, which will generally be excludable from the Beneficiary's income, and amounts attributable to earnings on that income (occurring after the Insured's death), which will be includable in the Beneficiary's income.

If a Policy fails to qualify as life insurance under Section 7702, the Policy will not provide any of the tax advantages normally provided by life insurance.
 Allstate New York has the right to amend the Policies to comply with any future changes in the Tax Code, any regulations or rulings under the Tax Code and any other requirements imposed by the Internal Revenue Service.

If you surrender the Policy, you are subject to income tax on the portion of the distribution that exceeds the investment in the contract. The investment in the contract is the gross Premium paid for the Policy minus any amounts previously received from the Policy if such amounts were properly excluded from your gross income. If your Policy is not a Modified Endowment Contract, policy loans are not treated as taxable distributions. Interest paid on a Policy loan is generally not deductible. You are generally taxed on partial withdrawals to the extent the amount distributed exceeds the investment in the contract. In certain situations, partial withdrawals or reduction in benefits during the first fifteen years of the Policy may result in a taxable distribution before the investment in the contract is recovered even if the policy is not a Modified Endowment Contract. Withdrawals and loans from Modified Endowment Contracts are subject to less favorable tax treatment. Loans, if not repaid, and withdrawals reduce the contract's death benefit and cash value. For an additional discussion of Modified Endowment Contracts, please see "Federal Taxes - Modified Endowment Contracts" on page 34.

If you are Owner and Insured under the Policy, the Death Benefit will be included in your gross estate for federal estate tax purposes. Even if the Insured is not the Owner but retains incidents of ownership in the Policy, the Death Benefit will also be included in the Insured's gross estate. Examples of incidents of ownership include the right to:

.. change beneficiaries,

.. assign the Policy,

.. revoke an assignment,

.. pledge the Policy, or

.. obtain a Policy loan.

If you are Owner and Insured under the Policy, and you transfer all incidents of ownership in the Policy, the Death Benefit will be included in your gross estate if you die within three years from the date of the ownership transfer. State and local estate and inheritance taxes may also apply. In addition, certain transfers of the Policy or Death Benefit, either during life or at death, to individuals two or more generations below the transferor may be subject to the federal generation skipping transfer tax. This rule also applies if the transfer is to a trust for the benefit of individuals two or more generations below the transferor.

The Policy may be used in various arrangements, including nonqualified deferred compensation or salary


                                  33 PROSPECTUS
continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of a Policy in any of these arrangements, you should consult a qualified tax adviser regarding the tax attributes of the particular arrangement. We no longer sell life insurance contracts to corporate and self-employed tax-qualified retirement pension and profit sharing plans subject to Section 401.


EMPLOYER OWNED LIFE INSURANCE (A.K.A. "COLI"). The Pension Reform Act, enacted in 2006, includes provisions affecting the taxation of Death Benefits paid from policies owned by "Employers." Although these policies are commonly referred to as Corporate Owned Life Insurance ("COLI"), the term "Employer" includes any person or non-natural entity such as a partnership, LLC, or corporation, which is engaged in a trade or business. The term Employer also includes a person or entity related to the policyholder under the attribution rules of Tax Code sections 267(b) or 707(b)(1), and any person or entity engaged in a trade or business which is under common control with the policyholder.

Generally for contracts issued to employers after August 17, 2008, the portion of the Death Benefit in excess of the premiums or other amounts the employer paid for the policy will be treated as income unless:

.. the insured was an employee within 12 months of death;

.. proceeds are paid to the insured's beneficiary;

.. proceeds are used to buy back any equity interest owned by the insured at the time of death; or

.. the insured was a "highly compensated employee" or "highly compensated individual."

For purposes of the COLI rules, "highly compensated employees" are:

.. more than 5% owners;

.. directors; and

.. anyone else in the top 35% of employees ranked by pay.

"Highly compensated individuals" are individuals who are:

.. more than 10% owners;

.. one of the five highest paid officers; or

.. among the highest paid 35% of all employees.

The new COLI provision also includes notice and consent requirements, and reporting requirements.


MODIFIED ENDOWMENT CONTRACTS. A life insurance policy is treated as a "Modified Endowment Contract" under Section 7702A of the Tax Code if it meets the definition of life insurance in Section 7702, but fails the "seven-pay" test of
Section 7702A. The seven-pay test limits the amount of premiums that can be paid into the contract before the Policy will become a Modified Endowment Contract. We will not accept any Premiums that cause the Policy to become a Modified Endowment Contract unless we receive from you a written acknowledgment that the Policy will become a Modified Endowment Contract. An exchange under Section 1035 of the Tax Code of a life insurance policy that is not a Modified Endowment Contract will not cause the new policy to be a Modified Endowment Contract if no additional premiums are paid. An exchange under Section 1035 of the Code of a life insurance policy that is a Modified Endowment Contract for a new life insurance policy will always cause the new policy to be a Modified Endowment Contract.

If your Policy is not issued as a Modified Endowment Contract, it can become a Modified Endowment Contract under certain circumstances. If your Policy is materially changed at any time, your policy must be tested to determine whether it has become a Modified Endowment Contract. A material change includes certain increases in the policy's death benefit and the addition or increase of certain riders. Your Policy will be treated as though it were a new contract on the day the material change takes effect, a new seven-pay limit will be calculated, and a new seven-pay period will begin. Additionally, if the benefits provided by your Policy are reduced during the first 7 years of the policy or during a "seven-pay period", the seven-pay test will be applied as though the policy were intially issued with the reduced benefits. If the cumulative premiums paid into the Policy prior to the reduction in benefits are in excess of the seven-pay limit for the reduced benefit, then your policy will become a Modified Endowment Contract.

If a contract is classified as a Modified Endowment Contract, the Death Benefit will still qualify for the exclusion from gross income, and increases in Policy value are not subject to current taxation unless withdrawn or otherwise accessed. If you receive any amount as a Policy loan (including unpaid interest that is added to the loan balance) from a Modified Endowment Contract, or assign or pledge any part of the value of the Policy, such amount is treated as a distribution. Withdrawals and distributions made from a Modified Endowment Contract before the Insured's death are treated as taxable income first, then as recovery of the investment in the contract. The taxable portion of any distribution from a Modified Endowment Contract is subject to an additional 10% penalty tax, except as follows:

.. distributions made on or after the date on which the taxpayer attains age 59
  1/2;

.. distributions attributable to the taxpayer's becoming disabled (within the meaning of Section 72(m)(7) of the Tax Code); or

.. any distribution that is part of a series of substantially equal periodic payments (paid not less frequently than annually) made for the life (or life expectancy) of


                                  34 PROSPECTUS
  the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his or her beneficiary.

All Modified Endowment Contracts that are issued within any calendar year to the same owner by one company or its affiliates shall be treated as one Modified Endowment Contract in determining the taxable portion of any distributions from any of the contracts required to be aggregated.

INCOME TAX WITHHOLDING

Generally, Allstate Life Insurance Company of New York is required to withhold federal income tax at a rate of 10% from taxable distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.


DIVERSIFICATION REQUIREMENTS. For a Policy to qualify as a variable life insurance policy for federal tax purposes, the investments in the Separate Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Separate Account are not adequately diversified, the Policy will not be treated as a variable life insurance policy for federal income tax purposes. As a result, you will be taxed on the excess of the Policy Value over the investment in the contract.
 Although Allstate New York does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.


OWNERSHIP TREATMENT. The IRS has stated that you will be considered the owner of Separate Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Separate Account investments may cause a policy owner to be treated as the owner of the Separate Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct Subaccount investments without being treated as owners of the underlying assets of the Separate Account.

Your rights under the Policy are different than those described by the IRS in private and public rulings in which it found that policy owners were not owners of separate account assets. For example, if your Policy offers more than twenty
(20) investment alternatives you have the choice to allocate premiums and policy values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in your being treated as the owner of the Separate Account. If this occurs, income and gain from the Separate Account assets would be includible in your gross income. Allstate New York does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Policy. We reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Separate Account. However, we make no guarantee that such modification to the Policy will be successful.


DISTRIBUTION
--------------------------------------------------------------------------------

ALFS, Inc. ("ALFS"), located at 3100 Sanders Road, Northbrook, IL 60062-7154 serves as distributor of the Policies. ALFS, an affiliate of Allstate New York, is a wholly owned subsidiary of Allstate Life Insurance Company. ALFS is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority ("FINRA").

ALFS does not sell Policies directly to purchasers. ALFS enters into selling agreements with affiliated and unaffiliated broker-dealers and banks to sell the Policies through their registered representatives. The broker-dealers are registered with the SEC and are FINRA member firms. Their registered representatives are licensed as insurance agents by applicable state insurance authorities and appointed as agents of Allstate New York in order to sell the Policies. Policies also may be sold by representatives or employees of banks that may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions.

We will pay commissions to broker-dealers and banks that sell the Policies.
 Commissions paid vary, but we may pay up to a maximum sales commission of approximately 99% plus 19% of additional Premiums in the second year plus 5% of any additional Premiums in years 3-5. In addition, we may pay a trail commission of 0.70% of Policy Value on Policies that have been in force for at least one year. Individual representatives receive a portion of compensation paid to the broker-dealer or bank with which they are associated in accordance with the broker-dealer's or bank's practices.

From time to time, we pay asset-based compensation and/or marketing allowances to banks and broker-dealers. These payments vary among individual banks and broker


                                  35 PROSPECTUS
dealers, and the asset-based payments may be up to 0.25% of Policy Value annually. These payments are intended to contribute to the promotion and marketing of the Policies, and they vary among banks and broker-dealers. The marketing and distribution support services include but are not limited to: (1) placement of the Policies on a list of preferred or recommended products in the bank's or broker-dealer's distribution system; (2) sales promotions with regard to the Policies; (3) participation in sales conferences; and (4) helping to defray the costs of sales conferences and educational seminars for the bank or broker-dealer's registered representatives. A list of broker-dealers and banks that ALFS paid pursuant to such arrangements is provided in the Statement of Additional Information, which is available upon request. For a free copy, please write or call us at the address or telephone number listed on the front page of this prospectus, or go to the SEC's Web site (http://www.sec.gov).

To the extent permitted by FINRA rules and other applicable laws and regulations, we may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. We may not offer the arrangements to all broker-dealers and banks and the terms of the arrangement may differ among broker-dealers and banks.

Individual registered representatives, broker-dealers, banks, and branch managers within some broker-dealers and banks participating in one of these compensation arrangements may receive greater compensation for selling the contract than for selling a different contact that is not eligible for the compensation arrangement. While we take the compensation into account when establishing contract charges, any such compensation will be paid by us or ALFS and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply to the sale of the contract.

Allstate New York does not pay ALFS a commission for distribution of the Policies. ALFS compensates its representatives who act as wholesalers, and their sales management personnel, for Policy sales. This compensation is based on a percentage of premium payments and/or a percentage of Policy values. The underwriting agreement with ALFS provides that we will reimburse ALFS for expenses incurred in distributing the Policies, including any liability to Policy Owners arising out of services rendered or Policies issued.


LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

There are no pending material legal proceedings to which the Separate Account or principal underwriter is a party. Allstate New York is engaged in routine lawsuits, which, in our management's judgment, are not of material importance to its respective total assets or material with respect to the Separate Account.


LEGAL MATTERS
--------------------------------------------------------------------------------

All matters of New York law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under New York law, have been passed upon Susan L. Lees, General Counsel, Allstate New York.


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The financial statements of the Sub-Accounts which comprise the Separate Account, as of December 31, 2008, and for each of the periods in the two year period then ended, the financial statements of Allstate New York as of December 31, 2008 and 2007, and for each of the three years in the period ended December 31, 2008, and the related financial statement schedules of Allstate New York and the accompanying Reports of Independent Registered Public Accounting Firm appear in the Statement of Additional Information.


GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

Please refer to this list for the meaning of the following terms:

ACCUMULATION UNIT - An accounting unit of measurement, which we use to calculate the value of a Sub-Account.

AGE - The Insured's age at his or her last birthday.

BENEFICIARY(IES) - The person(s) named by you to receive the Death Benefit under the Policy. You name the original Beneficiary(ies) and Contingent
Beneficiary(ies) in the application for the Policy. You may change the Beneficiary or Contingent Beneficiary at any time, except irrevocable Beneficiaries may not be changed without their consent


                                  36 PROSPECTUS

DEATH BENEFIT - The amount payable to the Beneficiary under the Policy upon the death of the Insured, before payment of any unpaid Policy Debt or Policy Charges.

FACE AMOUNT - The initial amount of insurance under your Policy, adjusted for any changes in accordance with the terms of your Policy.

FIXED ACCOUNT - The portion of the Policy Value allocated to our general account.

GRACE PERIOD - A 61-day period during which the Policy remains in force so as to permit you to pay sufficient additional Premium to keep the Policy from lapsing.

INSURED - The person whose life is Insured under the Policy.

ISSUE DATE - The date on which the Policy is issued, which shall be used to determine Policy Anniversaries, Policy Years and Policy Months.

LOAN ACCOUNT - An account established for amounts transferred from the Sub-Accounts and the Fixed Account as security for outstanding Policy loans.

MATURITY DATE - The Policy does not have a Maturity Date.

MONTHLY AUTOMATIC PAYMENT - A method of paying a Premium each month automatically, for example by bank draft or salary deduction.

MONTHLY DEDUCTION - The amount deducted from Policy Value on each Monthly Deduction Day for the policy fee, administrative expense charge, mortality and expense risk charge, cost of insurance charge, and the cost of any benefit riders.

MONTHLY DEDUCTION DAY - The same day in each month as the Issue Date. If a month does not have that day, the deduction will be made as of the last day of the month. The day of the month on which Monthly Deductions are taken from your Policy Value.

NET DEATH BENEFIT - The Death Benefit, less any Policy Debt.

NET INVESTMENT FACTOR - The factor we use to determine the change in value of an Accumulation Unit in any Valuation Period. We determine the Net Investment Factor separately for each Sub-Account.

NET POLICY VALUE - The Policy Value, less any Policy Debt.

NET PREMIUM - The Premium less the Premium Expense Charge.

NET SURRENDER VALUE - The Policy Value less any applicable surrender charges and less any unpaid Policy Debt. The Net Surrender Value must be positive for the Policy to remain in effect, unless the Safety Net Premium feature is in effect.

POLICY ANNIVERSARY - The same day and month as the Issue Date for each subsequent year the Policy remains in force.

POLICY DEBT - The sum of all unpaid Policy loans and accrued loan interest.

POLICY OWNER ("YOU" "YOUR") - The person(s) having the rights and privileges of ownership defined in the Policy. The Policy Owner may or may not be the same person as the Insured. If your Policy is issued pursuant to a retirement plan, your ownership privileges may be modified by the plan.

POLICY VALUE - The sum of the values of your interests in the Sub-Accounts of the Separate Account, the Fixed Account and the Loan Account. The amount from which the Monthly Deductions are made and the Death Benefit is determined.

POLICY YEAR - Each twelve-month period beginning on the Issue Date and each Policy Anniversary.

PORTFOLIO(S) - The underlying mutual funds in which the Sub-Accounts invest.
 Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.

PREMIUM - Amounts paid to us as premium for the Policy by you or on your behalf.

SAI - Statement of Additional Information, which is attached to and incorporated by reference in this Prospectus.

SAFETY NET PREMIUM - A feature under which we guarantee that, regardless of declines in your Policy Value, your Policy does not enter the Grace Period if your total Premiums paid since the Issue Date, less any partial withdrawals and outstanding Policy loans made by you, are at least as great as the monthly Safety Net Premium amount times the number of months since the Issue Date.

SEPARATE ACCOUNT - The Allstate Life of New York Variable Life Separate Account A, which is a segregated investment account of Allstate Life of New York.

SUB-ACCOUNT - A subdivision of the Separate Account, which invests wholly in shares of one of the Portfolios.

SURRENDER VALUE - The Policy Value less any applicable surrender charges.

TAX CODE - The Internal Revenue Code of 1986, as amended.

VALUATION DATE - Each day the New York Stock Exchange is open for business. We do not determine Accumulation Unit Value on days on which the New York Stock Exchange is closed for trading.

VALUATION PERIOD - The period of time over which we determine the change in the value of the Sub-Accounts in order to price Accumulation Units. Each Valuation Period begins at the close of normal trading on the New


                                  37 PROSPECTUS

York Stock Exchange, currently 4:00 p.m. Eastern time, on each Valuation Date and ends at the close of the NYSE on the next Valuation Date.

WE, US, OUR - Our company, Allstate Life Insurance Company of New York, sometimes referred to as "Allstate New York."

YOU, YOUR - The person having the rights and privileges of ownership in the Policy.


                                  38 PROSPECTUS

                       STATEMENT OF ADDITIONAL INFORMATION
                     CONSULTANT ACCUMULATOR FLEXIBLE PREMIUM
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICIES



            DATE OF STATEMENT OF ADDITIONAL INFORMATION: May 1, 2009

           ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

             DEPOSITOR: ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK


     This Statement of Additional Information is not a prospectus. Please review the Prospectus, which contains information concerning the Policies described above. You may obtain a copy of the Prospectus without charge by calling us at 1-800-865-5237 or writing to us at the address immediately below. The defined terms used in this Statement of Additional Information are as defined in the Prospectus.



                   Allstate Life Insurance Company of New York
                                 P. O. Box 82565
                             Lincoln, NE 68501-2656


              The Date of this Statement of Additional Information
                  and of the related Prospectus is May 1, 2009

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY...........................................
     Description of Allstate Life Insurance Company of New York...........
     State Regulation of Allstate New York................................
     Allstate Life of New York Variable Life Separate Account A...........

EXPERTS...................................................................
ADDITIONAL INFORMATION CONCERNING THE OPERATION OF YOUR
POLICY............................................
     Replacement of Modified Endowment Contracts..........................
     Computation of Policy Value..........................................
     Transfers Authorized by Telephone....................................
GENERAL POLICY PROVISIONS  ...............................................
     Statements to Policy Owners..........................................
     Limit on Right to Contest............................................
     Suicide..............................................................
     Misstatement as to Age and Sex......................................
DISTRIBUTOR...............................................................
DISTRIBUTION OF THE POLICY................................................
FINANCIAL STATEMENTS......................................................
ILLUSTRATION OF POLICY VALUES, DEATH BENEFITS, AND NET SURRENDER VALUES..


                         GENERAL INFORMATION AND HISTORY

           Description Of Allstate Life Insurance Company of New York.

Allstate Life Insurance Company of New York ("ALLSTATE NEW YORK") is the issuer of the Policy. Allstate New York is a stock life insurance company organized under the laws of the State of New York. Allstate New York was incorporated in 1967 and was known as "Financial Life Insurance Company" from 1967 to 1978. From 1978 to 1984, Allstate New York was known as "PM Life Insurance Company." Since 1984 the company has been known as "Allstate Life Insurance Company of New York.

Allstate New York is currently licensed to operate in New York and several other jurisdictions. We intend to offer the Policy only in New York. Our headquarters is located at 100 Motor Parkway, Hauppauge, NY 11788-5107. Our service center is located in Lincoln, Nebraska (mailing address: on the first page of the prospectus).


Allstate New York is a wholly owned subsidiary of Allstate Life Insurance Company ("ALLSTATE LIFE"), a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company incorporated under the laws of Illinois. With the exception of the directors qualifying shares, all of the outstanding capital stock of Allstate Insurance Company is owned by The Allstate Corporation.


                     State Regulation of Allstate New York.

We are subject to the laws of New York State and regulated by the New York State Insurance Department. Every year we file an annual statement with the Insurance Department covering our operations for the previous year and our financial condition as of the end of the year. We are inspected periodically by the New York State Insurance Department to verify our contract liabilities and reserves. We also are examined periodically by the National Association of Insurance Commissioners. Our books and records are subject to review by the New York State Insurance Department at all times. We are also subject to regulation under the insurance laws of every jurisdiction in which we operate.

               Allstate Life of New York Variable Life Account A.

Allstate New York established the Allstate Life of New York Variable Life Separate Account A on December 15, 1995. The Separate Account meets the definition of a "Separate Account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management of the Separate Account or Allstate New York.




                                     EXPERTS

     The financial statements included in this Statement of Additional Information and the related financial statement schedules have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.



         ADDITIONAL INFORMATION CONCERNING THE OPERATION OF YOUR POLICY

Replacement of Modified Endowment Contracts. If you replace a modified endowment contract issued by another insurer with a Policy, your Policy will also be a modified endowment contract. Our ability to determine whether a replaced Policy issued by another insurer is a modified endowment contract is based solely on the sufficiency of the Policy data we receive from the other insurer. We do not consider ourselves liable to you if that data is insufficient to accurately determine whether the replaced Policy is a modified endowment contract. You should discuss this issue with your tax adviser if it pertains to your situation. Based on the information provided to us, we will notify you as to whether you can contribute more Premiums to your Policy without causing it to become a modified endowment contract.

Computation of Policy Value. On each Valuation Date, the portion of your Policy Value in a particular Subaccount will equal:

     (1) The total value of your Accumulation Units in the Subaccount; plus

     (2) Any Net Premium received from you and allocated to the Subaccount during the current Valuation Period; plus

     (3) Any Policy Value transferred to the Subaccount during the current Valuation Period; minus

     (4) Any Policy Value transferred from the Subaccount during the current Valuation Period; minus

     (5) Any amounts withdrawn by you (plus the applicable withdrawal charge) from the Subaccount during the current Valuation Period; minus

     (6) The portion of any Monthly Deduction allocated to the Subaccount during the current Valuation Period for the Policy Month following the Monthly Deduction Day.

On each Valuation Date, the portion of your Policy Value in the Fixed Account will equal:

     (1) Any Net Premium allocated to it, plus

     (2) Any Policy Value transferred to it from the Subaccounts; plus

     (3) Interest credited to it; minus

     (4) Any Policy Value transferred out of it; minus

     (5) Any amounts withdrawn by you (plus the applicable withdrawal charge); minus

     (6) The portion of any Monthly Deduction allocated to the Fixed Account.

All Policy Values equal or exceed those required by law. Detailed explanations of methods of calculation are on file with the appropriate regulatory authorities.

Transfers Authorized by Telephone. You may make transfers by telephone. To give a third party authorization, you must first send us a completed authorization form.

         The cut off time for telephone transfer requests is 4:00 p.m. Eastern time. Calls completed before 4:00 p.m. will be effected on that day at that day's price. Calls completed after 4:00 p.m. will be effected on the next day that the NYSE and we are open for business, at that day's price.


                            GENERAL POLICY PROVISIONS

Statements to Policy Owners. We will maintain all records relating to the Separate Account and the Subaccounts. Each year we will send you a report showing information concerning your Policy transactions in the past year and the current status of your Policy. The report will include information such as the Policy Value as of the end of the current and the prior year, the current Death Benefit, Surrender Value, Policy Debt, partial withdrawals, earnings, Premiums paid, and deductions made since the last annual report. We will also include any information required by state law or regulation. If you ask us, we will send you an additional report at any time. We may charge you up to $25 for this extra report. We will tell you the current charge before we send you the report.

         In addition, we will send you the reports required by the 1940 Act. We will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently if required by law. You should therefore give us prompt written notice of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly with any questions.

Limit on Right to Contest. We may not contest the insurance coverage under the Policy after the Policy has been in force for two years while the Insured is alive. If the Policy has lapsed and been reinstated, we may not contest the reinstatement after two years from the date of the reinstatement while the Insured is alive. We may not contest any increase in the Face Amount of the Policy after the increase has been in effect for two years while the Insured is alive.

Suicide. If the Insured commits suicide within two years of the Issue Date or within two years of any increase in the Face Amount, we are not required to pay the full Death Benefit that would otherwise be payable. Instead, we will pay an amount equal to the Policy Value less any Policy Debt and the Policy will stop. If within two years of the effective date of any increase in the Face Amount the Insured commits suicide, we will pay a Death Benefit for the increase equal to the total cost of insurance charges.

Misstatement as to Age and Sex. If the age or sex of the Insured is incorrectly stated in the application, we will adjust the Death Benefit appropriately as specified in the Policy.



                                   DISTRIBUTOR

         ALFS, Inc. ("ALFS") located at 3100 Sanders Road, Northbrook, IL 60062-7154 serves as distributor of the Policies. ALFS, an affiliate of Allstate New York, is a wholly owned subsidiary of Allstate Life Insurance Company. ALFS is a registered broker dealer under the Securities and Exchange Act of 1934, as amended, and is a member of FINRA.

         Allstate New York does not pay ALFS a commission for distribution of the Policies. The underwriting agreement with ALFS provides that we will reimburse ALFS for expenses incurred in distributing the Policies, including liability arising out services we provide on the Policies.


                                                       2002     2003     2004     2005    2006      2007     2008
                                                      ======== ======== ======== ======= ======== ======== ========
                                                      ======== ======== ======== ======= ======== ======== ========
Commission paid to ALFS that were paid to other          0        0        0       0        0        0        0
broker-dealers and registered representatives
Commission kept by ALFS                                  0        0        0       0        0        0        0
Other fees paid to ALFS for distribution services        0        0        0       0        0        0        0




                           DISTRIBUTION OF THE POLICY

     Allstate New York offers the Policies on a continuous basis. The Policies are sold by registered representatives of broker-dealers who are our licensed insurance agents, either individually or through an incorporated insurance agency. Registered representatives who sell the Policy will be paid a maximum sales commission of approximately 99% plus 19% of additional Premiums in the second year plus 5% of any additional Premiums in years 3-5. Registered representatives also may be eligible for a trail commission of 0.70% of Policy Value on Policies that have been in force for at least one year. In addition, certain bonuses and managerial compensation may be paid. We pay all such commissions and incentives.

     Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. If you purchase a Primary Insured Rider, the commissions will vary depending on the allocation of your coverage between the base Policy and the Primary Insured Rider. The same initial Death Benefit will result in the highest commission when there is no Primary Insured Rider, with the commission declining as the portion of the Death Benefit coverage allocated to the Primary Insured Rider increases. Thus, the lowest commission amount is payable when the maximum Primary Insured Rider is purchased.


                              FINANCIAL STATEMENTS

The financial statements of the Separate Account, which are comprised of the underlying financial statements of the sub-accounts, as of December 31, 2008 and 2007, and for each of the periods in the two-year period then ended the financial statements of Allstate Life of New York as of December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008, and the related financial statement schedules of Allstate New York and the accompanying Reports of Independent Registered Public Accounting Firm appear in the pages that follow. The financial statements and schedules of Allstate New York included herein should be considered only as bearing upon the ability of Allstate New York to meet its obligations under the Policies.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

We have audited the accompanying Statements of Financial Position of Allstate Life Insurance Company of New York (the "Company", an affiliate of The Allstate Corporation) as of December 31, 2008 and 2007 and the related Statements of Operations and Comprehensive Income, Shareholder's Equity, and Cash Flows for each of the three years in the period ended December 31, 2008. Our audits also included the financial statement schedules listed in the Index at Item 15. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Allstate Life Insurance Company of New York as of December 31, 2008 and 2007, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, the Company changed its method of accounting for uncertainty in income taxes and accounting for deferred acquisition costs associated with internal replacements in 2007.


/s/ Deloitte & Touche LLP

Chicago, Illinois
March 17, 2009

               ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

                                                                                               YEAR ENDED DECEMBER 31,
                                                                                    -------------------------------------------
($ IN THOUSANDS)                                                                       2008            2007            2006
                                                                                    -----------     -----------   -------------
REVENUES
Premiums (net of reinsurance ceded of $18,215, $21,020 and $20,837)                $    59,248     $    69,124   $      84,313
Contract charges (net of reinsurance ceded of $18,780, $21,158 and $12,295)             61,108          59,530          63,426
Net investment income                                                                  402,931         386,738         373,064
Realized capital gains and losses                                                      (77,205)           (831)        (22,085)
                                                                                    -----------     -----------   -------------
                                                                                       446,082         514,561         498,718

COSTS AND EXPENSES
Contract benefits (net of reinsurance recoveries of $40,307, $16,913 and $16,085)      184,192         181,803         190,506
Interest credited to contractholder funds (net of reinsurance recoveries of
    $10,485, $13,508 and $9,698)                                                       191,208         177,407         167,171
Amortization of deferred policy acquisition costs                                       17,778          53,445          31,672
Operating costs and expenses                                                            40,869          37,624          46,578
                                                                                    -----------     -----------   -------------
                                                                                       434,047         450,279         435,927

(Loss) gain on disposition of operations                                                  (358)            429         (10,694)
                                                                                    -----------     -----------   -------------

INCOME FROM OPERATIONS BEFORE INCOME TAX EXPENSE                                        11,677          64,711          52,097
Income tax expense                                                                       4,005          22,802          17,755
                                                                                    -----------     -----------   -------------

NET INCOME                                                                               7,672          41,909          34,342
                                                                                    -----------     -----------   -------------

OTHER COMPREHENSIVE LOSS, AFTER-TAX
Change in unrealized net capital gains and losses                                     (174,102)        (12,850)        (50,930)
                                                                                    -----------     -----------   -------------
COMPREHENSIVE (LOSS) INCOME                                                        $  (166,430)    $    29,059   $     (16,588)
                                                                                    ===========     ===========   =============

                       See notes to financial statements.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                        STATEMENTS OF FINANCIAL POSITION

                                                                                                    DECEMBER 31,
                                                                                           -----------------------------
($ IN THOUSANDS, EXCEPT PAR VALUE DATA)                                                        2008             2007
                                                                                           ------------     ------------
ASSETS
Investments
   Fixed income securities, at fair value (amortized cost $5,776,451 and $5,928,899)     $  5,496,365     $   6,271,128
   Mortgage loans                                                                             700,268           725,301
   Short-term, at fair value (amortized cost $409,737 and $22,688)                            409,802            22,688
   Policy loans                                                                                39,672            38,509
    Other                                                                                       2,478                 3
                                                                                           ------------    -------------
      Total investments                                                                     6,648,585         7,057,629

Cash                                                                                            4,965             7,356
Deferred policy acquisition costs                                                             538,248           278,664
Accrued investment income                                                                      61,581            64,514
Reinsurance recoverables                                                                      367,957           381,431
Current income taxes receivable                                                                    --               146
Deferred income taxes                                                                          65,397                --
Other assets                                                                                   64,440            47,079
Separate Accounts                                                                             533,760           948,358
                                                                                           ------------    -------------
        TOTAL ASSETS                                                                     $  8,284,933     $   8,785,177
                                                                                           ============    =============

LIABILITIES
Reserve for life-contingent contract benefits                                            $  1,953,157     $   2,016,971
Contractholder funds                                                                        5,086,965         4,848,461
Deferred income taxes                                                                              --            39,737
Current income taxes payable                                                                   12,769                --
Other liabilities and accrued expenses                                                        172,286           241,756
Payable to affiliates, net                                                                      8,457             8,035
Reinsurance payable to parent                                                                     971               987
Separate Accounts                                                                             533,760           948,358
                                                                                           ------------    -------------
        TOTAL LIABILITIES                                                                   7,768,365         8,104,305
                                                                                           ------------    -------------

COMMITMENTS AND CONTINGENT LIABILITIES (NOTE 11)

SHAREHOLDER'S EQUITY
Common stock, $25 par value, 100 thousand shares authorized, issued and outstanding             2,500             2,500
Additional capital paid-in                                                                    140,000           140,000
Retained income                                                                               482,982           473,184
Accumulated other comprehensive (loss) income:
   Unrealized net capital gains and losses                                                   (108,914)           65,188
                                                                                           ------------     ------------
        Total accumulated other comprehensive (loss) income                                  (108,914)           65,188
                                                                                           ------------     ------------
        TOTAL SHAREHOLDER'S EQUITY                                                            516,568           680,872
                                                                                           ------------     ------------
        TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                                       $  8,284,933     $   8,785,177
                                                                                           ============     ============

                       See notes to financial statements.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                       STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                                                    DECEMBER 31,
                                                                                   ---------------------------------------------
($ IN THOUSANDS)                                                                       2008            2007             2006
                                                                                   ------------   -------------    -------------
COMMON STOCK                                                                     $       2,500   $       2,500    $       2,500
                                                                                   ------------   -------------    -------------

ADDITIONAL CAPITAL PAID-IN                                                             140,000         140,000          140,000
                                                                                   ------------   -------------    -------------

RETAINED INCOME
Balance, beginning of year                                                             473,184         432,458          395,965
Net income                                                                               7,672          41,909           34,342
Cumulative effect of change in accounting principle                                         --          (1,183)              --
Gain on purchase of investments from parent                                              2,126              --               --
Gain on recapture of reinsurance agreement with parent                                      --              --            2,151
                                                                                   ------------   -------------    -------------
Balance, end of year                                                                   482,982         473,184          432,458
                                                                                   ------------   -------------    -------------

ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME
Balance, beginning of year                                                              65,188          78,038          128,968
Change in unrealized net capital gains and losses                                     (174,102)        (12,850)         (50,930)
                                                                                   ------------   -------------    -------------
Balance, end of year                                                                  (108,914)         65,188           78,038
                                                                                   ------------   -------------    -------------

TOTAL SHAREHOLDER'S EQUITY                                                       $     516,568   $     680,872    $     652,996
                                                                                   ============   =============    =============

                       See notes to financial statements.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                            STATEMENTS OF CASH FLOWS

                                                                                                YEAR ENDED DECEMBER 31,
                                                                                      --------------------------------------------
($ IN THOUSANDS)                                                                          2008            2007           2006
                                                                                      ------------   -------------   -------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                          $       7,672   $      41,909   $      34,342
Adjustments to reconcile net income to net cash provided by operating activities:
     Amortization and other non-cash items                                                (80,807)        (75,534)        (72,250)
     Realized capital gains and losses                                                     77,205             831          22,085
     Loss (gain) on disposition of operations                                                 358            (429)         10,694
     Interest credited to contractholder funds                                            191,208         177,407         167,171
     Changes in:
         Reserve for life-contingent contract benefits and contractholder funds            (7,034)         13,877          26,648
         Deferred policy acquisition costs                                                (33,612)          5,871         (31,265)
         Income taxes                                                                         383              69          (5,467)
         Other operating assets and liabilities                                           (16,998)        (39,455)         23,605
                                                                                      ------------   -------------   -------------
             Net cash provided by operating activities                                    138,375         124,546         175,563
                                                                                      ------------   -------------   -------------

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales
     Fixed income securities                                                              640,634         409,552         877,430
     Mortgage loans                                                                        12,175              --              --
Investment collections
     Fixed income securities                                                              162,268         108,565         115,003
     Mortgage loans                                                                        52,030          61,128          73,110
Investment purchases
     Fixed income securities                                                             (668,526)       (762,846)       (954,087)
     Mortgage loans                                                                       (41,141)        (77,854)       (144,267)
Change in short-term investments, net                                                    (421,483)         55,621         (28,239)
Change in policy loans and other investments, net                                           7,585           2,509           2,016
Disposition of operations                                                                  (2,500)           (243)       (389,601)
                                                                                      ------------   -------------   -------------
             Net cash used in investing activities                                       (258,958)       (203,568)       (448,635)
                                                                                      ------------   -------------   -------------

CASH FLOWS FROM FINANCING ACTIVITIES
Contractholder fund deposits                                                              615,564         542,517         793,233
Contractholder fund withdrawals                                                          (497,372)       (463,229)       (516,889)
                                                                                      ------------   -------------   -------------
             Net cash provided by financing activities                                    118,192          79,288         276,344
                                                                                      ------------   -------------   -------------

NET (DECREASE) INCREASE IN CASH                                                            (2,391)            266           3,272
CASH AT BEGINNING OF YEAR                                                                   7,356           7,090           3,818
                                                                                      ------------   -------------   -------------
CASH AT END OF YEAR                                                                  $      4,965    $      7,356    $      7,090
                                                                                      ============   =============   =============

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1.    GENERAL

BASIS OF PRESENTATION

     The accompanying financial statements include the accounts of Allstate Life Insurance Company of New York (the "Company"), a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is wholly owned by Allstate Insurance Company ("AIC"). All of the outstanding common stock of AIC is owned by Allstate Insurance Holdings, LLC, a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

     To conform to the current year presentation, certain amounts in the prior years' financial statements and notes have been reclassified.

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

NATURE OF OPERATIONS

     The Company sells life insurance, retirement and investment products and voluntary accident and health insurance to individual customers in the State of New York. The principal products are fixed annuities; traditional, interest-sensitive and variable life insurance; and voluntary accident and health insurance. The following table summarizes premiums and contract charges by product.

        ($ IN THOUSANDS)                                        2008             2007            2006
                                                            -----------      -----------     ------------
        PREMIUMS
        Traditional life insurance (1)                     $    29,597      $    24,997     $     24,298
        Immediate annuities with life contingencies             21,451           37,491           54,877
        Accident and health                                      8,200            6,636            5,138
                                                            -----------      -----------     ------------
        TOTAL PREMIUMS                                          59,248           69,124           84,313

        CONTRACT CHARGES
        Interest-sensitive life insurance (1)                   54,972           51,155           46,448
        Fixed annuities                                          6,136            8,375            8,851
        Variable annuities                                          --               --            8,127
                                                            -----------      -----------     ------------
        TOTAL CONTRACT CHARGES                                  61,108           59,530           63,426
                                                            -----------      -----------     ------------
        TOTAL PREMIUMS AND CONTRACT CHARGES                $   120,356      $   128,654     $    147,739
                                                            ===========      ===========     ============

        ----------
        (1) Beginning in 2008, certain ceded reinsurance premiums previously included as a component of traditional life insurance premiums were reclassified prospectively to be reported as a component of interest-sensitive life insurance contract charges. In 2007 and 2006, these ceded reinsurance premiums were $2.5 million and $2.2 million, respectively.

     The Company distributes its products to individuals through multiple distribution channels, including Allstate exclusive agencies, which include exclusive financial specialist, independent agents (including master brokerage agencies and workplace enrolling agents), financial services firms, such as broker-dealers, and specialized structured settlement brokers.

     The Company has exposure to market risk as a result of its investment portfolio. Market risk is the risk that the Company will incur realized and unrealized net capital losses due to adverse changes in interest rates or credit spreads. The Company's primary market risk exposure is to changes in interest rates. Interest rate risk is the risk that the Company will incur a loss due to adverse changes in interest rates relative to the interest rate characteristics of its interest bearing assets and liabilities. This risk arises from many of the Company's primary activities, as it invests substantial funds in interest-sensitive assets and issues interest-sensitive liabilities. Interest rate risk includes risks related to changes in U.S. Treasury yields and other key risk-free reference yields, as well as changes in interest rates resulting from widening credit spreads and credit exposure.

     The Company monitors economic and regulatory developments that have the potential to impact its business. The ability of banks to affiliate with insurers may have a material adverse effect on all of the Company's product lines by substantially increasing the number, size and financial strength of potential competitors. The Company

NOTES TO FINANCIAL STATEMENTS

currently benefits from agreements with financial services entities that market and distribute its products; change in control of these non-affiliated entities could negatively impact the Company's sales. Furthermore, federal and state laws and regulations affect the taxation of insurance companies and life insurance and annuity products. Congress and various state legislatures have considered proposals that, if enacted, could impose a greater tax burden on the Company or could have an adverse impact on the tax treatment of some insurance products offered by the Company, including favorable policyholder tax treatment currently applicable to life insurance and annuities. Legislation that reduced the federal income tax rates applicable to certain dividends and capital gains realized by individuals, or other proposals, if adopted, that reduce the taxation, or permit the establishment of certain products or investments that may compete with life insurance or annuities could have an adverse effect on the Company's financial position or ability to sell such products and could result in the surrender of some existing contracts and policies. In addition, changes in the federal estate tax laws could negatively affect the demand for the types of life insurance used in estate planning.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS

     Fixed income securities include bonds, asset-backed securities, mortgage-backed securities, commercial mortgage-backed securities and redeemable preferred stocks. Fixed income securities may be sold prior to their contractual maturity, are designated as available for sale and are carried at fair value. The difference between amortized cost and fair value, net of deferred income taxes, certain deferred policy acquisition costs ("DAC"), certain deferred sales inducement costs ("DSI"), and certain reserves for life-contingent contract benefits, is reflected as a component of accumulated other comprehensive income. Cash received from calls, principal payments and make-whole payments is reflected as a component of proceeds from sales and cash received from maturities and pay-downs is reflected as a component of investment collections within the Statement of Cash Flows. Reported in fixed income securities are hybrid securities which have characteristics of fixed income securities and equity securities. Many of these securities have attributes most similar to those of fixed income securities such as a stated interest rate, a mandatory redemption date or an interest rate step-up feature which is intended to incent the issuer to redeem the security at a specified call date. Hybrid securities are carried at fair value and amounted to $98.7 million and $224.5 million at December 31, 2008 and 2007, respectively.

   Mortgage loans are carried at outstanding principal balances, net of unamortized premium or discount and valuation allowances. Valuation allowances are established for impaired loans when it is probable that contractual principal and interest will not be collected. Valuation allowances for impaired loans reduce the carrying value to the fair value of the collateral or the present value of the loan's expected future repayment cash flows discounted at the loan's original effective interest rate.

     Short-term investments, including money market funds, commercial paper and other short-term investments, are carried at fair value. Policy loans are carried at the unpaid principle balances. Other investments consist of derivative financial instruments.

     In connection with the Company's securities lending business activities, funds received in connection with securities repurchase agreements are invested and classified as short-term investments or fixed income securities available for sale as applicable. For the Company's securities lending business activities, the Company records an offsetting liability in other liabilities and accrued expenses for the Company's obligation to return the collateral or funds received.

     Investment income consists primarily of interest and is recognized on an accrual basis using the effective yield method. Interest income for asset backed-securities, mortgage-backed securities and commercial mortgage-backed securities is determined considering estimated principal repayments obtained from widely accepted third party data sources and internal estimates. Interest income on beneficial interests in securitized financial assets not of high credit quality is determined using the prospective yield method, based upon projections of expected future cash flows. For all other asset-backed securities, mortgage-backed securities and commercial mortgage-backed securities, the effective yield is recalculated on the retrospective basis. Accrual of income is suspended for fixed income securities and mortgage loans that are in default or when the receipt of interest payments is in doubt.

     Realized capital gains and losses include gains and losses on investment sales, write-downs in value due to other-than-temporary declines in fair value and periodic changes in the fair value and settlements of certain derivatives including hedge ineffectiveness. Realized capital gains and losses on investment sales include calls and prepayments and are determined on a specific identification basis.

     The Company recognizes other-than-temporary impairment losses on fixed income securities and short-term investments when the decline in fair value is deemed other-than-temporary including when the Company cannot

NOTES TO FINANCIAL STATEMENTS

assert a positive intent to hold an impaired security until recovery (see Note
6). Fixed income securities subject to change in intent write-downs continue to earn investment income (other than discussed above), and any discount or premium is recognized using the effective yield method over the expected life of the security.

FAIR VALUE OF FINANCIAL ASSETS AND FINANCIAL LIABILITIES

     The Company adopted the provisions of Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements" ("SFAS No. 157"), as of January 1, 2008 for its financial assets and financial liabilities that are measured at fair value. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, and establishes a framework for measuring fair value. The adoption did not have a material effect on the Company's determination of fair value.

     In determining fair value, the Company principally uses the market approach which generally utilizes market transaction data for the same or similar instruments. To a lesser extent, the Company uses the income approach which involves determining fair values from discounted cash flow methodologies. SFAS No. 157 establishes a hierarchy for inputs used in determining fair value that maximize the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available.

      Observable inputs are those used by market participants in valuing financial instruments that are developed based on market data obtained from independent sources. In the absence of sufficient observable inputs, unobservable inputs reflect the Company's estimates of the assumptions market participants would use in valuing financial assets and financial liabilities and are developed based on the best information available in the circumstances. The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments. This condition could cause an instrument to be reclassified from Level 1 to Level 2, or from Level 2 to Level 3.

     Financial assets and financial liabilities recorded on the Statements of Financial Position at fair value as of December 31, 2008 are categorized in the fair value hierarchy based on the observability of inputs to the valuation techniques as follows:

LEVEL 1: Financial assets and financial liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.

LEVEL 2: Financial assets and financial liabilities whose values are based on the following:

         a) Quoted prices for similar assets or liabilities in active markets;
         b) Quoted prices for identical or similar assets or liabilities in non-active markets; or
         c) Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

LEVEL 3: Financial assets and financial liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect the Company's estimates of the assumptions that market participants would use in valuing the financial assets and financial liabilities.

     The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment. The degree of judgment exercised by the Company in determining fair value is typically greatest for instruments categorized in Level 3. In many instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

     Certain financial assets are not carried at fair value on a recurring basis, including investments such as mortgage loans and policy loans. Accordingly, such investments are only included in the fair value hierarchy disclosure when the investment is subject to remeasurement at fair value after initial recognition and the resulting measurement is reflected in the financial statements.

NOTES TO FINANCIAL STATEMENTS

SUMMARY OF SIGNIFICANT VALUATION TECHNIQUES FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES ON A RECURRING BASIS

LEVEL 1 MEASUREMENTS

     - FIXED INCOME SECURITIES: U.S. treasuries are in Level 1 and valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.

     - SHORT-TERM: Comprise actively traded money market funds that have daily quoted net asset values for identical assets that the Company can access.

     - SEPARATE ACCOUNT ASSETS: Comprise actively traded mutual funds that have daily quoted net asset values for identical assets that the Company can access. Net asset values for the actively traded mutual funds in which the separate account assets are invested are obtained daily from the fund managers.

LEVEL 2 MEASUREMENTS

     -    FIXED INCOME SECURITIES:

          CORPORATE, INCLUDING PRIVATELY PLACED: Valued based on inputs including quoted prices for identical or similar assets in markets that are not active. Also includes privately placed securities which have market-observable external ratings from independent third party rating agencies.

          MUNICIPAL: Externally rated municipals are valued based on inputs including quoted prices for identical or similar assets in markets that are not active.

          U.S. GOVERNMENT AND AGENCIES: Valued based on inputs including quoted prices for identical or similar assets in markets that are not active.

          COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"): Valuation is principally based on inputs including quoted prices for identical or similar assets in markets that are not active.

          PREFERRED STOCK; MORTGAGE-BACKED SECURITIES ("MBS"); FOREIGN
          GOVERNMENT: Valued based on inputs including quoted prices for identical or similar assets in markets that are not active.

     - SHORT-TERM: Commercial paper and other short-term investments are valued based on quoted prices for identical or similar assets in markets that are not active or amortized cost.

     - OTHER INVESTMENTS: Free-standing exchange listed derivatives that are not actively traded are valued based on quoted prices for identical instruments in markets that are not active.

          Over-the-counter ("OTC") derivatives, including interest rate swaps and foreign currency swaps, are valued using models that rely on inputs such as interest rate yield curves, currency rates and adjustment for counterparty credit risks that are observable for substantially the full term of the contract. The valuation techniques underlying the models are widely accepted in the financial services industry and do not involve significant judgment.

LEVEL 3 MEASUREMENTS

     -    FIXED INCOME SECURITIES:

          CORPORATE: Valued based on non-binding broker quotes and are categorized as Level 3.

          CORPORATE PRIVATELY PLACED SECURITIES: Valued based on non-binding broker quotes and models that are widely accepted in the financial services industry and use internally assigned credit ratings as inputs and instrument specific inputs. Instrument specific inputs used in internal fair value determinations include coupon rate, coupon type, weighted average life, sector of the issuer and call provisions. Privately placed securities are categorized as Level 3 as a result of the significance of non-market observable inputs. The internally modeled securities are valued based on internal ratings, which are not observable in the market. Multiple internal ratings comprise a National Association of Insurance Commissioners ("NAIC") rating category and when used in the internal model provide a more refined determination of fair value. The Company's internal ratings are primarily consistent with the NAIC ratings which are generally updated annually.

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NOTES TO FINANCIAL STATEMENTS

          MUNICIPAL: Auction rate securities ("ARS") backed by student loans that have become illiquid due to failures in the auction market are included in Level 3. ARS backed by student loans are valued based on a discounted cash flow model with certain inputs to the valuation model that are significant to the valuation, but are not market observable, including estimates of future coupon rates if auction failures continue, maturity assumptions, and illiquidity premium.

          ASSET-BACKED RESIDENTIAL MORTGAGE-BACKED SECURITIES ("ABS RMBS"); ALT-A RESIDENTIAL MORTGAGE-BACKED SECURITIES ("ALT-A"): ABS RMBS and Alt-A are principally valued based on inputs including quoted prices for identical or similar assets in markets that exhibit less liquidity relative to those markets supporting Level 2 fair value measurements. Certain ABS RMBS and Alt-A are valued based on non-binding broker quotes. Due to the reduced availability of actual market prices or relevant observable inputs as a result of the decrease in liquidity that has been experienced in the market for these securities, all ABS RMBS and Alt-A are categorized as Level 3.

          OTHER COLLATERALIZED DEBT OBLIGATIONS ("CDO"): Valued based on non-binding broker quotes received from brokers who are familiar with the investments. Due to the reduced availability of actual market prices or relevant observable inputs as a result of the decrease in liquidity that has been experienced in the market for these securities, all collateralized loan obligations ("CLO") and other CDO are categorized as Level 3.

          CMBS; COMMERCIAL REAL ESTATE COLLATERALIZED DEBT OBLIGATIONS ("CRE CDO"): CRE CDO, which are reported as CMBS, and other CMBS, are either valued based on non-binding broker quotes or based on inputs including quoted prices for identical or similar assets in markets that exhibit less liquidity relative to those markets supporting Level 2 fair value measurements. Due to the reduced availability of actual market prices or relevant observable inputs as a result of the decrease in liquidity that has been experienced in the market for these securities, certain CMBS are categorized as Level 3.

     - OTHER INVESTMENTS: Interest rate caps are valued using valuation models that are widely accepted in the financial services industry. Inputs include non-market observable inputs such as volatility assumptions that are significant to the valuation of the instruments.

     - CONTRACTHOLDER FUNDS: Derivatives embedded in annuity contracts are valued internally using models widely accepted in the financial services industry that determine a single best estimate of fair value for the embedded derivatives within a block of contractholder liabilities. The models use stochastically determined cash flows based on the contractual elements of embedded derivatives and other applicable market data. These are categorized as Level 3 as a result of the significance of non-market observable inputs.

     - OTHER ASSETS: Includes a structured settlement annuity reinsurance agreement accounted for as a derivative instrument pursuant to the requirements of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS No. 133"). Valued internally utilizing a model that uses interest rate and volatility assumptions to generate stochastically determined cash flows. This item is categorized as Level 3 as a result of the significance of non-market observable inputs.

FINANCIAL ASSETS ON A NON-RECURRING BASIS

     Mortgage loans written-down to fair value in connection with recognizing other-than-temporary impairments are primarily valued using valuation models that are widely accepted in the financial services industry. Inputs include non-market observable inputs such as credit spreads. At December 31, 2008, mortgage loans with a fair value of $10.6 million were included in the fair value hierarchy in Level 3 since they were subject to remeasurement at fair value at December 31, 2008.

FAIR VALUE MEASUREMENT PRIOR TO ADOPTION OF SFAS NO. 157

     Prior to the adoption of SFAS No. 157 on January 1, 2008, the fair value of fixed income securities was based upon observable market quotations, other market observable data or was derived from such quotations and market observable data. The fair value of privately placed fixed income securities was generally based on widely accepted pricing valuation models, which were developed internally. The valuation models used security specific information such as the credit rating of the issuer, industry sector of the issuer, maturity, estimated duration, call provisions, sinking fund requirements, coupon rate, quoted market prices of comparable securities and estimated liquidity premiums to determine the overall spread for the specific security.

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NOTES TO FINANCIAL STATEMENTS

DERIVATIVE AND EMBEDDED DERIVATIVE FINANCIAL INSTRUMENTS

     Derivative financial instruments include interest rate swaps and caps, financial futures, foreign currency swaps, and re-investment related risk transfer reinsurance agreements with ALIC that meet the accounting definition of a derivative (see Note 5). Derivatives that are required to be separated from the host instrument and accounted for as derivative financial instruments ("subject to bifurcation") are embedded in certain reinsured variable annuity contracts (see Note 7).

     All derivatives are accounted for on a fair value basis and reported as other investments, other assets, other liabilities and accrued expenses or contractholder funds. Embedded derivative instruments subject to bifurcation are also accounted for on a fair value basis and are reported together with the host contract. The change in the fair value of derivatives embedded in liabilities and subject to bifurcation is reported in contract benefits. Cash flows from embedded derivatives requiring bifurcation and derivatives receiving hedge accounting are reported consistently with the host contracts and hedged risks, respectively, within the Statements of Cash Flows. Cash flows from other derivatives are reported in cash flows from investing activities within the Statements of Cash Flows.

     When derivatives meet specific criteria, they may be designated as accounting hedges and accounted for as fair value, cash flow, foreign currency fair value or foreign currency cash flow hedges. The hedged item may be either all or a specific portion of a recognized asset, liability or an unrecognized firm commitment attributable to a particular risk for the fair value hedges. At the inception of the hedge, the Company formally documents the hedging relationship and risk management objective and strategy. The documentation identifies the hedging instrument, the hedged item, the nature of the risk being hedged and the methodology used to assess the effectiveness of the hedging instrument in offsetting the exposure to changes in the hedged item's fair value attributable to the hedged risk. In the case of a cash flow hedge, this documentation includes the exposure to changes in the variability in cash flows attributable to the hedged risk. The Company does not exclude any component of the change in fair value of the hedging instrument from the effectiveness assessment. At each reporting date, the Company confirms that the hedging instrument continues to be highly effective in offsetting the hedged risk. Ineffectiveness in fair value hedges and cash flow hedges is reported in realized capital gains and losses. There was no hedge ineffectiveness in 2008, 2007 or 2006.

     CASH FLOW HEDGES The Company designates its foreign currency swap contracts as cash flow hedges when the hedging instrument is highly effective in offsetting the exposure of variations in cash flows for the hedged risk that could affect net income. The Company's cash flow exposure may be associated with an existing asset, liability, or a forecasted transaction. Anticipated transactions must be probable of occurrence and their significant terms and specific characteristics must be identified.

     For hedging instruments used in cash flow hedges, the changes in fair value of the derivatives representing the effective portion of the hedge are reported in accumulated other comprehensive income. Amounts are reclassified to net investment income or realized capital gains and losses as the hedged or forecasted transaction affects net income. Accrued periodic settlements on derivatives used in cash flow hedges are reported in net investment income. The amount reported in accumulated other comprehensive income for a hedged transaction is limited to the lesser of the cumulative gain or loss on the derivative less the amount reclassified to net income; or the cumulative gain or loss on the derivative needed to offset the cumulative change in the expected future cash flows on the hedged transaction from inception of the hedge less the derivative gain or loss previously reclassified from accumulated other comprehensive income to net income. If the Company expects at any time that the loss reported in accumulated other comprehensive income would lead to a net loss on the combination of the hedging instrument and the hedged transaction which may not be recoverable, a loss is recognized immediately in realized capital gains and losses. If an impairment loss is recognized on an asset or an additional obligation is incurred on a liability involved in a hedge transaction, any offsetting gain in accumulated other comprehensive income is reclassified and reported together with the impairment loss or recognition of the obligation.

     TERMINATION OF HEDGE ACCOUNTING If, subsequent to entering into a hedge transaction, the derivative becomes ineffective (including if the hedged item is sold or otherwise extinguished, the occurrence of a hedged or forecasted transaction is no longer probable, or the hedged asset becomes other-than-temporarily impaired), the Company may terminate the derivative position. The Company may also terminate derivative instruments or redesignate them as non-hedge as a result of other events or circumstances.

     When a derivative financial instrument used in a cash flow hedge of an existing asset or liability is no longer effective or is terminated, the gain or loss recognized on the derivative is reclassified from accumulated other comprehensive income to net income as the hedged risk impacts net income. If the derivative financial instrument is not terminated when a cash flow hedge is no longer effective, the future gains and losses recognized on the derivative are reported in realized capital gains and losses. When a derivative financial instrument used in a cash

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NOTES TO FINANCIAL STATEMENTS

flow hedge of a forecasted transaction is terminated because the forecasted transaction is no longer probable, the gain or loss recognized on the derivative is immediately reclassified from accumulated other comprehensive income to realized capital gains and losses in the period that hedge accounting is no longer applied. If a cash flow hedge is no longer effective, the gain or loss recognized on the derivative during the period the hedge was effective is reclassified from accumulated other comprehensive income to net income as the remaining hedged item affects net income.

     NON-HEDGE DERIVATIVE FINANCIAL INSTRUMENTS The Company also has certain derivatives that are used in interest rate risk management strategies for which hedge accounting is not applied. These derivatives consist of interest rate swaps and caps, financial futures, and re-investment related risk transfer reinsurance agreements with ALIC that meet the accounting definition of a derivative.

     Based upon the type of derivative instrument and strategy, the income statement effects of these derivatives are reported in a single line item with the results of the associated risk. Therefore, the derivatives' fair value gains and losses and accrued periodic settlements are recognized together in one of the following during the reporting period: realized capital gains and losses or contract benefits.

SECURITIES LOANED

     The Company's business activities include securities lending transactions, which are used primarily to generate net investment income. The proceeds received are reinvested in short-term investments or fixed income securities. These transactions are short-term in nature, usually 30 days or less.

     The Company receives collateral for securities loaned in an amount generally equal to 102% of the fair value of securities and records the related obligations to return the collateral in other liabilities and accrued expenses. The carrying value of these obligations approximates fair value because of their relatively short-term nature. The Company monitors the market value of securities loaned on a daily basis and obtains additional collateral as necessary under the terms of the agreements to mitigate counterparty credit risk. The Company maintains the right and ability to redeem the securities loaned on short notice. Substantially all of the Company's securities loaned are placed with large banks.

RECOGNITION OF PREMIUM REVENUES AND CONTRACT CHARGES, AND RELATED BENEFITS AND INTEREST CREDITED

     Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products. Premiums from these products are recognized as revenue when due from policyholders. Benefits are reflected in contract benefits and recognized in relation to premiums, so that profits are recognized over the life of the policy.

     Immediate annuities with life contingencies, including certain structured settlement annuities, provide insurance protection over a period that extends beyond the period during which premiums are collected. Premiums from these products are recognized as revenue when received at the inception of the contract. Benefits and expenses are recognized in relation to premiums. Profits from these policies come from investment income, which is recognized over the life of the contract.

     Interest-sensitive life contracts, such as universal life and single premium life, are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and contract charges assessed against the contractholder account balance. Premiums from these contracts are reported as contractholder fund deposits. Contract charges consist of fees assessed against the contractholder account balance for the cost of insurance (mortality risk), contract administration and early surrender. These contract charges are recognized as revenues when assessed against the contractholder account balance. Contract benefits include life-contingent benefit payments in excess of the contractholder account balance.

     Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed annuities, including market value adjusted annuities and immediate annuities without life contingencies, are considered investment contracts. Consideration received for such contracts is reported as contractholder fund deposits. Contract charges for investment contracts consist of fees assessed against the contractholder account balance for maintenance, administration, and surrender of the contract prior to contractually specified dates, and are recognized when assessed against the contractholder account balance.

     Interest credited to contractholder funds represents interest accrued or paid on interest-sensitive life contracts and investment contracts. Crediting rates for certain fixed annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions subject to contractually guaranteed minimum rates.

NOTES TO FINANCIAL STATEMENTS

Interest credited also includes amortization of DSI expenses. DSI is amortized into interest credited using the same method used to amortize DAC.

     Contract charges for variable life and variable annuity products consist of fees assessed against the contractholder account values for contract maintenance, administration, mortality, expense and early surrender. Contract benefits incurred include guaranteed minimum death, income, withdrawal and accumulation benefits. Subsequent to the Company's disposal of all of its variable annuity business through reinsurance agreements with Prudential in 2006 (see Note 3), the contract charges and contract benefits related thereto are reported net of reinsurance ceded.

DEFERRED POLICY ACQUISITION AND SALES INDUCEMENT COSTS

     Costs that vary with and are primarily related to acquiring life insurance and investment contracts are deferred and recorded as DAC. These costs are principally agents' and brokers' remuneration and certain underwriting costs. DSI costs, which are deferred and recorded as other assets, relate to sales inducements offered on sales to new customers, principally on annuities and primarily in the form of additional credits to the customer's account value or enhancements to interest credited for a specified period, which are in excess of the rates currently being credited to similar contracts without sales inducements. All other acquisition costs are expensed as incurred and included in operating costs and expenses on the Statements of Operations and Comprehensive Income. Future investment income is considered in determining the recoverability of DAC. Amortization of DAC is included in amortization of deferred policy acquisition costs on the Statements of Operations and Comprehensive Income and is described in more detail below. DSI is amortized to income using the same methodology and assumptions as DAC and is included in interest credited to contractholder funds on the Statements of Operations and Comprehensive Income. DAC and DSI are periodically reviewed for recoverability and adjusted if necessary.

     For traditional life insurance, DAC is amortized over the premium paying period of the related policies in proportion to the estimated revenues on such business. Assumptions used in amortization of DAC and reserve calculations are established at the time the policy is issued and are generally not revised during the life of the policy. Any deviations from projected business in force resulting from actual policy terminations differing from expected levels and any estimated premium deficiencies may result in a change to the rate of amortization in the period such events occur. Generally, the amortization period for these policies approximates the estimated lives of the policies.

     For interest-sensitive life, annuities and other investment contracts, DAC and DSI are amortized in proportion to the incidence of the total present value of gross profits, which includes both actual historical gross profits ("AGP") and estimated future gross profits ("EGP") expected to be earned over the estimated lives of the contracts. The amortization is net of interest on the prior period DAC balance and uses rates established at the inception of the contracts. Actual amortization periods generally range from 15-30 years; however, incorporating estimates of customer surrender rates, partial withdrawals and deaths generally result in the majority of DAC being amortized over the surrender charge period. The rate of amortization during this term is matched to the recognition pattern of total gross profits.

     AGP and EGP consists primarily of the following components: contract charges for the cost of insurance less mortality costs and other benefits; investment income and realized capital gains and losses less interest credited; and surrender and other contract charges less maintenance expenses. The principal assumptions for determining the amount of EGP are investment returns, including capital gains and losses on assets supporting contract liabilities, interest crediting rates to contractholders, the effect of persistency, mortality, expenses and hedges, if applicable.

     Changes in the amount or timing of EGP result in adjustments to the cumulative amortization of DAC and DSI. All such adjustments are reflected in the current results of operations.

     The Company performs quarterly reviews of DAC and DSI recoverability for interest-sensitive life, annuities and other investment contracts in the aggregate using current assumptions. If a change in the amount of EGP is significant, it could result in the unamortized DAC and DSI not being recoverable, resulting in a charge which is included as a component of amortization of deferred policy acquisition costs or interest credited to contractholder funds, respectively, on the Statements of Operations and Comprehensive Income.

     Any amortization of DAC or DSI that would result from changes in unrealized capital gains or losses had those gains or losses actually been realized during the reporting period is recorded net of tax in other comprehensive income. Recapitalization of DAC and DSI is limited to the originally deferred costs plus interest.

     Customers of the Company may exchange one insurance policy or investment contract for another offered by the Company, or make modifications to an existing life or investment contract issued by the Company. These transactions are identified as internal replacements for accounting purposes. Internal replacement transactions that are determined to result in replacement contracts that are substantially unchanged from the replaced contracts are accounted for as continuations of the replaced contracts. Unamortized DAC and DSI related to the replaced contract

NOTES TO FINANCIAL STATEMENTS

continue to be deferred and amortized in connection with the replacement contract. For interest-sensitive life insurance and investment contracts, the EGP of the replacement contract is treated as a revision to the EGP of the replaced contract in the determination of amortization of DAC and DSI. For traditional life policies, any changes to unamortized DAC and benefit reserves that result from the replacement contract are treated as prospective revisions. Any costs associated with the issuance of the replacement contract are characterized as maintenance costs and expensed as incurred.

     Internal replacement transactions that are determined to result in a substantial change to the replaced contracts are accounted for as an extinguishment of the replaced contracts, and any unamortized DAC and DSI related to the replaced contracts are eliminated with a corresponding charge to the Statements of Operations and Comprehensive Income.

REINSURANCE

     In the normal course of business, the Company seeks to limit aggregate and single exposure to losses on large risks by purchasing reinsurance (see Note 9). The Company has also used reinsurance to effect the disposition of its variable annuity business (see Note 3). The amounts reported in the Statements of Financial Position as reinsurance recoverables include amounts billed to reinsurers on losses paid as well as estimates of amounts expected to be recovered from reinsurers on insurance liabilities and contractholder funds that have not yet been paid. Reinsurance recoverables on unpaid losses are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Insurance liabilities are reported gross of reinsurance recoverables. Reinsurance premiums are generally reflected in income in a manner consistent with the recognition of premiums on the reinsured contracts. Reinsurance does not extinguish the Company's primary liability under the policies written. Therefore, the Company regularly evaluates the financial condition of its reinsurers and establishes allowances for uncollectible reinsurance recoverables as appropriate.

     The Company has a reinsurance treaty with ALIC through which it cedes primarily re-investment related risk on its structured settlement annuities. The terms of the treaty meet the accounting definition of a derivative under SFAS No. 133. Accordingly, the treaty is recorded in the Statement of Financial Position at fair value. Changes in the fair value of the treaty and premiums paid to ALIC are recognized in realized capital gains and losses (see Note 5).

     Prior to the Company's disposition of the variable annuity business through reinsurance with Prudential effective June 1, 2006 (see Note 3), the Company had a reinsurance treaty through which it ceded contract benefits on its guaranteed minimum accumulation benefits ("GMABs"), guaranteed minimum withdrawal benefits ("GMWBs") and certain guaranteed minimum death benefits ("GMDBs") to ALIC. The terms of the treaty met the accounting definition of a derivative under SFAS No.
133. Accordingly, the treaty was recorded in the Statement of Financial Position at fair value. Changes in the fair value of the treaty were recognized in contract benefits. The reinsurance treaty was recaptured in 2006 (see Note 5).

INCOME TAXES

     The income tax provision is calculated under the liability method. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. The principal assets and liabilities giving rise to such differences are unrealized capital gains and losses on fixed income securities, differences in tax bases of investments, insurance reserves and DAC. A deferred tax asset valuation allowance is established when there is uncertainty that such assets would be realized.

RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS

     The reserve for life-contingent contract benefits payable under insurance policies, including traditional life insurance, life-contingent immediate annuities and voluntary health products, is computed on the basis of long-term actuarial assumptions as to future investment yields, mortality, morbidity, policy terminations and expenses (see Note 8). These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by such characteristics as type of coverage, year of issue and policy duration. To the extent that unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, the related increase in reserves for certain immediate annuities with life contingencies is recorded net of tax as a reduction of the unrealized net capital gains included in accumulated other comprehensive income.

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NOTES TO FINANCIAL STATEMENTS

CONTRACTHOLDER FUNDS

     Contractholder funds represent interest-bearing liabilities arising from the sale of products, such as interest-sensitive life and fixed annuities, and variable annuity and life deposits allocated to fixed accounts. Contractholder funds are comprised primarily of deposits received and interest credited to the benefit of the contractholder less surrenders and withdrawals, mortality charges and administrative expenses (see Note 8). Contractholder funds also include reserves for certain guarantees on reinsured variable annuity contracts.

SEPARATE ACCOUNTS

     Separate accounts assets are carried at fair value. The assets of the separate accounts are legally segregated and available only to settle separate account contract obligations. Separate accounts liabilities represent the contractholders' claims to the related assets and are carried at an amount equal to the separate account assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contractholders and therefore, are not included in the Company's Statements of Operations and Comprehensive Income. Deposits to and surrenders and withdrawals from the separate accounts are reflected in separate accounts liabilities and are not included in cash flows.

     Absent any contract provision wherein the Company provides a guarantee, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts' funds may not meet their stated investment objectives. All of the Company's variable annuity business was reinsured to Prudential in 2006.

OFF-BALANCE-SHEET FINANCIAL INSTRUMENTS

     Commitments to purchase private placement securities and fund mortgage loans have off-balance-sheet risk because their contractual amounts are not recorded in the Company's Statements of Financial Position (see Note 7).

ADOPTED ACCOUNTING STANDARDS

SFAS NO. 157, FAIR VALUE MEASUREMENTS ("SFAS NO. 157")

     In September 2006, the Financial Accounting Standards Board ("FASB") issued SFAS No. 157, which redefines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. SFAS No. 157 establishes a three-level hierarchy for fair value measurements based upon the nature of the inputs to the valuation of an asset or liability. SFAS No. 157 applies where other accounting pronouncements require or permit fair value measurements. In February 2008, the FASB issued FASB Staff Position No. 157-2, "Effective Date of FASB Statement No. 157" ("FSP FAS 157-2"), which permits the deferral of the effective date of SFAS No. 157 to fiscal years beginning after November 15, 2008 for all non-financial assets and liabilities, except those that are recognized or disclosed at fair value in the financial statements on a recurring basis. The Company adopted the provisions of SFAS No. 157 for financial assets and liabilities recognized or disclosed at fair value on a recurring and non-recurring basis as of January 1, 2008. Consistent with the provisions of FSP FAS 157-2, the Company decided to defer the adoption of SFAS No. 157 for non-financial assets and liabilities measured at fair value on a non-recurring basis until January 1, 2009. In October 2008, the FASB issued FASB Staff Position No. FAS 157-3, "Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active" ("FSP FAS 157-3"), which clarifies the application of SFAS 157 in a market that is not active. The Company adopted the provisions of FSP FAS 157-3 as of September 30, 2008. The adoption of SFAS No. 157 and FSP FAS 157-3 did not have a material effect on the Company's results of operations or financial position (see Note
7).

SFAS NO. 159, THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL
   LIABILITIES - INCLUDING AN AMENDMENT OF FASB STATEMENT NO. 115 ("SFAS NO.
   159")

     In February 2007, the FASB issued SFAS No. 159 which provides reporting entities, on an ongoing basis, an option to report selected financial assets, including investment securities, and financial liabilities, including most insurance contracts, at fair value through earnings. SFAS No. 159 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement alternatives for similar types of financial assets and liabilities. The standard also requires additional information to aid financial statement users' understanding of the impacts of a reporting entity's decision to use fair value on its earnings and requires entities to display, on the face of the statement of financial position, the fair value of those assets and liabilities for which the reporting entity has chosen to measure at fair value. SFAS No. 159 was effective as of the

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NOTES TO FINANCIAL STATEMENTS

beginning of a reporting entity's first fiscal year beginning after November 15, 2007. The Company did not apply the fair value option to any existing financial assets or liabilities as of January 1, 2008 and did not elect to apply the option prospectively to any financial assets or liabilities acquired during 2008. Consequently, the adoption of SFAS No. 159 had no impact on the Company's results of operations or financial position.

FASB STAFF POSITION NO. FIN 39-1, AMENDMENT OF FASB INTERPRETATION NO. 39 ("FSP
   FIN 39-1")

     In April 2007, the FASB issued FSP FIN 39-1, which amends FASB Interpretation No. 39, "Offsetting of Amounts Related to Certain Contracts". FSP FIN 39-1 replaces the terms "conditional contracts" and "exchange contracts" with the term "derivative instruments" and requires a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral or the obligation to return cash collateral against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset in the statement of financial position. FSP FIN 39-1 was effective for fiscal years beginning after November 15, 2007, with early adoption permitted. The adoption of FSP FIN 39-1 did not have a material impact on the Company's results of operations or financial position.

STATEMENT OF POSITION 05-1, ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED
   ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS ("SOP 05-1")

     In October 2005, the American Institute of Certified Public Accountants ("AICPA") issued SOP 05-1. SOP 05-1 provides accounting guidance for DAC associated with internal replacements of insurance and investment contracts other than those already described in SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments". SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights or coverages that occurs through the exchange of an existing contract for a new contract, or by amendment, endorsement or rider to an existing contract, or by the election of a feature or coverage within an existing contract. The Company adopted the provisions of SOP 05-1 on January 1, 2007 for internal replacements occurring in fiscal years beginning after December 15, 2006. The adoption resulted in a $1.2 million after-tax reduction to retained income to reflect the impact on EGP from the changes in accounting for certain costs associated with contract continuations that no longer qualify for deferral under SOP 05-1 and a reduction of DAC and DSI balances of $1.8 million pre-tax as of January 1, 2007.

SFAS NO. 155, ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS - AN AMENDMENT
   OF FASB STATEMENTS NO. 133 AND 140 ("SFAS NO. 155")

     In February 2006, the FASB issued SFAS No. 155, which permits the fair value remeasurement at the date of adoption of any hybrid financial instrument containing an embedded derivative that otherwise would require bifurcation under paragraph 12 or 13 of SFAS No. 133; clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133; establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or hybrid financial instruments that contain embedded derivatives requiring bifurcation; and clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives. The Company adopted the provisions of SFAS No. 155 on January 1, 2007, which were effective for all financial instruments acquired, issued or subject to a remeasurement event occurring after the beginning of the first fiscal year beginning after September 15, 2006. The Company elected not to remeasure existing hybrid financial instruments that contained embedded derivatives requiring bifurcation at the date of adoption pursuant to paragraph 12 or 13 of SFAS No. 133. The adoption of SFAS No. 155 did not have a material effect on the results of operations or financial position of the Company.

FASB INTERPRETATION NO. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES - AN
   INTERPRETATION OF FASB STATEMENT NO. 109 AND FASB STAFF POSITION NO. FIN 48-1, DEFINITION OF SETTLEMENT IN FASB INTERPRETATION NO. 48 (COLLECTIVELY "FIN 48")

     The FASB issued the interpretation in July 2006 and the staff position in May 2007. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an entity's financial statements in accordance with SFAS No. 109, "Accounting for Income Taxes". FIN 48 requires an entity to recognize the tax benefit of uncertain tax positions only when it is more likely than not, based on the position's technical merits, that the position would be sustained upon examination by the respective taxing authorities. The tax benefit is measured as the largest benefit that is more than fifty-percent likely of being realized upon final settlement with the respective taxing authorities. On January 1, 2007, the Company adopted the provisions of FIN 48, which were effective for fiscal years beginning

NOTES TO FINANCIAL STATEMENTS

after December 15, 2006. No cumulative effect of a change in accounting principle or adjustment to the liability for unrecognized tax benefits was recognized as a result of the adoption of FIN 48. Accordingly, the adoption of FIN 48 did not have an effect on the results of operations or financial position of the Company (see Note 12).

SEC STAFF ACCOUNTING BULLETIN NO. 108, CONSIDERING THE EFFECTS OF PRIOR YEAR
   MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS ("SAB 108")

     In September 2006, the SEC issued SAB 108 to eliminate the diversity of practice in the way misstatements are quantified for purposes of assessing their materiality in the financial statements. SAB 108 was intended to eliminate the potential build up of improper amounts on the balance sheet due to the limitations of certain methods of assessing materiality previously utilized by some reporting entities. SAB 108 establishes a single quantification framework wherein the significance determination is based on the effects of the misstatements on each of the financial statements as well as the related financial statement disclosures. On December 31, 2006, the Company adopted the provisions of SAB 108 which were effective for the first fiscal year ending after November 15, 2006. The adoption of SAB 108 did not have any effect on the results of operations or financial position of the Company.

FASB STAFF POSITION NO. FAS 115-1/124-1, THE MEANING OF OTHER-THAN-TEMPORARY
   IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS ("FSP FAS 115-1/124-1")

     FSP FAS 115-1/124.1 nullifies the guidance in paragraphs 10-18 of Emerging Issues Task Force Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" and references existing other-than-temporary impairment guidance. FSP FAS 115-1/124-1 clarifies that an investor should recognize an impairment loss no later than when the impairment is deemed other-than-temporary, even if a decision to sell the security has not been made, and also provides guidance on the subsequent income recognition for impaired debt securities. The Company adopted FSP FAS 115-1/124-1 as of January 1, 2006 on a prospective basis. The effects of adoption did not have a material effect on the results of operations or financial position of the Company.

SFAS NO. 154, ACCOUNTING CHANGES AND ERROR CORRECTIONS - A REPLACEMENT OF APB
   OPINION NO.20 AND FASB STATEMENT NO. 3 ("SFAS NO. 154")

     SFAS No. 154 replaced Accounting Principles Board ("APB") Opinion No. 20, "Accounting Changes", and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements". SFAS No. 154 requires retrospective application to prior periods' financial statements for changes in accounting principle, unless determination of either the period specific effects or the cumulative effect of the change is impracticable or otherwise not required. The Company adopted SFAS No. 154 on January 1, 2006. The adoption of SFAS No. 154 did not have any effect on the results of operations or financial position of the Company.

FSP NO. FAS 133-1 AND FIN 45-4, DISCLOSURES ABOUT CREDIT DERIVATIVES AND CERTAIN
   GUARANTEES: AN AMENDMENT OF FASB STATEMENT NO. 133 AND FASB INTERPRETATION NO. 45; AND CLARIFICATION OF THE EFFECTIVE DATE OF FASB STATEMENT NO. 161 ("FSP FAS 133-1 AND FIN 45-4")

     In September 2008, the FASB issued FSP FAS 133-1 and FIN 45-4, which amends SFAS No. 133 "Accounting for Derivative Instruments and Hedging Activities" ("SFAS No. 133"), and FIN 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" ("FIN 45"), to both enhance and synchronize the disclosure requirements of the two statements with respect to the potential for adverse effects of changes in credit risk on the financial statements of the sellers of credit derivatives and certain guarantees. SFAS No. 133 was amended to require disclosures by sellers of credit derivatives, including credit derivatives embedded in a hybrid instrument. FIN 45 was amended to require an additional disclosure about the current status of the payment/performance risk of a guarantee. The FSP clarifies the FASB's intent that the disclosures required by SFAS No. 161 should be provided for any reporting period (annual or quarterly interim) beginning after November 15, 2008. The provisions of this FASB staff position that amend SFAS No. 133 and FIN 45 are effective for reporting periods ending after November 15, 2008, and the provisions that clarify the effective date SFAS No. 161 are effective upon the adoption of that statement; therefore, the disclosure requirements, which have no impact to the Company's results of operations or financial position, were adopted at December 31, 2008.

FSP NO. EITF 99-20-1, AMENDMENTS TO THE IMPAIRMENT GUIDANCE OF EITF ISSUE NO.
   99-20 ("FSP EITF 99-20-1")

     In January 2009, the FASB issued FSP EITF 99-20-1, which amends FASB Emerging Issues Task Force ("EITF") No. 99-20 "Recognition of Interest Income and Impairment on Purchased Beneficial Interest and

NOTES TO FINANCIAL STATEMENTS

Beneficial Interests That Continue to Be Held by a Transferor or in Securitized Financial Assets," ("EITF 99-20"), to align the impairment guidance in EITF 99-20 with the impairment guidance and related implementation guidance in SFAS No. 115 "Accounting for Certain Investments in Debt and Equity Securities". The provisions of this FASB staff position are effective for reporting periods ending after December 15, 2008. The adoption of FSP EITF 99-20-1 did not have a material effect on the results of operations or financial position of the Company.

PENDING ACCOUNTING STANDARD

SFAS NO. 161, DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -
   AN AMENDMENT OF FASB STATEMENT NO. 133 ("SFAS NO. 161")

     In March 2008, the FASB issued SFAS No. 161, which amends and expands the disclosure requirements for derivatives currently accounted for in accordance with SFAS No. 133. The new disclosures are designed to enhance the understanding of how and why an entity uses derivative instruments and how derivative instruments affect an entity's financial position, results of operations, and cash flows. The standard requires, on a quarterly basis, quantitative disclosures about the potential cash outflows associated with the triggering of credit-related contingent features, if any; tabular disclosures about the classification and fair value amounts of derivative instruments reported in the statement of financial position; disclosure of the location and amount of gains and losses on derivative instruments reported in the statement of operations; and qualitative information about how and why an entity uses derivative instruments and how derivative instruments and related hedged items affect the entity's financial statements. SFAS No. 161 is effective for fiscal periods beginning after November 15, 2008, and is to be applied on a prospective basis only. SFAS No. 161 affects disclosures and therefore will not impact the Company's results of operations or financial position.

3.   DISPOSITION

VARIABLE ANNUITY BUSINESS

     On June 1, 2006, in accordance with the terms of the definitive Master Transaction Agreement and related agreements (collectively the "Agreement") the Company, its parent ALIC and the Corporation completed the disposal through reinsurance of all of the Company's variable annuity business to Prudential Financial, Inc. and its subsidiary, The Prudential Insurance Company of America (collectively "Prudential"). For the Company, this disposal achieved the economic benefit of transferring to Prudential the future rights and obligations associated with this business.

     The disposal was effected through reinsurance agreements (the "Reinsurance Agreements") which include both coinsurance and modified coinsurance provisions. Coinsurance and modified coinsurance provisions are commonly used in the reinsurance of variable annuities because variable annuities generally include both separate account and general account liabilities. When contractholders make a variable annuity deposit, they must choose how to allocate their account balances between a selection of variable-return mutual funds that must be held in a separate account and fixed-return funds held in the Company's general account. In addition, variable annuity contracts include various benefit guarantees that are general account obligations of the Company. The Reinsurance Agreements do not extinguish the Company's primary liability under the variable annuity contracts.

     Variable annuity balances invested in variable-return mutual funds are held in separate accounts, which are legally segregated assets and available only to settle separate account contract obligations. Because the separate account assets must remain with the Company under insurance regulations, modified coinsurance is typically used when parties wish to transfer future economic benefits of such business. Under the modified coinsurance provisions, the separate account assets remain on the Company's Statements of Financial Position, but the related results of operations are fully reinsured and presented net of reinsurance on the Statements of Operations and Comprehensive Income.

     The coinsurance provisions of the Reinsurance Agreements were used to transfer the future rights and obligations related to fixed-return fund options and benefit guarantees. $440.0 million of assets supporting general account liabilities have been transferred to Prudential, net of consideration, under the coinsurance reinsurance provisions as of the transaction closing date. General account liabilities of $335.8 million and $353.9 million as of December 31, 2008 and 2007, respectively, however, remain on the Statements of Financial Position with a corresponding reinsurance recoverable.

     For purposes of presentation in the Statements of Cash Flows, the Company treated the reinsurance of its variable annuity business to Prudential as a disposition of operations, consistent with the substance of the transaction

NOTES TO FINANCIAL STATEMENTS

which was the disposition of a block of business accomplished through reinsurance. Accordingly, the net consideration transferred to Prudential of $388.4 million (computed as $440.0 million of general account insurance liabilities transferred to Prudential on the closing date less consideration of $51.6 million) and the costs of executing the transaction of $1.2 million, pre-tax, were classified as a disposition of operations in the cash flows from investing activities section of the Statements of Cash Flows.

     Under the Agreement, the Company, ALIC and the Corporation have indemnified Prudential for certain pre-closing contingent liabilities (including extra-contractual liabilities of the Company and ALIC and liabilities specifically excluded from the transaction) that the Company and ALIC have agreed to retain. In addition, the Company, ALIC and the Corporation will each indemnify Prudential for certain post-closing liabilities that may arise from the acts of the Company, ALIC and their agents, including in connection with the Company's and ALIC's provision of transition services. The Reinsurance Agreements contain no limits or indemnifications with regard to insurance risk transfer, and transferred all of the future risks and responsibilities for performance on the underlying variable annuity contracts to Prudential, including those related to benefit guarantees, in accordance with the provisions of SFAS No. 113 "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts".

     The terms of the Agreement give Prudential the right to be the exclusive provider of its variable annuity products through the Allstate proprietary agency force for three years and a non-exclusive preferred provider for the following two years. During a transition period, which ended May 2008, the Company and ALIC continued to issue new variable annuity contracts, accept additional deposits on existing business from existing contractholders on behalf of Prudential and service the reinsured business while Prudential prepared for the migration of the business onto its servicing platform.

     Pursuant to the Agreement, the consideration was $51.6 million. The disposal resulted in a reinsurance loss of $9.1 million, pre-tax. This reinsurance loss and other transactional expenses incurred were included as a component of loss on disposition of operations on the Statements of Operations and Comprehensive Income and amounted to $10.6 million, pre-tax. DAC and DSI were reduced by $79.7 million and $6.2 million, respectively, as of the effective date of the transaction for balances related to the variable annuity business subject to the Reinsurance Agreements.

     The separate account balances related to the modified coinsurance reinsurance were $530.2 million and $944.2 billion as of December 31, 2008 and 2007, respectively. Separate account balances totaling approximately $3.6 million and $4.1 million at December 31, 2008 and 2007, respectively, related to the variable life business retained by the Company. In the five months of 2006 prior to its disposition, the Company's variable annuity business generated approximately $7.5 million in contract charges.

4.   SUPPLEMENTAL CASH FLOW INFORMATION

     Non-cash investment exchanges and modifications, which reflect refinancings of fixed income securities, totaled $162 thousand and $5.8 million for the years ended December 31, 2007 and 2006, respectively. There were no non-cash investment exchanges or modifications in 2008.

     Liabilities for collateral received in conjunction with the Company's securities lending business activities were $117.3 million, $198.1 million and $199.5 million at December 31, 2008, 2007 and 2006, respectively, and are reported in other liabilities and accrued expenses in the Statements of Financial Position.

NOTES TO FINANCIAL STATEMENTS

     The accompanying cash flows are included in cash flows from operating activities in the Statements of Cash Flows along with the activities resulting from management of the proceeds, which for the years ended December 31 are as follows:

($ IN THOUSANDS)                                                              2008            2007            2006
                                                                         --------------  --------------  -------------
NET CHANGE IN PROCEEDS MANAGED
Net change in fixed income securities                                   $       36,778  $      (73,464) $     (10,816)
Net change in short-term investments                                            44,063          74,812        (39,205)
                                                                         --------------  --------------  -------------
   Operating cash flow provided (used)                                  $       80,841  $        1,348  $     (50,021)
                                                                         ==============  ==============  =============

NET CHANGE IN LIABILITIES
Liabilities for collateral and security repurchase, beginning of year   $     (198,138) $     (199,486) $    (149,465)
Liabilities for collateral and security repurchase, end of year               (117,297)       (198,138)      (199,486)
                                                                         --------------  --------------  -------------
   Operating cash flow (used) provided                                  $      (80,841) $       (1,348) $      50,021
                                                                         ==============  ==============  =============

5.   RELATED PARTY TRANSACTIONS

BUSINESS OPERATIONS

     The Company uses services performed by its affiliates, AIC, ALIC and Allstate Investments LLC, and business facilities owned or leased and operated by AIC in conducting its business activities. In addition, the Company shares the services of employees with AIC. The Company reimburses its affiliates for the operating expenses incurred on behalf of the Company. The Company is charged for the cost of these operating expenses based on the level of services provided. Operating expenses, including compensation, retirement and other benefit programs (see Note 14), allocated to the Company were $54.3 million, $54.5 million and $53.7 million in 2008, 2007 and 2006, respectively. A portion of these expenses relate to the acquisition of business, which are deferred and amortized into income as described in Note 2.

STRUCTURED SETTLEMENT ANNUITIES

     The Company issued $12.9 million, $12.7 million and $15.0 million of structured settlement annuities, a type of immediate annuity, in 2008, 2007 and 2006, respectively, at prices based upon interest rates in effect at the time of purchase, to fund structured settlements in matters involving AIC. Of these amounts, $866 thousand, $1.5 million and $1.5 million relate to structured settlement annuities with life contingencies and are included in premium income for 2008, 2007 and 2006, respectively.

     In most cases, these annuities were issued under a "qualified assignment," whereby prior to July 1, 2001 Allstate Settlement Corporation ("ASC"), and on and subsequent to July 1, 2001 Allstate Assignment Corporation ("AAC"), both wholly owned subsidiaries of ALIC, purchased annuities from the Company and assumed AIC's obligation to make future payments.

     Reserves recorded by the Company for annuities issued to ASC and AAC, including annuities to fund structured settlements in matters involving AIC, were $1.97 billion and $1.93 billion at December 31, 2008 and 2007, respectively.

BROKER/DEALER AGREEMENTS

     The Company has a service agreement with Allstate Distributors, L.L.C. ("ADLLC"), a broker-dealer company owned by ALIC, whereby ADLLC promotes and markets the fixed and variable annuities sold by the Company to unaffiliated financial services firms. In addition, ADLLC also acts as the underwriter of variable annuities sold by the Company. In return for these services, the Company recorded commission expense of $4.1 million, $4.0 million and $6.0 million for the years ended December 31, 2008, 2007 and 2006, respectively.

     The Company receives distribution services from Allstate Financial Services, LLC ("AFS"), an affiliated broker-dealer company, for certain variable annuity and variable life insurance contracts sold by Allstate exclusive agencies. For these services, the Company incurred $838 thousand, $971 thousand and $1.4 million of commission and other distribution expenses for the years ended December 31, 2008, 2007 and 2006, respectively.

NOTES TO FINANCIAL STATEMENTS

REINSURANCE TRANSACTIONS

     The Company has reinsurance agreements with unaffiliated reinsurers and ALIC in order to limit aggregate and single exposure on large risks. A portion of the Company's premiums and policy benefits are ceded to ALIC and reflected net of such reinsurance in the Statements of Operations and Comprehensive Income. Reinsurance recoverables and the related reserve for life-contingent contract benefits and contractholder funds are reported separately in the Statements of Financial Position. The Company continues to have primary liability as the direct insurer for risks reinsured (see Note 9).

     In 2008, additional expenses were recorded relating to a rescission of reinsurance coverage due to the nonpayment of premium for certain traditional and interest-sensitive life insurance policies reinsured to ALIC in accordance with an agreement between the Company and ALIC (the "rescission"). The rescission resulted in a reduction to 2008 net income of $4.1 million, which included contract benefits of $7.1 million, accretion of DAC of $876 thousand and an income tax benefit of $2.2 million. The Company paid $8.7 million to ALIC in order to return amounts previously received from ALIC for ceded contract benefits on policies subject to the rescission of coverage.

     The Company has a reinsurance treaty through which it primarily cedes re-investment related risk on its structured settlement annuities to ALIC. Under the terms of the treaty, the Company pays a premium to ALIC that varies with the aggregate structured settlement annuity statutory reserve balance. In return, ALIC guarantees that the yield on the portion of the Company's investment portfolio that supports structured settlement annuity liabilities will not fall below contractually determined rates. The Company ceded premium related to structured settlement annuities to ALIC of $3.3 million, $3.2 million and $3.0 million for the years ended December 31, 2008, 2007 and 2006, respectively. At December 31, 2008 and 2007, the carrying value of the structured settlement reinsurance treaty was $(1.8) million and $(1.7) million, respectively, which is recorded in other assets. The premiums ceded and changes in the fair value of the reinsurance treaty are reflected as a component of realized capital gains and losses on the Statements of Operations and Comprehensive Income as the treaty is recorded as a derivative instrument pursuant to the requirements of SFAS No. 133.

     Prior to the Company's disposition of the variable annuity business through reinsurance with Prudential effective June 1, 2006 (see Note 3), the Company had a reinsurance treaty through which it ceded contract benefits on its GMABs, GMWBs and certain GMDBs to ALIC. The reinsurance treaty was recaptured in 2006 and, in accordance therewith, the Company received cash in excess of the liabilities subject to the treaty resulting in a pre-tax gain of $3.3 million. The after-tax gain of $2.2 million was recorded as an adjustment to retained income since the transaction was between affiliates under common control.

INTERCOMPANY LOAN AGREEMENT

     The Company has an intercompany loan agreement with the Corporation. The amount of intercompany loans available to the Company is at the discretion of the Corporation. The maximum amount of loans the Corporation will have outstanding to all its eligible subsidiaries at any given point in time is limited to $1.00 billion. The Company had no amounts outstanding under the intercompany loan agreement at December 31, 2008 and 2007. The Corporation may use commercial paper borrowings, bank lines of credit and repurchase agreements to fund intercompany borrowings.

INVESTMENT PURCHASES

     In September 2008, the Company purchased investments from its parent ALIC. The Company paid $199.1 million in cash for the investments, which included fixed income securities with a fair value on the date of sale of $197.5 million and $1.6 million of accrued investment income. Since the transaction was between affiliates under common control, the fixed income securities were recorded at the amortized cost basis on the date of sale of $200.8 million. The difference between the fair value and the amortized cost basis of these investments on the date of sale was recorded as an increase to retained income of $2.1 million after-tax ($3.3 million pre-tax).

INCOME TAXES

     The Company is a party to a federal income tax allocation agreement with the Corporation (see Note 12).

NOTES TO FINANCIAL STATEMENTS

6.   INVESTMENTS

FAIR VALUES

     The amortized cost, gross unrealized gains and losses, and fair value for fixed income securities are as follows:

                                                                          GROSS UNREALIZED
                                                   AMORTIZED      --------------------------------         FAIR
($ IN THOUSANDS)                                      COST            GAINS             LOSSES             VALUE
                                                 -------------    --------------    --------------    --------------
AT DECEMBER 31, 2008
U.S. government and agencies                    $     676,655    $      241,196    $         (120)   $      917,731
Municipal                                             462,664             4,442           (81,725)          385,381
Corporate                                           3,158,588            55,307          (326,758)        2,887,137
Foreign government                                    262,307           109,235                --           371,542
Mortgage-backed securities                            398,178             9,387           (11,388)          396,177
Commercial mortgage-backed securities                 721,707                --          (252,839)          468,868
Asset-backed securities                                87,062               566           (23,558)           64,070
Redeemable preferred stock                              9,290                --            (3,831)            5,459
                                                 -------------    --------------    --------------    --------------
     Total fixed income securities              $   5,776,451    $      420,133    $     (700,219)   $    5,496,365
                                                 =============    ==============    ==============    ==============

AT DECEMBER 31, 2007
U.S. government and agencies                    $     576,892    $      220,299    $           --    $      797,191
Municipal                                             421,755            14,814            (3,262)          433,307
Corporate                                           3,314,945           116,575           (52,709)        3,378,811
Foreign government                                    259,851            73,689                --           333,540
Mortgage-backed securities                            419,730             4,399            (4,512)          419,617
Commercial mortgage-backed securities                 811,191             6,803           (26,053)          791,941
Asset-backed securities                               115,203               485            (8,811)          106,877
Redeemable preferred stock                              9,332               512                --             9,844
                                                 -------------    --------------    --------------    --------------
     Total fixed income securities              $   5,928,899    $      437,576    $      (95,347)   $    6,271,128
                                                 =============    ==============    ==============    ==============

SCHEDULED MATURITIES

The scheduled maturities for fixed income securities are as follows at December 31, 2008:

                                                                     AMORTIZED            FAIR
($ IN THOUSANDS)                                                       COST               VALUE
                                                                 ----------------    ----------------
Due in one year or less                                         $        194,119    $        194,006
Due after one year through two years                                     207,088             201,138
Due after two years through three years                                  280,150             271,386
Due after three years through four years                                 477,648             466,419
Due after four years through five years                                  320,242             311,017
Due after five years through ten years                                 1,349,651           1,444,938
Due after ten years                                                    2,462,313           2,147,214
                                                                 ----------------    ----------------
                                                                       5,291,211           5,036,118
Mortgage- and asset-backed securities                                    485,240             460,247
                                                                 ----------------    ----------------
  Total                                                         $      5,776,451    $      5,496,365
                                                                 ================    ================

     Actual maturities may differ from those scheduled as a result of prepayments by the issuers. Because of the potential for prepayment on mortgage- and asset-backed securities, they are not categorized by contractual maturity. The commercial mortgage-backed securities are categorized by contractual maturity because they generally are not subject to prepayment risk. Periodic interest payments on fixed income securities represent a substantial additional source of cash flow over the years presented, but are not included in the contractual maturities table above.

NOTES TO FINANCIAL STATEMENTS

NET INVESTMENT INCOME

     Net investment income for the years ended December 31 is as follows:

($ IN THOUSANDS)                                                         2008             2007             2006
                                                                    --------------   --------------   --------------
Fixed income securities                                            $      362,671   $      358,547   $      343,115
Mortgage loans                                                             41,949           40,916           38,576
Short-term and other                                                       12,949           14,487           14,763
                                                                    --------------   --------------   --------------
    Investment income, before expense                                     417,569          413,950          396,454
    Investment expense                                                     14,638           27,212           23,390
                                                                    --------------   --------------   --------------
      Net investment income                                        $      402,931   $      386,738   $      373,064
                                                                    ==============   ==============   ==============

REALIZED CAPITAL GAINS AND LOSSES, AFTER-TAX

     Realized capital gains and losses by security type for the years ended December 31 are as follows:

($ IN THOUSANDS)                                                         2008             2007              2006
                                                                    --------------   -------------    --------------
Fixed income securities                                            $      (55,775)  $       3,614    $      (25,398)
Mortgage loans                                                             (2,049)            (86)            3,572
Derivatives                                                               (19,381)         (4,359)             (259)
                                                                    --------------   -------------    --------------
   Realized capital gains and losses, pre-tax                             (77,205)           (831)          (22,085)
   Income tax benefit                                                      25,708             308             8,216
                                                                    --------------   -------------    --------------
      Realized capital gains and losses, after-tax                 $      (51,497)  $        (523) $        (13,869)
                                                                    ==============   =============    ==============

     Realized capital gains and losses by transaction type for the years ended December 31 are as follows:

($ IN THOUSANDS)                                                        2008              2007             2006
                                                                    --------------   -------------    --------------
Sales (1)                                                          $      59,966    $      10,321    $       (5,112)
Impairment write-downs (2)                                               (38,528)              --              (258)
Change in intent write-downs (1) (3)                                     (79,262)          (6,793)          (16,456)
Valuation of derivative instruments                                      (29,525)          (8,166)           (5,429)
Settlement of derivative instruments                                      10,144            3,807             5,170
                                                                    --------------   -------------    --------------
   Realized capital gains and losses, pre-tax                            (77,205)            (831)          (22,085)
   Income tax benefit                                                     25,708              308             8,216
                                                                    --------------   -------------    --------------
      Realized capital gains and losses, after-tax                 $     (51,497)   $        (523)   $      (13,869)
                                                                    ==============   =============    ==============

----------
(1) To conform to the current year presentation, certain amounts in the prior periods have been reclassified.

(2) Impairment write-downs reflect issue specific other-than-temporary declines in fair value, including instances where we could not reasonably assert that the recovery period would be temporary.

(3) Change in intent write-downs reflects instances where we cannot assert a positive intent to hold until recovery.

     Gross gains of $69.4 million, $4.0 million and $5.9 million and gross losses of $16.0 million, $7.2 million and $18.8 million were realized on sales of fixed income securities during 2008, 2007 and 2006, respectively.

NOTES TO FINANCIAL STATEMENTS

UNREALIZED NET CAPITAL GAINS AND LOSSES

     Unrealized net capital gains and losses included in accumulated other comprehensive income are as follows:

($ IN THOUSANDS)                                                         GROSS UNREALIZED
                                                         FAIR       ---------------------------    UNREALIZED NET
AT DECEMBER 31, 2008                                     VALUE         GAINS         LOSSES        GAINS (LOSSES)
                                                     -------------  -----------  --------------   ----------------
Fixed income securities                             $   5,496,365  $   420,133  $     (700,219)  $       (280,086)
Short-term investments                                    409,802           77             (12)                65
Derivative instruments                                      1,749        1,749              --              1,749
                                                                                                  ----------------
  Unrealized net capital gains and losses, pre-tax                                                       (278,272)

Amounts recognized for:
  Insurance reserves (1)                                                                                 (155,935)
  DAC and DSI (2)                                                                                         266,647
                                                                                                  ----------------
      Amounts recognized                                                                                  110,712
Deferred income taxes                                                                                      58,646
                                                                                                  ----------------
Unrealized net capital gains and losses, after-tax                                               $       (108,914)
                                                                                                  ================

----------
(1) The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency. Although we evaluate premium deficiencies on the combined performance of our life insurance and immediate annuities with life contingencies, the adjustment primarily relates to structured settlement annuities with life contingencies, in addition to certain payout annuities with life contingencies.

(2) The DAC and DSI adjustment represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.

($ IN THOUSANDS)                                                         GROSS UNREALIZED
                                                         FAIR       ---------------------------    UNREALIZED NET
AT DECEMBER 31, 2007                                     VALUE         GAINS         LOSSES        GAINS (LOSSES)
                                                     -------------  -----------  --------------   ----------------
Fixed income securities                             $   6,271,128  $   437,576  $      (95,347)  $        342,229
Derivative instruments                                       (766)          --            (766)              (766)
                                                                                                  ----------------
  Unrealized net capital gains and losses, pre-tax                                                        341,463

Amounts recognized for:
  Insurance reserves                                                                                     (261,846)
  DAC and DSI                                                                                              20,672
                                                                                                  ----------------
      Amounts recognized                                                                                 (241,174)
Deferred income taxes                                                                                     (35,101)
                                                                                                  ----------------
Unrealized net capital gains and losses, after-tax                                               $         65,188
                                                                                                  ================

CHANGE IN UNREALIZED NET CAPITAL GAINS AND LOSSES

      The change in unrealized net capital gains and losses for the years ended December 31 is as follows:

($ IN THOUSANDS)                                                   2008               2007               2006
                                                              ---------------    ----------------   ---------------
Fixed income securities                                      $      (622,315)   $         (2,683)  $      (108,955)
Short-term investments                                                    65                  --                --
Derivative instruments                                                 2,515                 126              (738)
                                                              ---------------    ----------------   ---------------
  Total                                                             (619,735)             (2,557)         (109,693)

Amounts recognized for:
  Insurance reserves                                                 105,911             (26,190)           21,817
  DAC and DSI                                                        245,975               8,978             9,522
                                                              ---------------    ----------------   ---------------
      Change in amounts recognized                                   351,886             (17,212)           31,339
Deferred income taxes                                                 93,747               6,919            27,424
                                                              ---------------    ----------------   ---------------
Decrease in unrealized net capital gains and losses          $      (174,102)   $        (12,850)  $       (50,930)
                                                              ===============    ================   ===============

NOTES TO FINANCIAL STATEMENTS

PORTFOLIO MONITORING

     Inherent in the Company's evaluation of a particular security are assumptions and estimates about the financial condition of the issue or issuer and its future earnings potential. Some of the factors considered in evaluating whether a decline in fair value is other than temporary are: 1) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; 2) the expected recoverability of principal and interest; 3) the length of time and extent to which the fair value has been less than amortized cost; 4) the financial condition, near-term and long-term prospects of the issue or issuer, including relevant industry conditions and trends, and implications of rating agency actions and offering prices; and 5) the specific reasons that a security is in a significant unrealized loss position, including market conditions which could affect liquidity.

     The following table summarizes the gross unrealized losses and fair value of fixed income securities by the length of time that individual securities have been in a continuous unrealized loss position.

                                           LESS THAN 12 MONTHS                           12 MONTHS OR MORE
                                  ---------------------------------------   ---------------------------------------
($ IN THOUSANDS)                                                                                                         TOTAL
                                   NUMBER OF     FAIR         UNREALIZED    NUMBER OF       FAIR       UNREALIZED      UNREALIZED
AT DECEMBER 31, 2008                ISSUES       VALUE          LOSSES        ISSUES        VALUE        LOSSES          LOSSES
                                  ----------  ------------   ------------   ----------   ----------   -------------   -------------
Fixed income
  securities
   U.S. government and  agencies          1   $    24,844    $      (120)          --    $      --    $         --    $       (120)
   Municipal                             62       273,931        (75,612)           4       17,482          (6,113)        (81,725)
   Corporate                            369     1,526,621       (204,006)         103      369,897        (122,752)       (326,758)
   MBS                                    6        37,248         (6,292)           5       37,724          (5,096)        (11,388)
   CMBS                                  69       410,165       (112,645)          19       52,917        (140,194)       (252,839)
   ABS                                    8        12,325         (3,838)          35       37,500         (19,720)        (23,558)
   Redeemable preferred  stock            1         5,458         (3,831)          --           --              --          (3,831)
                                  ----------  ------------   ------------   ----------   ----------   -------------   -------------
     Total                              516   $ 2,290,592    $  (406,344)         166    $ 515,520    $   (293,875)   $   (700,219)
                                  ==========  ============   ============   ==========   ==========   =============   =============

Investment grade fixed income
   securities                           472   $ 2,209,606    $  (386,500)         139    $ 476,712    $  (275,226)    $   (661,726)
Below investment
   grade fixed income securities         44        80,986        (19,844)          27       38,808         (18,649)        (38,493)
                                  ----------  ------------   ------------   ----------   ----------   -------------   -------------
     Total fixed income
          securities                    516   $ 2,290,592    $  (406,344)         166    $ 515,520    $   (293,875)   $   (700,219)
                                  ==========  ============   ============   ==========   ==========   =============   =============

AT DECEMBER 31, 2007
Fixed income
  securities
   Municipal                             18   $    89,222    $    (2,067)           2    $  15,945    $     (1,195)   $     (3,262)
   Corporate                            211       828,136        (35,241)          86      453,194         (17,468)        (52,709)
   MBS                                   12       116,542         (1,182)          16      137,987          (3,330)         (4,512)
   CMBS                                  41       345,338        (22,882)          12       64,387          (3,171)        (26,053)
   ABS                                   51        71,873         (6,664)           6       22,505          (2,147)         (8,811)
                                  ----------  ------------   ------------   ----------   ----------   -------------   -------------
     Total                              333   $ 1,451,111    $   (68,036)         122    $ 694,018    $    (27,311)   $    (95,347)
                                  ==========  ============   ============   ==========   ==========   =============   =============

Investment grade
  fixed income securities               283   $ 1,379,124    $   (60,798)         107    $ 657,515    $    (23,161)   $    (83,959)
Below investment
  grade fixed income securities          50        71,987         (7,238)          15       36,503          (4,150)        (11,388)
                                  ----------  ------------   ------------   ---------    ----------   -------------   -------------
Total fixed income securities           333   $ 1,451,111    $   (68,036)         122    $ 694,018    $    (27,311)   $    (95,347)
                                  ==========  ============   ============   =========    ==========   =============   =============

     As of December 31, 2008, $196.7 million of unrealized losses are related to securities with an unrealized loss position less than 20% of amortized cost, the degree of which suggests that these securities do not pose a high risk of being other-than-temporarily impaired. Of the $196.7 million, $188.0 million are related to unrealized losses on investment grade fixed income securities. Investment grade is defined as a security having a rating from the NAIC of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody's, a rating of AAA, AA, A or BBB from Standard & Poor's ("S&P"), Fitch or Dominion, or aaa, aa, a or bbb from A.M. Best; or a comparable internal rating if an externally provided rating is not available. Unrealized losses on investment grade securities are principally related to rising interest rates or changes in credit spreads since the securities were acquired.

     As of December 31, 2008, the remaining $503.5 million of unrealized losses are related to securities in unrealized loss positions greater than or equal to 20% of amortized cost. Of the $503.5 million, $29.8 million are related to below investment grade fixed income securities. Of this amount, $2.9 million had been in an unrealized loss position for a period of twelve or more consecutive months as of December 31, 2008. Unrealized losses on below investment grade securities are principally related to rising interest rates or changes in credit spreads. The Company expects eventual recovery of these securities. Every security was included in our portfolio monitoring process.

     The securities comprising the $503.5 million of unrealized losses were evaluated based on factors such as the financial condition and near-term and long-term prospects of the issuer and were determined to have adequate

NOTES TO FINANCIAL STATEMENTS

resources to fulfill contractual obligations, such as recent financings or bank loans, cash flows from operations, collateral or the position of a subsidiary with respect to its parent's bankruptcy.

     Unrealized losses on mortgage-backed, asset-backed and commercial mortgage-backed holdings were evaluated based on credit ratings, as well as the performance of the underlying collateral relative to the securities' positions in the securities' respective capital structure. The unrealized losses on municipal bonds and asset-backed securities that had credit enhancements from bond insurers were evaluated on the quality of the underlying security. These investments were determined to have adequate resources to fulfill contractual obligations.

     As of December 31, 2008, the Company had the intent and ability to hold the fixed income securities with unrealized losses for a period of time sufficient for them to recover.

MORTGAGE LOAN IMPAIRMENT

     A mortgage loan is impaired when it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement.

     The net carrying value of impaired loans at December 31, 2008 was $3.42 million. There were no impaired loans at December 31, 2007. Valuation allowances of $449 thousand were held at December 31, 2008 reflecting a charge to operations related to impaired mortgage loans. No valuation allowances were held at December 31, 2007 because the fair value of the collateral was greater than the recorded investment in the loans, and no valuation allowances were charged to operations during the years 2007 or 2006. Realized capital losses due to changes in intent to hold mortgage loans to maturity totaled $2.0 million and $2.4 million for the years ended December 31, 2008 and 2007, respectively.

      Interest income for impaired loans is recognized on an accrual basis if payments are expected to continue to be received; otherwise cash basis is used. The Company recognized interest income on impaired loans of $202 thousand during 2008. The average balance of impaired loans was $1.9 million in 2008. There were no impaired loans in 2007 or 2006.

INVESTMENT CONCENTRATION FOR MUNICIPAL BOND AND COMMERCIAL MORTGAGE PORTFOLIOS

     The Company maintains a diversified portfolio of municipal bonds. The following table shows the principal geographic distribution of municipal bond issuers represented in the Company's portfolio. No other state represented more than 5% of the portfolio at December 31.

        (% OF MUNICIPAL BOND PORTFOLIO CARRYING VALUE)                  2008          2007
                                                                      --------     ---------
        California                                                       25.6%         30.6%
        Texas                                                            10.9          14.3
        Delaware                                                          7.0           8.5
        Oregon                                                            4.4           5.8
        Virginia                                                          5.4           5.0

     The Company's mortgage loans are collateralized by a variety of commercial real estate property types located throughout the United States. Substantially all of the commercial mortgage loans are non-recourse to the borrower. The following table shows the principal geographic distribution of commercial real estate represented in the Company's mortgage portfolio. No other state represented more than 5.0% of the portfolio at December 31.

        (% OF COMMERCIAL MORTGAGE PORTFOLIO CARRYING VALUE)              2008          2007
                                                                       --------     ---------
         California                                                       22.1%         21.7%
         Illinois                                                         11.9          12.7
         Pennsylvania                                                      8.8           8.3
         New Jersey                                                        6.1           5.1
         New York                                                          5.5           5.5
         Arizona                                                           5.5           5.4
         Texas                                                             5.3           7.6
         Ohio                                                              5.0           5.0

NOTES TO FINANCIAL STATEMENTS

     The types of properties collateralizing the commercial mortgage loans at December 31 are as follows:

        (% OF COMMERCIAL MORTGAGE PORTFOLIO CARRYING VALUE)             2008          2007
                                                                       --------     ---------
        Warehouse                                                         34.0%         32.6%
        Office buildings                                                  28.7          31.4
        Retail                                                            19.5          15.3
        Apartment complex                                                 15.3          17.1
        Other                                                              2.5           3.6
                                                                       --------     ---------
                Total                                                    100.0%        100.0%
                                                                       ========     =========

     The contractual maturities of the commercial mortgage loan portfolio as of December 31, 2008 for loans that were not in foreclosure are as follows:

                               NUMBER OF      CARRYING
                                 LOANS          VALUE        PERCENT
                               ----------   -------------  -----------
($ IN THOUSANDS)
 2009                               11     $      39,195          5.6%
 2010                               17            88,063         12.6
 2011                               17            74,863         10.7
 2012                               12            59,786          8.5
 2013                               15            68,023          9.7
Thereafter                          73           370,338         52.9
                               ----------   -------------  ------------
  Total                            145     $     700,268        100.0%
                               ==========   =============  ============

     In 2008, $4.6 million of commercial mortgage loans were contractually due and all were paid as due. None were foreclosed or are in the process of foreclosure, and none were in the process of refinancing or restructuring discussions.

CONCENTRATION OF CREDIT RISK

     At December 31, 2008, the Company is not exposed to any credit concentration risk of a single issuer and its affiliates greater than 10% of the Company's shareholder's equity.

SECURITIES LOANED

     The Company's business activities include securities lending programs with third parties, mostly large banks. At December 31, 2008 and 2007, fixed income securities with a carrying value of $113.6 million and $193.8 million, respectively, were on loan under these agreements. In return, the Company receives cash that it invests and includes in short-term investments and fixed income securities, with an offsetting liability recorded in other liabilities and accrued expenses to account for the Company's obligation to return the collateral. Interest income on collateral, net of fees, was $5.1 million, $1.4 million and $455 thousand, for the years ending December 31, 2008, 2007 and 2006, respectively.

OTHER INVESTMENT INFORMATION

     Included in fixed income securities are below investment grade assets totaling $139.7 million and $198.6 million at December 31, 2008 and 2007, respectively.

     At December 31, 2008, fixed income securities with a carrying value of $2.9 million were on deposit with regulatory authorities as required by law.

     At December 31, 2008, there were no fixed income securities or other investments that were non-income producing.

NOTES TO FINANCIAL STATEMENTS

7.   FINANCIAL INSTRUMENTS

     In the normal course of business, the Company invests in various financial assets, incurs various financial liabilities and enters into agreements involving derivative financial instruments and other off-balance-sheet financial instruments.
     The following table summarizes the Company's financial assets and financial liabilities measured at fair value on a recurring and non-recurring basis as of December 31, 2008:

                                      QUOTED PRICES
                                        IN ACTIVE        SIGNIFICANT
                                        MARKETS FOR         OTHER          SIGNIFICANT
                                        IDENTICAL        OBSERVABLE        UNOBSERVABLE         OTHER         BALANCE AS OF
                                          ASSETS            INPUTS            INPUTS          VALUATIONS        DECEMBER 31,
($ IN THOUSANDS)                        (LEVEL 1)          (LEVEL 2)         (LEVEL 3)        AND NETTING          2008
                                      --------------    --------------    --------------    --------------    --------------
FINANCIAL ASSETS
     Fixed income securities         $      154,119    $    4,007,707    $    1,334,539                      $    5,496,365
     Short-term investments                  33,315           376,487                --                             409,802
     Other investments:
       Free-standing derivatives                 --             1,764               714                               2,478
                                      --------------    --------------    --------------                      --------------
         TOTAL RECURRING BASIS
             ASSETS                         187,434         4,385,958         1,335,253                           5,908,645
      Non-recurring basis                        --                --            10,589                              10,589
      Valued at cost or amortized
          cost                                                                             $      729,351           729,351
                                      --------------    --------------    --------------    --------------    --------------
       TOTAL INVESTMENTS                    187,434         4,385,958         1,345,842           729,351         6,648,585
                                      --------------    --------------    --------------    --------------    --------------
Separate account assets                     533,760                --                --                --           533,760
Other assets                                     --                --            (1,829)               --            (1,829)
                                      --------------    --------------    --------------    --------------    --------------

TOTAL FINANCIAL ASSETS               $      721,194    $    4,385,958    $    1,344,013    $      729,351    $    7,180,516
                                      ==============    ==============    ==============    ==============    ==============
% of Total financial assets                    10.0%             61.1%             18.7%             10.2%            100.0%

FINANCIAL LIABILITIES
     Contractholder funds:
       Derivatives embedded in
            annuity contracts        $           --    $           --    $      (30,051)                     $      (30,051)
     Other liabilities:
       Free-standing derivatives                 --           (20,849)           (5,450)                            (26,299)
                                      --------------    --------------    --------------                      ---------------
TOTAL FINANCIAL LIABILITIES          $           --    $      (20,849)   $      (35,501)                     $      (56,350)
                                      ==============    ==============    ==============                      ===============
% of Total financial liabilities                 --%             37.0%             63.0%                              100.0%

     As required by SFAS No. 157, when the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. Thus, a Level 3 fair value measurement may include inputs that are observable (Level 1 or Level 2) and unobservable (Level 3). Gains and losses for such assets and liabilities categorized within Level 3 may include changes in fair value that are attributable to both observable inputs (Level 1 and Level 2) and unobservable inputs (Level 3). Net transfers in and/or out of Level 3 are reported as having occurred at the beginning of the quarter the transfer occurred; therefore, all realized and unrealized gains and losses in the quarter of transfer are reflected in the table below. Further, it should be noted that the following table does not take into consideration the effect of offsetting Level 1 and Level 2 financial instruments entered into that economically hedge certain exposures to the Level 3 positions.

NOTES TO FINANCIAL STATEMENTS

     The following table provides a summary of changes in fair value during the year ended December 31, 2008 of Level 3 financial assets and financial liabilities held at fair value on a recurring basis at December 31, 2008.

                                                                                                                          TOTAL
                                     TOTAL REALIZED AND UNREALIZED                                                   GAINS (LOSSES)
                                      GAINS (LOSSES) INCLUDED IN:                                                      INCLUDED IN
                                     ----------------------------                                                    NET INCOME FOR
                                                       OCI ON                            NET                           INSTRUMENTS
                      BALANCE AS OF                  STATEMENT OF  PURCHASES, SALES,  TRANSFERS IN  BALANCE AS OF     STILL HELD AT
                        JANUARY 1,                    FINANCIAL     ISSUANCES AND    AND/OR (OUT)   DECEMBER 31,      DECEMBER 31,
($ IN THOUSANDS)          2008       NET INCOME (1)    POSITION    SETTLEMENTS, NET   OF LEVEL 3        2008            2008 (4)
                      -------------  --------------  ------------  ----------------  ------------  -------------     --------------
FINANCIAL ASSETS
  Fixed income
   securities        $   1,469,898  $      (30,723) $   (204,044) $       (145,026) $    244,434  $   1,334,539     $      (37,158)
  Other investments:
     Free-standing
      derivatives,
      net                     (980)         (7,124)           --             3,368            --         (4,736)(2)         (1,424)
                      -------------  --------------  ------------  ----------------  ------------  -------------     --------------
      TOTAL
       INVESTMENTS       1,468,918         (37,847)     (204,044)         (141,658)      244,434      1,329,803(3)         (38,582)
  Other assets              (1,733)            (96)           --                --            --         (1,829)               (96)
                      -------------  --------------  ------------  ----------------  ------------  -------------     --------------
 TOTAL RECURRING
  LEVEL 3 FINANCIAL
  ASSETS             $   1,467,185  $      (37,943) $   (204,044) $       (141,658) $    244,434  $   1,327,974     $      (38,678)
                      =============  ==============  ============  ================  ============  =============     ==============

FINANCIAL
 LIABILITIES
  Contractholder
   funds:
  Derivatives
   embedded in
   annuity contracts $         174  $      (30,389) $         --  $            164  $         --  $     (30,051)    $      (30,389)
                      -------------  --------------  ------------  ----------------  ------------  -------------     --------------

  TOTAL RECURRING
   LEVEL 3 FINANCIAL
   LIABILITIES       $         174  $      (30,389) $         --  $            164  $         --  $     (30,051)    $      (30,389)
                      =============  ==============  ============  ================  ============  =============     ==============

----------
(1) The effect to net income of financial assets and financial liabilities totals $(68.3) million and is reported in the Statements of Operations and Comprehensive Income as follows: $(45.9) million in realized capital gains and losses, $8.0 million in net investment income, and $(30.4) million in contract benefits.

(2) Comprises $0.7 million of financial assets and $(5.4) million of financial liabilities.

(3) Comprises $1.34 billion of investments and $(5.4) million of free-standing derivatives included in financial liabilities.

(4) The amounts represent gains and losses included in net income for the period of time that the financial asset or financial liability was determined to be in Level 3. These gains and losses total $(69.1) million and are reported in the Statements of Operations and Comprehensive Income as follows: $(46.5) million in realized capital gains and losses, $7.8 million in net investment income, and $(30.4) million in contract benefits.

     Presented below are the fair value estimates of financial instruments including those reported at fair value and discussed above and those reported using other methods for which a description of the method to determine fair value appears below the following tables.

FINANCIAL ASSETS

                                                        DECEMBER 31, 2008                DECEMBER 31, 2007
                                                  -------------------------------   -----------------------------
                                                    CARRYING            FAIR          CARRYING           FAIR
($ IN THOUSANDS)                                     VALUE             VALUE            VALUE            VALUE
                                                  -------------     -------------   -------------   -------------
Fixed income securities (1)                      $   5,496,365     $   5,496,365    $  6,271,128   $    6,271,128
Mortgage loans                                         700,268           629,394         725,301          721,602
Short-term investments (1)                             409,802           409,802          22,688           22,688
Free-standing derivatives (1)                            2,478             2,478             107              107
Separate accounts (1)                                  533,760           533,760         948,358          948,358

     ----------
     (1)  Carried at fair value in the Statements of Financial Position.

     The fair value of mortgage loans is based on discounted contractual cash flows. Risk adjusted discount rates are selected using current rates at which similar loans would be made to borrowers with similar characteristics, using similar types of properties as collateral.

NOTES TO FINANCIAL STATEMENTS

FINANCIAL LIABILITIES

                                                           DECEMBER 31, 2008                DECEMBER 31, 2007
                                                     -------------------------------   ---------------------------
                                                       CARRYING           FAIR          CARRYING           FAIR
($ IN THOUSANDS)                                      VALUE (1)           VALUE           VALUE            VALUE
                                                     --------------    -------------   -------------  ------------
Contractholder funds on investment contracts (2)   $     4,181,874    $   3,832,699   $   3,971,285  $  3,849,966
Liability for collateral (1)                               117,297          117,297         198,138       198,138
Free-standing derivatives (1)                               26,299           26,299           3,611         3,611

----------
   (1) Carried at fair value in the Statements of Financial Position.

   (2) As of December 31, 2008 and 2007, contractholder funds on investment contracts exclude contractholder funds related to interest-sensitive life insurance, variable annuities and variable life insurance totaling $905.1 million and $877.2 million, respectively.

     Beginning in 2008, the fair value of contractholder funds on investment contracts is based on the terms of the underlying contracts utilizing prevailing market rates for similar contracts adjusted for credit risk. Deferred annuities included in contractholder funds are valued using discounted cash flow models which incorporate market value margins, which are based on the cost of holding economic capital, and the Company's own credit risk. Immediate annuities without life contingencies are valued at the present value of future benefits using market implied interest rates which include the Company's own credit risk. In 2007, the fair value of investment contracts was based on the terms of the underlying contracts. Fixed annuities were valued at the account balance less surrender charges. Immediate annuities without life contingencies were valued at the present value of future benefits using current interest rates. Market value adjusted annuities' fair value was estimated to be the market adjusted surrender value.

     The liability for collateral is valued at carrying value due to its short-term nature.

DERIVATIVE FINANCIAL INSTRUMENTS

     The Company primarily uses derivatives for risk reduction. In addition, the Company has derivatives embedded in financial instruments, which are required to be separated and accounted for as derivative instruments. With the exception of embedded derivatives which are required to be separated, all of the Company's derivatives are evaluated for their ongoing effectiveness as either accounting or non-hedge derivative financial instruments on at least a quarterly basis (see
Note 2). The Company does not use derivatives for trading purposes. Non-hedge accounting is used for "portfolio" level hedging strategies where the terms of the individual hedged items do not meet the strict homogeneity requirements prescribed in SFAS No. 133 to permit the application of SFAS 133's hedge accounting model. The principal benefit of a "portfolio" level strategy is in its cost savings through its ability to use fewer derivatives with larger notional amounts.

     Asset-liability management is a risk management strategy that is principally employed to align the respective interest-rate sensitivities of assets and liabilities. Depending upon the attributes of the assets acquired and liabilities issued, derivative instruments such as interest rate swaps and caps are acquired to change the interest rate characteristics of existing assets and liabilities to ensure a properly matched relationship is maintained within specific ranges and to reduce exposure to rising or falling interest rates. The Company uses financial futures to hedge anticipated asset purchases and liability issuances.

     The notional amounts specified in the contracts are used to calculate the exchange of contractual payments under the agreements and are generally not representative of the potential for gain or loss on these agreements.

     Fair value, which is equal to the carrying value, is the estimated amount that the Company would receive (pay) to terminate the derivative contracts at the reporting date. The fair value valuation techniques are described in Note 2.

     Carrying value amounts include the fair value of the derivatives, including the embedded derivatives, and exclude the accrued periodic settlements which are short term in nature and are reported in accrued investment income or other invested assets. The carrying value amounts for free-standing derivatives have been further adjusted for the effects, if any, of legally enforceable master netting agreements.

     The net impact to pre-tax income includes valuation and settlements of derivatives which are reported in net income as described in Note 2. For cash flow hedges, gains and losses amortized from accumulated other comprehensive income are included.

NOTES TO FINANCIAL STATEMENTS

     Derivative instruments are recorded at fair value and presented in the Statements of Financial Position as of December 31, as follows:

                                                                        CARRYING VALUE
                                                      ----------------------------------------------------
                                                             ASSETS                   (LIABILITIES)
                                                      ----------------------    --------------------------
        ($ IN THOUSANDS)                                2008         2007          2008           2007
                                                      ---------    ---------    -----------    -----------
        Other investments                            $   2,478    $      --    $       --     $        --
        Other assets                                    (1,829)      (1,626)           --              --
        Contractholder funds                                --           --        (30,051)           170
        Other liabilities and accrued expenses              --           --        (26,299)        (3,611)
                                                      ---------    ---------    -----------    -----------
             Total                                   $     649    $  (1,626)   $   (56,350)   $    (3,441)
                                                      =========    =========    ===========    ===========

     For cash flow hedges, unrealized net pre-tax losses included in accumulated other comprehensive income were $1.7 million and $(766) thousand at December 31, 2008 and 2007, respectively. The net pre-tax changes in accumulated other comprehensive income due to cash flow hedges were $2.5 million, $126 thousand and $(738) thousand in 2008, 2007 and 2006, respectively. Amortization of net gains from accumulated other comprehensive income related to cash flow hedges is expected to be $39 thousand in 2009.

     The following table summarizes the notional amount, fair value and carrying value of the Company's derivative financial instruments at December 31, 2008.

                                                                          CARRYING       CARRYING
                                            NOTIONAL         FAIR          VALUE           VALUE
($ IN THOUSANDS)                             AMOUNT         VALUE          ASSETS      (LIABILITIES)
                                          -----------    -----------    -----------    -------------
Interest rate swap agreements            $   400,000    $   (20,849)   $        --    $     (20,849)
Interest rate cap agreements                 334,300         (4,736)           714           (5,450)
                                          -----------    -----------    -----------    -------------
Total interest rate contracts            $   734,300    $   (25,585)   $       714    $     (26,299)
                                          ===========    ===========    ===========    =============

Foreign currency swap agreements         $     7,500    $     1,764    $     1,764    $          --
                                          ===========    ===========    ===========    =============

Structured settlement annuity
 reinsurance agreement                   $        --    $    (1,829)   $    (1,829)   $          --
                                          ===========    ===========    ===========    =============

Guaranteed accumulation benefits (1)     $   160,310    $   (24,033)   $        --    $     (24,033)
                                          ===========    ===========    ===========    =============

Guaranteed withdrawal benefits (1)       $    37,639    $    (6,018)   $        --    $      (6,018)
                                          ===========    ===========    ===========    =============

----------
(1) These embedded derivative financial instruments relate to the Company's variable annuity business, which was fully reinsured by Prudential effective June 1, 2006 (see Note 3).

NOTES TO FINANCIAL STATEMENTS

       The following table summarizes the notional amount, fair value and carrying value of the Company's derivative financial instruments at December 31, 2007.

                                                                             CARRYING       CARRYING
                                               NOTIONAL         FAIR          VALUE           VALUE
   ($ IN THOUSANDS)                             AMOUNT         VALUE          ASSETS      (LIABILITIES)
                                             -----------    -----------    -----------    -------------

   Financial futures contracts              $    32,200    $       107    $       107    $          --
   Interest rate cap agreements                 347,300         (2,845)            --           (2,845)
                                             -----------    -----------    -----------    -------------
   Total interest rate contracts            $   379,500    $    (2,738)   $       107    $      (2,845)
                                             ===========    ===========    ===========    =============

   Foreign currency swap agreements         $     7,500    $      (766)   $        --    $        (766)
                                             ===========    ===========    ===========    =============

   Structured settlement annuity
    reinsurance agreement                   $        --    $    (1,733)   $    (1,733)   $          --
                                             ===========    ===========    ===========    =============

   Guaranteed accumulation benefits (1)     $   256,610    $       210    $        --    $         210
                                             ===========    ===========    ===========    =============

   Guaranteed withdrawal benefits (1)       $    60,591    $       (37)   $        --    $         (37)
                                             ===========    ===========    ===========    =============

   Other embedded derivative financial
    instruments (1)                         $     1,762    $        (3)   $        --    $          (3)
                                             ===========    ===========    ===========    =============

   ----------
   (1) These embedded derivative financial instruments relate to the Company's variable annuity business, which was fully reinsured by Prudential effective June 1, 2006 (see Note 3).

     The Company manages its exposure to credit risk by utilizing highly rated counterparties, establishing risk control limits, executing legally enforceable master netting agreements and obtaining collateral where appropriate. The Company uses master netting agreements for over-the-counter derivative transactions, including interest rate swap, foreign currency swap and interest rate cap agreements. These agreements permit either party to net payments due for transactions covered by the agreements. Under the provisions of the agreements, collateral is either pledged or obtained when certain predetermined exposure limits are exceeded. As of December 31, 2008, the Company pledged $17.8 million in securities to counterparties. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance. Futures contracts are traded on organized exchanges, which require margin deposits and guarantee the execution of trades, thereby mitigating any potential credit risk associated with transactions executed on organized exchanges.

     Credit exposure represents the Company's potential loss if all of the counterparties concurrently fail to perform under the contractual terms of the contracts and all collateral, if any, becomes worthless. This exposure is measured by the fair value of free-standing derivative contracts with a positive fair value at the reporting date reduced by the effect, if any, of legally enforceable master netting agreements.

     The following table summarizes the counterparty credit exposure by counterparty credit rating at December 31, as it relates to interest rate swap, foreign currency swap, and interest rate cap agreements.

($ IN THOUSANDS)                         2008                                                    2007
                  ------------------------------------------------------  --------------------------------------------------------
                   NUMBER
                     OF                                    EXPOSURE,       NUMBER OF                                 EXPOSURE,
                  COUNTER-    NOTIONAL       CREDIT          NET OF        COUNTER-     NOTIONAL      CREDIT           NET OF
 RATING (1)        PARTIES     AMOUNT     EXPOSURE (2)   COLLATERAL (2)     PARTIES      AMOUNT    EXPOSURE (2)    COLLATERAL (2)
------------      ---------  -----------  -------------  ---------------  -----------  ----------  -------------  ----------------
   AA+                  --  $       --   $          --  $            --            1  $    7,100  $          --  $             --
   AA                   --          --              --               --            3     337,200             --                --
   AA-                   2     352,700              --               --            1       3,000             --                --
   A+                    2     126,600              --               --            1       7,500             --                --
   A                     2     262,500           2,478            2,478           --          --             --                --
                  ---------  ----------  -------------   ---------------  -----------  ----------  -------------  ----------------
   Total                 6  $  741,800   $       2,478  $         2,478            6  $  354,800  $          --  $             --
                  =========  ==========   ============   ===============  ===========  ==========  =============  ================

----------
(1)  Rating is the lower of S&P's or Moody's ratings.

(2) Only over-the-counter derivatives with a net positive fair value are included for each counterparty.

NOTES TO FINANCIAL STATEMENTS

     Market risk is the risk that the Company will incur losses due to adverse changes in market rates and prices. Market risk exists for all of the derivative financial instruments the Company currently holds, as these instruments may become less valuable due to adverse changes in market conditions. To limit this risk, the Company's senior management has established risk control limits. In addition, changes in fair value of the derivative financial instruments that the Company uses for risk management purposes are generally offset by the change in the fair value or cash flows of the hedged risk component of the related assets, liabilities or forecasted transactions.

OFF-BALANCE-SHEET FINANCIAL INSTRUMENTS

     There were no off-balance-sheet financial instruments as of December 31, 2008. The contractual amounts and fair values of off-balance-sheet financial instruments at December 31, 2007 are as follows:

                                                  CONTRACTUAL
                                                     AMOUNT     FAIR VALUE
                                                  -----------   ----------
           ($ IN THOUSANDS)
           Commitments to extend mortgage loans  $     5,750   $       58
           Private placement commitments              10,000           --

     In the preceding table, the contractual amounts represent the amount at risk if the contract is fully drawn upon, the counterparty defaults and the value of any underlying security becomes worthless. Unless noted otherwise, the Company does not require collateral or other security to support off-balance-sheet financial instruments with credit risk.

     Commitments to extend mortgage loans are agreements to lend to a borrower provided there is no violation of any condition established in the contract. The Company enters into these agreements to commit to future loan fundings at a predetermined interest rate. Commitments generally have fixed expiration dates or other termination clauses. Commitments to extend mortgage loans, which are secured by the underlying properties, are valued based on estimates of fees charged by other institutions to make similar commitments to similar borrowers.

     Private placement commitments represent conditional commitments to purchase private placement debt at a specified future date. The Company regularly enters into these agreements in the normal course of business. The fair value of these commitments generally cannot be estimated on the date the commitment is made as the terms and conditions of the underlying private placement securities are not yet final.

8.  RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS AND CONTRACTHOLDER FUNDS

     At December 31, the reserve for life-contingent contract benefits consists of the following:

($ IN THOUSANDS)                                                  2008             2007
                                                             -------------    -------------
Immediate fixed annuities:
  Structured settlement annuities                           $   1,792,808    $   1,870,663
  Other immediate fixed annuities                                  12,553           10,987
Traditional life insurance                                        140,190          127,994
Other                                                               7,606            7,327
                                                             -------------    -------------
  Total reserve for life-contingent contract benefits       $   1,953,157    $   2,016,971
                                                             =============    =============

NOTES TO FINANCIAL STATEMENTS

     The following table highlights the key assumptions generally used in calculating the reserve for life-contingent contract benefits:

             PRODUCT                         MORTALITY                  INTEREST RATE               ESTIMATION METHOD
----------------------------    --------------------------------    ---------------------     ---------------------------
  Structured settlement           U.S. population with projected      Interest rate             Present value of
  annuities                       calendar year improvements;         assumptions range         contractually specified
                                  mortality rates adjusted for        from 4.6% to 9.5%         future benefits
                                  each impaired life based on
                                  reduction in life expectancy

  Other immediate fixed           1983 group annuity mortality        Interest rate             Present value of expected
  annuities                       table;  Annuity 2000 mortality      assumptions range         future benefits based on
                                  table with internal                 from 2.1% to 11.5%        historical experience
                                  modifications

  Traditional life insurance      Actual company experience plus      Interest rate             Net level premium reserve
                                  loading                             assumptions range         method using the
                                                                      from 4.0% to 8.0%         Company's withdrawal
                                                                                                experience rates

  Other:
     Variable annuity             100% of Annuity 2000 mortality      Interest rate             Projected benefit ratio
     guaranteed minimum           table                               assumptions range         applied to cumulative
     death benefits (1)                                               from 5.3% to 5.9%         assessments

    Accident and health           Actual company experience plus                                Unearned premium;
                                  loading                                                       additional contract
                                                                                                reserves for traditional
                                                                                                life insurance

----------
(1) In 2006, the Company disposed of its variable annuity business through reinsurance agreements with Prudential (see Note 3).

     To the extent that unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, a premium deficiency reserve is recorded for certain immediate annuities with life contingencies. A liability of $155.9 million and $261.9 million is included in the reserve for life-contingent contract benefits with respect to this deficiency as of December 31, 2008 and 2007, respectively. The offset to this liability is recorded as a reduction of the unrealized net capital gains included in accumulated other comprehensive income.

     At December 31, contractholder funds consists of the following:

                                                                        2008             2007
                                                                    -------------    -------------
($ IN THOUSANDS)
Interest-sensitive life insurance                                  $     576,167    $     530,763
Investment contracts:
   Fixed annuities                                                     3,885,089        3,733,197
   Immediate annuities and other                                         625,709          584,501
                                                                    -------------    -------------
     Total contractholder funds                                    $   5,086,965    $   4,848,461
                                                                    =============    =============

NOTES TO FINANCIAL STATEMENTS

     The following table highlights the key contract provisions relating to contractholder funds:

             PRODUCT                         INTEREST RATE                       WITHDRAWAL/SURRENDER CHARGES
------------------------------    --------------------------------    -----------------------------------------------
  Interest-sensitive life           Interest rates credited range       Either a percentage of account balance or
  insurance                         from 2.7% to 5.5%                   dollar amount grading off generally over 20
                                                                        years

  Fixed annuities                   Interest rates credited range       Either a declining or a level percentage
                                    from 1.8% to 11.5% for              charge generally over nine years or less.
                                    immediate annuities and 2.0%        Additionally, approximately 9.2% of fixed
                                    to 5.3% for other fixed             annuities are subject to a market value
                                    annuities                           adjustment for discretionary withdrawals

  Other:
      Guaranteed                    Interest rates used in              Withdrawal and surrender charges are based on
       minimum income,              establishing reserves range         the terms of the related variable annuity
       accumulation and             from 1.8% to 10.3%
       withdrawal
       benefits on
       variable annuities (1)

----------
(1) In 2006, the Company disposed its variable annuity business through reinsurance agreements with Prudential (see Note 3).

     Contractholder funds activity for the years ended December 31 is as follows:

        ($ IN THOUSANDS)                                                     2008               2007
                                                                       --------------     ---------------
        Balance, beginning of year                                    $    4,848,461     $     4,708,428
        Deposits                                                             612,004             537,755
        Interest credited                                                    190,945             179,417
        Benefits                                                            (161,813)           (146,828)
        Surrenders and partial withdrawals                                  (335,521)           (316,399)
        Contract charges                                                     (54,138)            (49,086)
        Net transfers to separate accounts                                       (38)                 (2)
        Other adjustments                                                    (12,935)            (64,824)
                                                                       --------------     ---------------
        Balance, end of year                                          $    5,086,965     $     4,848,461
                                                                       ==============     ===============

     The Company offered various guarantees to variable annuity contractholders. Liabilities for variable contract guarantees related to death benefits are included in the reserve for life-contingent contract benefits and the liabilities related to the income, withdrawal and accumulation benefits are included in contractholder funds in the Statements of Financial Position. All liabilities for variable contract guarantees are reported on a gross basis on the balance sheet with a corresponding reinsurance recoverable asset (see Note
3).

     Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death, a specified contract anniversary date, partial withdrawal or annuitization, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts' funds may not meet their stated investment objectives. The account balances of variable annuities contracts' separate accounts with guarantees included $491.7 million and $891.5 million of equity, fixed income and balanced mutual funds and $45.1 million and $50.4 million of money market mutual funds at December 31, 2008 and 2007, respectively.

NOTES TO FINANCIAL STATEMENTS

     The table below presents information regarding the Company's variable annuity contracts with guarantees. The Company's variable annuity contracts may offer more than one type of guarantee in each contract; therefore, the sum of amounts listed exceeds the total account balances of variable annuity contracts' separate accounts with guarantees.

                                                                                           DECEMBER 31,
                                                                                  -----------------------------
     ($ IN MILLIONS)                                                                    2008           2007
                                                                                  --------------  -------------
     IN THE EVENT OF DEATH
        Separate account value                                                   $        536.8  $       942.0
        Net amount at risk (1)                                                   $        236.1  $        22.6
        Average attained age of contractholders                                        62 years       67 years

     AT ANNUITIZATION (INCLUDES INCOME BENEFIT GUARANTEES)
       Separate account value                                                    $         36.0  $        35.0
        Net amount at risk (2)                                                   $         21.2  $          --
        Weighted average waiting period until annuitization options available           5 years        6 years

     FOR CUMULATIVE PERIODIC WITHDRAWALS
        Separate account value                                                   $         37.0  $        60.5
        Net amount at risk (3)                                                   $          8.6  $          --

     ACCUMULATION AT SPECIFIED DATES
        Separate account value                                                   $        160.3  $       255.9
        Net amount at risk (4)                                                   $         34.7  $          --
        Weighted average waiting period until guarantee date                            8 years        9 years

     ----------
     (1) Defined as the estimated current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.
     (2) Defined as the estimated present value of the guaranteed minimum annuity payments in excess of the current account balance.
     (3) Defined as the estimated current guaranteed minimum withdrawal balance (initial deposit) in excess of the current account balance at the balance sheet date.
     (4) Defined as the estimated present value of the guaranteed minimum accumulation balance in excess of the current account balance.

     The liability for death and income benefit guarantees is equal to a benefit ratio multiplied by the cumulative contract charges earned, plus accrued interest less contract benefit payments. The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges. The establishment of reserves for these guarantees requires the projection of future separate account fund performance, mortality, persistency and customer benefit utilization rates. These assumptions are periodically reviewed and updated. For guarantees related to death benefits, benefits represent the current guaranteed minimum death benefit payments in excess of the current account balance. For guarantees related to income benefits, benefits represent the present value of the minimum guaranteed annuitization benefits in excess of the current account balance.

     Projected benefits and contract charges used in determining the liability for certain guarantees are developed using models and stochastic scenarios that are also used in the development of estimated expected gross profits. Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based on factors such as the extent of benefit to the potential annuitant, eligibility conditions and the annuitant's attained age. The liability for guarantees is re-evaluated periodically, and adjustments are made to the liability balance through a charge or credit to contract benefits.

     Guarantees related to withdrawal and accumulation benefits are considered to be derivative financial instruments; therefore, the liability for these benefits is established based on its fair value.

     As of December 31, 2008, reserves for variable annuity contracts related to death, income, accumulation and withdrawal benefits were $2.0 million, $3.5 million, $24.0 million and $6.0 million, respectively. As of December 31, 2007, reserves for variable annuity contracts related to death, income, accumulation and withdrawal benefits were $2.0 million, $102 thousand, $(210) thousand and $37 thousand, respectively. All of these reserves are ceded to Prudential.

NOTES TO FINANCIAL STATEMENTS

   9.  REINSURANCE

     The Company reinsures certain of its risks to unaffiliated reinsurers and ALIC under yearly renewable term, coinsurance and modified coinsurance. These agreements result in a passing of the agreed-upon percentage of risk to the reinsurer in exchange for negotiated reinsurance premium payments. Mortality risk on policies in excess of $250 thousand per life is ceded to ALIC. As of December 31, 2008 and 2007, 34.9% and 39.8%, respectively, of our face amount of life insurance in force was reinsured to non-affiliates and ALIC.

     In addition, the Company has used reinsurance to effect the disposition of certain blocks of business. The Company had reinsurance recoverables of $335.8 million and $353.9 million at December 31, 2008 and 2007, respectively, due from Prudential related to the disposal of our variable annuity business that was effected through Reinsurance Agreements (see Note 3). In 2008, premiums and contract charges of $16.3 million, contract benefits of $35.5 million, interest credited to contractholder funds of $10.5 million, and operating costs and expenses of $2.5 million were ceded to Prudential pursuant to the Reinsurance Agreements. In 2007, premiums and contract charges of $21.2 million, contract benefits of $2.9 million, interest credited to contractholder funds of $13.5 million, and operating costs and expenses of $4.8 million were ceded to Prudential pursuant to the Reinsurance Agreements. In 2006, premiums and contract charges of $11.6 million, contract benefits of $1.6 million, interest credited to contractholder funds of $9.7 million, and operating costs and expenses of $4.8 million were ceded to Prudential pursuant to the Reinsurance Agreements. In addition, as of December 31, 2008 and 2007, the Company had reinsurance recoverables of $690 thousand and $950 thousand, respectively, due from a subsidiary of Citigroup (Triton Insurance Company) in connection with the disposition of the direct response distribution business in 2003.

     The effects of reinsurance on premiums and contract charges for the years ended December 31 are as follows:

($ IN THOUSANDS)                                                      2008          2007           2006
                                                                  -------------  ------------  -------------
PREMIUMS AND CONTRACT CHARGES
Direct                                                           $    156,187   $   169,559   $    179,504
Assumed - non-affiliate                                                 1,164         1,273          1,367
Ceded
  Affiliate                                                            (4,470)       (3,982)        (4,614)
  Non-affiliate                                                       (32,525)      (38,196)       (28,518)
                                                                  -------------  ------------  -------------
    Premiums and contract charges, net of reinsurance            $    120,356   $   128,654   $    147,739
                                                                  =============  ============  =============

     The effects of reinsurance on contract benefits for the years ended December 31 are as follows:

($ IN THOUSANDS)                                                      2008           2007           2006
                                                                  -------------  ------------   ------------
CONTRACT BENEFITS
Direct                                                           $    223,859   $    197,929   $   205,834
Assumed - non-affiliate                                                   640            787           757
Ceded
  Affiliate (1)                                                         7,022         (3,830)       (1,427)
  Non-affiliate                                                        (47,329)      (13,083)      (14,658)
                                                                  -------------  ------------   ------------
    Contract benefits, net of reinsurance                        $    184,192   $    181,803   $   190,506
                                                                  =============  ============   ============

----------
(1) The Company recorded additional expenses for contract benefits in 2008 relating to a rescission of reinsurance coverage for certain traditional and interest-sensitive life insurance policies provided in accordance with an agreement between the Company and ALIC. These contract benefits are reflected as a component of contract benefits ceded to affiliate for 2008 and totaled $7.1 million. See Note 5 for further details.

NOTES TO FINANCIAL STATEMENTS

     The effects of reinsurance on interest credited to contractholder funds for the years ended December 31 are as follows:

($ IN THOUSANDS)                                                      2008          2007           2006
                                                                  -------------  ------------  -------------
INTEREST CREDITED TO CONTRACTHOLDER FUNDS
Direct                                                           $    201,661   $    190,882   $   176,799
Assumed - non-affiliate                                                    32             33            70
Ceded
  Affiliate                                                                --             --            --
  Non-affiliate                                                       (10,485)       (13,508)       (9,698)
                                                                  -------------  ------------  -------------
    Interest credited to contractholder funds, net of
       reinsurance                                               $    191,208   $    177,407   $   167,171
                                                                  =============  ============  =============

     In addition to amounts included in the table above are reinsurance premium ceded to ALIC of $3.3 million, $3.2 million and $3.0 million during 2008, 2007 and 2006, respectively, under the terms of the structured settlement annuity reinsurance agreement (see Note 5).

10.  DEFERRED POLICY ACQUISITION AND SALES INDUCEMENT COSTS

     Deferred policy acquisitions costs for the years ended December 31 are as follows:

                                                                     2008           2007           2006
                                                                 -------------  -------------  -------------
       ($ IN THOUSANDS)
       Balance, beginning of year                               $     278,664   $    278,625   $    318,551
       Impact of adoption of SOP 05-1 (1)                                  --         (1,577)            --
       Disposition of operation (2)                                        --             --        (79,670)
       Acquisition costs deferred                                      51,390         47,575         62,937
       Amortization charged to income                                 (17,778)       (53,445)       (31,672)
       Effect of unrealized gains and losses                          225,972          7,486          8,479
                                                                 -------------  -------------  -------------
       Balance, end of year                                     $     538,248   $    278,664   $    278,625
                                                                 =============  =============  =============

----------
     (1) The adoption of SOP 05-1 resulted in a $1.6 million adjustment to unamortized DAC related to the impact on future estimated gross profits from the changes in accounting for certain costs associated with contract continuations that no longer qualify for deferral (see
          Note 2).

     (2) In 2006, DAC was reduced in connection with the disposition through reinsurance agreements of the Company's variable annuity business (see
          Note 3).

     Net accretion (amortization) of DAC related to realized capital gains and losses was $32.8 million, $(196) thousand and $14.1 million in 2008, 2007 and 2006, respectively.
      As disclosed in Note 3, DAC and DSI balances were reduced during 2006 related to the disposal through reinsurance agreements of all of the variable annuity business.
     DSI activity, which primarily relates to fixed annuities, for the years ended December 31 was as follows:

       ($ IN THOUSANDS)                                              2008           2007           2006
                                                                 -------------  -------------  -------------
       Balance, beginning of year                               $      27,991   $     24,731   $     18,527
       Impact of adoption of SOP 05-1 (1)                                  --           (243)           --
       Disposition of operation (2)                                        --             --         (6,162)
       Sales inducements deferred                                       7,579          8,511         15,740
       Amortization charged to income                                  (7,843)        (6,500)        (4,417)
       Effect of unrealized gains and losses                           19,592          1,492          1,043
                                                                 -------------  -------------  -------------
       Balance, end of year                                     $      47,319   $     27,991   $     24,731
                                                                 =============  =============  =============

     ----------
     (1) The adoption of SOP 05-1 resulted in a $243 thousand adjustment to unamortized DSI related to the impact on future estimated gross profits from the changes in accounting for certain costs associated with contract continuations that no longer qualify for deferral (see
          Note 2).

     (2) In 2006, DSI was reduced in connection with the disposition through reinsurance agreements of the Company's variable annuity business (see
          Note 3).

NOTES TO FINANCIAL STATEMENTS

11.  COMMITMENTS, GUARANTEES AND CONTINGENT LIABILITIES

GUARANTY FUNDS

     Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. Amounts assessed to each company are typically related to its proportion of business written in each state. The Company's policy is to accrue a guaranty fund assessment when the entity for which the insolvency relates has been declared financially insolvent by a court of competent jurisdiction and, in certain states, there is also a final order of liquidation and the amount of loss is reasonably estimable. As of December 31, 2008 and 2007, the liability balance included in other liabilities and accrued expenses was $806 thousand and $1.0 million, respectively. The related premium tax offsets included in other assets were $752 thousand and $998 thousand as of December 31, 2008 and 2007, respectively.

     The New York Liquidation Bureau (the "Bureau") has publicly reported that Executive Life Insurance Company of New York ("Executive Life") is currently under its jurisdiction as part of a 1992 court-ordered rehabilitation plan and may only be able to meet future obligations of its annuity contracts for the next fifteen years. However, Executive Life does not have a liquidity problem at this time, and an order of liquidation has not been sought by the Bureau. The shortfall was estimated by the Bureau to be $1.27 billion at October 29, 2008.

     If Executive Life were to be declared insolvent in the future, the Company may have exposure to future guaranty fund assessments. The Company's exposure will ultimately depend on the level of guaranty fund system participation, as well as the viability of a plan of the Bureau to obtain voluntary contributions, primarily from the original insurance companies that acquired structured settlement annuity contracts from Executive Life. Under current law, the Company may be allowed to recoup a portion of the amount of any additional guaranty fund assessment in periods subsequent to the recognition of the assessment by offsetting future premium taxes. The Company's New York market share was approximately 4.1% in 2007 based on industry annuity premium.

GUARANTEES

     In the normal course of business, the Company provides standard indemnifications to contractual counterparties in connection with numerous transactions, including acquisitions and divestures. The types of indemnifications typically provided include indemnifications for breaches of representations and warranties, taxes and certain other liabilities, such as third party lawsuits. The indemnification clauses are often standard contractual terms and are entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Consequently, the maximum amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.

      The aggregate liability balance related to all guarantees was not material as of December 31, 2008.

REGULATION

     The Company is subject to changing social, economic and regulatory conditions. From time to time, regulatory authorities or legislative bodies seek to impose additional regulations regarding agent and broker compensation and otherwise expand overall regulation of insurance products and the insurance industry. The ultimate changes and eventual effects of these initiatives on the Company's business, if any, are uncertain.

LEGAL AND REGULATORY PROCEEDINGS AND INQUIRIES

BACKGROUND

     The Company and certain affiliates are involved in a number of lawsuits, regulatory inquiries, and other legal proceedings arising out of various aspects of its business. As background to the "Proceedings" subsection below, please note the following:

     - These matters raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation or otherwise; the fact that some of the lawsuits are putative class actions in which a class has not been certified and in which the purported class may not be clearly defined; the fact that some of the lawsuits involve multi-state class actions in which the applicable law(s) for the claims at issue is in dispute

NOTES TO FINANCIAL STATEMENTS

          and therefore unclear; and the current challenging legal environment faced by large corporations and insurance companies.

     - The outcome on these matters may also be affected by decisions, verdicts, and settlements, and the timing of such decisions, verdicts, and settlements, in other individual and class action lawsuits that involve the Company, other insurers, or other entities and by other legal, governmental, and regulatory actions that involve the Company, other insurers, or other entities.

     - In the lawsuits, plaintiffs seek a variety of remedies including equitable relief in the form of injunctive and other remedies and monetary relief in the form of contractual and extra-contractual damages. In some cases, the monetary damages sought include punitive damages. Often specific information about the relief sought, such as the amount of damages, is not available because plaintiffs have not requested specific relief in their pleadings. In the Company's experience, when specific monetary demands are made in pleadings, they bear little relation to the ultimate loss, if any, to the Company.

     - In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding.

     - For the reasons specified above, it is often not possible to make meaningful estimates of the amount or range of loss that could result from the matters described below in the "Proceedings" subsection. The Company reviews these matters on an ongoing basis and follows the provisions of SFAS No. 5, "Accounting for Contingencies", when making accrual and disclosure decisions. When assessing reasonably possible and probable outcomes, the Company bases its decisions on its assessment of the ultimate outcome following all appeals.

     - Due to the complexity and scope of the matters disclosed in the "Proceedings" subsection below and the many uncertainties that exist, the ultimate outcome of these matters cannot be reasonably predicted. In the event of an unfavorable outcome in one or more of these matters, the ultimate liability may be in excess of amounts currently reserved and may be material to the Company's operating results or cash flows for a particular quarterly or annual period. However, based on information currently known to it, management believes that the ultimate outcome of all matters described below, as they are resolved over time, is not likely to have a material adverse effect on the financial position of the Company.

PROCEEDINGS

     Legal proceedings involving Allstate agencies and AIC may impact the Company, even when the Company is not directly involved, because the Company sells its products through a variety of distribution channels including Allstate agencies. Consequently, information about the more significant of these proceedings is provided in the following paragraph.

     AIC is defending certain matters relating to its agency program reorganization announced in 1999. These matters are in various stages of development.

     - These matters include a lawsuit filed in 2001 by the U.S. Equal Employment Opportunity Commission ("EEOC") alleging retaliation under federal civil rights laws (the "EEOC I" suit) and a class action filed in 2001 by former employee agents alleging retaliation and age discrimination under the Age Discrimination in Employment Act ("ADEA"), breach of contract and ERISA violations (the "Romero I" suit). In 2004, in the consolidated EEOC I and Romero I litigation, the trial court issued a memorandum and order that, among other things, certified classes of agents, including a mandatory class of agents who had signed a release, for purposes of effecting the court's declaratory judgment that the release is voidable at the option of the release signer. The court also ordered that an agent who voids the release must return to AIC "any and all benefits received by the [agent] in exchange for signing the release." The court also stated that, "on the undisputed facts of record, there is no basis for claims of age discrimination." The EEOC and plaintiffs have asked the court to clarify and/or reconsider its memorandum and order and in January 2007, the judge denied their request. In June 2007, the court granted AIC's motions for summary judgment. Following plaintiffs' filing of a notice of appeal, the Third Circuit issued an order in December 2007 stating that the notice of appeal was not taken from a final order within the meaning of the federal law and thus not appealable at this time. In March 2008, the Third Circuit decided that the appeal should not summarily be dismissed and that the question of whether the matter is appealable at this time will be addressed by the Court along with the merits of the appeal.

NOTES TO FINANCIAL STATEMENTS

     - The EEOC also filed another lawsuit in 2004 alleging age discrimination with respect to a policy limiting the rehire of agents affected by the agency program reorganization (the "EEOC II" suit). In EEOC II, in 2006, the court granted partial summary judgment to the EEOC. Although the court did not determine that AIC was liable for age discrimination under the ADEA, it determined that the rehire policy resulted in a disparate impact, reserving for trial the determination on whether AIC had reasonable factors other than age to support the rehire policy. AIC's interlocutory appeal from the partial summary judgment was granted. In June 2008, the Eighth Circuit Court of Appeals affirmed summary judgment in the EEOC's favor. In September 2008, the Court of Appeals granted AIC's petition for rehearing EN BANC and vacated its earlier decision affirming the trial court's grant of summary judgment in favor of the EEOC. The Court of Appeals then dismissed the appeal, determining that it lacked jurisdiction to consider the appeal at this stage in the litigation.

     - AIC is also defending a certified class action filed by former employee agents who terminated their employment prior to the agency program reorganization. Plaintiffs allege that they were constructively discharged so that AIC could avoid paying ERISA and other benefits offered under the reorganization. They claim that the constructive discharge resulted from the implementation of agency standards, including mandatory office hours and a requirement to have licensed staff available during business hours. The court approved the form of class notice which was sent to approximately 1,800 potential class members in November 2007. Fifteen individuals opted out. AIC's motions for judgment on the pleadings were partially granted. In May 2008, the Court granted summary judgment in AIC's favor on all class claims. Plaintiffs moved for reconsideration and in the alternative to decertify the class. AIC opposed this motion and filed a motion for summary judgment with respect to the remaining non-class claim. In August 2008, the court denied plaintiffs' motion to reconsider and to decertify the class. In February 2009, plaintiffs moved to dismiss the sole remaining claim with prejudice which the court promptly granted ending this litigation in the trial court.

     - A putative nationwide class action has also been filed by former employee agents alleging various violations of ERISA, including a worker classification issue. These plaintiffs are challenging certain amendments to the Agents Pension Plan and are seeking to have exclusive agent independent contractors treated as employees for benefit purposes. This matter was dismissed with prejudice by the trial court, was the subject of further proceedings on appeal, and was reversed and remanded to the trial court in 2005. In June 2007, the court granted AIC's motion to dismiss the case. Following plaintiffs' filing of a notice of appeal, the Third Circuit issued an order in December 2007 stating that the notice of appeal was not taken from a final order within the meaning of the federal law and thus not appealable at this time. In March 2008, the Third Circuit decided that the appeal should not summarily be dismissed and that the question of whether the matter is appealable at this time will be addressed by the Court along with the merits of the appeal.

     In all of these various matters, plaintiffs seek compensatory and punitive damages, and equitable relief. AIC has been vigorously defending these lawsuits and other matters related to its agency program reorganization.

OTHER MATTERS

     Various other legal, governmental, and regulatory actions, including state market conduct exams, and other governmental and regulatory inquiries are currently pending that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is the target of a number of lawsuits and proceedings, some of which involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and target a range of the Company's practices. The outcome of these disputes is currently unpredictable. One or more of these matters could have an adverse effect on the Company's operating results or cash flows for a particular quarterly or annual period. However, based on information currently known to it, management believes that the ultimate outcome of all matters described in this "Other Matters" subsection, in excess of amounts currently reserved, as they are resolved over time is not likely to have a material effect on the operating results, cash flows or financial position of the Company.

NOTES TO FINANCIAL STATEMENTS

12.   INCOME TAXES

     The Company joins the Corporation and its other domestic subsidiaries (the "Allstate Group") in the filing of a consolidated federal income tax return and is party to a federal income tax allocation agreement (the "Allstate Tax Sharing Agreement"). Under the Allstate Tax Sharing Agreement, the Company pays to or receives from the Corporation the amount, if any, by which the Allstate Group's federal income tax liability is affected by virtue of inclusion of the Company in the consolidated federal income tax return. Effectively, this results in the Company's annual income tax provision being computed, with adjustments, as if the Company filed a separate return.

     The Internal Revenue Service ("IRS") is currently examining the Allstate Group's 2005 and 2006 federal income tax returns. The statute of limitations has expired on years prior to 2005. Any adjustments that may result from IRS examinations of tax returns are not expected to have a material effect on the results of operations, cash flows or financial position of the Company.

     The Company had no liability for unrecognized tax benefits at December 31, 2008 or 2007, or January 1, 2007, and believes it is reasonably possible that the liability balance will not significantly increase within the next twelve months. No amounts have been accrued for interest or penalties.

     The components of the deferred income tax assets and liabilities at December 31 are as follows:

          ($ IN THOUSANDS)                                          2008             2007
                                                                --------------   --------------
          DEFERRED ASSETS
          Life and annuity reserves                            $       54,957    $      65,519
          Unrealized net capital losses                                58,646               --
          Difference in tax bases of investments                       19,226               --
          Other assets                                                  1,065            2,564
                                                                --------------   --------------

                Total deferred assets                                 133,894           68,083
                                                                --------------   --------------

          DEFERRED LIABILITIES
          DAC                                                         (67,126)         (56,351)
          Unrealized net capital gains                                     --          (35,101)
          Difference in tax bases of investments                           --          (14,993)
          Other liabilities                                            (1,371)          (1,375)
                                                                --------------   --------------

                Total deferred liabilities                            (68,497)        (107,820)
                                                                --------------   --------------

                Net deferred asset  (liability)                $       65,397    $     (39,737)
                                                                ==============   ==============

     Although realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized based on the assumption that certain levels of income will be achieved.
     The components of income tax expense for the years ended December 31 are as follows:

          ($ IN THOUSANDS)                                         2008          2007          2006
                                                               -----------   ------------   ------------
          Current                                             $   16,537    $    23,448    $     16,949
          Deferred                                               (12,532)          (646)            806
                                                               -----------   ------------   ------------
               Total income tax expense                       $    4,005    $    22,802    $     17,755
                                                               ===========   ============   ============

     The Company paid income taxes of $3.6 million, $22.7 million and $23.2 million in 2008, 2007 and 2006, respectively.

     A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the years ended December 31 is as follows:

                                                          2008             2007            2006
                                                     --------------   -------------   -------------
Statutory federal income tax rate                              35.0 %          35.0 %          35.0 %
State income tax expense                                       13.1             2.1             2.7
Dividends received deduction                                   (6.0)           (1.3)           (1.6)
Tax credits                                                    (4.6)           (0.1)           (0.1)
Adjustment for prior year tax liabilities                      (3.4)           (0.5)           (1.9)
Other                                                           0.2              --              --
                                                     --------------   -------------   -------------
Effective income tax rate                                      34.3 %          35.2 %          34.1 %
                                                     ==============   =============   =============

NOTES TO FINANCIAL STATEMENTS

13.  STATUTORY FINANCIAL INFORMATION

     The Company prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the State of New York. The State of New York requires insurance companies domiciled in its state to prepare statutory-basis financial statements in conformity with the NAIC Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the State of New York Insurance Superintendent. Prescribed statutory accounting practices include a variety of publications of the NAIC, as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

      Statutory accounting practices differ from GAAP primarily since they require charging policy acquisition and certain sales inducement costs to expense as incurred, establishing life insurance reserves based on different actuarial assumptions, and valuing investments and establishing deferred taxes on a different basis.

     Statutory net (loss) income for 2008, 2007 and 2006 was $(18.9) million, $38.2 million and $33.4 million, respectively. Statutory capital and surplus was $410.5 million and $462.4 million as of December 31, 2008 and 2007, respectively.

DIVIDENDS

     The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements of the Company and other relevant factors. The payment of shareholder dividends by the Company without the prior approval of the state insurance regulator is limited to formula amounts based on net income and capital and surplus, determined in conformity with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months. During 2009, the Company cannot pay dividends without prior approval of the New York State Insurance Department. In the twelve-month period beginning January 1, 2008, the Company did not pay any dividends.

14.  BENEFIT PLANS

PENSION AND OTHER POSTRETIREMENT PLANS

     The Company utilizes the services of AIC employees. AIC provides various benefits, described in the following paragraphs, to its employees. The Company is allocated an appropriate share of the costs associated with these benefits in accordance with a service and expense agreement.

     Defined pension plans, sponsored by AIC, cover most full-time employees and certain part-time employees. Benefits under the pension plans are based upon the employee's length of service and eligible annual compensation. The Company uses the accrual method for its defined benefit plans in accordance with accepted actuarial methods. AIC's funding policy for the pension plans is to make annual contributions at a minimum level that is at least in accordance with regulations under the Internal Revenue Code and in accordance with generally accepted actuarial principles. The allocated cost to the Company included in net income for the pension plans in 2008, 2007 and 2006 was $1.8 million, $2.3 million and $3.8 million, respectively.

     AIC also provides certain health care and life insurance subsidies for employees hired before January 1, 2003 when they retire ("postretirement benefits"). Qualified employees may become eligible for these benefits if they retire in accordance with AIC's established retirement policy and are continuously insured under AIC's group plans or other approved plans in accordance with the plan's participation requirements. AIC shares the cost of the retiree medical benefits with retirees based on years of service, with AIC's share being subject to a 5% limit on annual medical cost inflation after retirement. AIC has the right to modify or terminate these plans. The allocated cost to the Company included in net income was $339 thousand, $566 thousand and $551 thousand for postretirement benefits other than pension plans in 2008, 2007 and 2006, respectively.

ALLSTATE 401(k) SAVINGS PLAN

     Employees of AIC are eligible to become members of the Allstate 401(k) Savings Plan. The Corporation's contributions are based on the Corporation's matching obligation and certain performance measures. The Company's allocation of profit sharing expense from the Corporation was $667 thousand, $1.5 million and $1.5 million in 2008, 2007 and 2006, respectively.

NOTES TO FINANCIAL STATEMENTS

15.  OTHER COMPREHENSIVE LOSS

     The components of other comprehensive loss on a pre-tax and after-tax basis for the years ended December 31 are as follows:

                                                                                2008
                                                            -------------------------------------------
                                                                                              After-
          ($ IN THOUSANDS)                                      Pre-tax          Tax           tax
                                                            -------------  -------------  -------------
           Unrealized holding losses arising during the
             period, net of related offsets               $    (323,776)  $     113,321  $    (210,455)
           Less: reclassification adjustment of related
                 capital gains and losses                       (55,927)         19,574        (36,353)
                                                            -------------  -------------  -------------
           Unrealized net capital gains and losses             (267,849)         93,747       (174,102)
                                                            -------------  -------------  -------------
           Other comprehensive loss
                                                          $    (267,849)  $      93,747  $    (174,102)
                                                            =============  =============  =============

                                                                                2007
                                                            -------------------------------------------
                                                                                              After-
                                                              Pre-tax          Tax              tax
                                                            -------------  -------------  -------------
           Unrealized holding losses arising during the
             period, net of related offsets               $     (15,895)  $       5,563  $     (10,332)
           Less: reclassification adjustment of related
                 capital gains and losses                         3,874          (1,356)        2,518
                                                            -------------  -------------  -------------
           Unrealized net capital gains and losses              (19,769)          6,919        (12,850)
                                                            -------------  -------------  -------------
           Other comprehensive loss
                                                          $     (19,769)  $       6,919  $     (12,850)
                                                            =============  =============  =============

                                                                                2006
                                                            -------------------------------------------
                                                                                              After-
                                                              Pre-tax          Tax              tax
                                                            -------------  -------------  -------------
           Unrealized holding losses arising during the
             period, net of related offsets               $    (102,314)  $      35,810  $     (66,504)
           Less: reclassification adjustment of realized
                 capital gains and losses                       (23,960)          8,386        (15,574)
                                                            -------------  -------------  -------------
           Unrealized net capital gains and losses              (78,354)         27,424        (50,930)
                                                            -------------  -------------  -------------
           Other comprehensive loss
                                                          $     (78,354)  $      27,424  $     (50,930)
                                                            =============  =============  =============

                  ----------------------------------------------------------
                  ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A FINANCIAL STATEMENTS AS OF DECEMBER 31, 2008 AND FOR THE PERIODS ENDED DECEMBER 31, 2008 AND 2007, AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of Allstate Life Insurance Company of New York:

We have audited the accompanying statements of net assets of each of the individual sub-accounts disclosed in Note 1 which comprise the Allstate Life of New York Variable Life Separate Account A (the "Account") as of December 31, 2008, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended for each of the individual sub-accounts which comprise the Account. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.


We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the Account's fund managers. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the individual sub-accounts disclosed in Note 1 which comprise the Allstate Life of New York Variable Life Separate Account A as of December 31, 2008, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP


Chicago, Illinois
April 17, 2009

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2008
------------------------------------------------------------------------------------------------------------------------------------

                              AIM Variable      AIM Variable      AIM Variable      AIM Variable
                                Insurance         Insurance         Insurance         Insurance        The Alger        The Alger
                                  Funds            Funds             Funds             Funds         American Fund    American Fund
                               Sub-Account      Sub-Account       Sub-Account       Sub-Account       Sub-Account      Sub-Account
                           ----------------- ----------------- ----------------- ----------------- ---------------- ----------------

                                                  AIM V. I.                           AIM V. I.          Alger            Alger
                                AIM V. I.         Capital           AIM V. I.          MidCap           Capital         Large Cap
                               Basic Value      Appreciation      Core Equity       Core Equity      Appreciation        Growth
                           ----------------- ----------------- ----------------- ----------------- ---------------- ----------------
ASSETS
Investments at fair value  $          28,521 $          75,438 $           6,048 $          37,599 $         73,589 $         73,093
                           ----------------- ----------------- ----------------- ----------------- ---------------- ----------------

   Total assets            $          28,521 $          75,438 $           6,048 $          37,599 $         73,589 $         73,093
                           ================= ================= ================= ================= ================ ================

NET ASSETS
Accumulation units         $          28,521 $          75,438 $           6,048 $          37,599 $         73,589 $         73,093
                           ----------------- ----------------- ----------------- ----------------- ---------------- ----------------

   Total net assets        $          28,521 $          75,438 $           6,048 $          37,599 $         73,589 $         73,093
                           ================= ================= ================= ================= ================ ================

FUND SHARE INFORMATION
Number of shares                       6,956             4,466               306             4,377            2,422            2,760
                           ================= ================= ================= ================= ================ ================

Cost of investments        $          64,536 $         109,542 $           7,109 $          56,328 $         91,978 $        105,191
                           ================= ================= ================= ================= ================ ================

ACCUMULATION UNIT
   VALUE
   Lowest                  $            6.40 $            8.13 $            8.24 $           10.25 $          13.95 $           5.83
                           ================= ================= ================= ================= ================ ================

   Highest                 $            6.40 $            8.13 $            8.24 $           10.25 $          13.95 $           8.75
                           ================= ================= ================= ================= ================ ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2008
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                    DWS Investments  DWS Investments
                                The Alger    Alliancebernstein Alliancebernstein Alliancebernstein     Variable         Variable
                              American Fund         Fund              Fund             Fund         Insurance Trust  Insurance Trust
                               Sub-Account      Sub-Account       Sub-Account       Sub-Account       Sub-Account      Sub-Account
                           ----------------- ----------------- ----------------- ----------------- ---------------- ----------------

                                 Alger          VPS Growth &   VPS International VPS International      DWS VIP          DWS VIP
                                 MidCap            Income            Growth            Value          Equity 500        Small Cap
                                 Growth           Class A           Class A           Class A           Index A          Index A
                           ----------------- ----------------- ----------------- ----------------- ---------------- ----------------
ASSETS
Investments at fair value  $          91,951 $             329 $             197 $             224 $         54,123 $         27,439
                           ----------------- ----------------- ----------------- ----------------- ---------------- ----------------

   Total assets            $          91,951 $             329 $             197 $             224 $         54,123 $         27,439
                           ================= ================= ================= ================= ================ ================

NET ASSETS
Accumulation units         $          91,951 $             329 $             197 $             224 $         54,123 $         27,439
                           ----------------- ----------------- ----------------- ----------------- ---------------- ----------------

   Total net assets        $          91,951 $             329 $             197 $             224 $         54,123 $         27,439
                           ================= ================= ================= ================= ================ ================

FUND SHARE INFORMATION
Number of shares                      13,061                25                16                20            5,667            3,180
                           ================= ================= ================= ================= ================ ================

Cost of investments        $         217,186 $             394 $             269 $             223 $         73,067 $         40,982
                           ================= ================= ================= ================= ================ ================

ACCUMULATION UNIT
   VALUE
   Lowest                  $            4.81 $            6.44 $            5.26 $            4.81 $          12.02 $          14.60
                           ================= ================= ================= ================= ================ ================

   Highest                 $           12.23 $            6.44 $            5.26 $            4.81 $          12.02 $          14.60
                           ================= ================= ================= ================= ================ ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2008
------------------------------------------------------------------------------------------------------------------------------------

                                                  Fidelity          Fidelity          Fidelity         Fidelity         Fidelity
                                   DWS            Variable          Variable          Variable         Variable         Variable
                                 Variable        Insurance         Insurance         Insurance         Insurance        Insurance
                                Series II      Products Fund     Products Fund     Products Fund     Products Fund    Products Fund
                               Sub-Account      Sub-Account       Sub-Account       Sub-Account       Sub-Account      Sub-Account
                           ----------------- ----------------- ----------------- ----------------- ---------------- ----------------


                                 DWS VIP          VIP Asset                             VIP
                               Balanced A          Manager       VIP Contrafund    Equity-Income      VIP Growth      VIP Index 500
                           ----------------- ----------------- ----------------- ----------------- ---------------- ----------------
ASSETS
Investments at fair value  $          37,191 $          29,435 $         220,127 $         182,654 $        201,909 $        385,403
                           ----------------- ----------------- ----------------- ----------------- ---------------- ----------------

   Total assets            $          37,191 $          29,435 $         220,127 $         182,654 $        201,909 $        385,403
                           ================= ================= ================= ================= ================ ================

NET ASSETS
Accumulation units         $          37,191 $          29,435 $         220,127 $         182,654 $        201,909 $        385,403
                           ----------------- ----------------- ----------------- ----------------- ---------------- ----------------

   Total net assets        $          37,191 $          29,435 $         220,127 $         182,654 $        201,909 $        385,403
                           ================= ================= ================= ================= ================ ================

FUND SHARE INFORMATION
Number of shares                       2,142             2,855            14,303            13,858            8,581            3,886
                           ================= ================= ================= ================= ================ ================

Cost of investments        $          47,694 $          42,301 $         383,109 $         319,777 $        295,741 $        575,582
                           ================= ================= ================= ================= ================ ================

ACCUMULATION UNIT
   VALUE
   Lowest                  $            8.98 $           11.60 $            6.05 $            5.88 $           5.73 $           9.76
                           ================= ================= ================= ================= ================ ================

   Highest                 $            8.98 $           11.60 $           13.92 $           10.66 $           8.56 $           9.76
                           ================= ================= ================= ================= ================ ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2008
------------------------------------------------------------------------------------------------------------------------------------

                                Fidelity          Fidelity          Fidelity         Fidelity          Fidelity         Fidelity
                                Variable          Variable          Variable         Variable          Variable         Variable
                                Insurance        Insurance         Insurance         Insurance        Insurance        Insurance
                              Products Fund    Products Fund     Products Fund     Products Fund     Products Fund    Products Fund
                               Sub-Account      Sub-Account       Sub-Account       Sub-Account       Sub-Account      Sub-Account
                           ----------------- ----------------- ----------------- ----------------- ---------------- ----------------


                             VIP Index 500     VIP Investment                           VIP                             VIP Real
                             Service Class       Grade Bond       VIP Mid Cap       Money Market      VIP Overseas       Estate
                           ----------------- ----------------- ----------------- ----------------- ---------------- ----------------
ASSETS
Investments at fair value  $           1,417 $         138,244 $             100 $         111,609 $         85,397 $            329
                           ----------------- ----------------- ----------------- ----------------- ---------------- ----------------

   Total assets            $           1,417 $         138,244 $             100 $         111,609 $         85,397 $            329
                           ================= ================= ================= ================= ================ ================

NET ASSETS
Accumulation units         $           1,417 $         138,244 $             100 $         111,609 $         85,397 $            329
                           ----------------- ----------------- ----------------- ----------------- ---------------- ----------------

   Total net assets        $           1,417 $         138,244 $             100 $         111,609 $         85,397 $            329
                           ================= ================= ================= ================= ================ ================

FUND SHARE INFORMATION
Number of shares                          14            11,676                 5           111,609            7,017               40
                           ================= ================= ================= ================= ================ ================

Cost of investments        $           1,528 $         145,474 $             125 $         111,609 $        137,861 $            352
                           ================= ================= ================= ================= ================ ================

ACCUMULATION UNIT
   VALUE
   Lowest                  $            6.52 $            9.59 $            6.34 $           10.18 $          11.54 $           5.35
                           ================= ================= ================= ================= ================ ================

   Highest                 $            6.52 $           11.67 $            6.34 $           14.46 $          11.54 $           5.35
                           ================= ================= ================= ================= ================ ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2008
------------------------------------------------------------------------------------------------------------------------------------

                                Franklin          Franklin          Franklin         Franklin
                               Templeton         Templeton         Templeton         Templeton         Ibbotson         Ibbotson
                                 Fund              Fund               Fund             Fund              Fund             Fund
                              Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account      Sub-Account
                           ----------------- ----------------- ----------------- ----------------- ---------------- ----------------
                                                                                                      Aggressive
                               VIP Global                          VIP Small       VIP Strategic        Growth          Balanced
                                 Income          VIP Income        Cap Value           Income          ETF Asset        ETF Asset
                               Securities        Securities        Securities        Securities       Allocation       Allocation
                           ----------------- ----------------- ----------------- ----------------- ---------------- ----------------
ASSETS
Investments at fair value  $             124 $             213 $             548 $             114 $          1,485 $          1,103
                           ----------------- ----------------- ----------------- ----------------- ---------------- ----------------

   Total assets            $             124 $             213 $             548 $             114 $          1,485 $          1,103
                           ================= ================= ================= ================= ================ ================

NET ASSETS
Accumulation units         $             124 $             213 $             548 $             114 $          1,485 $          1,103
                           ----------------- ----------------- ----------------- ----------------- ---------------- ----------------

   Total net assets        $             124 $             213 $             548 $             114 $          1,485 $          1,103
                           ================= ================= ================= ================= ================ ================

FUND SHARE INFORMATION
Number of shares                           7                18                51                11              234              144
                           ================= ================= ================= ================= ================ ================

Cost of investments        $             120 $             246 $             619 $             121 $          1,698 $          1,147
                           ================= ================= ================= ================= ================ ================

ACCUMULATION UNIT
   VALUE
   Lowest                  $           10.12 $            6.99 $            6.57 $            8.67 $           6.55 $           7.66
                           ================= ================= ================= ================= ================ ================

   Highest                 $           10.12 $            6.99 $            6.57 $            8.67 $           6.55 $           7.66
                           ================= ================= ================= ================= ================ ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2008
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                       Janus Aspen
                                Ibbotson          Ibbotson          Ibbotson        Janus Aspen       Janus Aspen        Series
                                  Fund              Fund             Fund              Series           Series      (Service Shares)
                               Sub-Account      Sub-Account       Sub-Account       Sub-Account       Sub-Account      Sub-Account
                           ----------------- ----------------- ----------------- ----------------- ---------------- ----------------

                              Conservative         Growth       Income & Growth
                                ETF Asset        ETF Asset         ETF Asset           Forty         International      Balanced
                               Allocation        Allocation        Allocation        Portfolio          Growth      (Service Shares)
                           ----------------- ----------------- ----------------- ----------------- ---------------- ----------------
ASSETS
Investments at fair value  $             837 $          19,294 $           1,558 $          13,824 $            224 $        100,115
                           ----------------- ----------------- ----------------- ----------------- ---------------- ----------------

   Total assets            $             837 $          19,294 $           1,558 $          13,824 $            224 $        100,115
                           ================= ================= ================= ================= ================ ================

NET ASSETS
Accumulation units         $             837 $          19,294 $           1,558 $          13,824 $            224 $        100,115
                           ----------------- ----------------- ----------------- ----------------- ---------------- ----------------

   Total net assets        $             837 $          19,294 $           1,558 $          13,824 $            224 $        100,115
                           ================= ================= ================= ================= ================ ================

FUND SHARE INFORMATION
Number of shares                          86             2,784               185               602                8            4,215
                           ================= ================= ================= ================= ================ ================

Cost of investments        $             819 $          19,166 $           1,680 $          19,080 $            224 $        116,173
                           ================= ================= ================= ================= ================ ================

ACCUMULATION UNIT
   VALUE
   Lowest                  $            9.32 $            6.97 $            8.50 $           10.85 $           4.69 $          13.90
                           ================= ================= ================= ================= ================ ================

   Highest                 $            9.32 $            6.97 $            8.50 $           10.85 $           4.69 $          13.90
                           ================= ================= ================= ================= ================ ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2008
------------------------------------------------------------------------------------------------------------------------------------

                              Janus Aspen       Janus Aspen       Janus Aspen       Janus Aspen       Janus Aspen        Lazard
                                 Series           Series            Series            Series            Series         Retirement
                            (Service Shares)  (Service Shares)  (Service Shares)  (Service Shares) (Service Shares)   Series, Inc.
                               Sub-Account      Sub-Account       Sub-Account       Sub-Account       Sub-Account      Sub-Account
                           ----------------- ----------------- ----------------- ----------------- ---------------- ----------------

                             International        Mid Cap         Risk-Managed         Small           Worldwide        Emerging
                                 Growth            Value              Core         Company Value        Growth           Markets
                            (Service Shares)  (Service Shares)  (Service Shares)  (Service Shares) (Service Shares)      Equity
                           ----------------- ----------------- ----------------- ----------------- ---------------- ----------------
ASSETS
Investments at fair value  $          25,799 $          38,380 $           1,904 $          25,050 $         16,459 $         11,654
                           ----------------- ----------------- ----------------- ----------------- ---------------- ----------------

   Total assets            $          25,799 $          38,380 $           1,904 $          25,050 $         16,459 $         11,654
                           ================= ================= ================= ================= ================ ================

NET ASSETS
Accumulation units         $          25,799 $          38,380 $           1,904 $          25,050 $         16,459 $         11,654
                           ----------------- ----------------- ----------------- ----------------- ---------------- ----------------

   Total net assets        $          25,799 $          38,380 $           1,904 $          25,050 $         16,459 $         11,654
                           ================= ================= ================= ================= ================ ================

FUND SHARE INFORMATION
Number of shares                         992             3,607               240             2,237              862            1,006
                           ================= ================= ================= ================= ================ ================

Cost of investments        $          53,761 $          56,383 $           2,894 $          37,708 $         24,044 $         20,258
                           ================= ================= ================= ================= ================ ================

ACCUMULATION UNIT
   VALUE
   Lowest                  $            4.71 $           11.18 $            9.54 $            8.12 $          10.57 $          26.44
                           ================= ================= ================= ================= ================ ================

   Highest                 $            4.71 $           11.18 $            9.54 $            8.12 $          10.57 $          26.44
                           ================= ================= ================= ================= ================ ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2008
------------------------------------------------------------------------------------------------------------------------------------

                               Legg Mason        Legg Mason        Legg Mason
                                Partners          Partners          Partners        MFS Variable     MFS Variable     MFS Variable
                                Variable          Variable          Variable         Insurance         Insurance        Insurance
                           Portfolios I, Inc Portfolios I, Inc Portfolios I, Inc       Trust             Trust            Trust
                              Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account      Sub-Account
                           ----------------- ----------------- ----------------- ----------------- ---------------- ----------------
                               Legg Mason        Legg Mason        Legg Mason
                                Variable      Variable Global       Variable                         MFS Investors
                              Fundamental        High Yield        Investors            MFS             Growth        MFS Investors
                                 Value            Bond II         Portfolio I       High Income          Stock            Trust
                           ----------------- ----------------- ----------------- ----------------- ---------------- ----------------
ASSETS
Investments at fair value  $          41,452 $          34,343 $           6,348 $          24,306 $         11,106 $          3,398
                           ----------------- ----------------- ----------------- ----------------- ---------------- ----------------

   Total assets            $          41,452 $          34,343 $           6,348 $          24,306 $         11,106 $          3,398
                           ================= ================= ================= ================= ================ ================

NET ASSETS
Accumulation units         $          41,452 $          34,343 $           6,348 $          24,306 $         11,106 $          3,398
                           ----------------- ----------------- ----------------- ----------------- ---------------- ----------------

   Total net assets        $          41,452 $          34,343 $           6,348 $          24,306 $         11,106 $          3,398
                           ================= ================= ================= ================= ================ ================

FUND SHARE INFORMATION
Number of shares                       3,089             6,480               625             3,901            1,564              232
                           ================= ================= ================= ================= ================ ================

Cost of investments        $          66,145 $          55,988 $           9,817 $          34,769 $         15,814 $          4,753
                           ================= ================= ================= ================= ================ ================

ACCUMULATION UNIT
   VALUE
   Lowest                  $            6.09 $            8.77 $            9.31 $            8.90 $           8.69 $           9.69
                           ================= ================= ================= ================= ================ ================

   Highest                 $            6.09 $            8.77 $            9.31 $            8.90 $           8.69 $           9.69
                           ================= ================= ================= ================= ================ ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2008
------------------------------------------------------------------------------------------------------------------------------------

                              MFS Variable      MFS Variable      MFS Variable      MFS Variable      Oppenheimer      Oppenheimer
                               Insurance         Insurance         Insurance         Insurance         Variable         Variable
                                 Trust             Trust             Trust             Trust         Account Funds    Account Funds
                              Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account      Sub-Account
                           ----------------- ----------------- ----------------- ----------------- ---------------- ----------------
                                                                                                      Oppenheimer
                                                                                                      Main Street      Oppenheimer
                                MFS New          MFS Total                                             Small Cap          MidCap
                               Discovery           Return        MFS Utilities       MFS Value          Growth            Fund
                           ----------------- ----------------- ----------------- ----------------- ---------------- ----------------
ASSETS
Investments at fair value  $          44,595 $          27,569 $          26,844 $          20,648 $        181,701 $         21,146
                           ----------------- ----------------- ----------------- ----------------- ---------------- ----------------

   Total assets            $          44,595 $          27,569 $          26,844 $          20,648 $        181,701 $         21,146
                           ================= ================= ================= ================= ================ ================

NET ASSETS
Accumulation units         $          44,595 $          27,569 $          26,844 $          20,648 $        181,701 $         21,146
                           ----------------- ----------------- ----------------- ----------------- ---------------- ----------------

   Total net assets        $          44,595 $          27,569 $          26,844 $          20,648 $        181,701 $         21,146
                           ================= ================= ================= ================= ================ ================

FUND SHARE INFORMATION
Number of shares                       5,419             1,788             1,472             2,116           17,061              768
                           ================= ================= ================= ================= ================ ================

Cost of investments        $          74,685 $          35,503 $          36,628 $          27,477 $        272,875 $         35,544
                           ================= ================= ================= ================= ================ ================

ACCUMULATION UNIT
   VALUE
   Lowest                  $           13.29 $           14.65 $           22.22 $           10.62 $          14.21 $           6.61
                           ================= ================= ================= ================= ================ ================

   Highest                 $           13.29 $           14.65 $           22.22 $           10.62 $          14.21 $           6.61
                           ================= ================= ================= ================= ================ ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2008
------------------------------------------------------------------------------------------------------------------------------------

                              Oppenheimer                        PIMCO Advisors    PIMCO Advisors
                               Variable       Panorama Series      Variable           Variable      PIMCO Variable   PIMCO Variable
                             Account Funds       Fund, Inc.     Insurance Trust   Insurance Trust   Insurance Trust  Insurance Trust
                              Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account      Sub-Account
                           ----------------- ----------------- ----------------- ----------------- ---------------- ----------------

                              Oppenheimer       Oppenheimer
                                 Global        International
                               Securities          Growth        NACM Small Cap    OpCap Balanced    Foreign Bond     Money Market
                           ----------------- ----------------- ----------------- ----------------- ---------------- ----------------
ASSETS
Investments at fair value  $         113,449 $          29,105 $          25,686 $           6,359 $         27,987 $        156,049
                           ----------------- ----------------- ----------------- ----------------- ---------------- ----------------

   Total assets            $         113,449 $          29,105 $          25,686 $           6,359 $         27,987 $        156,049
                           ================= ================= ================= ================= ================ ================

NET ASSETS
Accumulation units         $         113,449 $          29,105 $          25,686 $           6,359 $         27,987 $        156,049
                           ----------------- ----------------- ----------------- ----------------- ---------------- ----------------

   Total net assets        $         113,449 $          29,105 $          25,686 $           6,359 $         27,987 $        156,049
                           ================= ================= ================= ================= ================ ================

FUND SHARE INFORMATION
Number of shares                       5,667            24,054             1,915             1,082            2,921          156,049
                           ================= ================= ================= ================= ================ ================

Cost of investments        $         173,778 $          37,185 $          49,409 $          10,438 $         29,384 $        156,049
                           ================= ================= ================= ================= ================ ================

ACCUMULATION UNIT
   VALUE
   Lowest                  $            9.94 $            5.96 $            8.90 $            8.16 $          12.50 $          11.70
                           ================= ================= ================= ================= ================ ================

   Highest                 $            9.94 $           19.63 $            8.90 $            8.16 $          12.50 $          11.70
                           ================= ================= ================= ================= ================ ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2008
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      T. Rowe Price
                             PIMCO Variable    PIMCO Variable   Putnam Variable   Putnam Variable        Rydex           Equity
                            Insurance Trust   Insurance Trust   Trust (Class IA)  Trust (Class IA)  Variable Trust    Series, Inc.
                              Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account      Sub-Account
                           ----------------- ----------------- ----------------- ----------------- ---------------- ----------------
                                                                                 VT International
                                                                                    Growth and                       T. Rowe Price
                                 PIMCO            PIMCO          VT High Yield        Income         Rydex Sector      Blue Chip
                              Real Return      Total Return        (Class IA)       (Class IA)         Rotation          Growth
                           ----------------- ----------------- ----------------- ----------------- ---------------- ----------------
ASSETS
Investments at fair value  $          51,199 $         127,195 $          29,338 $           9,873 $         22,461 $         45,141
                           ----------------- ----------------- ----------------- ----------------- ---------------- ----------------

   Total assets            $          51,199 $         127,195 $          29,338 $           9,873 $         22,461 $         45,141
                           ================= ================= ================= ================= ================ ================

NET ASSETS
Accumulation units         $          51,199 $         127,195 $          29,338 $           9,873 $         22,461 $         45,141
                           ----------------- ----------------- ----------------- ----------------- ---------------- ----------------

   Total net assets        $          51,199 $         127,195 $          29,338 $           9,873 $         22,461 $         45,141
                           ================= ================= ================= ================= ================ ================

FUND SHARE INFORMATION
Number of shares                       4,547            12,337             5,844             1,371            2,482            6,658
                           ================= ================= ================= ================= ================ ================

Cost of investments        $          56,638 $         127,548 $          42,556 $          18,243 $         29,729 $         64,997
                           ================= ================= ================= ================= ================ ================

ACCUMULATION UNIT
   VALUE
   Lowest                  $           11.47 $           14.22 $           11.99 $           15.43 $          13.95 $           8.21
                           ================= ================= ================= ================= ================ ================

   Highest                 $           11.47 $           14.22 $           11.99 $           15.43 $          13.95 $           8.21
                           ================= ================= ================= ================= ================ ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2008
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                         Van Eck
                             T. Rowe Price     The Universal     The Universal     The Universal     The Universal      Worldwide
                                 Equity        Institutional     Institutional     Institutional     Institutional      Insurance
                              Series, Inc.      Funds, Inc.       Funds, Inc.       Funds, Inc.       Funds, Inc.         Trust
                              Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account      Sub-Account
                           ----------------- ----------------- ----------------- ----------------- ---------------- ----------------
                                                                                                                         Van Eck
                                                 Van Kampen        Van Kampen                         Van Kampen        Worldwide
                             T. Rowe Price          UIF           UIF Emerging       Van Kampen        UIF U.S.         Absolute
                             Equity Income     Capital Growth    Markets Equity    UIF High Yield     Real Estate        Return
                           ----------------- ----------------- ----------------- ----------------- ---------------- ----------------
ASSETS
Investments at fair value  $         127,992 $          16,385 $             225 $          13,253 $         39,354 $         11,202
                           ----------------- ----------------- ----------------- ----------------- ---------------- ----------------

   Total assets            $         127,992 $          16,385 $             225 $          13,253 $         39,354 $         11,202
                           ================= ================= ================= ================= ================ ================

NET ASSETS
Accumulation units         $         127,992 $          16,385 $             225 $          13,253 $         39,354 $         11,202
                           ----------------- ----------------- ----------------- ----------------- ---------------- ----------------

   Total net assets        $         127,992 $          16,385 $             225 $          13,253 $         39,354 $         11,202
                           ================= ================= ================= ================= ================ ================

FUND SHARE INFORMATION
Number of shares                       8,926             1,608                29             1,463            4,793            1,243
                           ================= ================= ================= ================= ================ ================

Cost of investments        $         195,360 $          24,398 $             223 $          18,856 $         81,476 $         12,365
                           ================= ================= ================= ================= ================ ================

ACCUMULATION UNIT
   VALUE
   Lowest                  $           13.17 $            8.12 $            4.61 $           11.67 $          15.93 $           9.78
                           ================= ================= ================= ================= ================ ================

   Highest                 $           13.17 $            8.12 $            4.61 $           11.67 $          15.93 $           9.78
                           ================= ================= ================= ================= ================ ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2008
------------------------------------------------------------------------------------------------------------------------------------

                                Van Eck           Van Eck
                               Worldwide         Worldwide         Van Kampen        Van Kampen       Van Kampen
                               Insurance         Insurance      Life Investment   Life Investment   Life Investment
                                 Trust             Trust             Trust             Trust       Trust (Class II)
                              Sub-Account       Sub-Account       Sub-Account       Sub-Account       Sub-Account
                           ----------------- ----------------- ----------------- ----------------- ----------------
                                Van Eck
                               Worldwide          Van Eck                                             LIT Mid Cap
                                Emerging         Worldwide                           LIT Growth         Growth
                                Markets         Hard Assets      LIT Government      and Income       (Class II)
                           ----------------- ----------------- ----------------- ----------------- ----------------
ASSETS
Investments at fair value  $          27,559 $          22,141 $          19,608 $          71,895 $         21,399
                           ----------------- ----------------- ----------------- ----------------- ----------------

   Total assets            $          27,559 $          22,141 $          19,608 $          71,895 $         21,399
                           ================= ================= ================= ================= ================

NET ASSETS
Accumulation units         $          27,559 $          22,141 $          19,608 $          71,895 $         21,399
                           ----------------- ----------------- ----------------- ----------------- ----------------

   Total net assets        $          27,559 $          22,141 $          19,608 $          71,895 $         21,399
                           ================= ================= ================= ================= ================

FUND SHARE INFORMATION
Number of shares                       4,687             1,181             2,113             5,233           10,490
                           ================= ================= ================= ================= ================

Cost of investments        $          71,000 $          35,702 $          19,452 $          98,923 $         43,450
                           ================= ================= ================= ================= ================

ACCUMULATION UNIT
   VALUE
   Lowest                  $           11.37 $           18.67 $           12.15 $            7.03 $           8.20
                           ================= ================= ================= ================= ================

   Highest                 $           11.37 $           18.67 $           12.15 $           13.84 $           8.20
                           ================= ================= ================= ================= ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008
------------------------------------------------------------------------------------------------------------------------------------

                        AIM Variable       AIM Variable       AIM Variable       AIM Variable
                         Insurance          Insurance          Insurance          Insurance          The Alger         The Alger
                           Funds              Funds              Funds              Funds          American Fund     American Fund
                        Sub-Account        Sub-Account        Sub-Account        Sub-Account        Sub-Account       Sub-Account
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

                                             AIM V. I.                            AIM V. I.            Alger            Alger
                         AIM V. I.            Capital           AIM V. I.          MidCap             Capital         Large Cap
                        Basic Value        Appreciation       Core Equity        Core Equity     Appreciation (a)     Growth (b)
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------
NET INVESTMENT
   INCOME (LOSS)
Dividends            $             422  $               -  $              96  $             762  $              -  $            210

      Net investment
         income
         (loss)                    422                  -                 96                762                 -               210
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains
   (losses) on fund
   shares:
      Proceeds from
         sales                   3,929              7,991                607             11,790            19,189             5,988
      Cost of
         investments
         sold                    5,954              9,363                647             11,963            18,953             6,033
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

      Realized gains
         (losses) on
         fund shares            (2,025)            (1,372)               (40)              (173)              236               (45)

Realized gain
   distributions                 9,121                  -                  -              5,540                 -                 -
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

      Net realized
         gains
         (losses)                7,096             (1,372)               (40)             5,367               236               (45)

Change in unrealized
   gains (losses)              (34,856)           (44,200)            (1,116)           (20,318)          (61,051)          (56,916)
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

      Net realized
         and
         unrealized
         gains
         (losses) on
         investments           (27,760)           (45,572)            (1,156)           (14,951)          (60,815)          (56,961)
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

INCREASE (DECREASE)
   IN NET ASSETS
   FROM OPERATIONS   $         (27,338) $         (45,572) $          (1,060) $         (14,189) $        (60,815) $        (56,751)
                     =================  =================  =================  =================  ================  ================

(a) Previously known as Alger Leveraged AllCap
(b) Previously known as Alger Growth

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                  DWS Investments   DWS Investments
                         The Alger      Alliancebernstein  Alliancebernstein  Alliancebernstein      Variable           Variable
                       American Fund           Fund              Fund               Fund          Insurance Trust   Insurance Trust
                        Sub-Account        Sub-Account        Sub-Account        Sub-Account        Sub-Account       Sub-Account
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

                           Alger           VPS Growth &    VPS International  VPS International       DWS VIP           DWS VIP
                          MidCap              Income            Growth              Value           Equity 500         Small Cap
                          Growth           Class A (c)        Class A (c)        Class A (c)          Index A           Index A
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------
NET INVESTMENT
   INCOME (LOSS)
Dividends            $             218  $               -  $               -  $               -  $          1,638  $            654

      Net investment
         income
         (loss)                    218                  -                  -                  -             1,638               654
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains
   (losses) on
   fund shares:
      Proceeds from
         sales                   9,165                  -                  -                  -            13,827            14,038
      Cost of
         investments
         sold                   13,967                  -                  -                  -            13,827            16,324
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

      Realized gains
         (losses) on
         fund shares            (4,802)                 -                  -                  -                 -            (2,286)

Realized gain
   distributions                45,210                  -                  -                  -                 -             4,157
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

      Net realized
         gains
         (losses)               40,408                  -                  -                  -                 -             1,871

Change in unrealized
   gains (losses)             (150,372)               (65)               (73)                 1           (30,930)          (14,975)
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

      Net realized
         and
         unrealized
         gains
         (losses) on
         investments          (109,964)               (65)               (73)                 1           (30,930)          (13,104)
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

INCREASE (DECREASE)
   IN NET ASSETS
   FROM OPERATIONS   $        (109,746) $             (65) $             (73) $               1  $        (29,292) $        (12,450)
                     =================  =================  =================  =================  ================  ================

(c) For period beginning May 1, 2008 and ended December 31, 2008

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008
------------------------------------------------------------------------------------------------------------------------------------

                                             Fidelity           Fidelity          Fidelity           Fidelity           Fidelity
                             DWS             Variable           Variable          Variable           Variable           Variable
                          Variable          Insurance           Insurance         Insurance          Insurance         Insurance
                          Series II       Products Fund       Products Fund     Products Fund      Products Fund     Products Fund
                         Sub-Account       Sub-Account         Sub-Account       Sub-Account        Sub-Account       Sub-Account
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------


                           DWS VIP          VIP Asset                                VIP
                         Balanced A          Manager         VIP Contrafund     Equity-Income       VIP Growth       VIP Index 500
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------
NET INVESTMENT
   INCOME (LOSS)
Dividends            $           1,644  $           1,012  $           3,074  $           6,658  $          2,529  $         11,263

      Net investment
         income
         (loss)                  1,644              1,012              3,074              6,658             2,529            11,263
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains
   (losses) on
   fund shares:
      Proceeds from
         sales                   4,167              8,497             29,914              7,519            12,645            18,149
      Cost of
         investments
         sold                    4,619              9,430             38,118              9,614            11,971            22,396
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

      Realized gains
         (losses) on
         fund shares              (452)              (933)            (8,204)            (2,095)              674            (4,247)

Realized gain
   distributions                     -              3,456              7,051                200                 -             3,599
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

      Net realized
         gains
         (losses)                 (452)             2,523             (1,153)            (1,895)              674              (648)

Change in unrealized
   gains (losses)              (14,623)           (14,900)          (142,439)          (121,825)         (163,315)         (207,814)
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

      Net realized
         and
         unrealized
         gains
         (losses) on
         investments           (15,075)           (12,377)          (143,592)          (123,720)         (162,641)         (208,462)
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

INCREASE (DECREASE)
   IN NET ASSETS
   FROM OPERATIONS   $         (13,431) $         (11,365) $        (140,518) $        (117,062) $       (160,112) $       (197,199)
                     =================  =================  =================  =================  ================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008
------------------------------------------------------------------------------------------------------------------------------------

                          Fidelity           Fidelity           Fidelity           Fidelity          Fidelity          Fidelity
                          Variable           Variable           Variable           Variable          Variable          Variable
                         Insurance          Insurance          Insurance          Insurance          Insurance         Insurance
                       Products Fund      Products Fund      Products Fund      Products Fund      Products Fund     Products Fund
                        Sub-Account        Sub-Account        Sub-Account        Sub-Account        Sub-Account       Sub-Account
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------


                       VIP Index 500      VIP Investment                             VIP                               VIP Real
                     Service Class (c)      Grade Bond      VIP Mid Cap (c)     Money Market       VIP Overseas       Estate (c)
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------
NET INVESTMENT
   INCOME (LOSS)
Dividends            $              38  $           4,779  $               -  $           2,614  $          3,247  $             12

      Net investment
         income
         (loss)                     38              4,779                  -              2,614             3,247                12
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains
   (losses) on fund
   shares:
      Proceeds from
         sales                       -             16,082                  -             24,736             3,623                 -
      Cost of
         investments
         sold                        -             16,686                  -             24,736             4,811                 -
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

      Realized gains
         (losses) on
         fund shares                 -               (604)                 -                  -            (1,188)                -

Realized gain
   distributions                     -                 93                  -                  -            10,537                 5
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

      Net realized
         gains
         (losses)                    -               (511)                 -                  -             9,349                 5

Change in unrealized
   gains (losses)                 (111)            (8,959)               (24)                 -           (67,547)              (23)
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

      Net realized
         and
         unrealized
         gains
         (losses) on
         investments              (111)            (9,470)               (24)                 -           (58,198)              (18)
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

INCREASE (DECREASE)
   IN NET ASSETS
   FROM OPERATIONS   $             (73) $          (4,691) $             (24) $           2,614  $        (54,951) $             (6)
                     =================  =================  =================  =================  ================  ================

(c)  For period beginning May 1, 2008 and ended December 31, 2008

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008
------------------------------------------------------------------------------------------------------------------------------------

                          Franklin           Franklin           Franklin           Franklin
                         Templeton          Templeton          Templeton          Templeton
                        Investments        Investments        Investments        Investments         Ibbotson          Ibbotson
                        Sub-Account        Sub-Account        Sub-Account        Sub-Account        Sub-Account       Sub-Account
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------
                                                                                                    Aggressive
                         VIP Global                            VIP Small        VIP Strategic         Growth           Balanced
                           Income           VIP Income         Cap Value            Income           ETF Asset         ETF Asset
                      Securitites (c)    Securitites (c)    Securitites (c)    Securitites (c)    Allocation (c)    Allocation (c)
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------
NET INVESTMENT
   INCOME (LOSS)
Dividends            $               -  $               -  $               -  $              -   $              8  $             16

      Net investment
         income
         (loss)                      -                  -                  -                 -                  8                16
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains
   (losses) on fund
   shares:
      Proceeds from
         sales                       -                  -                  -                 -                351                67
      Cost of
         investments
         sold                        -                  -                  -                 -                401                74
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

      Realized gains
         (losses) on
         fund shares                 -                  -                  -                 -                (50)               (7)

Realized gain
   distributions                     -                  -                  -                 -                  -                 -
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

      Net realized
         gains
         (losses)                    -                  -                  -                 -                (50)               (7)

Change in unrealized
   gains (losses)                    4                (33)               (70)               (7)              (212)              (43)
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

      Net realized
         and
         unrealized
         gains
         (losses) on
         investments                 4                (33)               (70)               (7)              (262)              (50)
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

INCREASE (DECREASE)
   IN NET ASSETS
   FROM OPERATIONS   $               4  $             (33) $             (70) $             (7) $            (254) $            (34)
                     =================  =================  =================  =================  ================  ================

(c)  For period beginning May 1, 2008 and ended December 31, 2008

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                    Janus Aspen
                                                                                 Janus Aspen          Series
                          Ibbotson           Ibbotson           Ibbotson            Series       (Service Shares)
                         Sub-Account       Sub-Account        Sub-Account        Sub-Account        Sub-Account
                     -----------------  -----------------  -----------------  -----------------  ----------------

                        Conservative          Growth        Income & Growth
                         ETF Asset          ETF Asset          ETF Asset            Forty            Balanced
                       Allocation (c)     Allocation (c)     Allocation (c)       Portfolio      (Service Shares)
                     -----------------  -----------------  -----------------  -----------------  ----------------
NET INVESTMENT
   INCOME (LOSS)
Dividends            $               7  $              20  $              54  $              28  $          2,601

   Net investment
      income (loss)                  7                 20                 54                 28             2,601
                     -----------------  -----------------  -----------------  -----------------  ----------------
NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains
   (losses) on fund
   shares:
      Proceeds from
         sales                       -                603                197              6,487             8,050
      Cost of
         investments
         sold                        -                599                212              6,243             7,955
                     -----------------  -----------------  -----------------  -----------------  ----------------

      Realized gains
         (losses) on
         fund shares                 -                  4                (15)               244                95

Realized gain
   distributions                     -                  3                  -                  -             6,833
                     -----------------  -----------------  -----------------  -----------------  ----------------

      Net realized
         gains
         (losses)                    -                  7                (15)               244             6,928

Change in unrealized
   gains (losses)                   18                129               (122)           (10,360)          (27,519)
                     -----------------  -----------------  -----------------  -----------------  ----------------

      Net realized
         and
         unrealized
         gains
         (losses) on
         investments                18                136               (137)           (10,116)          (20,591)
                     -----------------  -----------------  -----------------  -----------------  ----------------

INCREASE (DECREASE)
   IN NET ASSETS
   FROM OPERATIONS   $              25  $             156  $             (83) $         (10,088) $        (17,990)
                     =================  =================  =================  =================  ================

(c)  For period beginning May 1, 2008 and ended December 31, 2008

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008
------------------------------------------------------------------------------------------------------------------------------------

                         Janus Aspen       Janus Aspen         Janus Aspen        Janus Aspen       Janus Aspen      Janus Aspen
                           Series             Series             Series             Series            Series            Series
                      (Service Shares)   (Service Shares)   (Service Shares)   (Service Shares)  (Service Shares)  (Service Shares)
                         Sub-Account       Sub-Account         Sub-Account        Sub-Account       Sub-Account      Sub-Account
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

                           Foreign        International
                            Stock             Growth            Mid Cap          Risk-Managed          Small           Worldwide
                      (Service Shares)   (Service Shares)        Value               Core          Company Value        Growth
                          (d) (e)            (c) (e)        (Service Shares)   (Service Shares)  (Service Shares)  (Service Shares)
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------
NET INVESTMENT
   INCOME (LOSS)
Dividends            $           1,262  $             912  $           1,478  $              17  $              -  $            222

      Net investment
         income
         (loss)                  1,262                912              1,478                 17                 -               222
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains
   (losses) on
   fund shares:
      Proceeds from
         sales                  41,365              2,994              7,853                585            19,356             1,233
      Cost of
         investments
         sold                   40,001              4,849              8,973                730            28,540             1,208
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

      Realized gains
         (losses) on
         fund shares             1,364             (1,855)            (1,120)              (145)           (9,184)               25

Realized gain
   distributions                   442              4,890              3,766                142               851                 -
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

      Net realized
         gains
         (losses)                1,806              3,035              2,646                 (3)           (8,333)               25

Change in unrealized
   gains (losses)               (4,951)           (27,961)           (18,048)              (994)          (10,288)          (11,799)
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

      Net realized
         and
         unrealized
         gains
         (losses) on
         investments            (3,145)           (24,926)           (15,402)              (997)          (18,621)          (11,774)
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

INCREASE (DECREASE)
   IN NET ASSETS
   FROM OPERATIONS   $          (1,883) $         (24,014) $         (13,924) $            (980) $        (18,621) $        (11,552)
                     =================  =================  =================  =================  ================  ================

(c)  For period beginning May 1, 2008 and ended December 31, 2008
(d)  For period beginning January 1, 2008 and ended May 1, 2008
(e)  On May 1, 2008 Foreign Stock (Service Shares) merged into International Growth (Service Shares)

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008
-----------------------------------------------------------------------------------------------------------------------------------

                                            Legg Mason        Legg Mason         Legg Mason
                           Lazard            Partners          Partners           Partners         MFS Variable       MFS Variable
                         Retirement          Variable          Variable           Variable           Insurance         Insurance
                        Series, Inc.    Portfolios I, Inc  Portfolios I, Inc  Portfolios I, Inc        Trust             Trust
                         Sub-Account       Sub-Account        Sub-Account        Sub-Account        Sub-Account       Sub-Account
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------
                                            Legg Mason        Legg Mason         Legg Mason
                          Emerging           Variable       Variable Global       Variable                           MFS Investors
                           Markets         Fundamental        High Yield          Investors             MFS              Growth
                         Equity (f)           Value             Bond II          Portfolio I        High Income          Stock
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------
NET INVESTMENT
   INCOME (LOSS)
Dividends            $             433  $             977  $           4,964  $             117  $          2,019  $             76

      Net investment
         income
         (loss)                    433                977              4,964                117             2,019                76
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains
   (losses) on
   fund shares:
      Proceeds from
         sales                   8,727              8,490              3,630              1,399             1,917             3,184
      Cost of
         investments
         sold                    7,960             10,875              4,747              1,838             2,248             3,944
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

      Realized gains
         (losses) on
         fund shares               767             (2,385)            (1,117)              (439)             (331)             (760)

Realized gain
   distributions                 1,179                 37                  -                227                 -               622
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

      Net realized
         gains
         (losses)                1,946             (2,348)            (1,117)              (212)             (331)             (138)

Change in unrealized
   gains (losses)              (12,778)           (19,395)           (18,507)            (3,263)          (10,151)           (6,166)
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

      Net realized
         and
         unrealized
         gains
         (losses) on
         investments           (10,832)           (21,743)           (19,624)            (3,475)          (10,482)           (6,304)
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

INCREASE (DECREASE)
   IN NET ASSETS
   FROM OPERATIONS   $         (10,399) $         (20,766) $         (14,660) $          (3,358) $         (8,463) $         (6,228)
                     =================  =================  =================  =================  ================  ================

(f)  Previously known as Emerging Markets

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008
-----------------------------------------------------------------------------------------------------------------------------------

                       MFS Variable        MFS Variable       MFS Variable       MFS Variable      MFS Variable
                         Insurance          Insurance           Insurance          Insurance        Insurance
                           Trust              Trust               Trust              Trust            Trust
                        Sub-Account        Sub-Account         Sub-Account        Sub-Account      Sub-Account
                     -----------------  -----------------  -----------------  -----------------  ----------------


                       MFS Investors         MFS New            MFS Total
                           Trust            Discovery            Return         MFS Utilities       MFS Value
                     -----------------  -----------------  -----------------  -----------------  ----------------
NET INVESTMENT
   INCOME (LOSS)
Dividends            $              30  $               -  $           1,027  $             596  $            244

      Net investment
         income
         (loss)                     30                  -              1,027                596               244
                     -----------------  -----------------  -----------------  -----------------  ----------------

NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains
   (losses) on
   fund shares:
      Proceeds from
         sales                   1,206              5,699             11,534             10,617               628
      Cost of
         investments
         sold                    1,371              7,077             13,956              9,654               626
                     -----------------  -----------------  -----------------  -----------------  ----------------

      Realized gains
         (losses) on
         fund shares              (165)            (1,378)            (2,422)               963                 2

Realized gain
   distributions                   247             10,044              2,034              6,165               825
                     -----------------  -----------------  -----------------  -----------------  ----------------

      Net realized
         gains
         (losses)                   82              8,666               (388)             7,128               827

Change in unrealized
   gains (losses)               (1,653)           (32,560)            (8,565)           (22,591)           (9,214)
                     -----------------  -----------------  -----------------  -----------------  ----------------

      Net realized
         and
         unrealized
         gains
         (losses) on
         investments            (1,571)           (23,894)            (8,953)           (15,463)           (8,387)
                     -----------------  -----------------  -----------------  -----------------  ----------------

INCREASE (DECREASE)
   IN NET ASSETS
   FROM OPERATIONS   $          (1,541) $         (23,894) $          (7,926) $         (14,867) $         (8,143)
                     =================  =================  =================  =================  ================

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008
-----------------------------------------------------------------------------------------------------------------------------------

                        Oppenheimer        Oppenheimer        Oppenheimer                         PIMCO Advisors
                          Variable           Variable          Variable        Panorama Series       Variable
                       Account Funds      Account Funds      Account Funds        Fund, Inc.      Insurance Trust
                        Sub-Account        Sub-Account        Sub-Account        Sub-Account        Sub-Account
                     -----------------  -----------------  -----------------  -----------------  ----------------
                        Oppenheimer
                        Main Street        Oppenheimer        Oppenheimer        Oppenheimer
                         Small Cap            MidCap             Global         International       NACM Small
                          Growth               Fund            Securities           Growth            Cap (g)
                     -----------------  -----------------  -----------------  -----------------  ----------------
NET INVESTMENT
   INCOME (LOSS)
Dividends            $             986  $               -  $           1,337  $             384  $              -

   Net investment
      income (loss)                986                  -              1,337                384                 -
                     -----------------  -----------------  -----------------  -----------------  ----------------

NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains
   (losses) on fund
   shares:
      Proceeds from
         sales                  16,245              1,213              5,081              2,774             8,900
      Cost of
         investments
         sold                   17,963              1,471              6,183              2,593            12,046
                     -----------------  -----------------  -----------------  -----------------  ----------------

      Realized gains
         (losses) on
         fund shares            (1,718)              (258)            (1,102)               181            (3,146)

Realized gain
   distributions                10,948                  -              7,168                  -             7,748
                     -----------------  -----------------  -----------------  -----------------  ----------------

      Net realized
         gains
         (losses)                9,230               (258)             6,066                181             4,602

Change in unrealized
   gains (losses)             (103,748)           (14,958)           (67,446)           (20,174)          (20,056)
                     -----------------  -----------------  -----------------  -----------------  ----------------

      Net realized
         and
         unrealized
         gains
         (losses) on
         investments           (94,518)           (15,216)           (61,380)           (19,993)          (15,454)
                     -----------------  -----------------  -----------------  -----------------  ----------------

INCREASE (DECREASE)
   IN NET ASSETS
   FROM OPERATIONS   $         (93,532) $         (15,216) $         (60,043) $         (19,609) $        (15,454)
                     =================  =================  =================  =================  ================

(g)  Previously known us OpCap Small Cap

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008
-----------------------------------------------------------------------------------------------------------------------------------

                       PIMCO Advisors     PIMCO Advisors
                          Variable           Variable        PIMCO Variable     PIMCO Variable    PIMCO Variable    PIMCO Variable
                      Insurance Trust    Insurance Trust    Insurance Trust    Insurance Trust    Insurance Trust   Insurance Trust
                        Sub-Account        Sub-Account        Sub-Account        Sub-Account        Sub-Account       Sub-Account
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------


                                              OpCap                                                    PIMCO             PIMCO
                       OpCap Balanced    Renaissance (h)      Foreign Bond       Money Market       Real Return      Total Return
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------
NET INVESTMENT
   INCOME (LOSS)
Dividends            $             199  $               1  $             845  $           2,989  $          1,290  $          5,283

      Net investment
         income
         (loss)                    199                  1                845              2,989             1,290             5,283
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains
   (losses) on fund
   shares:
      Proceeds from
         sales                   1,795                 45             11,952             23,606             3,855            13,121
      Cost of
         investments
         sold                    2,331                 72             12,256             23,606             3,918            13,038
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

      Realized gains
         (losses) on
         fund shares              (536)               (27)              (304)                 -               (63)               83

Realized gain
   distributions                 1,082                 20                  -                  -                73             2,382
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

      Net realized
         gains
         (losses)                  546                 (7)              (304)                 -                10             2,465

Change in unrealized
   gains (losses)               (3,575)                 1             (1,303)                 -            (5,909)           (2,344)
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

      Net realized
         and
         unrealized
         gains
         (losses) on
         investments            (3,029)                (6)            (1,607)                 -            (5,899)              121
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

INCREASE (DECREASE)
   IN NET ASSETS
   FROM OPERATIONS   $          (2,830) $              (5) $            (762) $           2,989  $         (4,609) $          5,404
                     =================  =================  =================  =================  ================  ================

(h)  For period beginning January 1, 2008 and ended January 18, 2008

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                T. Rowe Price      T. Rowe Price     The Universal
                      Putnam Variable    Putnam Variable         Rydex              Equity            Equity         Institutional
                      Trust (Class IA)   Trust (Class IA)    Variable Trust      Series, Inc.      Series, Inc.       Funds, Inc.
                        Sub-Account        Sub-Account        Sub-Account        Sub-Account        Sub-Account       Sub-Account
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------
                                         VT International                                                             Van Kampen
                                            Growth and                          T. Rowe Price                             UIF
                       VT High Yield          Income          Rydex Sector        Blue Chip        T. Rowe Price        Capital
                         (Class IA)         (Class IA)          Rotation            Growth         Equity Income      Growth (i)
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------
NET INVESTMENT
   INCOME (LOSS)
Dividends            $           3,093  $             247  $               -  $              66  $          3,512  $             44

      Net investment
         income
         (loss)                  3,093                247                  -                 66             3,512                44
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains
   (losses) on fund
   shares:
      Proceeds from
         sales                   2,196              1,464              6,069              4,917             5,680             6,244
      Cost of
         investments
         sold                    2,577              1,879              6,278              5,684             6,737             8,512
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

      Realized gains
         (losses) on
         fund shares              (381)              (415)              (209)              (767)           (1,057)           (2,268)

Realized gain
   distributions                     -              2,296                 69                  -             3,991                 -
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

      Net realized
         gains
         (losses)                 (381)             1,881               (140)              (767)            2,934            (2,268)

Change in unrealized
   gains (losses)              (12,599)            (9,313)           (11,921)           (27,370)          (68,760)          (12,917)
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

      Net realized
         and
         unrealized
         gains
         (losses) on
         investments           (12,980)            (7,432)           (12,061)           (28,137)          (65,826)          (15,185)
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

INCREASE (DECREASE)
   IN NET ASSETS
   FROM OPERATIONS   $          (9,887) $          (7,185) $         (12,061) $         (28,071) $        (62,314) $        (15,141)
                     =================  =================  =================  =================  ================  ================

(i)  Previously known as Van Kampen UIF Equity Growth

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                   Van Eck            Van Eck           Van Eck
                        The Universal     The Universal      The Universal        Worldwide          Worldwide         Worldwide
                        Institutional     Institutional      Institutional        Insurance          Insurance         Insurance
                         Funds, Inc.       Funds, Inc.        Funds, Inc.           Trust              Trust             Trust
                         Sub-Account       Sub-Account        Sub-Account        Sub-Account        Sub-Account       Sub-Account
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------
                         Van Kampen                                                Van Eck            Van Eck
                        UIF Emerging                           Van Kampen         Worldwide          Worldwide          Van Eck
                          Markets           Van Kampen          UIF U.S.          Absolute           Emerging          Worldwide
                         Equity (c)       UIF High Yield      Real Estate          Return             Markets         Hard Assets
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------
NET INVESTMENT
   INCOME (LOSS)
Dividends            $               -  $           1,309  $           1,561  $               4  $              -  $             57

      Net investment
         income
         (loss)                      -              1,309              1,561                  4                 -                57
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains
   (losses) on
   fund shares:
      Proceeds from
         sales                       -              3,263              3,940              1,008            10,444             1,981
      Cost of
         investments
         sold                        -              3,568              6,322              1,105            14,640             2,091
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

      Realized gains
         (losses) on
         fund shares                 -               (305)            (2,382)               (97)           (4,196)             (110)

Realized gain
   distributions                     -                  -             17,122                132            17,443             3,140
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

      Net realized
         gains
         (losses)                    -               (305)            14,740                 35            13,247             3,030

Change in unrealized
   gains (losses)                    2             (4,695)           (38,269)            (1,360)          (49,407)          (18,374)
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

      Net realized
         and
         unrealized
         gains
         (losses) on
         investments                 2             (5,000)           (23,529)            (1,325)          (36,160)          (15,344)
                     -----------------  -----------------  -----------------  -----------------  ----------------  ----------------

INCREASE (DECREASE)
   IN NET ASSETS
   FROM OPERATIONS   $               2  $          (3,691) $         (21,968) $          (1,321) $        (36,160) $        (15,287)
                     =================  =================  =================  =================  ================  ================

(c)  For period beginning May 1, 2008 and ended December 31, 2008

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008
-----------------------------------------------------------------------------------------------------------------------------------

                        Van Kampen          Van Kampen         Van Kampen
                      Life Investment    Life Investment     Life Investment
                           Trust              Trust         Trust (Class II)
                        Sub-Account        Sub-Account         Sub-Account
                     -----------------  -----------------  -----------------

                                                              LIT Mid Cap
                                            LIT Growth           Growth
                       LIT Government       and Income       (Class II) (j)
                     -----------------  -----------------  -----------------
NET INVESTMENT
   INCOME (LOSS)
Dividends            $             947  $           1,425  $               -

      Net investment
         income
         (loss)                    947              1,425                  -
                     -----------------  -----------------  -----------------

NET REALIZED AND
   UNREALIZED GAINS
   (LOSSES) ON
   INVESTMENTS
Realized gains
   (losses) on
   fund shares:
      Proceeds from
         sales                  12,396              8,456                658
      Cost of
         investments
         sold                   12,727              9,837                985
                     -----------------  -----------------  -----------------

      Realized gains
         (losses) on
         fund shares              (331)            (1,381)              (327)

Realized gain
   distributions                     -              2,392              8,737
                     -----------------  -----------------  -----------------

      Net realized
         gains
         (losses)                 (331)             1,011              8,410

Change in unrealized
   gains (losses)                 (485)           (32,269)           (24,445)
                     -----------------  -----------------  -----------------

      Net realized
         and
         unrealized
         gains
         (losses) on
         investments              (816)           (31,258)           (16,035)
                     -----------------  -----------------  -----------------

INCREASE (DECREASE)
   IN NET ASSETS
   FROM OPERATIONS   $             131  $         (29,833) $         (16,035)
                     =================  =================  =================

(j)  Previously known as LIT Aggressive Growth (Class II)

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                          AIM Variable                     AIM Variable                      AIM Variable
                                            Insurance                       Insurance                         Insurance
                                              Funds                           Funds                             Funds
                                           Sub-Account                     Sub-Account                       Sub-Account
                                 ------------------------------  --------------------------------  --------------------------------

                                                                             AIM V. I.
                                            AIM V. I.                         Capital                      AIM V. I. Core
                                           Basic Value                     Appreciation                         Equity
                                 ------------------------------  --------------------------------  --------------------------------

                                       2008            2007            2008             2007             2008            2007
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS
Net investment income (loss)     $           422  $         264  $             -  $             -  $            96  $            25
Net realized gains (losses)                7,096          2,843           (1,372)             392              (40)             162
Change in unrealized gains
   (losses)                              (34,856)        (3,012)         (44,200)           7,414           (1,116)             (51)
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from operations                (27,338)            95          (45,572)           7,806           (1,060)             136
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS FROM POLICY
   TRANSACTIONS
Deposits                                  25,010         32,392           53,584           46,130            8,067            4,143
Benefit payments                               -              -                -                -                -                -
Payments on termination                   (2,025)        (2,507)          (2,362)          (1,894)            (176)          (1,896)
Loans - net                                 (189)             -                -                -                -                -
Records maintenance charge               (12,484)       (10,894)         (22,298)         (18,429)          (2,239)          (2,279)
Transfers among the sub-accounts
   and with the Fixed
   Account - net                           1,504          1,548              223            1,388             (657)              (7)
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from policy
   transactions                           11,816         20,539           29,147           27,195            4,995              (39)
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS                                (15,522)        20,634          (16,425)          35,001            3,935               97

NET ASSETS AT BEGINNING OF
   PERIOD                                 44,043         23,409           91,863           56,862            2,113            2,016
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

NET ASSETS AT END OF PERIOD      $        28,521  $      44,043  $        75,438  $        91,863  $         6,048  $         2,113
                                 ===============  =============  ===============  ===============  ===============  ===============

UNITS OUTSTANDING
   Units outstanding at
      beginning of period                  3,321          1,792            6,498            4,506              179              185
         Units issued                      1,568          1,868            3,534            2,258              612              237
         Units redeemed                     (431)          (339)            (753)            (266)             (57)            (243)
                                 ---------------  -------------  ---------------- ---------------  ---------------  ---------------
   Units outstanding at end of
      period                               4,458          3,321            9,279            6,498              734              179
                                 ===============  =============  ===============  ===============  ===============  ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                          AIM Variable
                                            Insurance                        The Alger                        The Alger
                                              Funds                        American Fund                    American Fund
                                           Sub-Account                      Sub-Account                      Sub-Account
                                 ------------------------------  --------------------------------  --------------------------------

                                           AIM V. I.
                                          MidCap Core                     Alger Capital                    Alger Large Cap
                                             Equity                      Appreciation (a)                     Growth (b)
                                 ------------------------------  --------------------------------  --------------------------------

                                       2008            2007            2008             2007             2008            2007
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS
Net investment income (loss)     $           762  $         103  $             -  $             -  $           210  $           310
Net realized gains (losses)                5,367            838              236            1,238              (45)             848
Change in unrealized gains
   (losses)                              (20,318)         2,284          (61,051)          27,068          (56,916)          15,551
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from operations                (14,189)         3,225          (60,815)          28,306          (56,751)          16,709
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS FROM POLICY
   TRANSACTIONS
Deposits                                  25,397         32,531           44,160           45,234           46,134           50,096
Benefit payments                               -              -                -                -                -                -
Payments on termination                   (8,547)          (955)          (2,044)            (602)          (4,060)          (2,690)
Loans - net                                    -              -             (196)              (9)            (349)            (246)
Records maintenance charge               (14,562)       (11,376)         (23,893)         (19,810)         (25,506)         (25,645)
Transfers among the sub-accounts
   and with the Fixed
   Account - net                           1,044              8          (11,861)           2,068              891             (485)
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from policy
   transactions                            3,332         20,208            6,166           26,881           17,110           21,030
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS                                (10,857)        23,433          (54,649)          55,187          (39,641)          37,739

NET ASSETS AT BEGINNING OF
   PERIOD                                 48,456         25,023          128,238           73,051          112,734           74,995
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

NET ASSETS AT END OF PERIOD      $        37,599  $      48,456  $        73,589  $       128,238  $        73,093  $       112,734
                                 ===============  =============  ===============  ===============  ===============  ===============

UNITS OUTSTANDING
   Units outstanding at
      beginning of period                  3,378          1,911            5,044            3,837            6,934            5,533
         Units issued                      1,151          1,692            1,311            1,399            1,897            1,710
         Units redeemed                     (862)          (225)          (1,079)            (192)            (470)            (309)
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------
   Units outstanding at end of
      period                               3,667          3,378            5,276            5,044            8,361            6,934
                                 ===============  =============  ===============  ===============  ===============  ===============

(a)  Previously known as Alger Leveraged AllCap
(b)  Previously known as Alger Growth

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                            The Alger            Alliancebernstein  Alliancebernstein  Alliancebernstein
                                          American Fund                 Fund              Fund               Fund
                                           Sub-Account              Sub-Account        Sub-Account        Sub-Account
                                 ------------------------------  -----------------  -----------------  -----------------

                                                                                           VPS                VPS
                                          Alger MidCap             VPS Growth &       International      International
                                             Growth               Income Class A      Growth Class A     Value Class A
                                 ------------------------------  -----------------  -----------------  -----------------

                                       2008            2007           2008 (c)           2008 (c)          2008 (c)
                                 ---------------  -------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS
Net investment income (loss)     $           218  $           -  $               -  $               -  $               -
Net realized gains (losses)               40,408         21,224                  -                  -                  -
Change in unrealized gains
   (losses)                             (150,372)        19,702                (65)               (73)                 1
                                 ---------------  -------------  -----------------  -----------------  -----------------

Increase (decrease) in net
   assets from operations               (109,746)        40,926                (65)               (73)                 1
                                 ---------------  -------------  -----------------  -----------------  -----------------

INCREASE (DECREASE) IN NET
   ASSETS FROM POLICY
   TRANSACTIONS
Deposits                                  66,797         67,979                256                170                 85
Benefit payments                               -              -                  -                  -                  -
Payments on termination                   (6,726)        (3,187)                 -                  -                  -
Loans - net                               (3,053)        (2,241)                 -                  -                  -
Records maintenance charge               (32,307)       (34,812)              (101)               (60)               (11)
Transfers among the sub-accounts
   and with the Fixed
   Account - net                           3,118        (11,720)               239                160                149
                                 ---------------  -------------  -----------------  -----------------  -----------------

Increase (decrease) in net
   assets from policy
   transactions                           27,829         16,019                394                270                223
                                 ---------------  -------------  -----------------  -----------------  -----------------

INCREASE (DECREASE) IN NET
   ASSETS                                (81,917)        56,945                329                197                224

NET ASSETS AT BEGINNING OF
   PERIOD                                173,868        116,923                  -                  -                  -
                                 ---------------  -------------  -----------------  -----------------  -----------------

NET ASSETS AT END OF PERIOD      $        91,951  $     173,868  $             329  $             197  $             224
                                 ===============  =============  =================  =================  =================

UNITS OUTSTANDING
   Units outstanding at
      beginning of period                  5,921          5,238                  -                  -                  -
         Units issued                      2,098          1,218                 51                 37                 47
         Units redeemed                     (477)          (535)                 -                  -                  -
                                 ---------------  -------------  -----------------  -----------------  -----------------
   Units outstanding at end of
      period                               7,542          5,921                 51                 37                 47
                                 ===============  =============  =================  =================  =================

(c)  For period beginning May 1, 2008 and ended December 31, 2008

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                         DWS Investments                  DWS Investments
                                            Variable                         Variable                       DWS Investments
                                            Insurance                        Insurance                         Variable
                                              Trust                            Trust                           Series II
                                           Sub-Account                      Sub-Account                       Sub-Account
                                 ------------------------------  --------------------------------  --------------------------------


                                         DWS VIP Equity                    DWS VIP Small                        DWS VIP
                                           500 Index A                      Cap Index A                       Balanced A
                                 ------------------------------  --------------------------------  --------------------------------

                                       2008            2007            2008             2007             2008             2007
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS
Net investment income (loss)     $         1,638  $       1,117  $           654  $           363  $         1,644  $         1,284
Net realized gains (losses)                    -          1,295            1,871            3,109             (452)             345
Change in unrealized gains
   (losses)                              (30,930)         1,385          (14,975)          (4,353)         (14,623)             267
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from operations                (29,292)         3,797          (12,450)            (881)         (13,431)           1,896
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS FROM POLICY
   TRANSACTIONS
Deposits                                  26,300         27,524           12,827           13,131           15,972           16,322
Benefit payments                               -              -                -                -                -                -
Payments on termination                   (1,157)        (4,089)          (1,026)          (2,829)            (711)          (1,623)
Loans - net                               (4,726)          (286)            (193)             (57)            (187)              (3)
Records maintenance charge               (12,670)       (15,125)          (5,123)          (5,886)          (9,328)          (9,168)
Transfers among the sub-accounts
   and with the Fixed
   Account - net                          (2,512)          (536)          (9,814)             599             (369)             147
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from policy
   transactions                            5,235          7,488           (3,329)           4,958            5,377            5,675
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS                                (24,057)        11,285          (15,779)           4,077           (8,054)           7,571

NET ASSETS AT BEGINNING OF
   PERIOD                                 78,180         66,895           43,218           39,141           45,245           37,674
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

NET ASSETS AT END OF PERIOD      $        54,123  $      78,180  $        27,439  $        43,218  $        37,191  $        45,245
                                 ===============  =============  ===============  ===============  ===============  ===============

UNITS OUTSTANDING
   Units outstanding at
      beginning of period                  4,087          3,683            1,950            1,733            3,662            3,197
         Units issued                      1,250            788              629              364              879              755
         Units redeemed                     (835)          (384)            (700)            (147)            (399)            (290)
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------
   Units outstanding at end of
      period                               4,502          4,087            1,879            1,950            4,142            3,662
                                 ===============  =============  ===============  ===============  ===============  ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                             Fidelity                         Fidelity                          Fidelity
                                             Variable                         Variable                          Variable
                                            Insurance                        Insurance                         Insurance
                                          Products Fund                    Products Fund                     Products Fund
                                           Sub-Account                      Sub-Account                       Sub-Account
                                 ------------------------------  --------------------------------  --------------------------------


                                            VIP Asset                                                             VIP
                                             Manager                      VIP Contrafund                     Equity-Income
                                 ------------------------------  --------------------------------  --------------------------------

                                       2008            2007            2008             2007             2008             2007
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS
Net investment income (loss)     $         1,012  $       1,822  $         3,074  $         2,575  $         6,658  $         4,353
Net realized gains (losses)                2,523            862           (1,153)          70,831           (1,895)          19,923
Change in unrealized gains
   (losses)                              (14,900)         1,389         (142,439)         (35,559)        (121,825)         (23,550)
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from operations                (11,365)         4,073         (140,518)          37,847         (117,062)             726
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS FROM POLICY
   TRANSACTIONS
Deposits                                  18,986         25,090          172,270          137,262          128,789          132,570
Benefit payments                               -              -                -                -                -                -
Payments on termination                   (5,231)           (88)          (6,905)          (5,607)          (7,913)          (8,327)
Loans - net                                    -              -           (6,208)            (852)          (3,480)          (1,795)
Records maintenance charge               (10,092)        (9,643)         (67,526)         (55,566)         (56,391)         (55,064)
Transfers among the sub-accounts
   and with the Fixed
   Account - net                            (130)            (8)         (22,625)          (9,392)           5,430            1,015
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from policy
   transactions                            3,533         15,351           69,006           65,845           66,435           68,399
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS                                 (7,832)        19,424          (71,512)         103,692          (50,627)          69,125

NET ASSETS AT BEGINNING OF
   PERIOD                                 37,267         17,843          291,639          187,947          233,281          164,156
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

NET ASSETS AT END OF PERIOD      $        29,435  $      37,267  $       220,127  $       291,639  $       182,654  $       233,281
                                 ===============  =============  ===============  ===============  ===============  ===============

UNITS OUTSTANDING
   Units outstanding at
      beginning of period                  2,290          1,267           12,045            9,128           12,546            8,963
         Units issued                        815          1,353            5,279            3,785            5,110            4,109
         Units redeemed                     (567)          (330)          (1,490)            (868)            (495)            (526)
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------
   Units outstanding at end of
      period                               2,538          2,290           15,834           12,045           17,161           12,546
                                 ===============  =============  ===============  ===============  ===============  ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                             Fidelity                         Fidelity                 Fidelity
                                             Variable                         Variable                 Variable
                                            Insurance                        Insurance                Insurance
                                          Products Fund                    Products Fund            Products Fund
                                           Sub-Account                      Sub-Account              Sub-Account
                                 ------------------------------  --------------------------------  ---------------


                                                                                                    VIP Index 500
                                           VIP Growth                      VIP Index 500            Service Class
                                 ------------------------------  --------------------------------  ---------------

                                       2008            2007            2008             2007           2008 (c)
                                 ---------------  -------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS
Net investment income (loss)     $         2,529  $       1,875  $        11,263  $        11,368  $            38
Net realized gains (losses)                  674          1,894             (648)           1,542                -
Change in unrealized gains
   (losses)                             (163,315)        53,212         (207,814)          (2,664)            (111)
                                 ---------------  -------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from operations               (160,112)        56,981         (197,199)          10,246              (73)
                                 ---------------  -------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS FROM POLICY
   TRANSACTIONS
Deposits                                 140,135        149,891          274,895          244,695            1,075
Benefit payments                               -              -                -                -                -
Payments on termination                  (11,138)       (10,049)         (11,071)          (3,940)               -
Loans - net                               (3,168)        (4,945)            (417)          (3,970)               -
Records maintenance charge               (71,184)       (64,807)         (79,424)         (56,869)            (281)
Transfers among the sub-accounts
   and with the Fixed
   Account - net                           3,074         (2,976)           2,230            4,837              696
                                 ---------------  -------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from policy
   transactions                           57,719         67,114          186,213          184,753            1,490
                                 ---------------  -------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS                               (102,393)       124,095          (10,986)         194,999            1,417

NET ASSETS AT BEGINNING OF
   PERIOD                                304,302        180,207          396,389          201,390                -
                                 ---------------  -------------  ---------------  ---------------  ---------------

NET ASSETS AT END OF PERIOD      $       201,909  $     304,302  $       385,403  $       396,389  $         1,417
                                 ===============  =============  ===============  ===============  ===============

UNITS OUTSTANDING
   Units outstanding at
      beginning of period                 18,772         14,114           25,589           13,708                -
         Units issued                      5,769          5,323           15,417           13,058              217
         Units redeemed                     (949)          (665)          (1,515)          (1,177)               -
                                 ---------------  -------------  ---------------  ---------------  ---------------
   Units outstanding at end of
      period                              23,592         18,772           39,491           25,589              217
                                 ===============  =============  ===============  ===============  ===============

(c)  For period beginning May 1, 2008 and ended December 31, 2008

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                           Fidelity                 Fidelity                 Fidelity
                                           Variable                 Variable                 Variable
                                           Insurance               Insurance                 Insurance
                                         Products Fund           Products Fund             Products Fund
                                          Sub-Account             Sub-Account               Sub-Account
                                 ------------------------------  ---------------  --------------------------------


                                         VIP Investment                                      VIP Money
                                           Grade Bond              VIP Mid Cap                 Market
                                 ------------------------------  ---------------  --------------------------------

                                       2008            2007          2008 (c)           2008            2007
                                 ---------------  -------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS
Net investment income (loss)     $         4,779  $       2,952  $             -  $         2,614  $         2,399
Net realized gains (losses)                 (511)            14                -                -                -
Change in unrealized gains
   (losses)                               (8,959)           948              (24)               -                -
                                 ---------------  -------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from operations                 (4,691)         3,914              (24)           2,614            2,399
                                 ---------------  -------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS FROM POLICY
   TRANSACTIONS
Deposits                                  75,639         77,060               97           62,351           41,908
Benefit payments                               -              -                -                -                -
Payments on termination                   (8,063)        (3,476)               -           (4,176)          (2,821)
Loans - net                               (5,693)          (510)               -             (233)               -
Records maintenance charge               (39,613)       (30,196)             (25)         (30,414)         (16,441)
Transfers among the sub-accounts
   and with the Fixed
   Account - net                           7,201          1,050               52           15,167            4,892
                                 ---------------  -------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from policy
   transactions                           29,471         43,928              124           42,695           27,538
                                 ---------------  -------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS                                 24,780         47,842              100           45,309           29,937

NET ASSETS AT BEGINNING OF
   PERIOD                                113,464         65,622                -           66,300           36,363
                                 ---------------  -------------  ---------------  ---------------  ---------------

NET ASSETS AT END OF PERIOD      $       138,244  $     113,464  $           100  $       111,609  $        66,300
                                 ===============  =============  ===============  ===============  ===============

UNITS OUTSTANDING
   Units outstanding at
      beginning of period                  9,405          5,676                -            4,723            2,725
         Units issued                      3,796          4,084               16            4,795            4,120
         Units redeemed                   (1,354)          (355)               -           (1,741)          (2,122)
                                 ---------------  -------------  ---------------  ---------------  ---------------
   Units outstanding at end of
      period                              11,847          9,405               16            7,777            4,723
                                 ===============  =============  ===============  ===============  ===============

(c)  For period beginning May 1, 2008 and ended December 31, 2008

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                             Fidelity                Fidelity
                                             Variable                Variable         Franklin         Franklin
                                            Insurance               Insurance        Templeton        Templeton
                                          Products Fund           Products Fund     Investments      Investments
                                           Sub-Account             Sub-Account      Sub-Account      Sub-Account
                                 ------------------------------  ---------------  ---------------  ---------------

                                                                                     VIP Global
                                                                     VIP Real          Income         VIP Income
                                          VIP Overseas                Estate         Securities       Securities
                                 ------------------------------  ---------------  ---------------  ---------------

                                       2008            2007          2008 (c)         2008 (c)         2008 (c)
                                 ---------------  -------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS
Net investment income (loss)     $         3,247  $       2,858  $            12  $             -  $             -
Net realized gains (losses)                9,349          5,436                5                -                -
Change in unrealized gains
   (losses)                              (67,547)         4,090              (23)               4              (33)
                                 ---------------  -------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from operations                (54,951)        12,384               (6)               4              (33)
                                 ---------------  -------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS FROM POLICY
   TRANSACTIONS
Deposits                                  72,311         62,479              173               97              194
Benefit payments                            (165)             -                -                -                -
Payments on termination                   (2,003)        (4,342)               -                -                -
Loans - net                               (2,517)        (2,212)               -                -                -
Records maintenance charge               (33,092)       (26,066)             (33)             (29)             (51)
Transfers among the sub-accounts
   and with the Fixed
   Account - net                           2,229            430              195               52              103
                                 ---------------  -------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from policy
   transactions                           36,763         30,289              335              120              246
                                 ---------------  -------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS                                (18,188)        42,673              329              124              213

NET ASSETS AT BEGINNING OF
   PERIOD                                103,585         60,912                -                -                -
                                 ---------------  -------------  ---------------  ---------------  ---------------

NET ASSETS AT END OF PERIOD      $        85,397  $     103,585  $           329  $           124  $           213
                                 ===============  =============  ===============  ===============  ===============

UNITS OUTSTANDING
   Units outstanding at
      beginning of period                  5,042          3,478                -                -                -
         Units issued                      2,613          1,857               61               12               31
         Units redeemed                     (258)          (293)               -                -                -
                                 ---------------  -------------  ---------------  ---------------  ---------------
   Units outstanding at end of
      period                               7,397          5,042               61               12               31
                                 ===============  =============  ===============  ===============  ===============

(c)  For period beginning May 1, 2008 and ended December 31, 2008

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                     Franklin        Franklin
                                    Templeton       Templeton
                                   Investments     Investments       Ibbotson         Ibbotson         Ibbotson
                                   Sub-Account     Sub-Account     Sub-Account      Sub-Account      Sub-Account
                                 ---------------  -------------  ---------------  ---------------  ---------------
                                                                    Aggressive
                                  VIP Small Cap   VIP Strategic     Growth ETF      Balanced ETF     Conservative
                                      Value           Income           Asset           Asset          ETF Asset
                                    Securities      Securities      Allocation       Allocation       Allocation
                                 ---------------  -------------  ---------------  ---------------  ---------------

                                     2008 (c)        2008 (c)        2008 (c)         2008 (c)         2008 (c)
                                 ---------------  -------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS
Net investment income (loss)     $             -  $           -  $             8  $            16  $             7
Net realized gains (losses)                    -              -              (50)              (7)               -
Change in unrealized gains
   (losses)                                  (70)            (7)            (212)             (43)              18
                                 ---------------  -------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from operations                    (70)            (7)            (254)             (34)              25
                                 ---------------  -------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS FROM POLICY
   TRANSACTIONS
Deposits                                     341             97            1,872            1,069                -
Benefit payments                               -              -                -                -                -
Payments on termination                        -              -                -                -                -
Loans - net                                    -              -                -                -                -
Records maintenance charge                  (110)           (28)          (1,088)            (254)               -
Transfers among the sub-accounts
   and with the Fixed
   Account - net                             387             52              955              322              812
                                 ---------------  -------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from policy
   transactions                              618            121            1,739            1,137              812
                                 ---------------  -------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS                                    548            114            1,485            1,103              837

NET ASSETS AT BEGINNING OF
   PERIOD                                      -              -                -                -                -
                                 ---------------  -------------  ---------------  ---------------  ---------------

NET ASSETS AT END OF PERIOD      $           548  $         114  $         1,485  $         1,103  $           837
                                 ===============  =============  ===============  ===============  ===============

UNITS OUTSTANDING
   Units outstanding at
      beginning of period                      -              -                -                -                -
         Units issued                         83             13              273              153               90
         Units redeemed                        -              -              (46)              (9)               -
                                 ---------------  -------------  ---------------  ---------------  ---------------
   Units outstanding at end of
      period                                  83             13              227              144               90
                                 ===============  =============  ===============  ===============  ===============

(c)  For period beginning May 1, 2008 and ended December 31, 2008

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                                                            Janus Aspen              Janus Aspen
                                     Ibbotson        Ibbotson                  Series                  Series
                                   Sub-Account     Sub-Account              Sub-Account              Sub-Account
                                 ---------------  -------------  --------------------------------  ---------------
                                                     Income &
                                   Growth ETF         Growth
                                      Asset         ETF Asset                   Forty               International
                                    Allocation      Allocation                Portfolio                 Growth
                                 ---------------  -------------  --------------------------------  ---------------

                                     2008 (c)         2008 (c)         2008             2007           2008 (c)
                                 ---------------  -------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS
Net investment income (loss)     $            20  $          54  $            28  $            56  $             -
Net realized gains (losses)                    7            (15)             244              519                -
Change in unrealized gains
   (losses)                                  129           (122)         (10,360)           4,057                -
                                 ---------------  -------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from operations                    156            (83)         (10,088)           4,632                -
                                 ---------------  -------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS FROM POLICY
   TRANSACTIONS
Deposits                                   4,398          1,142           16,517           11,081               85
Benefit payments                               -              -                -                -                -
Payments on termination                     (603)             -           (4,165)            (149)               -
Loans - net                                    -              -                -                -                -
Records maintenance charge                (1,174)          (692)          (8,384)          (5,924)             (10)
Transfers among the sub-accounts
   and with the Fixed
   Account - net                          16,517          1,191              342             (537)             149
                                 ---------------  -------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from policy
   transactions                           19,138          1,641            4,310            4,471              224
                                 ---------------  -------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS                                 19,294          1,558           (5,778)           9,103              224

NET ASSETS AT BEGINNING OF
   PERIOD                                      -              -           19,602           10,499                -
                                 ---------------  -------------  ---------------  ---------------  ---------------

NET ASSETS AT END OF PERIOD      $        19,294  $       1,558  $        13,824  $        19,602  $           224
                                 ===============  =============  ===============  ===============  ===============

UNITS OUTSTANDING
   Units outstanding at
      beginning of period                      -              -            1,009              740                -
         Units issued                      2,853            206              673              436               48
         Units redeemed                      (86)           (23)            (408)            (167)               -
                                 ---------------  -------------  ---------------  ---------------  ---------------
   Units outstanding at end of
      period                               2,767            183            1,274            1,009               48
                                 ===============  =============  ===============  ===============  ===============

(c)  For period beginning May 1, 2008 and ended December 31, 2008

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                          Janus Aspen                     Janus Aspen                 Janus Aspen
                                            Series                           Series                     Series
                                       (Service Shares)                 (Service Shares)           (Service Shares)
                                          Sub-Account                     Sub-Account                 Sub-Account
                                 ------------------------------  --------------------------------  ----------------

                                                                                                     International
                                            Balanced                     Foreign Stock                  Growth
                                       (Service Shares)                 (Service Shares)           (Service Shares)
                                 ------------------------------  --------------------------------  ----------------

                                       2008            2007        2008 (d) (e)         2007         2008 (c) (e)
                                 ---------------  -------------  ---------------  ---------------  ----------------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS
Net investment income (loss)     $         2,601  $       2,053  $         1,262  $           448  $            912
Net realized gains (losses)                6,928            782            1,806              876             3,035
Change in unrealized gains
   (losses)                              (27,519)         5,255           (4,951)           2,913           (27,961)
                                 ---------------  -------------  ---------------  ---------------  ----------------

Increase (decrease) in net
   assets from operations                (17,990)         8,090           (1,883)           4,237           (24,014)
                                 ---------------  -------------  ---------------  ---------------  ----------------

INCREASE (DECREASE) IN NET
   ASSETS FROM POLICY
   TRANSACTIONS
Deposits                                  60,586         47,490            9,326           23,190            18,445
Benefit payments                               -              -             (162)               -                 -
Payments on termination                   (3,560)        (5,461)            (572)            (590)           (2,269)
Loans - net                               (2,550)        (1,685)            (385)               -                 1
Records maintenance charge               (31,611)       (23,040)          (4,165)          (9,704)           (8,145)
Transfers among the sub-accounts
   and with the Fixed
   Account - net                          (2,704)            29          (39,438)              (8)           41,781
                                 ---------------  -------------  ---------------  ---------------  ----------------

Increase (decrease) in net
   assets from policy
   transactions                           20,161         17,333          (35,396)          12,888            49,813
                                 ---------------  -------------  ---------------  ---------------  ----------------

INCREASE (DECREASE) IN NET
   ASSETS                                  2,171         25,423          (37,279)          17,125            25,799

NET ASSETS AT BEGINNING OF
   PERIOD                                 97,944         72,521           37,279           20,154                 -
                                 ---------------  -------------  ---------------  ---------------  ----------------

NET ASSETS AT END OF PERIOD      $       100,115  $      97,944  $             -  $        37,279  $         25,799
                                 ===============  =============  ===============  ===============  ================

UNITS OUTSTANDING
   Units outstanding at
      beginning of period                  5,913          4,828            2,036            1,302                 -
         Units issued                      1,810          1,519              355              831             5,947
         Units redeemed                     (523)          (434)          (2,391)             (97)             (466)
                                 ---------------  -------------  ---------------  ---------------  ----------------
   Units outstanding at end of
      period                               7,200          5,913                -            2,036             5,481
                                 ===============  =============  ===============  ===============  ================

(c)  For period beginning May 1, 2008 and ended December 31, 2008
(d)  For period beginning January 1, 2008 and ended May 1, 2008
(e)  On May 1, 2008 Foreign Stock (Service Shares) merged into Janus Aspen Series International Growth (Service Shares)

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                          Janus Aspen                      Janus Aspen                       Janus Aspen
                                            Series                            Series                           Series
                                       (Service Shares)                  (Service Shares)                 (Service Shares)
                                          Sub-Account                      Sub-Account                       Sub-Account
                                 ------------------------------  --------------------------------  --------------------------------


                                          Mid Cap Value                 Risk-Managed Core                Small Company Value
                                        (Service Shares)                 (Service Shares)                 (Service Shares)
                                 ------------------------------  --------------------------------  --------------------------------

                                       2008            2007            2008             2007             2008            2007
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS
Net investment income (loss)     $         1,478  $       1,027  $            17  $             9  $             -  $           225
Net realized gains (losses)                2,646          1,259               (3)              13           (8,333)             722
Change in unrealized gains
   (losses)                              (18,048)          (764)            (994)              77          (10,288)          (2,724)
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from operations                (13,924)         1,522             (980)              99          (18,621)          (1,777)
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS FROM POLICY
   TRANSACTIONS
Deposits                                  30,821         35,297            1,776            1,571           23,837           29,508
Benefit payments                               -              -                -                -                -                -
Payments on termination                   (2,179)        (1,304)               -              (39)          (1,017)            (915)
Loans - net                                 (202)             -                -                -             (102)               -
Records maintenance charge               (14,707)       (10,052)            (811)            (666)         (10,282)          (7,199)
Transfers among the sub-accounts
   and with the Fixed
   Account - net                          (2,511)           725             (137)              30            6,033              807
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from policy
   transactions                           11,222         24,666              828              896           18,469           22,201
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS                                 (2,702)        26,188             (152)             995             (152)          20,424

NET ASSETS AT BEGINNING OF
   PERIOD                                 41,082         14,894            2,056            1,061           25,202            4,778
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

NET ASSETS AT END OF PERIOD      $        38,380  $      41,082  $         1,904  $         2,056  $        25,050  $        25,202
                                 ===============  =============  ===============  ===============  ===============  ===============

UNITS OUTSTANDING
   Units outstanding at
      beginning of period                  2,648          1,029              137               75            1,989              354
         Units issued                      1,343          1,976              111               95            3,342            1,936
         Units redeemed                     (560)          (357)             (48)             (33)          (2,246)            (301)
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------
   Units outstanding at end of
      period                               3,431          2,648              200              137            3,085            1,989
                                 ===============  =============  ===============  ===============  ===============  ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                      Legg Mason
                                           Janus Aspen                        Lazard                   Partners
                                             Series                         Retirement                 Variable
                                        (Service Shares)                   Series, Inc.            Portfolios I, Inc
                                           Sub-Account                      Sub-Account                Sub-Account
                                 ------------------------------  --------------------------------  -----------------

                                            Worldwide                                                 Legg Mason
                                             Growth                          Emerging                Variable All
                                        (Service Shares)                Markets Equity (f)         Cap Portfolio I
                                 ------------------------------  --------------------------------  -----------------

                                       2008            2007            2008             2007         2007 (k) (m)
                                 ---------------  -------------  ---------------  ---------------  -----------------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS
Net investment income (loss)     $           222  $         125  $           433  $           259  $             144
Net realized gains (losses)                   25            205            1,946            4,662              8,346
Change in unrealized gains
   (losses)                              (11,799)         1,403          (12,778)            (103)            (5,873)
                                 ---------------  -------------  ---------------  ---------------  -----------------

Increase (decrease) in net
   assets from operations                (11,552)         1,733          (10,399)           4,818              2,617
                                 ---------------  -------------  ---------------  ---------------  -----------------

INCREASE (DECREASE) IN NET
   ASSETS FROM POLICY
   TRANSACTIONS
Deposits                                   9,320          9,796            5,487            6,259              6,633
Benefit payments                               -              -                -                -                  -
Payments on termination                   (1,058)          (271)            (493)          (1,943)              (586)
Loans - net                                 (119)             -              (69)            (300)                 -
Records maintenance charge                (4,320)        (5,015)          (3,228)          (3,584)            (3,659)
Transfers among the sub-accounts
   and with the Fixed
   Account - net                             708           (190)          (6,917)           8,376            (50,959)
                                 ---------------  -------------  ---------------  ---------------  -----------------

Increase (decrease) in net
   assets from policy
   transactions                            4,531          4,320           (5,220)           8,808            (48,571)
                                 ---------------  -------------  ---------------  ---------------  -----------------

INCREASE (DECREASE) IN NET
   ASSETS                                 (7,021)         6,053          (15,619)          13,626            (45,954)

NET ASSETS AT BEGINNING OF
   PERIOD                                 23,480         17,427           27,273           13,647             45,954
                                 ---------------  -------------  ---------------  ---------------  -----------------

NET ASSETS AT END OF PERIOD      $        16,459  $      23,480  $        11,654  $        27,273  $               -
                                 ===============  =============  ===============  ===============  =================

UNITS OUTSTANDING
   Units outstanding at
      beginning of period                  1,226            995              529              353              2,322
         Units issued                        407            286               93              261                156
         Units redeemed                      (76)           (55)            (181)             (85)            (2,478)
                                 ---------------  -------------  ---------------  ---------------  -----------------
   Units outstanding at end of
      period                               1,557          1,226              441              529                  -
                                 ===============  =============  ===============  ===============  =================

(f)  Previously known as Emerging Markets
(k)  On April 27, 2007 Legg Mason Variable All Cap Portfolio I merged into Legg Mason Partners Variable Fundamental Value
(m)  For period beginning January 1, 2007 and ended April 27, 2007

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                           Legg Mason                       Legg Mason                        Legg Mason
                                            Partners                         Partners                          Partners
                                            Variable                         Variable                          Variable
                                        Portfolios I, Inc                Portfolios I, Inc                 Portfolios I, Inc
                                           Sub-Account                      Sub-Account                       Sub-Account
                                 ------------------------------  --------------------------------  --------------------------------
                                           Legg Mason                       Legg Mason                        Legg Mason
                                             Variable                        Variable                          Variable
                                           Fundamental                      Global High                        Investors
                                              Value                        Yield Bond II                      Portfolio I
                                 ------------------------------  --------------------------------  --------------------------------

                                       2008        2007 (k) (l)        2008             2007             2008             2007
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS
Net investment income (loss)     $           977  $         659  $         4,964  $         2,655  $           117  $           108
Net realized gains (losses)               (2,348)         2,547           (1,117)             203             (212)             221
Change in unrealized gains
   (losses)                              (19,395)        (5,298)         (18,507)          (3,033)          (3,263)            (405)
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from operations                (20,766)        (2,092)         (14,660)            (175)          (3,358)             (76)
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS FROM POLICY
   TRANSACTIONS
Deposits                                  25,103         14,146           24,737           22,077            4,138            7,606
Benefit payments                               -              -                -                -                -                -
Payments on termination                   (1,258)        (2,653)          (1,970)          (2,155)            (681)               -
Loans - net                               (3,601)             -                -                -             (570)               -
Records maintenance charge               (12,897)        (7,628)         (12,570)          (9,405)          (1,496)            (992)
Transfers among the sub-accounts
   and with the Fixed
   Account - net                           1,437         51,661            2,001              891             (208)             (26)
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from policy
   transactions                            8,784         55,526           12,198           11,408            1,183            6,588
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS                                (11,982)        53,434           (2,462)          11,233           (2,175)           6,512

NET ASSETS AT BEGINNING OF
   PERIOD                                 53,434              -           36,805           25,572            8,523            2,011
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

NET ASSETS AT END OF PERIOD      $        41,452  $      53,434  $        34,343  $        36,805  $         6,348  $         8,523
                                 ===============  =============  ===============  ===============  ===============  ===============

UNITS OUTSTANDING
   Units outstanding at
      beginning of period                  5,568              -            2,902            2,015              589              145
         Units issued                      2,299          5,985            1,366            1,129              218              626
         Units redeemed                   (1,057)          (417)            (354)            (242)            (125)            (182)
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------
   Units outstanding at end of
      period                               6,810          5,568            3,914            2,902              682              589
                                 ===============  =============  ===============  ===============  ===============  ===============

(k)  On April 27, 2007 Legg Mason Variable All Cap Portfolio I merged into Legg Mason Partners Variable Fundamental Value
(l)  For period beginning April 27, 2007 and ended December 31, 2007

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                          MFS Variable                     MFS Variable                      MFS Variable
                                            Insurance                        Insurance                         Insurance
                                              Trust                            Trust                             Trust
                                           Sub-Account                      Sub-Account                       Sub-Account
                                 ------------------------------  --------------------------------  --------------------------------


                                            MFS High                       MFS Investors                     MFS Investors
                                             Income                        Growth Stock                          Trust
                                 ------------------------------  --------------------------------  --------------------------------

                                       2008            2007            2008             2007             2008             2007
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS
Net investment income (loss)     $         2,019  $         635  $            76  $            35  $            30  $            22
Net realized gains (losses)                 (331)             1             (138)             297               82              174
Change in unrealized gains
   (losses)                              (10,151)          (558)          (6,166)             900           (1,653)              76
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from operations                 (8,463)            78           (6,228)           1,232           (1,541)             272
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS FROM POLICY
   TRANSACTIONS
Deposits                                  26,448         16,606           10,914           11,072            3,808            2,921
Benefit payments                               -              -             (165)               -             (166)               -
Payments on termination                   (1,134)           (28)          (1,579)            (664)             (40)            (536)
Loans - net                                    -              -                -             (340)               -                -
Records maintenance charge               (11,388)        (5,844)          (5,647)          (5,895)          (1,882)          (1,606)
Transfers among the sub-accounts
   and with the Fixed
   Account - net                             877            404              103                1              (24)              (3)
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from policy
   transactions                           14,803         11,138            3,626            4,174            1,696              776
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS                                  6,340         11,216           (2,602)           5,406              155            1,048

NET ASSETS AT BEGINNING OF
   PERIOD                                 17,966          6,750           13,708            8,302            3,243            2,195
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

NET ASSETS AT END OF PERIOD      $        24,306  $      17,966  $        11,106  $        13,708  $         3,398  $         3,243
                                 ===============  =============  ===============  ===============  ===============  ===============

UNITS OUTSTANDING
   Units outstanding at
      beginning of period                  1,443            552              996              672              224              167
         Units issued                      1,459            954              593              547              226              161
         Units redeemed                     (171)           (63)            (311)            (223)             (99)            (104)
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------
   Units outstanding at end of
      period                               2,731          1,443            1,278              996              351              224
                                 ===============  =============  ===============  ===============  ===============  ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                            MFS Variable                    MFS Variable                     MFS Variable
                                              Insurance                      Insurance                         Insurance
                                               Trust                           Trust                             Trust
                                            Sub-Account                     Sub-Account                       Sub-Account
                                 ------------------------------  --------------------------------  --------------------------------


                                             MFS New                          MFS Total
                                            Discovery                          Return                        MFS Utilities
                                 ------------------------------  --------------------------------  --------------------------------

                                       2008            2007            2008             2007             2008             2007
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS
Net investment income (loss)     $             -  $           -  $         1,027  $           607  $           596  $           321
Net realized gains (losses)                8,666          3,804             (388)             744            7,128            3,640
Change in unrealized gains
   (losses)                              (32,560)        (3,168)          (8,565)            (460)         (22,591)           4,289
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from operations                (23,894)           636           (7,926)             891          (14,867)           8,250
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS FROM POLICY
   TRANSACTIONS
Deposits                                  30,441         30,258           22,800           26,447           11,260           11,587
Benefit payments                            (163)             -                -                -                -                -
Payments on termination                   (1,944)        (1,626)          (6,865)            (752)            (561)          (2,583)
Loans - net                                 (455)             -              (12)          (1,159)          (1,573)            (225)
Records maintenance charge               (14,798)       (13,588)         (12,911)         (11,909)          (6,802)          (7,225)
Transfers among the sub-accounts
   and with the Fixed
   Account - net                              34            (36)          (1,072)             192              737             (103)
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from policy
   transactions                           13,115         15,008            1,940           12,819            3,061            1,451
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS                                (10,779)        15,644           (5,986)          13,710          (11,806)           9,701

NET ASSETS AT BEGINNING OF
   PERIOD                                 55,374         39,730           33,555           19,845           38,650           28,949
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

NET ASSETS AT END OF PERIOD      $        44,595  $      55,374  $        27,569  $        33,555  $        26,844  $        38,650
                                 ===============  =============  ===============  ===============  ===============  ===============

UNITS OUTSTANDING
   Units outstanding at
      beginning of period                  2,528          1,860            1,783            1,099            1,084            1,038
         Units issued                      1,128            808              810              898              447              179
         Units redeemed                     (300)          (140)            (711)            (214)            (323)            (133)
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------
   Units outstanding at end of
      period                               3,356          2,528            1,882            1,783            1,208            1,084
                                 ===============  =============  ===============  ===============  ===============  ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------


                                            MFS Variable           Oppenheimer      Oppenheimer               Oppenheimer
                                              Insurance              Variable        Variable                  Variable
                                                Trust             Account Funds    Account Funds             Account Funds
                                             Sub-Account           Sub-Account      Sub-Account               Sub-Account
                                 ------------------------------  ---------------  ---------------  --------------------------------
                                                                                                              Oppenheimer
                                                                                    Oppenheimer               Main Street
                                                                   Oppenheimer        Global                  Small Cap
                                             MFS Value               Balanced      Securities IC                Growth
                                 ------------------------------  ---------------  ---------------  --------------------------------

                                       2008            2007          2008 (c)         2008 (c)           2008             2007
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS
Net investment income (loss)     $           244  $         153  $             -  $             -  $           986  $           586
Net realized gains (losses)                  827            333                -                -            9,230            6,985
Change in unrealized gains
   (losses)                               (9,214)           656                -                -         (103,748)         (12,471)
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from operations                 (8,143)         1,142                -                -          (93,532)          (4,900)
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS FROM POLICY
   TRANSACTIONS
Deposits                                  15,793         10,444               18               18          125,087          115,162
Benefit payments                               -              -                -                -                -                -
Payments on termination                      (42)            (9)               -                -           (5,140)          (4,523)
Loans - net                                    -              -                -                -           (3,513)          (2,401)
Records maintenance charge                (7,127)        (4,495)             (18)             (18)         (54,255)         (49,453)
Transfers among the sub-accounts
   and with the Fixed
   Account - net                             (30)            13                -                -           (4,267)           2,713
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from policy
   transactions                            8,594          5,953                -                -           57,912           61,498
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS                                    451          7,095                -                -          (35,620)          56,598

NET ASSETS AT BEGINNING OF
   PERIOD                                 20,197         13,102                -                -          217,321          160,723
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

NET ASSETS AT END OF PERIOD      $        20,648  $      20,197  $             -  $             -  $       181,701  $       217,321
                                 ===============  =============  ===============  ===============  ===============  ===============

UNITS OUTSTANDING
   Units outstanding at
      beginning of period                  1,282            898                -                -            9,509            6,948
         Units issued                        706            418                3                3            4,084            2,790
         Units redeemed                      (44)           (34)              (3)              (3)            (805)            (229)
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------
   Units outstanding at end of
      period                               1,944          1,282                -                -           12,788            9,509
                                 ===============  =============  ===============  ===============  ===============  ===============

(c) For period beginning May 1, 2008 and ended December 31, 2008

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                             Oppenheimer                     Oppenheimer
                                              Variable                         Variable                      Panorama Series
                                            Account Funds                   Account Funds                      Fund, Inc.
                                             Sub-Account                     Sub-Account                       Sub-Account
                                 ------------------------------  --------------------------------  --------------------------------

                                             Oppenheimer                     Oppenheimer                       Oppenheimer
                                                MidCap                          Global                        International
                                                Fund                         Securities                          Growth
                                 ------------------------------  --------------------------------  --------------------------------

                                       2008            2007            2008             2007             2008             2007
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS
Net investment income (loss)     $             -  $           -  $         1,337  $           953  $           384  $           317
Net realized gains (losses)                 (258)           132            6,066            4,808              181              757
Change in unrealized gains
   (losses)                              (14,958)           388          (67,446)          (1,554)         (20,174)           3,000
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from operations                (15,216)           520          (60,043)           4,207          (19,609)           4,074
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS FROM POLICY
   TRANSACTIONS
Deposits                                  25,913         20,540          108,950           82,569           16,174           15,551
Benefit payments                               -              -                -                -                -                -
Payments on termination                     (499)        (1,177)          (3,729)          (2,924)          (1,385)            (820)
Loans - net                                    -              -             (309)            (358)            (325)            (130)
Records maintenance charge               (12,041)        (9,798)         (48,127)         (33,532)          (8,424)          (8,693)
Transfers among the sub-accounts
   and with the Fixed
   Account - net                           2,055            795           (1,380)          (5,594)             233              990
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from policy
   transactions                           15,428         10,360           55,405           40,161            6,273            6,898
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS                                    212         10,880           (4,638)          44,368          (13,336)          10,972

NET ASSETS AT BEGINNING OF
   PERIOD                                 20,934         10,054          118,087           73,719           42,441           31,469
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

NET ASSETS AT END OF PERIOD      $        21,146  $      20,934  $       113,449  $       118,087  $        29,105  $        42,441
                                 ===============  =============  ===============  ===============  ===============  ===============

UNITS OUTSTANDING
   Units outstanding at
      beginning of period                  1,613            824            7,085            4,692            1,240            1,035
         Units issued                      1,707          1,012            4,703            3,194              372              278
         Units redeemed                     (120)          (223)            (380)            (801)            (102)             (73)
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------
   Units outstanding at end of
      period                               3,200          1,613           11,408            7,085            1,510            1,240
                                 ===============  =============  ===============  ===============  ===============  ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                        PIMCO Advisors                   PIMCO Advisors                   PIMCO Advisors
                                           Variable                         Variable                         Variable
                                           Insurance                       Insurance                        Insurance
                                             Trust                           Trust                            Trust
                                          Sub-Account                     Sub-Account                      Sub-Account
                                 ------------------------------  --------------------------------  --------------------------------


                                                                                                              OpCap
                                      NACM Small Cap (g)                 OpCap Balanced                    Renaissance
                                 ------------------------------  --------------------------------  --------------------------------

                                       2008            2007            2008             2007           2008 (h)           2007
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS
Net investment income (loss)     $             -  $           -  $           199  $           107  $             1  $             -
Net realized gains (losses)                4,602          8,549              546              561               (7)               2
Change in unrealized gains
   (losses)                              (20,056)        (8,487)          (3,575)          (1,042)               1               (2)
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from operations                (15,454)            62           (2,830)            (374)              (5)               -
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS FROM POLICY
   TRANSACTIONS
Deposits                                  12,064         12,575            3,784            3,076                8               79
Benefit payments                               -              -                -                -                -                -
Payments on termination                   (1,551)          (751)            (998)            (259)               -                -
Loans - net                               (3,641)          (117)               -                -                -                -
Records maintenance charge                (6,108)        (7,222)          (1,823)          (1,365)              (2)             (34)
Transfers among the sub-accounts
   and with the Fixed
   Account - net                             557            311                4               29              (45)              (1)
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from policy
   transactions                            1,321          4,796              967            1,481              (39)              44
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS                                (14,133)         4,858           (1,863)           1,107              (44)              44

NET ASSETS AT BEGINNING OF
   PERIOD                                 39,819         34,961            8,222            7,115               44                -
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

NET ASSETS AT END OF PERIOD      $        25,686  $      39,819  $         6,359  $         8,222  $             -  $            44
                                 ===============  =============  ===============  ===============  ===============  ===============

UNITS OUTSTANDING
   Units outstanding at
      beginning of period                  2,612          2,306              693              573                3                -
         Units issued                        948            458              260              208                -                4
         Units redeemed                     (673)          (152)            (174)             (88)              (3)              (1)
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------
   Units outstanding at end of
      period                               2,887          2,612              779              693                -                3
                                 ===============  =============  ===============  ===============  ===============  ===============

(g)  Previously known us OpCap Small Cap
(h)  For period beginning January 1, 2008 and ended January 18, 2008

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                         PIMCO Variable                   PIMCO Variable                    PIMCO Variable
                                            Insurance                       Insurance                         Insurance
                                              Trust                           Trust                             Trust
                                           Sub-Account                     Sub-Account                       Sub-Account
                                 ------------------------------  --------------------------------  --------------------------------


                                                                                                              PIMCO Real
                                           Foreign Bond                   Money Market                          Return
                                 ------------------------------  --------------------------------  --------------------------------

                                       2008            2007            2008             2007             2008             2007
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS
Net investment income (loss)     $           845  $         705  $         2,989  $         4,915  $         1,290  $           645
Net realized gains (losses)                 (304)           (15)               -                -               10               59
Change in unrealized gains
   (losses)                               (1,303)           123                -                -           (5,909)             968
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from operations                   (762)           813            2,989            4,915           (4,609)           1,672
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS FROM POLICY
   TRANSACTIONS
Deposits                                  23,264         15,200           61,361           70,954           27,439           18,707
Benefit payments                               -              -                -                -                -                -
Payments on termination                   (2,419)          (333)          (5,834)          (1,315)            (212)            (304)
Loans - net                                    -              -           (1,449)          (1,113)               -                -
Records maintenance charge                (8,113)        (6,095)         (30,849)         (33,559)         (12,737)          (7,647)
Transfers among the sub-accounts
   and with the Fixed
   Account - net                          (9,183)           197           10,471           (9,430)          18,865              627
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from policy
   transactions                            3,549          8,969           33,700           25,537           33,355           11,383
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS                                  2,787          9,782           36,689           30,452           28,746           13,055

NET ASSETS AT BEGINNING OF
   PERIOD                                 25,200         15,418          119,360           88,908           22,453            9,398
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

NET ASSETS AT END OF PERIOD      $        27,987  $      25,200  $       156,049  $       119,360  $        51,199  $        22,453
                                 ===============  =============  ===============  ===============  ===============  ===============

UNITS OUTSTANDING
   Units outstanding at
      beginning of period                  1,968          1,248           10,433            8,151            1,820              843
         Units issued                      1,209            796            4,935            3,427            2,957            1,224
         Units redeemed                     (938)           (76)          (2,028)          (1,145)            (311)            (247)
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------
   Units outstanding at end of
      period                               2,239          1,968           13,340           10,433            4,466            1,820
                                 ===============  =============  ===============  ===============  ===============  ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                 PIMCO Variable Insurance Trust  Putnam Variable Trust (Class IA)  Putnam Variable Trust (Class IA)
                                           Sub-Account                     Sub-Account                        Sub-Account
                                 ------------------------------  --------------------------------  --------------------------------


                                                                                                      VT International Growth and
                                       PIMCO Total Return            VT High Yield (Class IA)             Income (Class IA)
                                 ------------------------------  --------------------------------  --------------------------------

                                       2008            2007            2008             2007             2008            2007
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS
Net investment income (loss)     $         5,283  $       4,128  $         3,093  $         2,376  $           247  $           206
Net realized gains (losses)                2,465           (167)            (381)              11            1,881            2,148
Change in unrealized gains
   (losses)                               (2,344)         3,743          (12,599)          (1,411)          (9,313)          (1,662)
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from operations                  5,404          7,704           (9,887)             976           (7,185)             692
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS FROM POLICY
   TRANSACTIONS
Deposits                                  51,125         53,018           12,806           13,809            6,577            5,978
Benefit payments                               -              -                -                -                -                -
Payments on termination                  (10,508)        (4,699)            (667)          (1,448)               -             (358)
Loans - net                                 (827)        (1,583)            (291)            (551)            (124)               -
Records maintenance charge               (27,105)       (21,628)          (5,631)          (6,474)          (3,204)          (3,139)
Transfers among the sub-accounts
   and with the Fixed
   Account - net                           3,353          1,311           (1,078)            (733)             221              169
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from policy
   transactions                           16,038         26,419            5,139            4,603            3,470            2,650
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS                                 21,442         34,123           (4,748)           5,579           (3,715)           3,342

NET ASSETS AT BEGINNING OF
   PERIOD                                105,753         71,630           34,086           28,507           13,588           10,246
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

NET ASSETS AT END OF PERIOD      $       127,195  $     105,753  $        29,338  $        34,086  $         9,873  $        13,588
                                 ===============  =============  ===============  ===============  ===============  ===============

UNITS OUTSTANDING
   Units outstanding at
      beginning of period                  7,792          5,741            2,103            1,817              477              386
         Units issued                      2,098          2,552              492              510              227              146
         Units redeemed                     (948)          (501)            (149)            (224)             (64)             (55)
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------
   Units outstanding at end of
      period                               8,942          7,792            2,446            2,103              640              477
                                 ===============  =============  ===============  ===============  ===============  ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                                                           T. Rowe Price                     T. Rowe Price
                                      Rydex Variable Trust              Equity Series, Inc.               Equity Series, Inc.
                                           Sub-Account                      Sub-Account                       Sub-Account
                                 ------------------------------  --------------------------------  --------------------------------


                                                                           T. Rowe Price
                                      Rydex Sector Rotation              Blue Chip Growth             T. Rowe Price Equity Income
                                 ------------------------------  --------------------------------  --------------------------------

                                       2008            2007            2008             2007             2008             2007
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS
Net investment income (loss)     $             -  $           -  $            66  $           220  $         3,512  $         2,239
Net realized gains (losses)                 (140)         2,751             (767)             613            2,934            9,316
Change in unrealized gains
   (losses)                              (11,921)         2,142          (27,370)           3,778          (68,760)          (8,749)
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from operations                (12,061)         4,893          (28,071)           4,611          (62,314)           2,806
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS FROM POLICY
   TRANSACTIONS
Deposits                                   9,978         11,083           44,674           27,902           97,893           84,494
Benefit payments                               -              -                -                -                -                -
Payments on termination                     (766)          (716)          (4,258)            (879)          (4,891)          (3,625)
Loans - net                                 (416)          (233)               2               53             (176)            (259)
Records maintenance charge                (5,387)        (5,941)         (20,113)         (12,783)         (44,264)         (37,991)
Transfers among the sub-accounts
   and with the Fixed
   Account - net                           1,696             55             (164)             142               52           (8,323)
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from policy
   transactions                            5,105          4,248           20,141           14,435           48,614           34,296
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS                                 (6,956)         9,141           (7,930)          19,046          (13,700)          37,102

NET ASSETS AT BEGINNING OF
   PERIOD                                 29,417         20,276           53,071           34,025          141,692          104,590
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

NET ASSETS AT END OF PERIOD      $        22,461  $      29,417  $        45,141  $        53,071  $       127,992  $       141,692
                                 ===============  =============  ===============  ===============  ===============  ===============

UNITS OUTSTANDING
   Units outstanding at
      beginning of period                  1,250          1,057            3,715            2,685            6,872            5,238
         Units issued                        675            336            2,241            1,375            3,172            2,249
         Units redeemed                     (315)          (143)            (460)            (345)            (328)            (615)
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------
   Units outstanding at end of
      period                               1,610          1,250            5,496            3,715            9,716            6,872
                                 ===============  =============  ===============  ===============  ===============  ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                          The Universal           The Universal             The Universal
                                          Institutional           Institutional             Institutional
                                           Funds, Inc.             Funds, Inc.               Funds, Inc.
                                           Sub-Account             Sub-Account               Sub-Account
                                 ------------------------------  ---------------  --------------------------------

                                                                    Van Kampen
                                           Van Kampen              UIF Emerging
                                     UIF Capital Growth (i)       Markets Equity      Van Kampen UIF High Yield
                                 ------------------------------  ---------------  --------------------------------

                                       2008            2007          2008 (c)           2008             2007
                                 ---------------  -------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS
Net investment income (loss)     $            44  $           -  $             -  $         1,309  $         1,287
Net realized gains (losses)               (2,268)           908                -             (305)             (38)
Change in unrealized gains
   (losses)                              (12,917)         3,206                2           (4,695)            (688)
                                 ---------------  -------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from operations                (15,141)         4,114                2           (3,691)             561
                                 ---------------  -------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS FROM POLICY
   TRANSACTIONS
Deposits                                  15,720         16,363               85            6,030            6,784
Benefit payments                               -              -                -                -                -
Payments on termination                   (1,945)        (1,395)               -             (515)            (690)
Loans - net                                  (31)        (3,740)               -           (2,269)            (231)
Records maintenance charge                (8,794)        (7,416)             (11)          (3,240)          (3,677)
Transfers among the sub-accounts
   and with the Fixed
   Account - net                             748          1,214              149              471              690
                                 ---------------  -------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from policy
   transactions                            5,698          5,026              223              477            2,876
                                 ---------------  -------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS                                 (9,443)         9,140              225           (3,214)           3,437

NET ASSETS AT BEGINNING OF
   PERIOD                                 25,828         16,688                -           16,467           13,030
                                 ---------------  -------------  ---------------  ---------------  ---------------

NET ASSETS AT END OF PERIOD      $        16,385  $      25,828  $           225  $        13,253  $        16,467
                                 ===============  =============  ===============  ===============  ===============

UNITS OUTSTANDING
   Units outstanding at
      beginning of period                  1,617          1,273                -            1,089              896
         Units issued                      1,054            751               49              270              290
         Units redeemed                     (653)          (407)               -             (223)             (97)
                                 ---------------  -------------  ---------------  ---------------  ---------------
   Units outstanding at end of
      period                               2,018          1,617               49            1,136            1,089
                                 ===============  =============  ===============  ===============  ===============

(i)  Previously known as Van Kampen UIF Equity Growth
(c)  For period beginning May 1, 2008 and ended December 31, 2008

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                          The Universal
                                          Institutional                  Van Eck Worldwide                 Van Eck Worldwide
                                           Funds, Inc.                    Insurance Trust                   Insurance Trust
                                           Sub-Account                      Sub-Account                       Sub-Account
                                 ------------------------------  --------------------------------  --------------------------------


                                           Van Kampen                    Van Eck Worldwide                 Van Eck Worldwide
                                      UIF U.S. Real Estate                Absolute Return                  Emerging Markets
                                 ------------------------------  --------------------------------  --------------------------------

                                       2008            2007            2008             2007             2008             2007
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS
Net investment income (loss)     $         1,561  $         443  $             4  $            24  $             -  $            66
Net realized gains (losses)               14,740          4,246               35              102           13,247            3,309
Change in unrealized gains
   (losses)                              (38,269)       (12,824)          (1,360)              (1)         (49,407)           2,532
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from operations                (21,968)        (8,135)          (1,321)             125          (36,160)           5,907
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS FROM POLICY
   TRANSACTIONS
Deposits                                  35,368         30,704           10,588            2,346           36,356           27,071
Benefit payments                               -              -                -                -                -                -
Payments on termination                   (3,228)        (2,696)            (423)               -           (1,100)            (290)
Loans - net                                  (50)             -              (49)               -                -                -
Records maintenance charge               (14,614)       (14,754)          (1,905)          (1,276)         (12,257)          (8,356)
Transfers among the sub-accounts
   and with the Fixed
   Account - net                             824            595              (28)               3           (6,744)          10,118
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from policy
   transactions                           18,300         13,849            8,183            1,073           16,255           28,543
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS                                 (3,668)         5,714            6,862            1,198          (19,905)          34,450

NET ASSETS AT BEGINNING OF
   PERIOD                                 43,022         37,308            4,340            3,142           47,464           13,014
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

NET ASSETS AT END OF PERIOD      $        39,354  $      43,022  $        11,202  $         4,340  $        27,559  $        47,464
                                 ===============  =============  ===============  ===============  ===============  ===============

UNITS OUTSTANDING
   Units outstanding at
      beginning of period                  1,677          1,206              386              291            1,471              555
         Units issued                        985            591              860              122            1,333            1,067
         Units redeemed                     (192)          (120)            (100)             (27)            (380)            (151)
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------
   Units outstanding at end of
      period                               2,470          1,677            1,146              386            2,424            1,471
                                 ===============  =============  ===============  ===============  ===============  ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                        Van Eck Worldwide                  Van Kampen                          Van Kampen
                                         Insurance Trust             Life Investment Trust               Life Investment Trust
                                           Sub-Account                    Sub-Account                         Sub-Account
                                 ------------------------------  --------------------------------  --------------------------------


                                             Van Eck
                                      Worldwide Hard Assets              LIT Government                  LIT Growth and Income
                                 ------------------------------  --------------------------------  --------------------------------

                                       2008            2007            2008             2007             2008            2007
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS
Net investment income (loss)     $            57  $          15  $           947  $           635  $         1,425  $         1,078
Net realized gains (losses)                3,030          1,649             (331)             (40)           1,011            3,296
Change in unrealized gains
   (losses)                              (18,374)         4,050             (485)             582          (32,269)          (2,619)
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from operations                (15,287)         5,714              131            1,177          (29,833)           1,755
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS FROM POLICY
   TRANSACTIONS
Deposits                                  21,144         10,173           17,079           18,256           47,572           39,728
Benefit payments                               -              -                -                -                -                -
Payments on termination                        -           (595)          (7,486)            (739)          (5,535)          (4,631)
Loans - net                                    -              -             (484)          (2,085)            (400)          (1,728)
Records maintenance charge                (6,245)        (4,272)         (11,420)          (9,869)         (20,330)         (19,651)
Transfers among the sub-accounts
   and with the Fixed
   Account - net                           1,162            (37)           1,388            1,507              992              823
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from policy
   transactions                           16,061          5,269             (923)           7,070           22,299           14,541
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS                                    774         10,983             (792)           8,247           (7,534)          16,296

NET ASSETS AT BEGINNING OF
   PERIOD                                 21,367         10,384           20,400           12,153           79,429           63,133
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------

NET ASSETS AT END OF PERIOD      $        22,141  $      21,367  $        19,608  $        20,400  $        71,895  $        79,429
                                 ===============  =============  ===============  ===============  ===============  ===============

UNITS OUTSTANDING
   Units outstanding at
      beginning of period                    617            436            1,709            1,093            3,901            3,187
         Units issued                        634            232              961              966            1,810            1,031
         Units redeemed                      (65)           (51)          (1,057)            (350)            (509)            (317)
                                 ---------------  -------------  ---------------  ---------------  ---------------  ---------------
   Units outstanding at end of
      period                               1,186            617            1,613            1,709            5,202            3,901
                                 ===============  =============  ===============  ===============  ===============  ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                            Van Kampen
                                 Life Investment Trust (Class II)
                                           Sub-Account
                                 --------------------------------


                                           LIT Mid Cap
                                      Growth (Class II) (j)
                                 --------------------------------

                                       2008            2007
                                 ---------------  ---------------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS
Net investment income (loss)     $             -  $             -
Net realized gains (losses)                8,410            1,581
Change in unrealized gains
   (losses)                              (24,445)           1,627
                                 ---------------  ---------------

Increase (decrease) in net
   assets from operations                (16,035)           3,208
                                 ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS FROM POLICY
   TRANSACTIONS
Deposits                                  16,612           14,528
Benefit payments                               -                -
Payments on termination                     (165)          (1,617)
Loans - net                                    2             (534)
Records maintenance charge                (7,759)          (6,008)
Transfers among the sub-accounts
   and with the Fixed
   Account - net                           1,211              374
                                 ---------------  ---------------

Increase (decrease) in net
   assets from policy
   transactions                            9,901            6,743
                                 ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS                                 (6,134)           9,951

NET ASSETS AT BEGINNING OF
   PERIOD                                 27,533           17,582
                                 ---------------  ---------------

NET ASSETS AT END OF PERIOD      $        21,399  $        27,533
                                 ===============  ===============

UNITS OUTSTANDING
   Units outstanding at
      beginning of period                  1,785            1,341
         Units issued                        882              797
         Units redeemed                      (57)            (353)
                                 ---------------  ---------------
   Units outstanding at end of
      period                               2,610            1,785
                                 ===============  ===============

(j)  Previously known as LIT Aggressive Growth (Class II)

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   ORGANIZATION

     Allstate Life of New York Variable Life Separate Account A (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Allstate Life Insurance Company of New York ("Allstate New York"). The assets of the Account are legally segregated from those of Allstate New York. Allstate New York is wholly owned by Allstate Life Insurance Company ("Allstate"), which is a wholly owned subsidiary of Allstate Insurance Company,which is wholly owned by Allstate Insurance Holdings, LLC, which is wholly owned by The Allstate Corporation. These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

     Allstate New York issues three life insurance policies, the Consultant Protector, the Consultant Accumulator, and Total Accumulator (collectively the "Policies"), the deposits of which are invested at the direction of the policyholders in the sub-accounts that comprise the Account. Absent any Policy provisions wherein Allstate New York contractually guarantees a specified death benefit, variable life policyholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-accounts listed below invest in the corresponding mutual fund portfolios (collectively the "Funds"):

     AIM VARIABLE INSURANCE FUNDS             FIDELITY VARIABLE INSURANCE
        AIM V. I. Basic Value                    PRODUCTS FUND
        AIM V. I. Capital Appreciation           (CONTINUED)
        AIM V. I. Core Equity                    VIP Money Market
        AIM V. I. MidCap Core Equity             VIP Overseas
     THE ALGER AMERICAN FUND                     VIP Real Estate
        Alger American Balanced*                 VIP Value Strategies*
        Alger Capital Appreciation            FRANKLIN TEMPLETON INVESTMENTS
           (Previously known as                  VIP Mutual Discovery
           Alger Leveraged AllCap)                  Securities*
        Alger Large Cap Growth                   VIP Mutual Shares Securities*
           (Previously known as Alger            VIP Global Asset Allocation *
           Growth)                               VIP Global Income Securities
        Alger MidCap Growth                      VIP Global Communications
     ALLIANCEBERNSTEIN                              Securities*
        VPS Growth and Income Class A            VIP High Income Securities*
        VPS International Growth Class A         VIP Income Securities
        VPS International Value Class A          VIP Small Cap Value Securities
        VPS Small Cap Growth Class A*            VIP Small-Mid Cap Growth
        VPS Small/Mid Cap Value Class A*            Securities*
        VPS Wealth Appreciation Strategy*        VIP Strategic Income Securities
     DWS INVESTMENTS VARIABLE INSURANCE          VIP U.S. Government*
        TRUST                                 IBBOTSON
        DWS VIP Equity 500 Index A               Aggressive Growth ETF Asset
        DWS VIP Small Cap Index A                   Allocation
     DWS VARIABLE SERIES II                      Balanced ETF Asset Allocation
        DWS VIP Balanced A                       Conservative ETF Asset
     FIDELITY VARIABLE INSURANCE                    Allocation
        PRODUCTS FUND                            Growth ETF Asset Allocation
        VIP Asset Manager                        Income and Growth ETF Asset
        VIP Contrafund                              Allocation
        VIP Equity-Income                     JANUS ASPEN SERIES
        VIP Growth                               Balanced*
        VIP Growth & Income*                     Flexible Bond*
        VIP High Income*                         Forty Portfolio
        VIP Index 500                            Fundamental Equity*
        VIP Index 500 - Service Class            Global Life Sciences*
        VIP Investment Grade Bond                Global Technology*
        VIP Mid Cap                              International Growth
                                                 Mid Cap Growth*
                                                 Mid Cap Value*

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     JANUS ASPEN SERIES (SERVICE SHARES)      PANORAMA SERIES FUND, INC.
        Balanced (Service Shares)                Oppenheimer International
        Foreign Stock (Service Shares)              Growth
           (On May 1, 2008 Foreign Stock      PIMCO ADVISORS VARIABLE INSURANCE
           (Service Shares) merged into             TRUST
           International Growth)                 NACM Small Cap (Previously
        International Growth (Service               known us OpCap Small Cap)
           Shares)                               OpCap Balanced
        Mid Cap Value (Service Shares)           OpCap Renaissance (For period
        Risk-Managed Core (Service                  beginning January 1, 2008,
           Shares)                                  and ended January 18, 2008)
        Small Company Value (Service          PIMCO VARIABLE INSURANCE TRUST
           Shares)                               Foreign Bond
        Worldwide Growth (Service                Money Market
           Shares)                               PIMCO Real Return
     LAZARD RETIREMENT SERIES, INC.              PIMCO Total Return
        Emerging Markets Equity               PUTNAM VARIABLE TRUST (CLASS IA)
     LEGG MASON PARTNERS VARIABLE                VT High Yield (Class IA)
           PORTFOLIO I, INC.                     VT International Growth and
        Legg Mason Variable All Cap                 Income (Class IA)
           Portfolio I (Merged into           RYDEX VARIABLE TRUST
           Legg Mason Variable                   Rydex Sector Rotation
           Fundamental Value on April         T. ROWE PRICE EQUITY SERIES, INC.
           27, 2007)                             T. Rowe Price Blue Chip Growth
        Legg Mason Variable Fundamental          T. Rowe Price Equity Income
           Value                              THE UNIVERSAL INSTITUTIONAL FUNDS,
        Legg Mason Variable Global High             INC.
           Yield Bond II                         Van Kampen UIF Capital Growth
        Legg Mason Variable Investors               (Previously known as Van
           Portfolio I                              Kampen UIF Equity Growth)
     MFS VARIABLE INSURANCE TRUST                Van Kampen UIF Emerging Markets
        MFS High Income                             Equity
        MFS Investors Growth Stock               Van Kampen UIF High Yield
        MFS Investors Trust                      Van Kampen UIF U.S. Real Estate
        MFS New Discovery                     VAN ECK WORLDWIDE INSURANCE TRUST
        MFS Total Return                         Van Eck Worldwide Absolute
        MFS Utilities                               Return
        MFS Value                                Van Eck Worldwide Emerging
     OPPENHEIMER VARIABLE ACCOUNT FUNDS             Markets
        Oppenheimer Balanced*                    Van Eck Worldwide Hard Assets
        Oppenheimer Core Bond*                VAN KAMPEN LIFE INVESTMENT TRUST
        Oppenheimer Global Securities            LIT Government
        Oppenheimer Global Securities IC*           LIT Growth and Income
        Oppenheimer Main Street Small         VAN KAMPEN LIFE INVESTMENT TRUST
           Cap Growth                            (CLASS II)
        Oppenheimer MidCap Fund                  LIT Mid Cap Growth (Class II)
        Oppenheimer Strategic Bond*                 (Previously known as LIT
        Oppenheimer Value*                          Aggressive Growth
                                                    (Class II))

     *    Fund was available, but had no net assets as of December 31, 2008

     The net assets are affected by the investment results of each mutual fund, transactions by policyholders and certain contract expenses (see Note 3). The accompanying financial statements include only policyholders' purchase payments applicable to the variable portions of their policies and exclude any purchase payments directed by the contractholder to the fixed account ("Fixed Account") in which the contractholders earn a fixed rate of return.

     A policyholder may choose from among a number of different underlying mutual fund portfolio options. The underlying mutual fund portfolios are not available to the general public directly. These portfolios are

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ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     available as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies, or in certain cases, through participation in certain qualified pension or retirement plans.

     Some of these underlying mutual fund portfolios have been established by investment advisers that manage publicly traded mutual funds that have similar names and investment objectives. While some of the underlying mutual fund portfolios may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual fund portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual fund portfolios may differ substantially.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENTS - Investments consist of shares of the Funds and are stated at fair value. The difference between cost and fair value of shares owned on the day of measurement is recorded as unrealized gain or loss on investments.

     FAIR VALUE OF FINANCIAL ASSETS - The Account adopted the provisions of Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements" ("SFAS No. 157"), as of January 1, 2008 for its financial assets and financial liabilities that are measured at fair value. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, and establishes a framework for measuring fair value. The adoption did not have an effect on the Account's determination of fair value.

     In determining fair value, the Account uses the market approach which utilizes market transaction data for the same or similar instruments. SFAS No. 157 establishes a hierarchy for inputs used in determining fair value that maximize the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available.

     Observable inputs are those used by market participants in valuing financial instruments that are developed based on market data obtained from independent sources. The Account uses prices that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices may be reduced. This condition could cause an instrument to be reclassified from Level 1 to Level 2, or from Level 2 to Level 3.

     Financial assets recorded on the Statements of Net Assets at fair value as of December 31, 2008 comprise investments and are categorized in the fair value hierarchy based on the reliability of inputs to the valuation techniques as follows:

     Level 1: Financial assets whose values are based on unadjusted quoted prices for identical assets in an active market that the Account can access.

     Level 2:  Financial assets whose values are based on the following:

               a) Quoted prices for similar assets or liabilities in active markets, or

               b) Quoted prices for identical or similar assets or liabilities in non-active markets.

     Level 3: Financial assets whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect the Account's estimates of the assumptions that market participants would use in valuing the financial assets.

     All investments during the respective periods consist of shares of the Funds that have daily quoted net asset values for identical assets that the Account can access and are categorized as Level 1. Net asset values for these actively traded Funds are obtained daily from the Funds' managers.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     DIVIDENDS - Dividends declared by the Funds are recognized on the ex-dividend date.

     NET REALIZED GAINS AND LOSSES -Net realized gains and losses on fund shares represent the difference between the proceeds from sales of shares of the Funds by the Account and the cost of such shares, which is determined on a weighted average basis, and realized gain distributions received from the underlying mutual fund portfolios. Transactions are recorded on a trade date basis. Distributions of net realized gains are recorded on the Funds' ex-distribution date.

     FEDERAL INCOME TAXES - The Account intends to qualify as a segregated asset account as defined by the Internal Revenue Code of 1986 ("Code"). In order to qualify as a segregated asset account, each sub-account is required to satisfy the diversification requirements of Section 817(h) of the Code. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The operations of the Account are included in the tax return of Allstate New York. Allstate New York is taxed as a life insurance company under the Code and joins with The Allstate Corporation and its eligible domestic subsidiaries in the filing of a consolidated federal income tax return. No federal income taxes are allocable to the Account, as the Account did not generate taxable income.

     The Account had no liability for unrecognized tax benefits at December 31, 2008 and there was no activity related to unrecognized tax benefits during the year. The Account believes that it is reasonably possible that the liability balance will not significantly increase or decrease within the next 12 months. No amounts have been accrued for interest or penalties related to unrecognized tax benefits.

     USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosures in the accompanying notes. Actual results could differ from those estimates.

     ADOPTED ACCOUNTING STANDARD - In September 2006, the Financial Accounting Standards Board ("FASB") issued SFAS No. 157, which redefines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosures about fair value measurements. SFAS No. 157 establishes a three-level hierarchy for fair value measurements based upon the nature of the inputs to the valuation of an asset. SFAS No. 157 applies where other accounting pronouncements require or permit fair value measurements. The Account adopted the provisions of SFAS No. 157 for financial assets recognized or disclosed at fair value on a recurring or non-recurring basis as of January 1, 2008. In October 2008, the FASB issued FASB Staff Position No. FAS 157-3, "Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active" ("FSP FAS 157-3"), which clarifies the application of SFAS 157 in a market that is not active. The Account adopted the provisions of FSP FAS 157-3 as of September 30, 2008. The adoption of SFAS No. 157 and FSP FAS 157-3 did not have an effect on the Account's financial statements.

3.   EXPENSES

     SURRENDER CHARGE - In the event the policy is surrendered, a withdrawal charge may be imposed. The charge is assessed if the Policy is surrendered during a specified time, which ranges from 9 to 14 years depending upon the Policy, and varies based upon several variables including the policyholder's age and Account value at the time of surrender. This charge ranges from $3.32 to $49.00 per $1,000 of face amount. The amounts are included in payments on terminations.

     MONTHLY DEDUCTIONS - On each monthly deduction day (the same day in each month as the Issue Date, or the last day of the month if a month does not have that day), Allstate New York will deduct from the policy value an amount to cover certain charges and expenses incurred in connection with the policy. The monthly deduction is intended to compensate Allstate New York for expenses incurred in connection with the cost of

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     insurance, mortality and expense risk charges, administrative expense charges, and policy fees. The monthly deductions are recognized as redemption of units and are as follows:

     COST OF INSURANCE - On all policies, Allstate New York charges each policyholder monthly for cost of insurance. The cost of insurance is determined based upon several variables, including the policyholder's age and sex, the policy year, the face amount and the underwriting class.

     MORTALITY AND EXPENSE RISK CHARGE - The mortality and expense risk charge covers insurance benefits available with the policies and certain expenses of the policies. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the policies. Allstate New York deducts charges daily at a rate ranging from 0.15% to 0.55% per annum of the net policy value and vary based on the policy year.

     ADMINISTRATIVE EXPENSE CHARGE - Allstate New York deducts an administrative expense charge on a monthly basis to cover expenses incurred in evaluating the insured persons' risk, issuing the policy, and sales expenses. The annual amount of this charge ranges from $0.20 to $2.50 per $1,000 of face amount depending upon the policy and the policy year.

     POLICY FEE - On all policies, Allstate New York deducts a policy fee on a monthly basis to cover expenses such as salaries, postage and periodic reports. This fee ranges from $6.25 to $16.50 per month depending upon the policy and the policy year.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------------------------------------------------------------------

4. PURCHASES OF INVESTMENTS

The cost of investments purchased during the year ended December 31, 2008 were as follows:

                                                                                   Purchases
                                                                                  ----------
Investments in the AIM Variable Insurance Funds Sub-Accounts:
   AIM V. I. Basic Value                                                          $   25,287
   AIM V. I. Capital Appreciation                                                     37,138
   AIM V. I. Core Equity                                                               5,698
   AIM V. I. MidCap Core Equity                                                       21,424

Investments in the The Alger American Fund Sub-Accounts:
   Alger Capital Appreciation (a)                                                     25,355
   Alger Large Cap Growth (b)                                                         23,308
   Alger MidCap Growth                                                                82,422

Investments in the Alliancebernstein Sub-Accounts:
   VPS Growth and Income Class A (c)                                                     394
   VPS International Growth Class A (c)                                                  269
   VPS International Value Class A (c)                                                   223

Investments in the DWS Investments Variable Insurance Trust Sub-Accounts:
   DWS VIP Equity 500 Index A                                                         20,702
   DWS VIP Small Cap Index A                                                          15,519

Investments in the DWS Variable Series II Sub-Accounts:
   DWS VIP Balanced A                                                                 11,187

Investments in the Fidelity Variable Insurance Products Fund Sub-Accounts:
   VIP Asset Manager                                                                  16,500
   VIP Contrafund                                                                    109,046
   VIP Equity-Income                                                                  80,813
   VIP Growth                                                                         72,893
   VIP Index 500                                                                     219,224
   VIP Index 500  - Service Class (c)                                                  1,528
   VIP Investment Grade Bond                                                          50,426
   VIP Mid Cap (c)                                                                       125
   VIP Money Market                                                                   70,046
   VIP Overseas                                                                       54,169
   VIP Real Estate (c)                                                                   352

Investments in the Franklin Templeton Investments Sub-Accounts:
   VIP Income Securities (c)                                                             246

(a)  Previously known as Alger Leveraged AllCap
(b)  Previously known as Alger Growth
(c)  For period beginning May 1, 2008 and ended December 31, 2008

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------------------------------------------------------------------

4. PURCHASES OF INVESTMENTS (CONTINUED)

                                                                                   Purchases
                                                                                  ----------
Investments in the Franklin Templeton Investments Sub-Accounts (continued):
   VIP Small Cap Value Securities (c)                                             $      619
   VIP Strategic Income Securities (c)                                                   121
   VIP Global Income Securities (c)                                                      120

Investments in the Ibbotson Sub-Accounts:
   Aggressive Growth ETF Asset Allocation (c)                                          2,098
   Balanced ETF Asset Allocation (c)                                                   1,220
   Conservative ETF Asset Allocation (c)                                                 819
   Growth ETF Asset Allocation (c)                                                    19,764
   Income and Growth ETF Asset Allocation (c)                                          1,893

Investments in the Janus Aspen Series Sub-Accounts:
   Forty Portfolio                                                                    10,825
   International Growth (c)                                                              224

Investments in the Janus Aspen Series (Service Shares) Sub-Accounts:
   Balanced (Service Shares)                                                          37,645
   Foreign Stock (Service Shares) (d) (e)                                              7,673
   International Growth (Service Shares) (c) (e)                                      58,609
   Mid Cap Value (Service Shares)                                                     24,319
   Risk-Managed Core (Service Shares)                                                  1,573
   Small Company Value (Service Shares)                                               38,675
   Worldwide Growth (Service Shares)                                                   5,986

Investments in the Lazard Retirement Series, Inc. Sub-Accounts:
   Emerging Markets Equity (f)                                                         5,119

Investments in the Legg Mason Partners Variable Portfolios I, Inc Sub-Accounts:
   Legg Mason Variable Fundamental Value                                              18,287
   Legg Mason Variable Global High Yield Bond II                                      20,793
   Legg Mason Variable Investors Portfolio I                                           2,925

Investments in the MFS Variable Insurance Trust Sub-Accounts:
   MFS High Income                                                                    18,739
   MFS Investors Growth Stock                                                          7,507

(c)  For period beginning May 1, 2008 and ended December 31, 2008
(d)  For period beginning January 1, 2008 and ended May 1, 2008
(e)  On May 1, 2008 Foreign Stock (Service Shares) merged into Janus Aspen Series International Growth (Service Shares)
(f)  Previously known as Emerging Markets

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------------------------------------------------------------------

4. PURCHASES OF INVESTMENTS (CONTINUED)

                                                                                   Purchases
                                                                                  ----------
Investments in the MFS Variable Insurance Trust Sub-Accounts (continued):
   MFS Investors Trust                                                            $    3,179
   MFS New Discovery                                                                  28,858
   MFS Total Return                                                                   16,536
   MFS Utilities                                                                      20,438
   MFS Value                                                                          10,291

Investments in the Oppenheimer Variable Account Funds Sub-Accounts:
   Oppenheimer Global Securities                                                      68,990
   Oppenheimer Main Street Small Cap Growth                                           86,092
   Oppenheimer MidCap Fund                                                            16,641

Investments in the Panorama Series Fund, Inc. Sub-Accounts:
   Oppenheimer International Growth                                                    9,431

Investments in the PIMCO Advisors Variable Insurance Trust Sub-Accounts:
   NACM Small Cap (g)                                                                 17,969
   OpCap Balanced                                                                      4,044
   OpCap Renaissance (h)                                                                  26

Investments in the PIMCO Variable Insurance Trust Sub-Accounts:
   Foreign Bond                                                                       16,346
   Money Market                                                                       60,295
   PIMCO Real Return                                                                  38,572
   PIMCO Total Return                                                                 36,825

Investments in the Putnam Variable Trust (Class IA) Sub-Accounts:
   VT High Yield (Class IA)                                                           10,429
   VT International Growth and Income (Class IA)                                       7,478

Investments in the Rydex Variable Trust Sub-Accounts:
   Rydex Sector Rotation                                                              11,242

Investments in the T. Rowe Price Equity Series, Inc. Sub-Accounts:
   T. Rowe Price Blue Chip Growth                                                     25,124
   T. Rowe Price Equity Income                                                        61,797

(g)  Previously known us OpCap Small Cap
(h)  For period beginning January 1, 2008 and ended January 18, 2008

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------------------------------------------------------------------

4. PURCHASES OF INVESTMENTS (CONTINUED)

                                                                                   Purchases
                                                                                  ----------
Investments in the The Universal Institutional Funds, Inc. Sub-Accounts:
   Van Kampen UIF Capital Growth (i)                                              $   11,985
   Van Kampen UIF U.S. Emerging Markets Equity (c)                                       223
   Van Kampen UIF High Yield                                                           5,049
   Van Kampen UIF U.S. Real Estate                                                    40,923

Investments in the Van Eck Worldwide Insurance Trust Sub-Accounts:
   Van Eck Worldwide Absolute Return                                                   9,327
   Van Eck Worldwide Emerging Markets                                                 44,142
   Van Eck Worldwide Hard Assets                                                      21,239

Investments in the Van Kampen Life Investment Trust Sub-Accounts:
   LIT Government                                                                     12,420
   LIT Growth and Income                                                              34,572

Investments in the Van Kampen Life Investment Trust (Class II) Sub-Accounts:
   LIT Mid Cap Growth (Class II) (j)                                                  19,296
                                                                                  ----------
                                                                                   1,979,626
                                                                                  ==========

(c)  For period beginning May 1, 2008 and ended December 31, 2008
(i)  Previously known as Van Kampen UIF Equity Growth
(j)  Previously known as LIT Aggressive Growth (Class II)

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------------------------------------------------------------------

5. FINANCIAL HIGHLIGHTS

     A summary of units outstanding, accumulation unit values, net assets, net investment income ratios, and total return ratios by sub-accounts is presented below for each of the five years in the period ended December 31, 2008.

     ITEMS IN THE FOLLOWING TABLE ARE NOTATED AS FOLLOWS:

          * INVESTMENT INCOME RATIO - These amounts represent dividends, excluding realized gain distributions, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses that result in a reduction in the accumulation unit values or redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying mutual fund in which the sub-account invests. The investment income ratio for each product may differ due to the timing of contract transactions.

               Sub-accounts with a date notation indicate the effective date of that investment option in the Account. Consistent with the total return the investment income ratio is calculated for the period or from the effective date through the end of the reporting period. The investment income ratio for closed funds is calculated from the beginning of period, or from the effective date, through the last day the fund was open.

          ** TOTAL RETURN - These amounts represent the total return for periods indicated, including changes in the value of the underlying fund. The products currently sold through the Account do not contain expenses assessed through the reduction in the accumulation unit values. The ratio does not include any expenses assessed through the redemption of units. The total return is calculated as the change in the accumulation unit value during the reporting period, or the effective period if less than the reporting period, divided by the beginning of period accumulation unit value or the accumulation unit value on the effective date.

                                                     Accumulator and Protector Policies

                                                                              For the year ended
                                                At December 31,                  December 31,
                                      ----------------------------------  -------------------------
                                                Accumulation                Investment     Total
                                        Units    Unit Value   Net Assets  Income Ratio*   Return**
                                      --------  ------------  ----------  -------------  ----------
Investments in the AIM Variable
   Insurance Funds Sub-Accounts:
      AIM V. I. Basic Value
         2008                            4,458  $       6.40  $   28,521           1.16%     -51.77%
         2007                            3,321         13.26      44,043           0.78        1.54
         2006                            1,792         13.06      23,409           0.51       13.20
         2005                              871         11.54      10,047           0.13        5.74
         2004 (n)                          317         10.91       3,463           0.00        9.12
      AIM V. I. Capital  Appreciation
         2008                            9,279          8.13      75,438           0.00      -42.49
         2007                            6,498         14.14      91,863           0.00       12.01
         2006                            4,506         12.62      56,862           0.10        6.30
         2005                              593         11.87       7,040           0.10        8.84
         2004 (n)                           97         10.91       1,056           0.00        9.09
      AIM V. I. Core Equity
         2008                              734          8.24       6,048           2.34      -30.14
         2007                              179         11.80       2,113           1.20        8.12
         2006 (o)                          185         10.92       2,016           0.89        9.16

(n) For period beginning April 30, 2004 and ended December 31, 2004
(o) For period beginning April 28, 2006 and ended December 31, 2006

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------------------------------------------------------------------

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                    Accumulator and Protector Policies

                                                                              For the year ended
                                                At December 31,                  December 31,
                                      ----------------------------------  -------------------------
                                                Accumulation                Investment     Total
                                        Units    Unit Value   Net Assets  Income Ratio*   Return**
                                      --------  ------------  ----------  -------------  ----------
Investments in the AIM Variable
   Insurance Funds Sub-Accounts
   (continued):
      AIM V. I. Mid Cap Core Equity
         2008                            3,667  $      10.25  $   37,599           1.77%     -28.52%
         2007                            3,378         14.34      48,456           0.28        9.55
         2006                            1,911         13.09      25,023           1.31       11.24
         2005                              822         11.77       9,674           0.71        7.62
         2004                              356         10.94       3,891           0.31        9.37

Investments in the The Alger American
   Fund Sub-Accounts:
      Alger Capital Appreciation (a)
         2008                            5,276         13.95      73,589           0.00      -45.13
         2007                            5,044         25.42     128,238           0.00       33.53
         2006                            3,837         19.04      73,051           0.00       19.26
         2005                            2,603         15.96      41,550           0.00       14.45
         2004                            1,732         13.95      24,158           0.00        8.19

      Alger Large Cap Growth (b)
         2008                            8,327          8.75      72,895           0.23      -46.15
         2007                            6,934         16.26     112,734           0.33       19.94
         2006                            5,533         13.55      74,995           0.11        5.15
         2005                            3,871         12.89      49,900           0.21       12.03
         2004                            1,852         11.51      21,304           0.00        5.50

      Alger MidCap Growth
         2008                            7,504         12.23      91,766           0.16      -58.36
         2007                            5,921         29.37     173,868           0.00       31.56
         2006                            5,238         22.32     116,923           0.00       10.14
         2005                            3,654         20.27      74,044           0.00        9.82
         2004                            1,804         18.45      33,284           0.00       13.04

Investments in the DWS Investments
   Variable Insurance Trust
   Sub-Accounts:
      DWS VIP Equity 500 Index A
         2008                            4,502         12.02      54,123           2.48      -37.15
         2007                            4,087         19.13      78,180           1.54        5.30
         2006                            3,683         18.16      66,895           1.14       15.52
         2005                            2,838         15.72      44,621           1.53        4.68
         2004                            1,831         15.02      27,505           0.81       10.59

(a) Previously known as Alger Leveraged AllCap
(b) Previously known as Alger Growth

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------------------------------------------------------------------

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                    Accumulator and Protector Policies

                                                                              For the year ended
                                                At December 31,                  December 31,
                                      ----------------------------------  -------------------------
                                                Accumulation                Investment     Total
                                        Units    Unit Value   Net Assets  Income Ratio*   Return**
                                      --------  ------------  ----------  -------------  ----------
Investments in the DWS Investments
   Variable Insurance Trust
   Sub-Accounts (continued):
      DWS VIP Small Cap Index A
         2008                            1,879  $      14.60  $   27,439           1.85%     -34.12%
         2007                            1,950         22.16      43,218           0.88       -1.90
         2006                            1,733         22.59      39,141           0.64       17.49
         2005                            1,352         19.23      26,000           0.59        4.26
         2004                              908         18.44      16,751           0.28       17.76

Investments in the DWS Variable
   Series II Sub-Account:
      DWS VIP Balanced A
         2008                            4,142          8.98      37,191           3.99      -27.33
         2007                            3,662         12.36      45,245           3.10        4.84
         2006                            3,197         11.79      37,674           4.12       10.24
         2005 (p)                        3,991         10.69      42,664           0.00        6.91

Investments in the Fidelity Variable
   Insurance Products Fund
   Sub-Accounts:
      VIP Asset Manager
         2008                            2,538         11.60      29,435           3.03      -28.72
         2007                            2,290         16.27      37,267           6.61       15.50
         2006                            1,267         14.09      17,843           1.17        7.32
         2005                              371         13.13       4,877           0.06        4.04
         2004 (n)                            3         12.62          36           0.00        5.47
      VIP Contrafund
         2008                           15,800         13.92     219,920           1.20      -42.51
         2007                           12,045         24.21     291,639           1.07       17.59
         2006                            9,128         20.59     187,947           1.38       11.72
         2005                            5,444         18.43     100,339           0.20       16.94
         2004                            2,939         15.76      46,318           0.10       15.48
      VIP Equity-Income
         2008                           17,091         10.66     182,241           3.20      -42.65
         2007                           12,546         18.59     233,281           2.19        1.53
         2006                            8,963         18.31     164,156           3.24       20.19
         2005                            5,517         15.24      84,066           1.03        5.87
         2004                            2,346         14.39      33,765           0.32       11.53

(n) For period beginning April 30, 2004 and ended December 31, 2004
(p) For period beginning April 29, 2005 and ended December 31, 2005

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------------------------------------------------------------------

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                    Accumulator and Protector Policies

                                                                              For the year ended
                                                At December 31,                  December 31,
                                      ----------------------------------  -------------------------
                                                Accumulation                Investment     Total
                                        Units    Unit Value   Net Assets  Income Ratio*   Return**
                                      --------  ------------  ----------  -------------  ----------
Investments in the Fidelity Variable
   Insurance Products Fund
   Sub-Accounts (continued):
      VIP Growth
         2008                           23,541  $       8.56  $  201,617           1.00%     -47.17%
         2007                           18,772         16.21     304,302           0.77       26.96
         2006                           14,114         12.77     180,207           0.29        6.85
         2005                            8,371         11.95     100,028           0.34        5.80
         2004                            4,224         11.29      47,707           0.04        3.38
      VIP Index 500
         2008                           39,491          9.76     385,403           2.88      -37.00
         2007                           25,589         15.49     396,389           3.80        5.44
         2006                           13,708         14.69     201,390           0.39       15.73
         2005                            1,886         12.69      23,940           0.84        4.82
         2004 (n)                          520         12.11       6,294           0.00       10.61
      VIP Investment Grade Bond
         2008                           11,828         11.67     138,067           3.80       -3.25
         2007                            9,405         12.06     113,464           3.30        4.35
         2006                            5,676         11.56      65,622           2.87        4.35
         2005                            3,038         11.08      33,664           2.46        2.19
         2004                            1,388         10.84      15,048           0.85        4.45
      VIP Money Market
         2008                            7,574         14.46     109,546           2.94        3.02
         2007                            4,723         14.04      66,300           4.67        5.22
         2006                            2,725         13.34      36,363           6.02        4.88
         2005                            1,123         12.72      14,290           3.35        3.04
         2004 (n)                           10         12.35         119           0.00        1.21
      VIP Overseas
         2008                            7,397         11.54      85,397           3.44      -43.80
         2007                            5,042         20.54     103,585           3.48       17.31
         2006                            3,478         17.51      60,912           0.62       18.08
         2005                            1,815         14.83      26,913           0.40       19.05
         2004                              865         12.46      10,777           0.28       13.63

(n)  For period beginning April 30, 2004 and ended December 31, 2004

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------------------------------------------------------------------

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                    Accumulator and Protector Policies

                                                                              For the year ended
                                                At December 31,                  December 31,
                                      ----------------------------------  -------------------------
                                                Accumulation                Investment     Total
                                        Units    Unit Value   Net Assets  Income Ratio*   Return**
                                      --------  ------------  ----------  -------------  ----------
Investments in the Janus Aspen
   Series Sub-Account:
      Forty Portfolio
         2008                            1,274  $      10.85  $   13,824           0.17%     -44.15%
         2007                            1,009         19.43      19,602           0.37       36.99
         2006                              740         14.19      10,499           0.41        9.35
         2005                              292         12.97       3,791           0.25       12.85
         2004 (n)                           64         11.50         735           0.27       14.97

Investments in the Janus Aspen
   Series (Service Shares)
   Sub-Accounts:
      Balanced (Service Shares)
         2008                            7,200         13.90     100,115           2.63      -16.06
         2007                            5,913         16.56      97,944           2.41       10.29
         2006                            4,828         15.02      72,521           2.13       10.41
         2005                            2,695         13.60      36,665           2.31        7.66
         2004                            1,172         12.64      14,806           3.42        8.29
      Foreign Stock (Service Shares)
         2008 (d) (e)                        -           N/A           -           3.28       -5.46
         2007                            2,036         18.31      37,279           1.56       18.25
         2006                            1,302         15.48      20,154           1.90       18.06
         2005                              562         13.11       7,374           0.78        6.24
         2004                              245         12.34       3,028           0.30       18.22
      International Growth
         (Service Shares)
         2008 (c) (e)                    5,481          4.71      25,799           7.07      -52.93
      Mid Cap Value (Service Shares)
         2008                            3,431         11.18      38,380           3.72      -27.90
         2007                            2,648         15.51      41,082           3.67        7.17
         2006                            1,029         14.47      14,894           2.89       15.06
         2005                              334         12.58       4,207           8.81       10.00
         2004 (n)                            7         11.44          86           0.00       14.35
      Risk-Managed Core
         (Service Shares)
         2008                              200          9.54       1,904           0.88      -36.24
         2007                              137         14.97       2,056           0.60        6.13
         2006                               75         14.10       1,061           0.11       10.77
         2005                               58         12.73         732          12.50       10.91
         2004 (n)                            -         11.48           -           0.00       14.80

(c)  For period beginning May 1, 2008 and ended December 31, 2008
(d)  For period beginning January 1, 2008 and ended May 1, 2008
(e)  On May 1, 2008 Foreign Stock (Service Shares) merged into Janus Aspen Series International Growth (Service Shares)
(n)  For period beginning April 30, 2004 and ended December 31, 2004

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------------------------------------------------------------------

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                    Accumulator and Protector Policies

                                                                              For the year ended
                                                At December 31,                  December 31,
                                      ----------------------------------  -------------------------
                                                Accumulation                Investment     Total
                                        Units    Unit Value   Net Assets  Income Ratio*   Return**
                                      --------  ------------  ----------  -------------  ----------
Investments in the Janus Aspen
   Series (Service Shares)
   Sub-Accounts (continued):
      Small Company Value
         (Service Shares)
         2008                            3,085  $       8.12  $   25,050           0.00%     -35.92%
         2007                            1,989         12.67      25,202           1.50       -6.11
         2006                              354         13.50       4,778           0.00       21.87
         2005 (p)                           49         11.07         548           0.00       10.74
      Worldwide Growth
         (Service Shares)
         2008                            1,557         10.57      16,459           1.11      -44.81
         2007                            1,226         19.15      23,480           0.61        9.36
         2006                              995         17.51      17,427           1.66       17.94
         2005                              700         14.84      10,387           1.41        5.57
         2004                              266         14.06       3,738           1.30        4.53

Investments in the Lazard Retirement
   Series, Inc. Sub-Account:
      Emerging Markets Equity (f)
         2008                              441         26.44      11,654           2.22      -48.72
         2007                              529         51.57      27,273           1.27       33.30
         2006                              353         38.68      13,647           0.49       29.95
         2005                              290         29.77       8,642           0.36       40.78
         2004                              163         21.15       3,443           0.62       30.59

Investments in the Legg Mason
   Partners Variable Portfolios I,
   Inc. Sub-Accounts:
      Legg Mason Variable All Cap
         Portfolio I
         2007 (k) (m)                        -           N/A           -           0.30        5.46
         2006                            2,322         19.79      45,954           1.53       18.11
         2005                            1,822         16.75      30,525           1.08        4.05
         2004                            1,077         16.10      17,336           0.95        8.31
      Legg Mason Variable
         Fundamental Value
         2008                            6,810          6.09      41,452           2.06      -36.58
         2007 (k) (l)                    5,568          9.60      53,434           2.47       -4.03
      Legg Mason Variable Global
         High Yield Bond II
         2008                            3,914          8.77      34,343          13.95      -30.82
         2007                            2,902         12.68      36,805           8.51       -0.07
         2006                            2,015         12.69      25,572           7.73       10.64
         2005                            1,046         11.47      12,003          10.16        3.81
         2004 (n)                          167         11.05       1,847          11.80       10.50

(f)  Previously known as Emerging Markets
(k)  On April 27, 2007 Legg Mason Variable All Cap Portfolio I merged into Legg Mason Partners Variable Fundamental Value
(l)  For period beginning April 27, 2007 and ended December 31, 2007
(m)  For period beginning January, 2007 and ended April 27, 2007
(n)  For period beginning April 30, 2004 and ended December 31, 2004
(p)  For period beginning April 29, 2005 and ended December 31, 2005

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------------------------------------------------------------------

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                    Accumulator and Protector Policies

                                                                              For the year ended
                                                At December 31,                  December 31,
                                      ----------------------------------  -------------------------
                                                Accumulation                Investment     Total
                                        Units    Unit Value   Net Assets  Income Ratio*   Return**
                                      --------  ------------  ----------  -------------  ----------
Investments in the Legg Mason
   Partners Variable Portfolios I,
   Inc Sub-Accounts (continued):
      Legg Mason Variable Investors
         Portfolio I
         2008                              682  $       9.31  $    6,348           1.57%     -35.62%
         2007                              589         14.46       8,523           2.05        3.90
         2006                              145         13.92       2,011           2.12       18.26
         2005                               70         11.77         820           2.24        6.53
         2004 (n)                            3         11.05          37           5.41       10.46

Investments in the MFS Variable
   Insurance Trust Sub-Accounts:
      MFS High Income
         2008                            2,731          8.90      24,306           9.55      -28.49
         2007                            1,443         12.45      17,966           5.14        1.77
         2006                              552         12.23       6,750           3.73       10.37
         2005                               97         11.08       1,076           4.10        2.16
         2004 (n)                            -         10.85           -           0.00        8.47
      MFS Investors Growth Stock
         2008                            1,278          8.69      11,106           0.61      -36.87
         2007                              996         13.76      13,708           0.31       11.36
         2006                              672         12.36       8,302           0.00        7.58
         2005                              240         11.49       2,758           0.27        4.49
         2004 (n)                           63         10.99         698           0.00        9.94
      MFS Investors Trust
         2008                              351          9.69       3,398           0.90      -33.08
         2007                              224         14.48       3,243           0.82       10.31
         2006                              167         13.13       2,195           0.42       12.99
         2005                               98         11.62       1,141           0.73        7.31
         2004 (n)                           12         10.83         133           0.00       11.35
      MFS New Discovery
         2008                            3,356         13.29      44,595           0.00      -39.33
         2007                            2,528         21.90      55,374           0.00        2.52
         2006                            1,860         21.36      39,730           0.00       13.22
         2005                            1,222         18.87      23,068           0.00        5.25
         2004                              711         17.93      12,744           0.00        6.52

(n)  For period beginning April 30, 2004 and ended December 31, 2004

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------------------------------------------------------------------

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                    Accumulator and Protector Policies

                                                                              For the year ended
                                                At December 31,                  December 31,
                                      ----------------------------------  -------------------------
                                                Accumulation                Investment     Total
                                        Units    Unit Value   Net Assets  Income Ratio*   Return**
                                      --------  ------------  ----------  -------------  ----------
Investments in the MFS Variable
   Insurance Trust Sub-Accounts
   (continued):
      MFS Total Return
         2008                            1,882  $      14.65  $   27,569           3.36%     -22.13%
         2007                            1,783         18.81      33,555           2.27        4.21
         2006                            1,099         18.05      19,845           1.78       11.89
         2005                              434         16.13       7,000           1.31        2.82
         2004 (n)                          100         15.69       1,572           0.00       11.33
      MFS Utilities
         2008                            1,208         22.22      26,844           1.82      -37.67
         2007                            1,084         35.65      38,650           0.95       27.90
         2006                            1,038         27.88      28,949           1.91       31.26
         2005                            1,073         21.24      22,790           0.59       16.84
         2004                              598         18.18      10,869           0.87       30.20
      MFS Value
         2008                            1,944         10.62      20,648           1.20      -32.58
         2007                            1,282         15.75      20,197           0.92        7.91
         2006                              898         14.60      13,102           1.05       20.84
         2005                              502         12.08       6,069           1.13        6.66
         2004 (n)                           28         11.33         322           0.00       13.26

Investments in the Oppenheimer
   Variable Account Funds
   Sub-Accounts:
      Oppenheimer Main Street Small
         Cap Growth
         2008                           12,788         14.21     181,701           0.49      -37.83
         2007                            9,509         22.85     217,321           0.31       -1.21
         2006                            6,948         23.13     160,723           0.13       15.00
         2005                            4,636         20.12      93,255           0.00        9.92
         2004                            2,321         18.30      42,485           0.00       19.42
      Oppenheimer MidCap Fund
         2008                            3,200          6.61      21,146           0.00      -49.07
         2007                            1,613         12.98      20,934           0.00        6.33
         2006                              824         12.20      10,054           0.00        2.96
         2005 (p)                           94         11.85       1,110           0.00       18.53

(n)  For period beginning April 30, 2004 and ended December 31, 2004
(p)  For period beginning April 29, 2005 and ended December 31, 2005

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------------------------------------------------------------------

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                    Accumulator and Protector Policies

                                                                              For the year ended
                                                At December 31,                  December 31,
                                      ----------------------------------  -------------------------
                                                Accumulation                Investment     Total
                                        Units    Unit Value   Net Assets  Income Ratio*   Return**
                                      --------  ------------  ----------  -------------  ----------
   Oppenheimer Variable Account
      Funds Sub-Accounts:
      Oppenheimer Global Securities
         2008                           11,408  $       9.94  $  113,449           1.15%     -40.33%
         2007                            7,085         16.67     118,087           0.99        6.08
         2006                            4,692         15.71      73,719           0.64       17.36
         2005                            2,012         13.39      26,940           0.31       14.06
         2004 (n)                          476         11.74       5,591           0.00       17.37

Investments in the Panorama Series
   Fund, Inc. Sub-Account:
      Oppenheimer International
         Growth
         2008                            1,471         19.63      28,874           1.07      -42.64
         2007                            1,240         34.22      42,441           0.86       12.61
         2006                            1,035         30.39      31,469           0.54       30.78
         2005                              782         23.24      18,178           0.67       14.06
         2004                              365         20.37       7,432           0.34       17.85

Investments in the PIMCO Advisors
   Variable Insurance Sub-Accounts:
      NACM Small Cap (g)
         2008                            2,887          8.90      25,686           0.00      -41.63
         2007                            2,612         15.24      39,819           0.00        0.58
         2006                            2,306         15.16      34,961           0.00       24.08
         2005                            1,773         12.22      21,653           0.00        0.06
         2004                            1,018         12.21      12,425           0.02       17.88
      OpCap Balanced
         2008                              779          8.16       6,359           2.74      -31.18
         2007                              693         11.86       8,222           1.40       -4.44
         2006                              573         12.41       7,115           0.11       10.80
         2005                               27         11.20         306           0.00        2.74
         2004 (n)                            -         10.90           -           0.00        9.04
      OpCap Renaissance
         2008 (h)                            -           N/A           -           1.65       -9.58
         2007                                3         13.06          44           0.54        6.32
         2006                                -           N/A           -           0.00       11.37
         2005                                -         11.03           -           0.00       -4.53
         2004 (n)                            -         11.56           -           0.00       15.56

(g)  Previously known us OpCap Small Cap
(h)  For period beginning January 1, 2008 and ended January 18, 2008
(n)  For period beginning April 30, 2004 and ended December 31, 2004

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------------------------------------------------------------------

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                    Accumulator and Protector Policies

                                                                              For the year ended
                                                At December 31,                  December 31,
                                      ----------------------------------  -------------------------
                                                Accumulation                Investment     Total
                                        Units    Unit Value   Net Assets  Income Ratio*   Return**
                                      --------  ------------  ----------  -------------  ----------
Investments in the PIMCO Variable
   Insurance Trust Sub-Accounts:
      Foreign Bond
         2008                            2,239  $      12.50  $   27,987           3.18%      -2.39%
         2007                            1,968         12.80      25,200           3.47        3.63
         2006                            1,248         12.36      15,418           3.47        2.19
         2005                              813         12.09       9,834           2.43        5.15
         2004                              486         11.50       5,595           1.49        5.56
      Money Market
         2008                           13,341         11.70     156,049           2.17        2.25
         2007                           10,433         11.44     119,360           4.72        4.88
         2006                            8,151         10.91      88,908           4.69        4.62
         2005                            5,573         10.43      58,100           2.82        2.76
         2004                            2,616         10.15      26,579           1.06        0.88
      PIMCO Real Return
         2008                            4,466         11.47      51,199           3.50       -7.04
         2007                            1,820         12.33      22,453           4.05       10.68
         2006                              843         11.14       9,398           3.93        0.71
         2005                              433         11.07       4,788           3.60        2.08
         2004 (n)                           16         10.84         175           0.00        8.39
      PIMCO Total Return
         2008                            8,943         14.22     127,195           4.54        4.80
         2007                            7,792         13.57     105,753           4.65        8.77
         2006                            5,741         12.48      71,630           4.50        3.86
         2005                            3,969         12.01      47,689           3.60        2.44
         2004                            2,235         11.73      26,254           1.44        4.88

Investments in the Putnam Variable
   Trust (Class IA) Sub-Accounts:
      VT High Yield (Class IA)
         2008                            2,446         11.99      29,338           9.75      -26.01
         2007                            2,103         16.21      34,086           7.59        3.31
         2006                            1,817         15.69      28,507           7.47       10.60
         2005                            1,495         14.19      21,207           6.99        3.47
         2004                              796         13.71      10,916           4.09       10.99

(n)  For period beginning April 30, 2004 and ended December 31, 2004

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------------------------------------------------------------------

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                    Accumulator and Protector Policies

                                                                              For the year ended
                                                At December 31,                  December 31,
                                      ----------------------------------  -------------------------
                                                Accumulation                Investment     Total
                                        Units    Unit Value   Net Assets  Income Ratio*   Return**
                                      --------  ------------  ----------  -------------  ----------
Investments in the Putnam Variable
   Trust (Class IA) Sub-Accounts
   (continued):
      VT International Growth and
         Income (Class IA)
         2008                              640  $      15.43  $    9,873           2.10%     -45.85%
         2007                              477         28.49      13,588           1.72        7.29
         2006                              386         26.56      10,246           1.22       27.63
         2005                              317         20.81       6,602           0.66       14.33
         2004                              140         18.20       2,543           0.38       21.31

Investments in the Rydex Variable
   Trust Sub-Account:
      Rydex Sector Rotation
         2008                            1,610         13.95      22,461           0.00      -40.73
         2007                            1,250         23.54      29,417           0.00       22.75
         2006                            1,057         19.18      20,276           0.00       11.39
         2005                              871         17.22      14,996           0.00       13.71
         2004                              485         15.14       7,342           0.00       10.71

Investments in the T. Rowe Price
   Equity Series, Inc. Sub-Accounts:
      T. Rowe Price Blue Chip Growth
         2008                            5,496          8.21      45,141           0.13      -42.51
         2007                            3,715         14.29      53,071           0.51       12.74
         2006                            2,685         12.67      34,025           0.38        9.67
         2005                            1,396         11.56      16,133           0.16        5.94
         2004 (n)                          421         10.91       4,595           1.09        9.07
      T. Rowe Price Equity Income
         2008                            9,716         13.17     127,992           2.60      -36.11
         2007                            6,872         20.62     141,692           1.82        3.26
         2006                            5,238         19.97     104,590           1.64       18.97
         2005                            3,119         16.78      52,352           1.78        3.92
         2004                            1,242         16.15      20,053           1.82       14.92

Investments in the The Universal
   Institutional Funds, Inc.
   Sub-Accounts:
      Van Kampen UIF Capital
         Growth (i)
         2008                            2,018          8.12      16,385           0.21      -49.19
         2007                            1,617         15.98      25,828           0.00       21.91
         2006                            1,273         13.11      16,688           0.00        4.11
         2005                              655         12.59       8,251           0.42       15.71
         2004 (n)                          170         10.88       1,855           0.00        8.79

(i)  Previously known as Van Kampen UIF Equity Growth
(n)  For period beginning April 30, 2004 and ended December 31, 2004

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------------------------------------------------------------------

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                    Accumulator and Protector Policies

                                                                              For the year ended
                                                At December 31,                  December 31,
                                      ----------------------------------  -------------------------
                                                Accumulation                Investment     Total
                                        Units    Unit Value   Net Assets  Income Ratio*   Return**
                                      --------  ------------  ----------  -------------  ----------
Investments in the The Universal
   Institutional Funds, Inc.
   Sub-Accounts (continued):
      Van Kampen UIF High Yield
         2008                            1,136  $      11.67  $   13,253           8.81%     -22.86%
         2007                            1,089         15.12      16,467           8.73        4.01
         2006                              896         14.54      13,030           8.37        8.62
         2005                              656         13.39       8,782           7.76        1.06
         2004                              325         13.25       4,300           4.92        9.48
      Van Kampen UIF U.S. Real
         Estate
         2008                            2,470         15.93      39,354           3.79      -37.89
         2007                            1,677         25.65      43,022           1.10      -17.07
         2006                            1,206         30.93      37,308           1.04       38.04
         2005                              918         22.41      20,561           1.36       17.05
         2004                              370         19.14       7,077           1.04       36.39

Investments in the Van Eck Worldwide
   Insurance Trust Sub-Accounts:
      Van Eck Worldwide Absolute
         Return
         2008                            1,146          9.78      11,202           0.05      -13.10
         2007                              386         11.25       4,340           0.65        4.05
         2006                              291         10.81       3,142           0.58        8.65
         2005                              240          9.95       2,385           0.00        0.20
         2004 (n)                          202          9.93       2,010           0.00       -0.71
      Van Eck Worldwide Emerging
         Markets
         2008                            2,424         11.37      27,559           0.00      -64.78
         2007                            1,471         32.28      47,464           0.22       37.61
         2006                              555         23.45      13,014           0.41       39.49
         2005                              336         16.81       5,652           0.65       32.00
         2004 (n)                          161         12.74       2,056           0.00       27.39
      Van Eck Worldwide Hard Assets
         2008                            1,186         18.67      22,141           0.26      -46.12
         2007                              617         34.66      21,367           0.09       45.36
         2006                              436         23.84      10,384           0.01       24.49
         2005                               12         19.15         225           0.00       51.67
         2004 (n)                            -         12.63           -           0.00       26.27

(n)  For period beginning April 30, 2004 and ended December 31, 2004

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------------------------------------------------------------------

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                    Accumulator and Protector Policies

                                                                              For the year ended
                                                At December 31,                  December 31,
                                      ----------------------------------  -------------------------
                                                Accumulation                Investment     Total
                                        Units    Unit Value   Net Assets  Income Ratio*   Return**
                                      --------  ------------  ----------  -------------  ----------
Investments in the Van Kampen Life
   Investment Trust Sub-Accounts:
      LIT Government
         2008                            1,613  $      12.15  $   19,608           4.74%       1.81%
         2007                            1,709         11.94      20,400           3.90        7.33
         2006                            1,093         11.12      12,153           3.45        3.34
         2005                              607         10.76       6,535           2.61        3.54
         2004 (n)                          116         10.39       1,206           0.00        3.95
      LIT Growth and Income
         2008                            5,187         13.84      71,789           1.88      -32.03
         2007                            3,901         20.36      79,429           1.51        2.80
         2006                            3,187         19.81      63,133           1.06       16.23
         2005                            2,355         17.04      40,140           0.81        9.99
         2004                            1,101         15.49      17,059           0.33       14.38

Investments in the Van Kampen Life
   Investment Trust (Class II)
   Sub-Account:
      LIT Mid Cap Growth
         (Class II) (j)
         2008                            2,610          8.20      21,399           0.00      -46.83
         2007                            1,785         15.42      27,533           0.00       17.60
         2006                            1,341         13.12      17,582           0.00        4.92
         2005                              594         12.50       7,430           0.00       11.11
         2004 (n)                          402         11.25       4,524           0.00       12.50

(j)  Previously known as LIT Aggressive Growth (Class II)
(n)  For period beginning April 30, 2004 and ended December 31, 2004

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------------------------------------------------------------------

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       Total Accumulator Policies

                                                                              For the year ended
                                                At December 31,                  December 31,
                                      ----------------------------------  ------------------------
                                                Accumulation                Investment     Total
                                        Units    Unit Value   Net Assets  Income Ratio*   Return**
                                      --------  ------------  ----------  -------------  ---------
Investments in the The Alger
   American Fund Sub-Accounts:
      Alger Large Cap Growth (b)
         2008                               34  $       5.83  $      198           0.23%    -41.72%
      Alger MidCap Growth
         2008 (c)                           39          4.81         185           0.16     -51.92

Investments in the AllianceBernstein
   Sub-Accounts:
      VPS Growth & Income Class A
         2008 (c)                           51          6.44         329           0.00     -35.56
      VPS International Growth
         Class A
         2008 (c)                           37          5.26         197           0.00     -47.35
      VPS International Value
         Class A
         2008 (c)                           47          4.81         224           0.00     -51.89

Investments in the
   Fidelity Variable Insurance
      Products Fund Sub-Accounts:
      VIP Contrafund
         2008 (c)                           34          6.05         207           1.20     -39.47
      VIP Equity-Income
         2008 (c)                           70          5.88         413           3.20     -41.16
      VIP Growth
         2008 (c)                           51          5.73         293           1.00     -42.70
      VIP Index 500 - Service Class
         2008 (c)                          217          6.52       1,417           5.31     -34.81

(b)  Previously known as Alger Growth
(c)  For period beginning May 1, 2008 and ended December 31, 2008

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------------------------------------------------------------------

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       Total Accumulator Policies

                                                                              For the year ended
                                                At December 31,                  December 31,
                                      ----------------------------------  ------------------------
                                                Accumulation                Investment     Total
                                        Units    Unit Value   Net Assets  Income Ratio*   Return**
                                      --------  ------------  ----------  -------------  ---------
Investments in the Fidelity Variable
   Insurance Products Fund
   Sub-Accounts (continued):
      VIP Investment Grade Bond
         2008 (c)                           19  $       9.59  $      178           3.80%     -4.05%
      VIP Mid Cap
         2008 (c)                           16          6.34         100           0.80     -36.58
      VIP Money Market
         2008 (c)                          203         10.18       2,064           2.94       1.77
      VIP Real Estate
         2008 (c)                           61          5.35         329           7.34     -46.51

Investments in the Franklin
   Templeton Investments Fund
   Sub-Accounts:
      VIP Income Securities
         2008 (c)                           31          6.99         213           0.00     -30.12
      VIP Small Cap Value Securities
         2008 (c)                           83          6.57         548           0.00     -34.27
      VIP Strategic Income
         Securities
         2008 (c)                           13          8.67         114           0.00     -13.27
      VIP Global Income Securities
         2008 (c)                           12         10.12         124           0.00       1.17

Investments in the Ibbotson Fund
   Sub-Accounts:
      Aggressive Growth ETF Asset
         Allocation
         2008 (c)                          227          6.55       1,485           1.09     -34.50
      Balanced ETF Asset Allocation
         2008 (c)                          144          7.66       1,103           2.89     -23.37

(c)  For period beginning May 1, 2008 and ended December 31, 2008

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------------------------------------------------------------------

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       Total Accumulator Policies

                                                                              For the year ended
                                                At December 31,                  December 31,
                                      ----------------------------------  ------------------------
                                                Accumulation                Investment     Total
                                        Units    Unit Value   Net Assets  Income Ratio*   Return**
                                      --------  ------------  ----------  -------------  ---------
Investments in the Ibbotson Fund
   Sub-Accounts (continued):
      Conservative ETF Asset
         Allocation
         2008 (c)                           90  $       9.32  $      837           1.71%     -6.75%
      Growth ETF Asset Allocation
         2008 (c)                        2,767          6.97      19,294           0.21     -30.27
      Income & Growth ETF Asset
         Allocation
         2008 (c)                          183          8.50       1,558           6.99     -14.95

Investments in the Janus Aspen
   Series
   Sub-Accounts:
      International Growth
         2008 (c)                           48          4.69         224           0.00     -53.15

Investments in the Oppenheimer
   Variable Account Funds
   Sub-Accounts:
      Oppenheimer Balanced
         2008 (c)                            -          5.83           -           0.00     -41.72
      Oppenheimer Global Securities
         2008 (c)                            -          6.24           -           0.00     -37.60

Investments in the Panorama Series
   Fund, Inc.
   Sub-Account:
      Oppenheimer International
         Growth
         2008 (c)                           39          5.96         231           1.07     -40.39

Investments in the The Universal
   Institutional Funds, Inc.
   Sub-Accounts:
      Van Kampen UIF Emerging
         Markets Equity
         2008 (c)                           49          4.61         225           0.00     -53.93

(c)  For period beginning May 1, 2008 and ended December 31, 2008

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------------------------------------------------------------------------

5. FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       Total Accumulator Policies

                                                                              For the year ended
                                                At December 31,                  December 31,
                                      ----------------------------------  ------------------------
                                                Accumulation                Investment     Total
                                        Units    Unit Value   Net Assets  Income Ratio*   Return**
                                      --------  ------------  ----------  -------------  ---------
Investments in the Van Kampen Life
   Investment Trust Sub-Accounts:
      LIT Growth and Income
         2008 (c)                           15  $       7.03  $      106           1.88     -29.68

(c)  For period beginning May 1, 2008 and ended December 31, 2008

                                     PART C
                                OTHER INFORMATION

26.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Resolution of the Board of Directors of Allstate Life Insurance Company of New York authorizing establishment of the Allstate Life of New York Variable Life Separate Account A dated August 1, 1996./1

     (b)  Not Applicable

     (c)  (i) Form of Principal Underwriting Agreement. /2

          (ii) Form of Selling Agreement. /2

          (iii) Form of Schedule of Sales Commissions. /2

     (d) Form of Contract for the Consultant Protector Flexible Premium Variable Universal Life Policy. /1

     (e) Form of Application for the Consultant Protector Flexible Premium Variable Universal Life Policy /1

     (f) Restated Certificate of Incorporation of Allstate Life Insurance Company of New York (Previously filed in Depositor's Form 10-K annual report dated March 30, 1999 and incorporated herein by reference).

     (g)  Not Applicable

     (h)  Fund Participation Agreements:

          (1) Form of Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc, Allstate Life Insurance Company of New York, and Allstate Life Financial Services, Inc./1

          (2) Form of Participation Agreement among the Alger American Fund, Allstate Life Insurance Company of New York & Fred Alger and Company, Incorporated./1

          (3)  Form of  Participation  Agreement  among  Allstate Life Insurance
               Company of New York, Variable Insurance Products Fund and Fidelity Distributors Corporation./1

          (4) Form of Participation Agreement among Allstate Life Insurance Company of New York, Variable Insurance Products Fund II and Fidelity Distributors Corporation./1

          (5) Form of Fund Participation Agreement (Service Shares) between Janus Aspen Series and Allstate Life Insurance Company of New York./1

          (6)  Form of  Participation  Agreement  among  Allstate Life Insurance
               Company  of  New  York,   Lazard  Asset   Management  and  Lazard
               Retirement Series, Inc. /1

          (7) Form of Participation Agreement between Allstate Life Insurance Company of New York, LSA Variable Series Trust and LSA Asset Management, LLC./1

          (8)  Form of  Participation  Agreement  among MFS  Variable  Insurance
               Trust,   Allstate  Life  Insurance   Company  of  New  York,  and
               Massachusetts Financial Services Company./1

          (9) Form of Participation Agreement between Allstate Life Insurance Company of New York and OCC Accumulation Trust./1

          (10) Form  of  Participation   Agreement  among  Oppenheimer  Variable
               Account   Funds,   OppenheimerFunds,   Inc.,  and  Allstate  Life
               Insurance Company of New York. /1

          (11) Form of Participation Agreement among Panorama Series Fund, OppenheimerFunds, Inc., and Allstate Life Insurance Company of New York. /1

          (12) Form of Participation Agreement among PIMCO Variable Insurance Trust, Allstate Life Insurance Company of New York and PIMCO Funds Distributor LLC. /1

          (13) Form of Participation Agreement among Putnam Variable Trust, Putnam Retail Management, Inc., and Allstate Life Insurance Company of New York./1

          (14) Form of Participation Agreement among Rydex Variable Trust, Rydex Distributors, Inc. and Allstate Life Insurance Company of New York. /1

          (15) Form of Participation Agreement between Salomon Brothers Variable Series Fund, Inc., Salomon Brothers Asset Management, Inc. and Allstate Life Insurance Company of New York. /1

          (16) Form of Fund Participation Agreement between Allstate Life Insurance Company of New York and Deutsche Asset Management, Inc./1

          (17) Form of Participation Agreement between Scudder Variable Series I, Deutsche Investment Management Americas Inc., Scudder
               Distributors, Inc. and Allstate Life Insurance Company of New York./1

          (18) Form of Participation Agreement among Allstate Life Insurance Company of New York, T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., and T. Rowe Price Investment Services, Inc. /1

          (19) Form of Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds, Inc., Van Kampen Asset Management, Inc., and Allstate Life Insurance Company of New York. /1

          (20) Form of Participation Agreement among Allstate Life Insurance Company of New York, Van Kampen Universal Institutional Funds, and Van Kampen Asset Management, Inc./1

          (21) Form of Participation Agreement between Financial Investors Variable Insurance Trust and Allstate Life Insurance Company of New York (filed herewith)

     (i)  Not Applicable

     (j)  Not Applicable

     (k) Opinion and Consent of Michael J. Velotta, Vice President, Secretary and General Counsel of Allstate Life Insurance Company of New York. /2

     (l)  Actuarial Opinion and Consent. /2

     (m)  Sample Calculation. /2

     (n)  Other Consents:

          (1) Consent of Independent Registered Public Accounting Firm filed herewith

     (o)  Not Applicable

     (p)  Not Applicable

     (q)  Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(ii). /1

     (r)  Table of Surrender Charge Factors and Percentages. /2

     (99)(a) Powers of Attorney for (99)(a) Marcia D. Alazraki, Michael B. Boyle, Frederick F. Cripe, Matthew S. Easley, Robert J. Holden, Cleveland Johnson, Jr., John C. Lounds, Kenneth R. O'Brien, Samuel H. Pilch, John C. Pintozzi, John R.Raben, Jr., Phyllis Hill Slater and J. Eric Smith (filed herewith).

/1 Incorporated by reference from Registration Statement on Form N6 for Allstate Life of New York Variable Life Separate Account A, filed November 1, 2002 (File No. 333-100934)

/2 Previously filed in Pre-Effective Amendment No. 1 to this Registration Statement (File No. 333-100935) dated June 30, 2003.)

/3 Previously filed in Post-Effective Amendment No. 1 to this Registration Statement (File No. 333-100935) dated April 21, 2004.)

/4 Previously filed in Post-Effective Amendment No. 2 to this Registration Statement (File No. 333-100935) dated April 20, 2005.)

/5 Previously filed in Post-Effective Amendment No. 4 to this Registration Statement (File No. 333-100935) dated April 19, 2007.


Item 27. EXECUTIVE OFFICERS AND DIRECTORS OF THE DEPOSITOR

NAME AND PRINCIPAL           POSITION AND OFFICE WITH
BUSINESS ADDRESS*            DEPOSITOR OF THE ACCOUNT

MARCIA D. ALAZRAKI           DIRECTOR
MICHAEL B. BOYLE             DIRECTOR AND VICE PRESIDENT
FREDERICK F. CRIPE           DIRECTOR, CHAIRMAN OF THE BOARD, PRESIDENT AND
                             CHIEF EXECUTIVE OFFICER
MATTHEW S. EASLEY            DIRECTOR AND VICE PRESIDENT
ROBERT J. HOLDEN             DIRECTOR, VICE PRESIDENT AND CHIEF OPERATIONS
                             OFFICER
CLEVELAND JOHNSON, JR.       DIRECTOR
SUSAN L. LEES                DIRECTOR, VICE PRESIDENT, GENERAL COUNSEL AND
                             SECRETARY
JOHN C. LOUNDS               DIRECTOR AND VICE PRESIDENT
KENNETH R. O'BRIEN           DIRECTOR
JOHN C. PINTOZZI             DIRECTOR, VICE PRESIDENT AND CHIEF FINANCIAL
                             OFFICER
JOHN RICHARD RABEN,          DIRECTOR
JR.
PHYLLIS HILL SLATER          DIRECTOR
J. ERIC SMITH                DIRECTOR AND VICE PRESIDENT
SAMUEL H. PILCH              GROUP VICE PRESIDENT AND CONTROLLER
RICHARD C. CRIST, JR.        VICE PRESIDENT AND CHIEF PRIVACY OFFICER
MARK W. DAVIS                VICE PRESIDENT
JUDITH P. GREFFIN            VICE PRESIDENT
CHARLES D. MIRES             VICE PRESIDENT
PATRICIA W. WILSON           VICE PRESIDENT
STEVEN C. VERNEY             TREASURER
DARRYL L. BALTIMORE          ASSISTANT VICE PRESIDENT
ERROL CRAMER                 ASSISTANT VICE PRESIDENT
LAWRENCE W. DAHL             ASSISTANT VICE PRESIDENT
KAREN C. DUFFY               ASSISTANT VICE PRESIDENT AND ASSISTANT TREASURER
LISA A. FLANARY              ASSISTANT VICE PRESIDENT
KEITH A. HAUSCHILDT          ASSISTANT VICE PRESIDENT AND CHIEF COMPLIANCE
                             OFFICER
ATIF (A.J.) IJAZ             ASSISTANT VICE PRESIDENT
RONALD A. JOHNSON            ASSISTANT VICE PRESIDENT
TROND K. ODEGAARD            ASSISTANT VICE PRESIDENT AND INVESTMENT RISK
                             MANAGER
JOSEPH P. RATH               ASSISTANT VICE PRESIDENT, ASSISTANT GENERAL
                             COUNSEL AND ASSISTANT SECRETARY
MARIO RIZZO                  ASSISTANT VICE PRESIDENT AND ASSISTANT TREASURER
ROBERT E. TRANSON            ASSISTANT VICE PRESIDENT
TIMOTHY N. VANDER PAS        ASSISTANT VICE PRESIDENT
DEAN M. WAY                  ASSISTANT VICE PRESIDENT AND ILLUSTRATION ACTUARY
RICHARD ZAHARIAS             ASSISTANT VICE PRESIDENT
ROBERT WILLIAM BIRMAN        ASSISTANT SECRETARY
DORIS J. BRYANT              ASSISTANT SECRETARY
PAUL N. KIERIG               ASSISTANT SECRETARY
MARY J. MCGINN               ASSISTANT SECRETARY
LYNN CIRRINCIONE             ASSISTANT TREASURER
FLORIAN (BUD) PALAC          ASSISTANT TREASURER
RAYMOND P. THOMAS            ASSISTANT TREASURER
THERESA M. RESNICK           APPOINTED ACTUARY
KEVIN TIERNAN                CHIEF ADMINISTRATIVE OFFICER

*    The principal business address  of Ms. Alazraki is 7 Times Square, New York,
     New York, 10036.  The principal business address of  Mr. Johnson is 47 Doral
     Lane,  Bay Shore,  New York  11706.   The principal  business address of Mr.
     O'Brien  is  165 E. Loines Avenue,  Merrick, New York  11566.  The principal business address  of  Mr. Raben is  20 Linwood Ave,  Riverside,  Connecticut
     06878.  The  principal  business  address  of Ms. Slater is  14 Bond Street,
     Suite 410, Great Neck, Long Island,  New York 11021.  The principal business address of Mr. Holden is 100 Motor Parkway, Hauppauge, New York  11788.  The
     principal business address of the other  foregoing officers and directors is
     3100 Sanders Rd, Northbrook, Illinois 60062.


Item 28.  PERSONS  CONTROLLED  BY OR UNDER COMMON  CONTROL WITH THE DEPOSITOR OR
     REGISTRANT

See Annual Report on Form 10-K of the Allstate Corporation, File No. 1-11840, filed February 26, 2009.

Item 29: INDEMNIFICATION

The Articles of Incorporation of Allstate Life Insurance Company of New York
(Depositor) provide for the indemnification of its directors and officers against expenses, judgments, fines and amounts paid in settlement as incurred by such person, so long as such person shall not have been adjudged to be liable for negligence or misconduct in the performance of a duty to the Company. This right of indemnity is not exclusive of other rights to which a director or officer may otherwise be entitled.

The By-Laws of ALFS, Inc. (Distributor) provide that the corporation will indemnify a director, officer, employee or agent of the corporation to the full extent of Delaware law. In general, Delaware law provides that a corporation may indemnify a director, officer, employee or agent against expenses, judgments, fines and amounts paid in settlement if that individual acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.
No indemnification shall be made for expenses, including attorney's fees, if the person shall have been judged to be liable to the corporation unless a court determines such person is entitled to such indemnity. Expenses incurred by such individual in defending any action or proceeding may be advanced by the corporation so long as the individual agrees to repay the corporation if it is later determined that he or she is not entitled to such indemnification.

Under the terms of the form of Underwriting Agreement, the Depositor agrees to indemnify the distributor for any liability that the latter may incur to a Policy Owner or party-in-interest under a Policy, (a) arising out of any act or omission in the course of or in connection with rendering services under such Agreement, or (b) arising out of the purchase, retention or surrender of a Policy; provided, that the Depositor will not indemnify the Distributor for any such liability that results from the latter's willful misfeasance, bad faith or gross negligence, or from the reckless disregard by the latter of its duties and obligations under the Underwriting Agreement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the forgoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public Policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public
Policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 30. PRINCIPAL UNDERWRITERS

ALFS, Inc., ("ALFS") serves as principal underwriter and distributor of the Policies. ALFS is a wholly-owned subsidiary of Allstate Life Insurance Company.
ALFS is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of FINRA.

Allstate Life Insurance Company of New York does not pay ALFS any commission or other compensation. As stated in the SAI, under the underwriting agreement for the Policies, Allstate Life Insurance Company of New York reimburses ALFS for expenses incurred in distributing the Policies, including liability arising from services Allstate Life Insurance Company of New York provides on the Policies.

ALFS also serves as distributor for the Allstate Life Insurance Company of New
York Variable Life Separate Account A, which is another separate account of Allstate Life Insurance Company of New York. In addition, ALFS serves as the principal distributor of certain annuity and insurance products issued by the following companies and separate accounts, all of which are affiliates of ALFS and Allstate Life Insurance Company of New York:

     Allstate Financial Advisors Separate Account I
     Allstate Life of New York Separate Account A

The following are the directors and officers of ALFS. The principal business address of each of the officers and directors listed below is 3100 Sanders Road, Northbrook, IL 60062.

Name and Principal Business         Positions and Offices
Address* of Each Such Person        with Underwriter

      Name                               Position with Distributor
----------------------       ------------------------------------------------
J. ERIC SMITH                DIRECTOR, CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE
                             OFFICER
LAWRENCE W. DAHL             DIRECTOR AND PRESIDENT
JOHN C. LOUNDS               DIRECTOR
SUSAN L. LEES                SECRETARY
MARIAN GOLL                  VICE PRESIDENT, TREASURER AND FINANCIAL OPERATIONS
                             PRINCIPAL
JOSEPH P. RATH               VICE PRESIDENT, GENERAL COUNSEL AND ASSISTANT SECRETARY
RICHARD C. CRIST, JR.        VICE PRESIDENT AND CHIEF PRIVACY OFFICER
DANA GOLDSTEIN               CHIEF COMPLIANCE OFFICER
WILLIAM F. EMMONS            ASSISTANT SECRETARY
MARY J. MCGINN               ASSISTANT SECRETARY
KAREN C. DUFFY               ASSISTANT TREASURER
MARIO RIZZO                  ASSISTANT TREASURER
STEVEN C. VERNEY             ASSISTANT TREASURER



Item 31. LOCATION OF ACCOUNTS AND RECORDS

The Depositor, Allstate Life Insurance Company of New York, is located at 100 Motor Parkway Suite 140, Hauppauge, New York 11788 with additional mailing addresses and service center addresses in Nebraska. The Principal Underwriter, ALFS, Inc. is located at 3100 Sanders Road, Northbrook, Illinois 60062.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.


Item 32. MANAGEMENT SERVICES

None.

Item 33. REPRESENTATION OF REASONABLENESS OF FEES

Allstate Life Insurance Company of New York hereby represents that the aggregate fees and charges deducted under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Allstate Life Insurance Company of New York.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Allstate Life of New York Variable Life Separate Account A, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Township of Northfield, State of Illinois, on the 30th day of April 2009.

           ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
                                  (REGISTRANT)

                 BY: ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)


                           By: /s/ Susan L. Lees
                           --------------------------
                                 Susan L. Lees
                         Vice President, Secretary, and
                                 General Counsel


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the 30th day of April 2009.



*/MARCIA D. ALAZRAKI             Director
--------------------
Marcia D. Alazraki

*/MICHAEL B. BOYLE               Director and Vice President
------------------
Michael B. Boyle

*/FREDERICK F. CRIPE             Director, Chairman of the Board, Chief
--------------------             Executive
Frederick F. Cripe               (Principal Executive Officer)

"*/MATTHEW S. EASLEY             Director
--------------------
Matthew S. Easley

*/ROBERT J. HOLDEN               Director, Vice President and Chief Operations
------------------               Officer
Robert J. Holden

"*/CLEVELAND JOHNSON, JR.        Director
-------------------------
Cleveland Johnson, Jr.

/s/SUSAN L. LEES                 Director, Vice President, General Counsel and
----------------                 Secretary
Susan L. Lees

*/JOHN C. LOUNDS                 Director and Vice President
----------------
John C. Lounds

*/KENNETH R. O'BRIEN             Director
--------------------
Kenneth R. O'Brien

*/SAMUEL H. PILCH                Controller and Group Vice President
-----------------                (Principal Accounting Officer)
Samuel H. Pilch

*/JOHN C. PINTOZZI               Director, Vice President and Chief Financial
------------------               Officer
John C. Pintozzi                 (Principal Financial Officer)

*/JOHN R. RABEN, JR.             Director
--------------------
John R. Raben, Jr.

*/PHYLLIS HILL SLATER            Director
---------------------
Phyllis Hill Slater

*/J. ERIC SMITH                  Director and Vice President
-----------------
J. Eric Smith


*/ By Susan L. Lees, pursuant to Power of Attorney, filed herewith or previously filed.





                                  EXHIBIT INDEX


Exhibit No.                        Description

26(h)(21)     Form of Participation  Agreement between Financial Investors
              Variable Insurance Trust and Allstate Life Insurance Company of New York


(n)(1)        Consent of Independent Registered Public Accounting Firm


(99)(a) Powers of Attorney for Marcia D. Alazraki, Michael B. Boyle, Frederick F. Cripe, Matthew S. Easley, Robert J. Holden, Cleveland Johnson, Jr., John C. Lounds, Kenneth R. O'Brien, Samuel H. Pilch, John C. Pintozzi, John R.Raben, Jr., Phyllis Hill Slater and J. Eric Smith.